EXHIBIT 4.1

                         ===========================

                                 CWALT, INC.,

                                   Depositor

                        [COUNTRYWIDE HOME LOANS, INC.],

                                    Seller

                              [PARK GRANADA LLC],

                                    Seller

                              [PARK MONACO INC.],

                                    Seller

                              [PARK SIENNA LLC],

                                    Seller

                    [COUNTRYWIDE HOME LOANS SERVICING LP],

                                Master Servicer

                                      and

                            ______________________,

                                    Trustee

                      ___________________________________


                        POOLING AND SERVICING AGREEMENT

                         Dated as of ___________, 200_

                      ___________________________________


                        ALTERNATIVE LOAN TRUST 200_-__

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 200_-__


                         ===========================

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                               Table of Contents

                                                                          Page
                                                                          ----


                            ARTICLE I DEFINITIONS


    ARTICLE II CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES

SECTION 2.01.    Conveyance of Mortgage Loans.............................II-1
SECTION 2.02.    Acceptance by Trustee of the Mortgage Loans..............II-7
SECTION 2.03.    Representations, Warranties and Covenants of
                 the Sellers and  Master Servicer........................II-10
SECTION 2.04.    Representations and Warranties of the Depositor
                 as to the Mortgage Loans................................II-13
SECTION 2.05.    Delivery of Opinion of Counsel in Connection with
                 Substitutions...........................................II-13
SECTION 2.06.    Execution and Delivery of Certificates..................II-13
SECTION 2.07.    REMIC Matters...........................................II-14
SECTION 2.08.    Covenants of the Master Servicer........................II-14

          ARTICLE III ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

SECTION 3.01.    Master Servicer to Service Mortgage Loans...............III-1
SECTION 3.02.    Subservicing; Enforcement of the Obligations
                 of Subservicers.........................................III-2
SECTION 3.03.    Rights of the Depositor, the NIM Insurer and
                 the Trustee in Respect of the Master Servicer...........III-2
SECTION 3.04.    Trustee to Act as Master Servicer.......................III-2
SECTION 3.05.    Collection of Mortgage Loan Payments; Certificate
                 Account; Distribution Account; Supplemental Loan
                 Account; Capitalized Interest Account; Carryover
                 Reserve Fund; Credit Comeback Excess Amount; Principal
                 Reserve Fund............................................III-3
SECTION 3.06.    Collection of Taxes, Assessments and Similar Items;
                 Escrow Accounts.........................................III-8
SECTION 3.07.    Access to Certain Documentation and Information
                 Regarding the Mortgage Loans............................III-9
SECTION 3.08.    Permitted Withdrawals from the Certificate Account,
                 the Distribution Account, the Carryover Reserve Fund
                 and the Principal Reserve Fund..........................III-9
SECTION 3.09.    Maintenance of Hazard Insurance; Maintenance of
                 Primary Insurance Policies.............................III-11
SECTION 3.10.    Enforcement of Due-on-Sale Clauses;
                 Assumption Agreements..................................III-12
SECTION 3.11.    Realization Upon Defaulted Mortgage Loans;
                 Repurchase of Certain Mortgage Loans...................III-13
SECTION 3.12.    Trustee to Cooperate; Release of Mortgage Files........III-16
SECTION 3.13.    Documents, Records and Funds in Possession of
                 Master Servicer to be Held for the Trustee.............III-17
SECTION 3.14.    Servicing Compensation.................................III-17
SECTION 3.15.    Access to Certain Documentation........................III-18
SECTION 3.16.    Annual Statement as to Compliance......................III-18
SECTION 3.17.    Errors and Omissions Insurance; Fidelity Bonds.........III-19
SECTION 3.18.    The Corridor Contract..................................III-19
SECTION 3.19.    Prepayment Charges.....................................III-20

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         ARTICLE IV DISTRIBUTIONS AND ADVANCES BY THE MASTER SERVICER

SECTION 4.01.    Advances.................................................IV-1
SECTION 4.02.    Priorities of Distribution...............................IV-2
SECTION 4.03.    [Reserved]..............................................IV-17
SECTION 4.04.    [Reserved]..............................................IV-17
SECTION 4.05.    [Class [AF-5B] Policy; Rights of the
                  Class [AF-5B] Insurer..................................IV-17
SECTION 4.06.    Monthly Statements to Certificateholders................IV-20
SECTION 4.07.    Determination of Pass-Through Rates for
                 COFI Certificates.......................................IV-20
SECTION 4.08.    Determination of Pass-Through Rates for
                 LIBOR Certificates......................................IV-21

                          ARTICLE V THE CERTIFICATES

SECTION 5.01.    The Certificates..........................................V-1
SECTION 5.02.    Certificate Register; Registration of Transfer and
                 Exchange of Certificates..................................V-1
SECTION 5.03.    Mutilated, Destroyed, Lost or Stolen Certificates.........V-6
SECTION 5.04.    Persons Deemed Owners.....................................V-6
SECTION 5.05.    Access to List of Certificateholders' Names
                 and Addresses.............................................V-6
SECTION 5.06.    Maintenance of Office or Agency...........................V-6

               ARTICLE VI THE DEPOSITOR AND THE MASTER SERVICER

SECTION 6.01.    Respective Liabilities of the Depositor and
                 the Master Servicer......................................VI-1
SECTION 6.02.    Merger or Consolidation of the Depositor or
                 the Master Servicer......................................VI-1
SECTION 6.03.    Limitation on Liability of the Depositor, the Sellers,
                 the Master Servicer, the NIM Insurer and Others..........VI-1
SECTION 6.04.    Limitation on Resignation of Master Servicer.............VI-2

                              ARTICLE VII DEFAULT

SECTION 7.01.    Events of Default.......................................VII-1
SECTION 7.02.    Trustee to Act; Appointment of Successor................VII-2
SECTION 7.03.    Notification to Certificateholders......................VII-4

                      ARTICLE VIII CONCERNING THE TRUSTEE

SECTION 8.01.    Duties of Trustee......................................VIII-1
SECTION 8.02.    Certain Matters Affecting the Trustee..................VIII-2
SECTION 8.03.    Trustee Not Liable for Certificates or Mortgage Loans..VIII-3
SECTION 8.04.    Trustee May Own Certificates...........................VIII-3
SECTION 8.05.    Trustee's Fees and Expenses............................VIII-3
SECTION 8.06.    Eligibility Requirements for Trustee...................VIII-3
SECTION 8.07.    Resignation and Removal of Trustee.....................VIII-4
SECTION 8.08.    Successor Trustee......................................VIII-5
SECTION 8.09.    Merger or Consolidation of Trustee.....................VIII-5
SECTION 8.10.    Appointment of Co-Trustee or Separate Trustee..........VIII-6
SECTION 8.11.    Tax Matters............................................VIII-7

                            ARTICLE IX TERMINATION

SECTION 9.01.    Termination upon Liquidation or Purchase of all
                 Mortgage Loans...........................................IX-2


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SECTION 9.02.    Final Distribution on the Certificates...................IX-2
SECTION 9.03.    Additional Termination Requirements......................IX-3

                      ARTICLE X MISCELLANEOUS PROVISIONS

SECTION 10.01.   Amendment.................................................X-1
SECTION 10.02.   Recordation of Agreement; Counterparts....................X-2
SECTION 10.03.   Governing Law.............................................X-2
SECTION 10.04.   Intention of Parties......................................X-2
SECTION 10.05.   Notices...................................................X-3
SECTION 10.06.   Severability of Provisions................................X-4
SECTION 10.07.   Assignment................................................X-4
SECTION 10.08.   Limitation on Rights of Certificateholders................X-4
SECTION 10.09.   Inspection and Audit Rights...............................X-5
SECTION 10.10.   Certificates Nonassessable and Fully Paid.................X-5
SECTION 10.11.   [Reserved]................................................X-5
SECTION 10.12.   Protection of Assets......................................X-5

                       ARTICLE XI EXCHANGE ACT REPORTING

SECTION 11.01.   Filing Obligations.......................................XI-6
SECTION 11.02.   Form 10-D Filings........................................XI-6
SECTION 11.03.   Form 8-K Filings.........................................XI-7
SECTION 11.04.   Form 10-K Filings........................................XI-7
SECTION 11.05.   Sarbanes-Oxley Certification.............................XI-8
SECTION 11.06.   Form 15 Filing...........................................XI-8
SECTION 11.07.   Report on Assessment of Compliance and Attestation.......XI-8
SECTION 11.08.   Use of Subservicers and Subcontractors...................XI-9
SECTION 11.09.   Amendments..............................................XI-10


                                   SCHEDULES

Schedule I      Mortgage Loan Schedule...................................S-I-1
Schedule II-A   Representations and Warranties of [Countrywide].......S-II-A-1
Schedule II-B   Representations and Warranties of [Park Granada]......S-II-B-1
Schedule II-C   Representations and Warranties of [Park Monaco Inc.]..S-II-C-1
Schedule II-D   Representations and Warranties of [Park Sienna LLC]...S-II-D-1
Schedule III-A  Representations and Warranties of [Countrywide]
                as to the Mortgage Loans.............................S-III-A-1
Schedule III-B  Representations and Warranties of [Countrywide]
                as to the [Countrywide] Mortgage Loans...............S-III-B-1
Schedule III-C  Representations and Warranties of [Park Granada]
                as to the [Park Granada] Mortgage Loans..............S-III-C-1
Schedule III-D  Representations and Warranties of [Park Monaco Inc.]
                as to the [Park Monaco Inc.] Mortgage Loans..........S-III-D-1
Schedule III-E  Representations and Warranties of [Park Sienna LLC]
                as to the [Park Sienna LLC] Mortgage Loans...........S-III-E-1
Schedule IV     Representations and Warranties of the
                Master Servicer.........................................S-IV-1
Schedule V      Principal Balance Schedules (if applicable)..............S-V-1
Schedule VI     Form of Monthly Master Servicer Report..................S-VI-I

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                                   EXHIBITS

Exhibit A:      Form of Senior Certificate (excluding Notional
                Amount Certificates).......................................A-1
Exhibit B:      Form of Subordinated Certificate...........................B-1
Exhibit C-1:    Form of Class A-R Certificate............................C-1-1
Exhibit C-2:    Form of Class P Certificate..............................C-2-1
Exhibit C-3:    Form of Class C Certificate..............................C-3-1
Exhibit D:      [Reserved].................................................D-1
Exhibit E:      Form of Reverse of Certificates............................E-1
Exhibit F-1:    Form of Initial Certification of Trustee (Initial
                Mortgage Loans)..........................................F-1-1
Exhibit F-2:    Form of Initial Certification of Trustee
                (Supplemental Mortgage Loans)............................F-2-1
Exhibit G-1:    Form of Delay Delivery Certification of Trustee
                (Initial Mortgage Loans).................................G-1-1
Exhibit G-2:    Form of Delay Delivery Certification of Trustee
                (Supplemental Mortgage Loans)............................G-2-1
Exhibit H-1:    Form of Final Certification of Trustee
                (Initial Mortgage Loans).................................H-1-1
Exhibit H-2:    Form of Final Certification of Trustee (Supplemental
                Mortgage Loans)..........................................H-2-1
Exhibit I:      Form of Transfer Affidavit.................................I-1
Exhibit J-1:    Form of Transferor Certificate (Residual)................J-1-1
Exhibit J-2:    Form of Transferor Certificate (Private).................J-2-1
Exhibit K:      Form of Investment Letter [Non-Rule 144A]..................K-1
Exhibit L:      Form of Rule 144A Letter...................................L-1
Exhibit M:      Form of Request for Release (for Trustee)..................M-1
Exhibit N:      Form of Request for Release of Documents (Mortgage
                Loan - Paid in Full, Repurchased and Replaced).............N-1
Exhibit O:      Form of Financial Guaranty Insurance Policy................O-1
Exhibit P:      Form of Supplemental Transfer Agreement....................P-1
Exhibit Q:      Standard & Poor's LEVELS(R) Version 5.6c Glossary
                Revised, Appendix E........................................Q-1
Exhibit R:      Form of Corridor Contract..................................R-1
Exhibit S-1:    Form of Corridor Contract Assignment Agreement...........S-1-1
Exhibit S-2:    Form of Corridor Contract Administration Agreement.......S-2-1
Exhibit T:      Form of Officer's Certificate with respect to Prepayments..T-1
Exhibit U:      Monthly Report.............................................U-1
Exhibit V-1:    Form of Performance Certification (Subservicer)..........V-1-1
Exhibit V-2:    Form of Performance Certification (Trustee)..............V-2-1
Exhibit W:      Form of Servicing Criteria to be Addressed in
                Assessment of Compliance Statement.........................W-1
Exhibit X:      List of Item 1119 Parties..................................X-1
Exhibit Y:      Form of Sarbanes-Oxley Certification.......................Y-1

            THIS POOLING AND SERVICING AGREEMENT, dated as of ___________, 200_, among CWALT, INC., a Delaware corporation, as depositor (the "Depositor"),[Countrywide Home Loans, Inc.] ("[Countrywide]"), a [New York corporation], as a seller (a "Seller"), [Park Granada LLC] ("[Park Granada]"), a [Delaware limited liability company], as a seller (a "Seller"), [Park Monaco Inc.] ("[Park Monaco]"), a [Delaware corporation], as a seller (a "Seller"), [Park Sienna LLC] ("[Park Sienna]"), a [Delaware limited liability company], as a seller (a "Seller"), [Countrywide Home Loans Servicing LP], a [Texas limited partnership], as master servicer (the "Master Servicer"), and ______________________, a [banking corporation] organized under the laws of the State of _______, as trustee (the "Trustee").

                                WITNESSETH THAT

            In consideration of the mutual agreements herein contained, the parties hereto agree as follows:


                             PRELIMINARY STATEMENT

            The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. The Trust Fund (excluding the Credit Comeback Excess Account, the Carryover Reserve Fund, the assets held in the Supplemental Loan Account and the Trust Fund's rights with respect to payments received under the Corridor Contracts) for federal income tax purposes will consist of four REMICs ("REMIC 1", "REMIC 2", "REMIC 3" and the "Master REMIC"). Each Certificate, other than the Class A-R Certificate, will represent ownership of one or more regular interests in the Master REMIC for purposes of the REMIC Provisions. The Class A-R Certificate represents ownership of the sole class of residual interest in REMIC 1, REMIC 2, REMIC 3 and the Master REMIC. The Master REMIC will hold as assets the several classes of uncertificated REMIC 3 Interests. Each REMIC 3 Interest (other than the R-3-R Interest) is hereby designated as a regular interest in REMIC 3. REMIC 3 will hold as assets the several classes of REMIC 2 Interests (other than the R-2-R Interest). Each REMIC 2 Interest (other than the R-2-R Interest) is hereby designated as a regular interest in REMIC 2. REMIC 2 will hold as assets the several classes of REMIC 1 Interests (other than the R-1-R Interest). Each REMIC 1 Interest (other than the R-1-R Interest) is hereby designated as a regular interest in REMIC 1. REMIC 1 will hold as assets all property of the Trust Fund (excluding the Credit Comeback Excess Account, the Carryover Reserve Fund, the assets held in the Supplemental Loan Account and the Trust Fund's rights with respect to payments received under the Corridor Contracts). The latest possible maturity date of all REMIC regular interests created in this Agreement shall be the Latest Possible Maturity Date.

      REMIC 1:

            The REMIC 1 Interests will have the principal balances, pass-through rates and Corresponding Loan Groups as set forth below.

                                      Initial      Pass-Through   Corresponding
REMIC 1 Interests                      Balance         Rate       Loan Group(s)
----------------------------------  ------------ --------------- ---------------
R-1-1-I.......................          (1)             (5)            [1]
R-1-1-S.......................          (2)             (6)            [1]
R-1-2-I.......................          (1)             (5)            [2]
R-1-2-S.......................          (2)             (6)            [2]
R-1-3-I.......................          (1)             (5)            [3]
R-1-3-S.......................          (2)             (6)            [3]
R-1-XF........................          (3)             (7)            [1]
R-1-XV........................          (3)             (7)          [2 and 3]
R-1-R.........................          (4)             (4)            N/A
_______________

(1) The principal balance of each REMIC 1 Interest having an "I" designation is the principal balance of all the Initial Mortgage Loans in the Corresponding Loan Group.

(2) The principal balance of each REMIC 1 Interest having an "S" designation is the principal balance of all the Supplemental Mortgage Loans in the Corresponding Loan Group.

(3)   This REMIC 1 Interest pays no principal.

(4) The R-1-R Interest is the sole class of residual interest in REMIC 2. It has no principal balance and pays no principal or interest.

(5) The interest rate for this REMIC 1 Interest with respect to any Distribution Date (and the related Interest Accrual Period) through the Distribution Date in ________ 200_ is a per annum rate equal to the weighted average of the Adjusted Net Mortgage Rates of the Initial Mortgage Loans in the Corresponding Loan Group. For any Distribution Date (and the related Interest Accrual Period) following the Distribution Date in ________ 200_, the interest rate for this REMIC 1 Interest is a per annum rate equal to the weighted average of the Adjusted Net Mortgage Rates of all the Mortgage Loans in the Corresponding Loan Group.

(6) The interest rate for this REMIC 1 Interest with respect to any Distribution Date (and the related Interest Accrual Period) through the Distribution Date in ________ 200_ is a per annum rate equal to _____%. For any Distribution Date (and the related Interest Accrual Period) following the Distribution Date in ________ 200_, the interest rate for this REMIC 1 Interest is a per annum rate equal to the weighted average of the Adjusted Net Mortgage Rates of all the Mortgage Loans in the Corresponding Loan Group.

(7) For any Distribution Date (and the related Interest Accrual Period) through the Distribution Date in ________ 200_, this REMIC 1 Interest is entitled to all the interest payable with respect to the Supplemental Mortgage Loans in the Corresponding Loan Group (or Groups). For any Distribution Date (and the related Interest Accrual Period) following the Distribution Date in ________ 200_, the interest rate for this REMIC 1 Interest is a per annum rate equal to ____%.

      On each Distribution Date, the Interest Funds and the Principal Distribution Amount of the Corresponding Loan Groups shall be distributed with respect to the REMIC 1 Interests in the following manner:

      (1) Interest. Interest is to be distributed with respect to each REMIC 1 Interest at the rate, or according to the formulas, described above.

      (2) Principal. For any Distribution Date (and the related Interest Accrual Period) through the Distribution Date in ________ 200_, the Principal Distribution Amount with respect to the Initial Mortgage Loans in a Loan Group shall be allocated to its corresponding "I" REMIC 1 Interests, and the Principal Distribution Amount with respect to the Supplemental Mortgage Loans in a Loan Group shall be allocated to its corresponding "S" REMIC 1 Interests. For any Distribution Date (and the related Interest Accrual Period) after the Distribution Date in ________ 200_, the Principal Distribution Amount with respect to all Mortgage Loans in a Loan Group shall be allocated in proportion to its corresponding REMIC 1 Interests.



      REMIC 2:

            The REMIC 2 Interests will have the principal balances, pass-through rates and Corresponding Loan Groups as set forth below. For the purpose of the descriptions that follow, (1) Loan Group [1] and the REMIC 2 Interests that correspond to Loan Group [1] are referred to, from time to time, as the "Fixed Loan Group" and the "Fixed Interests," respectively, and
(2) Loan Group [2] and Loan Group [3] and the REMIC 2 Interests corresponding to Loan Group [2] and Loan Group [3] are referrred to, from time to time, as the "Variable Loan Groups" and the "Variable Interests," respectively.

                                      Initial      Pass-Through   Corresponding
REMIC 2 Interests                     Balance          Rate         Loan Group
----------------------------------  ------------ --------------- ---------------
R-2-F ............................      (1)             (2)            [1]
R-2-A-2 ([0.9]% of SCB Group [2]).      (3)             (4)            [2]
R-2-B-2 ([0.1]% of SCB Group [2]).      (3)             (4)            [2]
R-2-C-2 ([0.9]% of ASCB Group [2])      (3)             (4)            [2]
R-2-D-2 ([0.1]% of ASCB Group [2])      (3)             (4)            [2]
R-2-E-2 (Excess of Group [2]).....      (3)             (4)            [2]
R-2-A-3 ([0.9]% of SCB Group [3]).      (3)             (5)            [3]
R-2-B-3 ([0.1]% of SCB Group [3]).      (3)             (5)            [3]
R-2-C-3 ([0.9]% of ASCB Group [3])      (3)             (5)            [3]
R-2-D-3 ([0.1]% of ASCB Group [3])      (3)             (5)            [3]
R-2-E-3 (Excess of Group [3]).....      (3)             (5)            [3]
R-2-[PF]..........................     $[100]           (6)            N/A
R-2-[PV]..........................     $[100]           (7)            N/A
R-2-R.............................      (8)             (8)            N/A
R-2-XF............................      (9)            (10)            N/A
R-2-XV............................      (9)            (11)            N/A
_______________

(1) The Class F Interest will have a principal balance equal to the principal balance of the R-1-1-I and R-1-1-S Interests.

(2) A rate equal to the weighted average of the pass-through rates of the R-1-1-I and R-1-1-S Interests (the "Loan Group [1] Net Rate Cap").



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

(3) With respect to the Variable Interests, each REMIC 2 Interest having an "R-2-A-" designation (each, an "R-2-A Interest") will have a principal balance initially equal to [0.9]% of the Subordinate Component Balance ("SCB") of its Corresponding Loan Group. Each REMIC 2 Interest having an "R-2-B-" designation (each, an "R-2-B Interest") will have a principal balance initially equal to [0.1]% of the SCB of its Corresponding Loan Group. Each REMIC 2 Interest having an "R-2-C-" designation (each, an "R-2-C Interest") will have a principal balance initially equal to [0.9]% of the Adjusted Subordinated Component Balance ("ASCB") of its Corresponding Loan Group. Each REMIC 2 Interest having an "R-2-D-" designation (each, an "R-2-D Interest") will have a principal balance initially equal to [0.1]% of the ASCB of its Corresponding Loan Group. The initial principal balance of each REMIC 2 Interest having an "R-2-E-" designation (each, an "R-2-E Interest") will equal the excess of its Corresponding Loan Group over the initial aggregate principal balances of the R-2-A, R-2-B, R-2-C and R-2-D Interests corresponding to such Loan Group.

(4) A rate equal to the weighted average of the pass-through rates of the R-1-2-I and R-1-2-S Interests (the "Loan Group [2] Net Rate Cap").

(5) A rate equal to the weighted average of the pass-through rates of the R-1-3-I and R-1-3-S Interests (the "Loan Group [3] Net Rate Cap").

(6) The R-2-PF Interest is entitled to all Prepayment Charges collected with respect to the Mortgage Loans in Group [1]. It pays no interest.

(7) The R-2-PV Interest is entitled to all Prepayment Charges collected with respect to the Mortgage Loans in Loan Group [2] and Loan Group [3]. It pays no interest.

(8) The R-2-R Interest is the sole class of residual interest in REMIC 2. It has no principal balance and pays no principal or interest.

(9)   This REMIC 2 Interest pays no principal.

(10) This REMIC 2 Interest is entitiled to all amounts payable with respect to the R-1-XF Interest.

(11) This REMIC 2 Interest is entitiled to all amounts payable with respect to the R-1-XV Interest.

            On each Distribution Date, the Interest Funds and the Principal Distribution Amounts payable with respect to the REMIC 1 Interests shall be payable with respect to the REMIC 2 Interests in the following manner:

      (1) Interest. Interest is to be distributed with respect to each REMIC 2 Interest at the rate, or according to the formulas, described above.

      (2) Principal. All Principal Distribution Amounts arising with respect to Loan Group [1] shall be allocated to the Fixed Interests.

      (3) Principal if no Cross-Over Situation Exists. If no Cross-Over Situation exists with respect to any Variable Interest, then the Principal Distribution Amounts payable with respect to each Variable Loan Group will be payable: first to cause the Variable Loan Group's corresponding R-2-A, R-2-B, R-2-C and R-2-D Interests to equal, respectively, [0.9]% of the SCB, [0.1]% of the SCB, [0.9]% of the ASCB and [0.1]% of the ASCB, of the Corresponding Loan Group, and then to the corresponding R-2-E Interest.

      (4) Principal if a Cross-Over Situation Exists. If a Cross-Over Situation exists with respect to the R-2-A and R-2-B Interests then:

      (a) if the Calculation Rate in respect of the outstanding R-2-A and R-2-B Interests is less than the Adjustable Rate Subordinate Net Rate Cap, Principal Relocation Payments will be made proportionately to the outstanding R-2-A Interests prior to any other principal distributions from each such Variable Loan Group; and

      (b) if the Calculation Rate in respect of the outstanding R-2-A and R-2-B Interests is greater than the Adjustable Rate Subordinate Net Rate Cap, Principal Relocation Payments will be made proportionately to the outstanding R-2-B Interests prior to any other principal distributions from each such Variable Loan Group.

In each case, Principal Relocation Payments will be made so as to cause the Calculation Rate in respect of the outstanding R-2-A and R-2-B Interests to equal the Adjustable Rate Subordinate Net Rate Cap. With respect to each Variable Loan Group, if (and to the extent that) the sum of (a) the principal payments comprising the Principal Distribution Amount payable for the related Distribution Date and (b) the Realized Losses, are insufficient to make the necessary reductions of principal on the R-2-A and R-2-B Interests, then interest will be added to the Variable Loan Group's R-2-E Interest.

(c) The outstanding aggregate R-2-A and R-2-B Interests for both Variable Loan Groups will not be reduced below 1 percent of the excess of (i) the aggregate outstanding Stated Principal Balances of all Variable Loan Groups as of the end of any Due Period over (ii) the Senior Certificates related to the Variable Loan Groups as of the related Distribution Date (after taking into account distributions of principal on such Distribution Date).

If (and to the extent that) the limitation in paragraph (c) prevents the distribution of principal to the R-2-A and R-2-B Interests of a Variable Loan Group, and if the Variable Loan Group's corresponding R-2-E Interest has already been reduced to zero, then the excess principal from that Variable Loan Group will be paid to the R-2-E Interest of the other Variable Loan Group, the aggregate R-2-A and R-2-B Interests of which are less than one percent of the Subordinate Component Balance. If the Variable Loan Group of the corresponding R-2-E Interest that receives such payment has a Group Net Rate Cap below the Group Net Rate Cap of the Variable Loan Group making the payment, then the payment will be treated by REMIC 2 as a Realized Loss. Conversely, if the Variable Loan Group of the R-2-E Interest that receives such payment has a Group Net Rate Cap above the Group Net Rate Cap of the Variable Loan Group making the payment, then the payment will be treated by REMIC 2 as a reimbursement for prior Realized Losses.

If a Cross-Over Situation exists with respect to the R-2-C and R-2-D Interests then:

      (d) if the Calculation Rate in respect of the outstanding R-2-C and R-2-D Interests is less than the Adjusted Subordinate Net Rate Cap, Principal Relocation Payments will be made proportionately to the R-2-C Interests prior to any other principal distributions from each such Variable Loan Group; and

      (e) if the Calculation Rate in respect of the outstanding R-2-C and R-2-D Interests is greater than the Adjusted Subordinate Net Rate Cap, Principal Relocation Payments will be made proportionately to the outstanding R-2-D Interests prior to any other principal distributions from each such Variable Loan Group.

In each case, Principal Relocation Payments will be made so as to cause the Calculation Rate in respect of the outstanding R-2-C and R-2-D Interests to equal the Adjusted Subordinate Net Rate Cap. With respect to each Variable Loan Group, if (and to the extent that) the sum of (a) the principal payments comprising the Principal Distribution Amount payable for the related Distribution Date and (b) the Realized Losses, are insufficient to make the necessary reductions of principal on the R-2-C and R-2-D Interests, then interest will be added to the Variable Loan Group's R-2-E Interest.

      (f) The outstanding aggregate R-2-C and R-2-D Interests for all Variable Loan Groups will not be reduced below 1 percent of the excess of (i) the aggregate outstanding Stated Principal Balances of all Variable Loan Groups as of the end of any Due Period over (ii) the Senior Certificates related to the Variable Loan Groups as of the related Distribution Date (after taking into account distributions of principal on such Distribution Date).

If (and to the extent that) the limitation in paragraph (f) prevents the distribution of principal to the R-2-C and R-2-D Interests of a Variable Loan Group, and if the Variable Loan Group's R-2-E Interest has already been reduced to zero, then the excess principal from that Variable Loan Group will be paid to the R-2-E Interests of the other Variable Loan Group, the aggregate R-2-C and R-2-D Interests of which are less than one percent of the Adjusted Subordinate Component Balance. If the Variable Loan Group of the R-2-E Interest that receives such payment has a Group Net Rate Cap below the Group Net Rate Cap of the Variable Loan Group making the payment, then the payment will be treated by REMIC 2 as a Realized Loss. Conversely, if the Variable Loan Group of the R-2- E Interest that receives such payment has a Group Net Rate Cap above the Group Net Rate Cap of the Variable Loan Group making the payment, then the payment will be treated by REMIC 2 as a reimbursement for prior Realized Losses.

      REMIC 3:

The REMIC 3 Regular Interests will have the principal balances, pass-through rates and Corresponding Classes of Certificates as set forth in the following table:

--------------------------------------------------------------------------------
                                                                Corresponding
                      Initial Principal     Pass-Through          Class of
 REMIC 3 Interests         Balance               Rate           Certificates
--------------------------------------------------------------------------------
R-3-[AF-1A].........         (1)                 (2)               [AF-1A]
--------------------------------------------------------------------------------
R-3-[AF-1B].........         (1)                 (2)               [AF-1B]
--------------------------------------------------------------------------------
R-3-[AF-2]..........         (1)                 (2)               [AF-2]
--------------------------------------------------------------------------------
R-3-[AF-3]..........         (1)                 (2)               [AF-3]
--------------------------------------------------------------------------------
R-3-[AF-4]..........         (1)                 (2)               [AF-4]
--------------------------------------------------------------------------------
R-3-[AF-5A].........         (1)                 (2)               [AF-5A]
--------------------------------------------------------------------------------
R-3-[AF-5B].........         (1)                 (2)               [AF-5B]
--------------------------------------------------------------------------------
R-3-[AF-__].........         (1)                 (2)               [AF-__]
--------------------------------------------------------------------------------
R-3-[MF-1]..........         (1)                 (2)               [MF-1]
--------------------------------------------------------------------------------
R-3-[MF-2]..........         (1)                 (2)               [MF-2]
--------------------------------------------------------------------------------
R-3-[MF-3]..........         (1)                 (2)               [MF-3]
--------------------------------------------------------------------------------
R-3-[MF-__].........         (1)                 (2)               [MF-__]
--------------------------------------------------------------------------------
R-3-[MF-__].........         (1)                 (2)               [MF-__]
--------------------------------------------------------------------------------
R-3-[BF]............         (1)                 (2)                [BF]
--------------------------------------------------------------------------------
R-3-[PF]............       $[100]                (3)                [PF]
--------------------------------------------------------------------------------
R-3-F-Accrual.......            (1)              (2)                 N/A
--------------------------------------------------------------------------------
R-3-[2-AV-1]........         (4)                 (5)              [2-AV-1]
--------------------------------------------------------------------------------
R-3-[2-AV-2]........         (4)                 (5)              [2-AV-2]
--------------------------------------------------------------------------------
R-3-[2-AV-__].......         (4)                 (5)              [2-AV-__]
--------------------------------------------------------------------------------
R-3-[3-AV-1]........         (4)                 (6)              [3-AV-1]
--------------------------------------------------------------------------------
R-3-[3-AV-2]........         (4)                 (6)              [3-AV-2]
--------------------------------------------------------------------------------
R-3-[3-AV-__].......         (4)                 (6)              [3-AV-__]
--------------------------------------------------------------------------------
R-3-[MV-1]..........         (4)                 (7)               [MV-1]
--------------------------------------------------------------------------------
R-3-[MV-2]..........         (4)                 (7)               [MV-2]
--------------------------------------------------------------------------------
R-3-[MV-3]..........         (4)                 (7)               [MV-3]
--------------------------------------------------------------------------------
R-3-[MV-__].........         (4)                 (7)               [MV-__]
--------------------------------------------------------------------------------
R-3-[MV-__].........         (4)                 (7)               [MV-__]
--------------------------------------------------------------------------------
R-3-[BV]............         (4)                 (7)                [BV]
--------------------------------------------------------------------------------
R-3-$[100]..........          $[100]             (8)                 A-R
--------------------------------------------------------------------------------
R-3-V-Accrual.......         (4)                 (9)                 N/A
--------------------------------------------------------------------------------
R-3-[PV]............          $[100]            (10)                [PV]
--------------------------------------------------------------------------------
R-3-R...............        (11)                (11)                 N/A
--------------------------------------------------------------------------------
R-3-XF..............        (12)                (13)                [CF]
--------------------------------------------------------------------------------
R-3-XV..............        (12)                (14)                [CV]
--------------------------------------------------------------------------------

(1) This REMIC 3 Interest has a principal balance that is initially equal to [50]% of its Corresponding Certificate Class issued by the Master REMIC. Principal payments, both scheduled and prepaid, Realized Losses, Subsequent Recoveries and interest accruing on the R-3-F-Accrual Interest will be allocated to this class to maintain its size relative to its Corresponding Certificate Class (that is, [50]%) with any excess payments of principal, Realized Losses and Subsequent Recoveries being allocated to the R-3-F-Accrual Interest in such manner as to cause the principal balance of the R-3-F-Accrual Interest to have a principal balance equal to (a) [50]% of the Loan Group [1] principal balance plus (b) [50]% of the Fixed Rate Overcollateralized Amount for such Distribution Date.

(2) The pass-through rate with respect to any Distribution Date (and the related Interest Accrual Period) for this REMIC 3 Interest is a per annum rate equal to the Loan Group [1] Net Rate Cap.

(3) The R-3-[PF] Interest is entitled to all amounts collected with respect to the R-2-[PF] Interest. It pays no interest.

(4)This REMIC 3 Interest has a principal balance that is initially equal to [50]% of its Corresponding Certificate Class issued by the Master REMIC. Principal payments, both scheduled and prepaid, Realized Losses, Subsequent Recoveries and interest accruing on the R-3-V-Accrual Interest will be allocated to this class to maintain its size relative to its Corresponding Certificate Class (that is, [50]%) with any excess payments of principal, Realized Losses and Subsequent Recoveries being allocated to the R-3-V-Accrual Interest in such manner as to cause the principal balance of the R-3-V-Accrual Interest to have a principal balance equal to (a) [50]% of the Loan Group [2] and Loan Group [3] principal balances plus (b) [50]% of the Adjustable Rate Overcollateralized Amount for such Distribution Date.

(5) The pass-through rate with respect to any Distribution Date (and the related Interest Accrual Period) for this REMIC 3 Interest is a per annum rate equal to the Loan Group [2] Net Rate Cap.

(6) The pass-through rate with respect to any Distribution Date (and the related Interest Accrual Period) for this REMIC 3 Interest is a per annum rate equal to the Loan Group [3] Net Rate Cap.

(7) The pass-through rate with respect to any Distribution Date (and the related Interest Accrual Period) for this REMIC 3 Interest is a per annum rate equal to the Adjusted Subordinate Net Rate Cap. For federal income tax purposes the Adjusted Subordinate Net Rate Cap will equal the Calculation Rate with respect to the R-2-C and R-2-D Interests.

(8) This REMIC 3 Interest pays no interest.

(9) The pass-through rate with respect to any Distribution Date (and the related Interest Accrual Period) for this REMIC 3 Interest is a per annum rate equal to the weighted average of (i) the Loan Group [2] Net Rate Cap and (ii) the Loan Group [3] Net Rate Cap (the "Loan Group [2]/3 Net Rate Cap").

(10) The R-3-PV Interest is entitled to all amounts collected with respect to the R-2-PV Interest. It pays no interest.

(11) The R-3-R Interest is the sole class of residual interest in REMIC 3. It has no principal balance and pays no principal or interest.

(12) This REMIC 3 Interest pays no principal.

(13) This REMIC 3 Interest is entitled to all amounts payable with respect to the R-2-XF Interest.

(14) This REMIC 3 Interest is entitled to all amounts payable with respect to the R-2-XV Interest.

      On each Distribution Date, the Interest Funds and the Principal Distribution Amount payable with respect to the REMIC 2 Interests shall be payable with respect to the REMIC 3 Interests in the following manner:

      (1) Interest. Interest is to be distributed with respect to each REMIC 3 Interest at the rate, or according to the formulas, described above.

      (2) Principal. Principal Distribution Amounts shall be allocated among the REMIC 3 Interests in the same manner that such items are allocated among their corresponding Certificate Classes.

            The following table specifies the class designation, interest rate, and principal amount for each class of Master REMIC Interest:

                                       Original Class
Class                               Certificate Balance   Pass-Through Rate
---------------------------------- --------------------- -------------------
Class [AF-1A] ...................      $__________               (1)
Class [AF-1B] ...................      $__________               (1)
Class [AF-2].....................      $__________               (1)
Class [AF-3].....................      $__________               (1)
Class [AF-4] ....................      $__________               (1)
Class [AF-5A] ...................      $__________               (1)
Class [AF-5B] ...................      $__________               (1)
Class [AF-__] ...................      $__________               (1)
Class [MF-1].....................      $__________               (1)
Class [MF-2].....................      $__________               (1)
Class [MF-3].....................      $__________               (1)
Class [MF-__]....................      $__________               (1)
Class [MF-__]....................      $__________               (1)
Class [BF].......................      $__________               (1)
Class [2-AV-1]...................      $__________               (1)
Class [2-AV-2]...................      $__________               (1)
Class [2-AV-__]..................      $__________               (1)
Class [3-AV-1]...................      $__________               (1)
Class [3-AV-2]...................      $__________               (1)
Class [3-AV-__]..................      $__________               (1)
Class [MV-1].....................      $__________               (1)
Class [MV-2].....................      $__________               (1)
Class [MV-3].....................      $__________               (1)
Class [MV-__]....................      $__________               (1)
Class [MV-__]....................      $__________               (1)
Class [BV].......................      $__________               (1)
Class [CF].......................              (2)               (3)
Class [CV].......................              (2)               (4)
Class [PF].......................           $[100]               (5)
Class [PV].......................           $[100]               (5)
Class A-R........................           $[100]               (6)

(1) The Certificates will accrue interest at the related Pass-Through Rates identified in this Agreement. For federal income tax purposes, the pass through rate in respect of (i) each of the Class [AF] (other than the Class [AF-5B] Certificates), Class MF and Class [BF] Certificates will be subject to a cap equal to the Loan Group [1] Net Rate Cap, (ii) the Class [AF-5B] Certificates will be subject to a cap equal to the Loan Group [1] Net Rate Cap minus the Class [AF-5B] Policy Premium Rate),
      (iii) the Class [2-AV] Certificates will be subject to a cap equal to the Loan Group [2] Net Rate Cap, (iv) the Class [3-AV] Certificates will be subject to a cap equal to the Loan Group [3] Net Rate Cap, and (v) the Class MV Certificates and the Class [BV] Certificates will be subject to a cap equal to the Adjusted Subordinate Net Rate Cap. Any entitlement of any class of Certificates to Net Rate Carryover will be treated as paid by the Master REMIC to the Class [CF] Certificates, in the case of the Class [AF] Certificates, the Class MF Certificates and the Class [BF] Certificates, and to the Class [CV] Certificates, in the case of the Class [AV] Certificates, the Class MV Certificates and the Class [BV] Certificates, and then paid to such Class of Certificates pursuant to a limited recourse cap contract as described in Section 8.11 herein.
(2) The Class [CF] and Class [CV] Certificates will have Class Certificate Balances equal to the Fixed Rate Overcollateralized Amount and Adjustable Rate Overcollateralized Amount, respectively.
(3) For each Interest Accrual Period the Class [CF] Certificates are entitled to an amount (the "Class [CF] Distributable Amount") equal to the sum of (a) the interest payable on the R-3-XF Interests and (b) a specified portion of the interest on the REMIC 1 Group [1] "I" and "S" Interests equal to the excess of the Loan Group [1] Net Rate Cap over the product of two and the weighted average interest rate of the REMIC 3 Regular Interests having an "F" designated in the column entitled "REMIC 3 Interests" (other than the R-3-PF and R-3-XF Interests) with each such Class other than the R-3-F-Accrual Interest, subject to a cap equal to the Pass-Through Rate of the Corresponding Master REMIC Class and the R-3-F-Accrual Interest subject to a cap of [0.00]%. The Pass-Through Rate of the Class [CF] Certificates shall be a rate sufficient to entitle it to all interest accrued on the REMIC 1 Group [1] "I" and "S" Interests less the interest accrued on the other F Class interests issued by the Master REMIC. The Class [CF] Distributable Amount for any Distribution Date is payable from current interest on the Group [1] Mortgage Loans.
(4) For each Interest Accrual Period the Class [CV] Certificates are entitled to an amount (the "Class [CV] Distributable Amount") equal to the sum of (a) the interest payable on the R-3-XV Interests and (b) a specified portion of the interest on the REMIC 1 Group [2] and Group [3] "I" and "S" Interests equal to the excess of the Loan Group [2]/3 Net Rate Cap over the product of two and the weighted average interest rate of the REMIC 3 Regular Interests having an "V" designated in the column entitled "REMIC 3 Interests" (other than the R-3-PV and R-3-XV Interests) with each such Class other than the R-3-V-Accrual Interest, subject to a cap equal to the Pass-Through Rate of the Corresponding Master REMIC Class and the R-3-V-Accrual Interest subject to a cap of [0.00]%. The Pass-Through Rate of the Class [CV] Certificates shall be a rate sufficient to entitle it to all interest accrued on the REMIC 1 Group [2] and Group [3] "I" and "S" Interests less the interest accrued on the other V Class interests issued by the Master REMIC . The Class [CV] Distributable Amount for any Distribution Date is payable from current interest on the Group [2] and Group [3] Mortgage Loans.
(5) For each Distribution Date the Class [PF] and Class [PV] Certificates are entitled to all Prepayment Charges distributed with respect to the R-3-PF and R-3-PV Interests, respectively.
(6) The Class A-R Certificates represent the sole class of residual interest in each REMIC created hereunder. The Class A-R Certificates are not entitled to distributions of interest.

            The foregoing REMIC structure is intended to cause all of the cash from the Mortgage Loans to flow through to the Master REMIC as cash flow on a REMIC regular interest, without creating any shortfall--actual or potential (other than for credit losses) to any REMIC regular interest. It is not intended that the Class A-R be entitled to any cash flows pursuant to this agreement except as provided in Sections 4.02(a)(1)(ii) and (iv)(y) hereunder, (that is, its entitlement to $[100] in the waterfall).

      Set forth below are designations of Classes or Components of Certificates and other defined terms to the categories used herein:
Accretion Directed Certificates. None.

Accretion Directed Components... None.

Accrual Certificates............ None.

Accrual Components.............. None.

Adjustable Rate Certificates.... The Class [AF-1A], Class [2-AV-1], Class
                                 [2-AV-2], Class [2-AV-__], Class [3-AV-1],
                                 Class [3-AV-2] and Class [3-AV-__]
                                 Certificates and the Adjustable Rate
                                 Subordinate Certificates.

Adjustable Rate Subordinate
Certificates.................... The Class [MV-1], Class [MV-2], Class [MV-3],
                                 Class [MV-__], Class [MV __] and Class [BV]
                                 Certificates.

Book-Entry Certificates......... All Classes of Certificates other than the
                                 Physical Certificates.

COFI Certificates............... None.

Combined Certificates........... None.

Component Certificates.......... None.

Components...................... For purposes of calculating distributions of principal and/or interest, the Component
                                 Certificates, if any, will be comprised of multiple payment components having the designations, Initial Component Balances or Notional Amounts, as applicable, and Pass-Through Rates set forth below:

                                                     Initial
                                                    Component    Pass-Through
                                     Designation     Balance         Rate
                                     -----------    ---------    ------------
                                         N/A           N/A           N/A

Delay Certificates.............. All interest-bearing Classes of Certificates other than the Non-Delay Certificates, if any.

ERISA-Restricted Certificates... The Residual Certificates and Private
                                 Certificates; until an ERISA-Qualifying
                                 Underwriting has occurred with respect to such Class and any Certificate of a Class that ceases to satisfy the applicable rating requirement under the Underwriter's Exemption.

Fixed Rate Certificates......... The Class [AF-1B], Class [AF-2], Class [AF-3],
                                 Class [AF-4], Class [AF-5A], Class [AF-5B] and Class [AF-__] Certificates and the Adjustable Rate Subordinate Certificates.

Fixed Rate Subordinate

Certificates.................... The Class [MF-1], Class [MF-2], Class [MF-3],
                                 Class [MF-__], Class [MF- __] and Class [BF]
                                 Certificates.

Floating Rate Certificates...... The Adjustable Rate Certificates.

Inverse Floating Rate
 Certificates.                   None.

LIBOR Certificates.............. Floating Rate Certificates and Inverse Floating
                                 Rate Certificates.

Non-Delay Certificates.......... LIBOR Certificates.

Notional Amount Certificates.... None.

Notional Amount Components...... None.

Offered Certificates............ All Classes of Certificates other than the
                                 Private Certificates.

Physical Certificates........... Private Certificates and the Residual
                                 Certificates.

Planned Principal Classes....... None.

Principal Only Certificates..... None.

Private Certificates............ Class [BF], Class [BV], Class [PF], Class [PV],
                                 Class [CF] and Class [CV] Certificates.

Rating Agencies................. _____________ and ________.

Regular Certificates............ All Classes of Certificates, other than the
                                 Residual Certificates.

Residual Certificates........... Class A-R Certificates.

Scheduled Principal Classes..... None.

Senior Certificates............. Class [AF-1A], Class [AF-1B], Class [AF-2],
                                 Class [AF-3], Class [AF-4], Class [AF-5A],
                                 Class [AF-5B], Class [AF-__] Class [2-AV-1],
                                 Class [2-AV-2], Class [2-AV-__], Class
                                 [3-AV-1], Class [3-AV-2], Class [3-AV-__] and
                                 Class A-R Certificates.

Subordinated Certificates ...... The Adjustable Rate Subordinate Certificates
                                 and the Fixed Rate Subordinate Certificates.

Targeted Principal Classes...... None.

Underwriter(s).................. _______________________________.

            With respect to any of the foregoing designations as to which the corresponding reference is "None," all defined terms and provisions herein relating solely to such designations shall be of no force or effect, and any calculations herein incorporating references to such designations shall be interpreted without reference to such designations and amounts. Defined terms and provisions herein relating to statistical rating agencies not designated above as Rating Agencies shall be of no force or effect.

            If the aggregate Stated Principal Balance of the Initial Mortgage Loans on the Closing Date is equal to or greater than the aggregate Class Certificate Balance of the Certificates as of such date, all references herein to "Aggregate Supplemental Purchase Amount", "Aggregate Supplemental Transfer Amount", "Capitalized Interest Account", "Capitalized Interest Requirement", "Conveyance Period", "Conveyance Period Distribution Date", "Supplemental Amount", "Supplemental Cut-off Date", "Supplemental Loan Account", "Supplemental Mortgage Loan", "Supplemental Transfer Agreement" and "Supplemental Transfer Date" shall be of no force or effect and all provisions herein related thereto shall similarly be of no force or effect.

                                   ARTICLE I

                                  DEFINITIONS

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Accretion Directed Certificates: As specified in the Preliminary Statement.

            Accretion Direction Rule: Not Applicable.

            Accrual Amount: Not Applicable.

            Accrual Certificates: As specified in the Preliminary Statement.

            Accrual Components: As specified in the Preliminary Statement.

            Accrual Termination Date: Not Applicable.

            Additional Designated Information: As defined in Section 11.02.

            Adjustable Rate Certificates: The Class [AF-1A] Certificates, the Class [AV] Certificates and the Adjustable Rate Subordinate Certificates.

            Adjustable Rate Cumulative Loss Trigger Event: With respect to a Distribution Date on or after the Adjustable Rate Stepdown Date, an Adjustable Rate Cumulative Loss Trigger Event occurs if (x) the aggregate amount of Realized Losses on the Mortgage Loans in Loan Group [2] and Loan Group [3] from the Cut-off Date for each such Mortgage Loan to (and including) the last day of the related Due Period (reduced by the aggregate amount of any Subsequent Recoveries related to the Mortgage Loans in Loan Group [2] and Loan Group [3] received through the last day of that Due Period) exceeds (y) the applicable percentage, for such Distribution Date, of the sum of the aggregate Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group [2] and Loan Group [3], the Group [2] Supplemental Amount and the Group [3] Supplemental Amount, as set forth below:

               Distribution Date                 Percentage
               -----------------                 ----------

               _____ 200_ -- _____ 200_.......... _____% with respect to
                                                 ______ 200_, plus an
                                                 additional 1/12th of ____%
                                                 for each month thereafter
                                                 through ______ 200_
               _____ 200_ -- _____ 200_.......... _____% with respect to
                                                 ______ 200_, plus an
                                                 additional 1/12th of ____%
                                                 for each month thereafter
                                                 through ______ 200_
               _____ 200_ -- _____ 200_.......... _____% with respect to
                                                 ______ 200_, plus an
                                                 additional 1/12th of ____%
                                                 for each month thereafter
                                                 through ______ 200_
               _____ 200_ and thereafter........ ____%

            Adjustable Rate Delinquency Trigger Event: With respect to any Distribution Date on or after the Adjustable Rate Stepdown Date, an Adjustable Rate Delinquency Trigger Event exists if the Rolling [Sixty-Day] Delinquency Rate for Outstanding Mortgage Loans in Loan Group [2] and Loan Group [3] equals or exceeds the product of (x) the Adjustable Rate Senior Enhancement Percentage for such Distribution Date and (y) the applicable percentage listed below for the most senior class of outstanding Class [AV] Certificates and Adjustable Rate Subordinate Certificates:

                               Class            Percentage

                       Class AV..............      _____%
                       Class [MV-1]..........      _____%
                       Class [MV-2]..........      _____%
                       Class [MV-3]..........      _____%
                       Class [MV-4]..........      _____%
                       Class [MV-__].........      _____%
                       Class [MV-__].........      _____%
                       Class [BV]............      _____%


            Adjustable Rate Excess Overcollateralization Amount: With respect to any Distribution Date, an amount equal to the excess, if any, of the Adjustable Rate Overcollateralized Amount for such Distribution Date over the Adjustable Rate Overcollateralization Target Amount for such Distribution Date.

            Adjustable Rate Loan Group Excess Cashflow: With respect to any Distribution Date the sum of (i) the amount remaining after the distribution of interest to Certificateholders for such Distribution Date pursuant to
Section 4.02(b)(iii)(j), (ii) the amount remaining after the distribution of principal to Certificateholders for such Distribution Date, pursuant to
Section 4.02(d)(1)(B)(x) or 4.02(d)(2)(K) and (iii) the Adjustable Rate Overcollateralization Reduction Amount for such Distribution Date, if any.

            Adjustable Rate Mortgage Loans: The Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate which is adjustable in accordance with the terms of the related Mortgage Note.

            Adjustable Rate OC Floor: For any Distribution Date, an amount equal to ____% of the sum of the aggregate Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group [2] and Loan Group [3], the Group [2] Supplemental Amount and the Group [3] Supplemental Amount.

            Adjustable Rate Overcollateralization Deficiency Amount: With respect to any Distribution Date, the amount, if any, by which the Adjustable Rate Overcollateralization Target Amount exceeds the Adjustable Rate Overcollateralized Amount on such Distribution Date (after giving effect to distribution of the Principal Distribution Amount (other than the portion thereof consisting of the Extra Principal Distribution Amount) for Loan Group [2] and Loan Group [3] on such Distribution Date).

            Adjustable Rate Overcollateralization Reduction Amount: With respect to any Distribution Date, an amount equal to the lesser of (i) the Adjustable Rate Excess Overcollateralization Amount for such Distribution Date and (ii) the aggregate Principal Remittance Amount for Loan Group [2] and Loan Group [3] for such Distribution Date.

            Adjustable Rate Overcollateralization Target Amount: With respect to any Distribution Date (a) prior to the Adjustable Rate Stepdown Date, an amount equal to ___% of the sum of the aggregate Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group [2] and Loan Group [3], the Group [2] Supplemental Amount and the Group [3] Supplemental Amount and
(b) on or after the Adjustable Rate Stepdown Date, the greater of (i) an amount equal to ____% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] for the current Distribution Date and (ii) the Adjustable Rate OC Floor; provided, however, that if an Adjustable Rate Trigger Event is in effect on any Distribution Date, the Adjustable Rate Overcollateralization Target Amount will be the Adjustable Rate Overcollateralization Target Amount as in effect for the prior Distribution Date.

            Adjustable Rate Overcollateralized Amount: With respect to any Distribution Date, the amount, if any, by which (x) the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] for such Distribution Date and any amount on deposit in the Supplemental Loan Account in respect of Loan Group [2] and Loan Group [3] exceeds (y) the sum of the aggregate Class Certificate Balance of the Class [AV] Certificates and the Adjustable Rate Subordinate Certificates as of such Distribution Date (after giving effect to distribution of the Principal Remittance Amounts for Loan Group [2] and Loan Group [3] to be made on such Distribution Date and, in the case of the Distribution Date immediately following the end of the Conveyance Period, any amounts to be released from the Supplemental Loan Account in respect of Loan Group [2] and Loan Group [3]).

            Adjustable Rate Senior Enhancement Percentage: With respect to a Distribution Date on or after the Adjustable Rate Stepdown Date, the fraction (expressed as a percentage) (1) the numerator of which is the excess of (a) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] for the preceding Distribution Date over (b) (i) before the Class Certificate Balances of the Class [AV] Certificates have been reduced to zero, the sum of the Class Certificate Balances of the Class [AV] Certificates, or (ii) after such time, the Class Certificate Balance of the most senior Class of Adjustable Rate Subordinate Certificates outstanding, as of the related Master Servicer Advance Date, and (2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] for the preceding Distribution Date.

            Adjustable Rate Stepdown Date: The later to occur of (x) the Distribution Date in ______ 200_ and (y) the first Distribution Date on which the aggregate Class Certificate Balance of the Class [AV] Certificates (after calculating anticipated distributions on such Distribution Date) is less than or equal to ____% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] for such Distribution Date.

            Adjustable Rate Subordinate Class Principal Distribution Amount:
With respect to any Distribution Date and any Class of Adjustable Rate Subordinate Certificates, the excess of (1) the sum of (a) the aggregate Class Certificate Balance of the Class [AV] Certificates (after taking into account distribution of the Class [AV] Principal Distribution Amount for such Distribution Date), (b) the aggregate Class Certificate Balance of any Class(es) of Adjustable Rate Subordinate Certificates that are senior to the subject Class (in each case, after taking into account distribution of the Adjustable Rate Subordinate Class Principal Distribution Amount(s) for such senior Class(es) of Certificates for such Distribution Date), and (c) the Class Certificate Balance of the subject Class of Adjustable Rate Subordinate Certificates immediately prior to such Distribution Date over (2) the lesser of (a) the product of (x) [100]% minus the Stepdown Target Subordination Percentage for the subject Class of Certificates and (y) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] for such Distribution Date and (b) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] for such Distribution Date minus the Adjustable Rate OC Floor; provided, however, that if such Class of Adjustable Rate Subordinate Certificates is the only Class of

Adjustable Rate Subordinate Certificates outstanding on such Distribution Date, that Class will be entitled to receive the entire remaining Principal Distribution Amount for Loan Group [2] and Loan Group [3] until the Class Certificate Balance thereof is reduced to zero.

            Adjustable Rate Subordinate Certificates: Any Class [MV-1], Class [MV-2], Class [MV-3], Class [MV-__], Class [MV-__] or Class [BV] Certificates.

            [Adjustable Rate Subordinate Corridor Contract: The transaction evidenced by the related Confirmation (as assigned to the Corridor Contract Administrator pursuant to the Corridor Contract Assignment Agreement), a form of which is attached hereto as Exhibit R.]

            [Adjustable Rate Subordinate Corridor Contract Termination Date:
With respect to the Adjustable Rate Subordinate Corridor Contract, the Distribution Date in _______ 200_.]

            Adjustable Rate Subordinate Net Rate Cap: With respect to any Distribution Date and each Class of Adjustable Rate Subordinate Certificates, the weighted average of (a) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group [2] on such Distribution Date (weighted by an amount equal to the positive difference (if any) of the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and the amount on deposit in the Supplemental Loan Account in respect of Loan Group [2] over the outstanding aggregate Class Certificate Balance of the Class [2-AV] Certificates) and (b) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group [3] on such Distribution Date (weighted by an amount equal to the positive difference (if any) of the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [3] and the amount on deposit in the Supplemental Loan Account in respect of Loan Group [3] over the outstanding aggregate Class Certificate Balance of the Class [3-AV] Certificates), adjusted to an effective rate reflecting the calculation of interest on the basis of the actual number of days elapsed during the related Interest Accrual Period and a 360-day year.

            Adjustable Rate Trigger Event: With respect to any Distribution Date on or after the Adjustable Rate Stepdown Date, either an Adjustable Rate Delinquency Trigger Event with respect to that Distribution Date or an Adjustable Rate Cumulative Loss Trigger Event with respect to that Distribution Date.

            Adjusted Net Mortgage Rate: As to each Mortgage Loan, the Mortgage Rate less the related Expense Fee Rate.

            Adjusted Subordinate Component Balance: With respect to any Distribution Date and for any Variable Loan Group, (i) the principal balance of such Variable Loan Group as of the first day of the related Due Period (after giving effect to Principal Prepayments received in the Prepayment Period ending during such Due Period) less (ii) the product of (a) the Adjustable Rate Overcollateralized Amount and (b)(I) the principal balance of such Variable Loan Group, divided by (II) the sum of the principal balance of the Mortgage Loans, as of the first day of the related Due Period, less (iii) the aggregate Class Certificate Balance of the related Classes of Senior Certificates in either case immediately prior to such Distribution Date.

            Adjustment Date: As to each Adjustable Rate Mortgage Loan, each date on which the related Mortgage Rate is subject to adjustment, as provided in the related Mortgage Note.

            Advance: The aggregate of the advances required to be made by the Master Servicer with respect to any Distribution Date pursuant to Section 4.01, the amount of any such advances being equal to the aggregate of payments of principal of, and interest on the Stated Principal Balance of, the

Mortgage Loans (net of the Master Servicing Fees) that were due on the related Due Date and not received by the Master Servicer as of the close of business on the related Determination Date including an amount equivalent to interest on the Stated Principal Balance of each Mortgage Loan as to which the related Mortgaged Property is an REO Property or as to which the related Mortgaged Property has been liquidated but such Mortgage Loan has not yet become a Liquidated Mortgage Loan; provided, however, that the net monthly rental income (if any) from such REO Property deposited in the Certificate Account for such Distribution Date pursuant to Section 3.12 may be used to offset such Advance for the related REO Property; provided, further, that for the avoidance of doubt, no Advances shall be required to be made in respect of any Liquidated Mortgage Loan.

            Aggregate Planned Balance: With respect to any group of Planned Principal Classes or Components and any Distribution Date, the amount set forth for such group for such Distribution Date in Schedule V hereto.

            Aggregate Supplemental Purchase Amount: With respect to any Supplemental Transfer Date, the "Aggregate Supplemental Purchase Amount" identified in the related Supplemental Transfer Agreement, which shall be an estimate of the aggregate Stated Principal Balances of the Supplemental Mortgage Loans identified in such Supplemental Transfer Agreement.

            Aggregate Supplemental Transfer Amount: With respect to any Supplemental Transfer Date, the aggregate Stated Principal Balance as of the related Supplemental Cut-off Date of the Supplemental Mortgage Loans conveyed on such Supplemental Transfer Date, as listed on the revised Mortgage Loan Schedule delivered pursuant to Section 2.01(f); provided, however, that such amount shall not exceed the amount on deposit in the Supplemental Loan Account.

            Aggregate Targeted Balance: With respect to any group of Targeted Principal Classes or Components and any Distribution Date, the amount set forth for such group for such Distribution Date in Schedule V hereto.

            Agreement: This Pooling and Servicing Agreement and any and all amendments or supplements hereto made in accordance with the terms herein.

            Amount Available for Senior Principal: As to any Distribution Date, Available Funds for such Distribution Date, reduced by the aggregate amount distributable (or allocable to the Accrual Amount, if applicable) on such Distribution Date in respect of interest on the Senior Certificates pursuant to Section 4.02(a)(ii).

            Amount Held for Future Distribution: As to any Distribution Date, the aggregate amount held in the Certificate Account at the close of business on the immediately preceding Determination Date on account of (i) all Scheduled Payments or portions thereof received in respect of the Mortgage Loans due after the related Due Date, (ii) Principal Prepayments received in respect of such Mortgage Loans after the last day of the related Prepayment Period and (iii) Liquidation Proceeds and Subsequent Recoveries received in respect of such Mortgage Loans after the last day of the related Due Period.

            Applied Realized Loss Amount: With respect to any Distribution Date and (i) Loan Group [1] and the Fixed Rate Subordinate Certificates, the amount, if any, by which, the aggregate Class Certificate Balance of the Fixed Rate Certificates (after all distributions of principal on such Distribution
Date) exceeds the sum of (x) the Stated Principal Balance of the Mortgage Loans in Loan Group [1] for such Distribution Date and (y) the amount on deposit in the Supplemental Loan Account in respect of Loan Group [1], (ii) Loan Group [2] and Loan Group [3] and the Adjustable Rate Subordinate Certificates, the amount, if any, by which, the aggregate Class Certificate Balance of the Adjustable Rate

Certificates (after all distributions of principal on such Distribution Date) exceeds the sum of (x) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and Loan Group [3] and (y) the amount on deposit in the Supplemental Loan Account in respect of Loan Group [2] and Loan Group [3] and (iii) Loan Group [2] and the Class [2-A-2] Certificates, after the Class Certificate Balances of the Adjustable Rate Subordinate Certificates have been reduced to zero, the amount, if any, by which, the aggregate Class Certificate Balance of the Class [2-AV] Certificates (after all distributions of principal on such Distribution Date) exceeds the sum of (x) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and (y) the amount on deposit in the Supplemental Loan Account in respect of Loan Group [2].

            Applicable Credit Support Percentage:  Not applicable.

            Appraised Value: With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be: (i) with respect to a Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sale price of the Mortgaged Property at the time of the origination of such Mortgage Loan; (ii) with respect to a Refinancing Mortgage Loan other than a Streamlined Documentation Mortgage Loan, the value of the Mortgaged Property based upon the appraisal made-at the time of the origination of such Refinancing Mortgage Loan; and
(iii) with respect to a Streamlined Documentation Mortgage Loan, (a) if the loan-to-value ratio with respect to the Original Mortgage Loan at the time of the origination thereof was [80]% or less and the loan amount of the new mortgage loan is $__________ or less, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of the Original Mortgage Loan and (b) if the loan-to-value ratio with respect to the Original Mortgage Loan at the time of the origination thereof was greater than [80]% or the loan amount of the new loan being originated is greater than $_______, the value of the Mortgaged Property based upon the appraisal (which may be a drive-by appraisal) made at the time of the origination of such Streamlined Documentation Mortgage Loan.

            [Available Funds: As to any Distribution Date, the sum of (a) the aggregate amount held in the Certificate Account at the close of business on the related Determination Date, including any Subsequent Recoveries, net of the Amount Held for Future Distribution and net of amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i)-(viii), inclusive, of Section 3.08(a) and amounts permitted to be withdrawn from the Distribution Account pursuant to clauses (i)-(v) inclusive of Section 3.08(b),
(b) the amount of the related Advance, (c) in connection with Defective Mortgage Loans, as applicable, the aggregate of the Purchase Prices and Substitution Adjustment Amounts deposited on the related Distribution Account Deposit Date and (d) on each Conveyance Period Distribution Date, the amount, if any, transferred from the Capitalized Interest Account in respect of the applicable Capitalized Interest Requirement, and (e) on the last Conveyance Period Distribution Date, the amount, if any, transferred from the Supplemental Loan Account.]

            Bankruptcy Code: Title 11 of the United States Code.

            Blanket Mortgage: The mortgage or mortgages encumbering the Cooperative Property.

            Book-Entry Certificates: As specified in the Preliminary
Statement.

            Business Day: Any day other than (i) a Saturday or a Sunday, or
(ii) a day on which banking institutions in the [City of New York, New York], or the States of [California] or [Texas] or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

            Calculation Rate: For each Distribution Date, in the case of the R-2-A and R-2-B Interests, the product of (i) 10 and (ii) the weighted average rate of the outstanding R-2-A and R-2-B Interests, treating each R-2-A Interest as capped at zero or reduced by a fixed percentage of [100]% of the interest accruing on such Class. For each Distribution Date, in the case of the R-2-C and R-2-D Interests, the product of (i) 10 and (ii) the weighted average rate of the outstanding R-2-C and R-2-D Interests, treating each R-2-C Interest as capped at zero or reduced by a fixed percentage of [100]% of the interest accruing on such Class.

            [Capitalized Interest Account: The separate Eligible Account designated as such and created and maintained by the Trustee pursuant to
Section 3.05 hereof. The Capitalized Interest Account shall be treated as an "outside reserve fund" under applicable Treasury regulations and shall not be part of any REMIC. Except as provided in Section 3.05 hereof, any investment earnings on the amounts on deposit in the Capitalized Interest Account shall be treated as owned by the Depositor and will be taxable to the Depositor.]

            [Capitalized Interest Requirement: With respect to each Conveyance Period Distribution Date, the excess, if any, of (a) the sum of (1) the amount calculated pursuant to clause (i) of the definition of Current Interest for each Class of Certificates for such Distribution Date, plus (2) the Trustee Fee, over (b) with respect to each Mortgage Loan, (1) 1/12 of the product of the related Adjusted Mortgage Rate and the related Stated Principal Balance as of the related Due Date (prior to giving effect to any Scheduled Payment due on such Mortgage Loan on such Due Date) minus (2) the Excess Master Servicing Fee. On the Closing Date, the amount deposited in the Capitalized Interest Account shall be $_____.]

            [Carryover Reserve Fund: The separate Eligible Account created and initially maintained by the Trustee pursuant to Section 3.05 in the name of the Trustee for the benefit of the Certificateholders and designated "__________________ in trust for registered Holders of CWALT, Inc., Alternative Loan Trust 200_-__, Mortgage Pass-Through Certificates, Series 200_-__". Funds in the Carryover Reserve Fund shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.]

            Certificate: Any one of the Certificates executed by the Trustee in substantially the forms attached hereto as exhibits.

            Certificate Account: The separate Eligible Account created and initially maintained by the Master Servicer pursuant to Section 3.05 with a depository institution in the name of the Master Servicer for the benefit of the Trustee on behalf of the Certificateholders and designated "[Countrywide Home Loans Servicing LP] in trust for registered Holders of Alternative Loan Trust 200_-__, Mortgage Pass-Through Certificates, Series 200_-__". Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

            Certificate Balance: With respect to any Certificate (other than any Notional Amount Certificate) at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof (A) plus any increase in the Certificate Balance of such Certificate pursuant to Section 4.02 due to the receipt of Subsequent Recoveries, (B) minus the sum of (i) all distributions of principal previously made with respect thereto and (ii) all Realized Losses allocated thereto and, in the case of any Subordinated Certificates, all other reductions in Certificate Balance previously allocated thereto pursuant to
Section 4.03 and (C) in the case of any Class of Accrual Certificates, increased by the Accrual Amount added to the Class Certificate Balance of such Class prior to such date. The Notional Amount Certificates have no Certificate Balances.

            Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof (other than the second sentence of Section 10.01 hereof) that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

            Certificate Owner: With respect to a Book-Entry Certificate, the person that is the beneficial owner of such Book-Entry Certificate.

            Certificate Register: The register maintained pursuant to Section
5.02 hereof.

            Certification Party: As defined in Section 11.05.

            Certifying Person: As defined in Section 11.05.

            Class: All Certificates bearing the same Class designation as set forth in Section 5.01 hereof.

            Class Certificate Balance: With respect to any Class and as of any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

            [Class [2-AV] Corridor Contract: The transaction evidenced by the related Confirmation (as assigned to the Corridor Contract Administrator pursuant to the Corridor Contract Assignment Agreement), a form of which is attached hereto as Exhibit R.]

            [Class [2-AV] Corridor Contract Termination Date: With respect to the Class [2-AV] Corridor Contract, the Distribution Date in ________ 20__.]

            Class [2-AV] Net Rate Cap: For any Distribution Date, the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group [2] for such Distribution Date, adjusted to an effective rate reflecting the calculation of interest on the basis of the actual number of days elapsed during the related Interest Accrual Period and a 360-day year.

            Class [2-AV] Principal Distribution Amount: With respect to any Distribution Date, the product of (x) the Class [AV] Principal Distribution Target Amount and (y) a fraction, the numerator of which is the Class [2-AV] Principal Distribution Target Amount and the denominator of which is the sum of the Class [2-AV] Principal Distribution Target Amount and Class [3-AV] Principal Distribution Target Amount.

            Class [2-AV] Principal Distribution Target Amount: With respect to any Distribution Date, the excess of (1) the aggregate Class Certificate Balance of the Class [2-AV] Certificates immediately prior to such Distribution Date, over (2) the lesser of (x) _____% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] for such Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] for such Distribution Date minus ___% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [2] and the original Group [2] Supplemental Amount as of the Cut-off Date.

            Class [3-AV-1] Acceleration Event: With respect to any Distribution Date, beginning with the Distribution Date in ____ 20__ until the Class Certificate Balance of the Class [3-AV-1] Certificates has been reduced to zero, a Class [3-AV-1] Acceleration Event shall exist if the Class Certificate Balance of the Class [3-AV-1] Certificates (after taking into account all prior distributions to the Class [3-AV-1] Certificates for such Distribution Date other than the Class [3-AV-1] Acceleration Amount) exceeds the Class [3-AV-1] Target Balance for such Distribution Date.

            Class [3-AV-1] Acceleration Amount: With respect to any Distribution Date, an amount equal to the lesser of (a) the amount of funds remaining after making payments pursuant to Section 4.02(e)(32), and (b) the excess of (x) the Class Certificate Balance of the Class [3-AV-1] Certificates (after taking into account all distributions to the Class [3-AV-1] Certificates for such Distribution Date other than the Class [3-AV-1] Acceleration Amount) over (y) the Class [3-AV-1] Target Balance for such Distribution Date.

            Class [3-AV-1] Target Balance: With respect to each Distribution Date, beginning with the Distribution Date in ____ 20__, the amount described in Schedule III hereto.

            [Class [3-AV] Corridor Contract: The transaction evidenced by the related Confirmation (as assigned to the Corridor Contract Administrator pursuant to the Corridor Contract Assignment Agreement), a form of which is attached hereto as Exhibit R.]

            [Class [3-AV] Corridor Contract Termination Date: With respect to the Class [3-AV] Corridor Contract, the Distribution Date in ________ 20__.]

            Class [3-AV] Net Rate Cap: For any Distribution Date, the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group [3] for such Distribution Date, adjusted to an effective rate reflecting the calculation of interest on the basis of the actual number of days elapsed during the related Interest Accrual Period and a 360-day year.

            Class [3-AV] Principal Distribution Amount: With respect to any Distribution Date, the product of (x) the Class [AV] Principal Distribution Target Amount and (y) a fraction, the numerator of which is the Class [3-AV] Principal Distribution Target Amount and the denominator of which is the sum of the Class [2-AV] Principal Distribution Target Amount and the Class [3-AV] Principal Distribution Target Amount.

            Class [3-AV] Principal Distribution Target Amount: With respect to any Distribution Date, the excess of (1) the aggregate Class Certificate Balance of the Class [3-AV] Certificates immediately prior to such Distribution Date, over (2) the lesser of (x) ____% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [3] for such Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [3] for such Distribution Date minus ___% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [3] and the original Group [3] Supplemental Amount as of the Cut-off Date.

            Class [AF] Certificate: Any Class [AF-1A], Class [AF-1B], Class [AF-2], Class [AF-3], Class [AF-4], Class [AF-5A], Class [AF-5B] or Class [AF-__] Certificate.

            Class [AF] Principal Distribution Amount: With respect to any Distribution Date, the excess of (1) the aggregate Class Certificate Balance of the Class [AF] Certificates immediately prior to such Distribution Date, over (2) the lesser of (x) ____% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] for such Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] for such Distribution Date minus the Fixed Rate OC Floor.

            Class AF-1 Certificate: Any Class [AF-1A] or Class [AF-1B] Certificate.

            [Class [AF-1A] Corridor Contract: The transaction evidenced by the related Confirmation (as assigned to the Corridor Contract Administrator pursuant to the Corridor Contract Assignment Agreement), a form of which is attached hereto as Exhibit R.]

            [Class [AF-1A] Corridor Contract Termination Date: With respect to the Class [AF-1A] Corridor Contract, the Distribution Date in _________ 20__.]

            Class AF-[5] Certificate: Any Class [AF-5A] or Class [AF-5B] Certificate.

            Class [AF-5B] Available Funds: With respect to any Distribution Date, funds allocated from amounts available pursuant to this Agreement to make distributions on the Class [AF-5B] Certificates on such Distribution Date, other than any Insured Amounts.

            Class [AF-5B] Insurer: ________________ in its capacity as insurer under the Class [AF-5B] Policy, and any permitted successor or assign.

            Class [AF-5B] Insurer Contact Person: The officer designated by the Master Servicer to provide information to the Class [AF-5B] Insurer pursuant to Section 4.05(i).

            Class [AF-5B] Insurer Default: As defined in Section 4.05(l).

            Class [AF-5B] Policy: The irrevocable Certificate Guaranty Insurance Policy, No. ______________, including any endorsements thereto, issued by ________ with respect to the Class [AF-5B] Certificates, in the form attached hereto as Exhibit O.

            Class [AF-5B] Policy Payments Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 4.05(c) in the name of the Trustee for the benefit of the Class [AF-5B] Certificateholders and designated "__________________ in trust for registered holders of CWALT, Inc., Alternative Loan Trust 200_-__, Mortgage Pass-Through Certificates, Series 200_-__, Class [AF-5B]". Funds in the Class [AF-5B] Policy Payments Account shall be held in trust for the Class [AF-5B] Certificateholders for the uses and purposes set forth in this Agreement.

            Class [AF-5B] Premium: For any Distribution Date is the fee payable to the Class [AF-5B] Insurer in respect of its services as Class [AF-5B] Insurer that accrues at the Class [AF-5B] Policy Premium Rate for the Class [AF-5B] Certificates on a balance equal to the Class Certificate Balance of the Class [AF-5B] Certificates immediately prior to such Distribution Date. The Class [AF-5B] Premium shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

            Class [AF-5B] Policy Premium Rate: The "Premium Percentage" as defined in the Class [AF-5B] Policy.

            Class [AF-5B] Reimbursement Amount: As to any Distribution Date,
(i) all Insured Payments paid by the Class [AF-5B] Insurer, but for which the Class [AF-5B] Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 4.02 hereof, plus (ii) interest accrued on such Insured Payments not previously repaid, calculated at the Late Payment Rate from the date such Insured Payments were made.

            Class A-R Certificate: Any Certificate designated as a "Class A-R Certificate" on the face thereof, in the form of Exhibit D hereto or, in the case of the Tax Matters Person Certificate, Exhibit E hereto, in either case representing the right to distributions as set forth herein.

            Class [AV] Certificate: Any Class [2-AV] or Class [3-AV]
Certificate.

            Class [AV] Principal Distribution Allocation Amount: With respect to any Distribution Date, (a) in the case of the Class [2-AV] Certificates, the Class [2-AV] Principal Distribution Amount and (b) in the case of the Class [3-AV] Certificates, the Class [3-AV] Principal Distribution Amount.

            Class [C] Certificate: Any Class [CF] or Class [CV] Certificate.

            Class [CF] Distributable Amount: As defined in the Preliminary Statement.

            Class [CV] Distributable Amount: As defined in the Preliminary Statement.

            Class [P] Certificate: Any Class [PF] Certificate or Class [PV] Certificate.

            Class [PF] Principal Distribution Date: The first Distribution Date that occurs after the end of the latest Prepayment Charge Period for all Mortgage Loans in Loan Group [1] that have a Prepayment Charge Period.

            Class [PV] Principal Distribution Date: The first Distribution Date that occurs after the end of the latest Prepayment Charge Period for all Mortgage Loans in Loan Group [2] and Loan Group [3] that have a Prepayment Charge Period.

            Closing Date: _________, 200_.

            Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

            COFI: The Monthly Weighted Average Cost of Funds Index for the Eleventh District Savings Institutions published by the Federal Home Loan Bank of San Francisco.

            COFI Certificates: As specified in the Preliminary Statement.

            Combined Certificates: As specified in the Preliminary Statement.

            Combined Certificates Payment Rule: Not applicable.

            Commission: The U.S. Securities and Exchange Commission

            Compensating Interest: As to any Distribution Date, an amount equal to the product of one-twelfth of [0.125]% and the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the prior calendar month.

            Component: As specified in the Preliminary Statement.

            Component Balance: Not applicable.

            Component Certificates: As specified in the Preliminary Statement.

            Component Notional Amount: Not applicable

            [Confirmation: Any of the Confirmations dated ______________, 200_ evidencing a transaction between the Corridor Contract Counterparty and [Countrywide] relating to the Corridor Contracts.]

            Conveyance Period: The period from the Closing Date until the earliest of (i) the date on which the amount on deposit in the Supplemental Loan Account is less than $[150,000], or (ii) an Event of Default occurs or
(iii) _________, 200_.

            Conveyance Period Distribution Date: Each Distribution Date during the Conveyance Period and, if the Conveyance Period ends after the Distribution Date in a month, the immediately succeeding Distribution Date.

            Coop Shares: Shares issued by a Cooperative Corporation.

            Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

            Cooperative Loan: Any Mortgage Loan secured by Coop Shares and a Proprietary Lease.

            Cooperative Property: The real property and improvements owned by the Cooperative Corporation, including the allocation of individual dwelling units to the holders of the Coop Shares of the Cooperative Corporation.

            Cooperative Unit: A single family dwelling located in a Cooperative Property.

            Corporate Trust Office: The designated office of the Trustee in the State of New York where at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at _________________________________ (Attention: ___________________), telephone:
_________________, facsimile: ______________.

            [Corridor Contract: The Class [AF-1A] Corridor Contract, Class [2-AV] Corridor Contract, Class [3-AV] Corridor Contract or [Adjustable Rate Subordinate] Corridor Contract, as applicable.]

            [Corridor Contract Administration Agreement: The corridor contract administration agreement dated as of the Closing Date among [Countrywide], the Trustee and the Corridor Contract Administrator, a form of which is attached hereto as Exhibit S-2.]

            [Corridor Contract Administrator: ______________________, in its capacity as corridor contract administrator under the Corridor Contract Administration Agreement.]

            [Corridor Contract Assignment Agreement: The Assignment Agreement dated as of the Closing Date among [Countrywide], the Corridor Contract Administrator and the Corridor Contract Counterparty, a form of which is attached hereto as Exhibit S-1.]

            [Corridor Contract Counterparty: ____________________ and its successors.]

            [Corridor Contract Termination Date: The [Adjustable Rate Subordinate] Corridor Contract Termination Date, Class [2-AV] Corridor Contract Termination Date, Class [3-AV] Corridor Contract Termination Date and Class [AF-1A] Corridor Contract Termination Date, as applicable.]

            [Countrywide]: [Countrywide Home Loans, Inc.], a [New York corporation], and its successors and assigns, in its capacity as the seller of the [Countrywide] Mortgage Loans to the Depositor.

            [Countrywide] Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule for which [Countrywide] is the applicable Seller.]

            Credit Bureau Risk Score: A statistical credit score obtained by [Countrywide] in connection with the origination of a Mortgage Loan.

            Credit Comeback Excess Account: The separate Eligible Account created and initially maintained by the Trustee pursuant to Section 3.05 in the name of the Trustee for the benefit of the Certificateholders and designated "__________________ in trust for registered Holders of CWALT, Inc., Alternative Loan Trust 200_-__, Mortgage Pass-Through Certificates, Series 200_-__". Funds in the Credit Comeback Excess Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

            Credit Comeback Excess Cashflow: With respect to any Distribution Date, any amounts in the Credit Comeback Excess Account available for such Distribution Date.

            Credit Comeback Excess Amount: With respect to the Credit Comeback Loans in Loan Group [1] and any Master Servicer Advance Date, the portion of the sum of the following (without duplication) attributable to the excess, if any, of the actual mortgage rate on each Credit Comeback Loan and the Mortgage Rate on such Credit Comeback Loan: (i) all scheduled interest collected during the related Due Period with respect to the Credit Comeback Loans, (ii) all Advances relating to interest with respect to the Credit Comeback Loans, (iii) all Compensating Interest with respect to the Credit Comeback Loans and (iv) Liquidation Proceeds with respect to the Credit Comeback Loans collected during the related Due Period (to the extent such Liquidation Proceeds relate to interest), less all Nonrecoverable Advances relating to interest reimbursed during the related Due Period.

            Credit Comeback Loan: Any Fixed Rate Mortgage Loan for which the related Mortgage Rate is subject to reduction (not exceeding [0.375]% per annum) for good payment history of Scheduled Payments by the related Mortgagor.

            Cross-Over Situation: With respect to any Distribution Date and Loan Group [2] and Loan Group [3] (after taking into account principal distributions on such Distribution Date), a Cross-Over Situation shall exist
(i) with respect to the R-2-A, R-2-B and R-2-C Interests, if the R-2-A, R-2-B and R-2-C Interests are in the aggregate less than [1]% of the Subordinate Component Balance of Loan Group [2] and Loan Group [3].

            Current Interest: With respect to each Class of Interest Bearing Certificates and each Distribution Date, the interest accrued at the applicable Pass-Through Rate for the applicable Interest

Accrual Period on the Class Certificate Balance of such Class immediately prior to such Distribution Date, plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

            Cut-off Date: In the case of any Initial Mortgage Loan, the Initial Cut-off Date, and in the case of any Supplemental Mortgage Loan, the related Supplemental Cut-off Date.

            Cut-off Date Pool Principal Balance: An amount equal to the sum of the Initial Cut-off Date Pool Principal Balance plus the amount, if any, deposited in the Supplemental Loan Account on the Closing Date.

            Cut-off Date Principal Balance: As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date.

            Debt Service Reduction: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan that became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any other reduction that results in a permanent forgiveness of principal.

            Defective Mortgage Loan: Any Mortgage Loan that is required to be repurchased pursuant to Section 2.02 or 2.03.

            Deficiency Amount: With respect to:

            (a) any Distribution Date prior to the Last Scheduled Distribution Date, the sum of (i) the excess, if any, of the Current Interest on the Class [AF-5B] Certificates net of any interest shortfalls resulting from Prepayment Interest Shortfalls and any interest shortfalls resulting from the application of the Relief Act, or similar state or local laws, over Class [AF-5B] Available Funds for such Distribution Date, and (ii) for any Distribution Date after the Class Certificate Balance of the Fixed Rate Subordinate Certificates has been reduced to zero, the excess, if any, of (A) the Class Certificate Balance of the Class [AF-5B] Certificates over (B) the sum of the aggregate Stated Principal Balance of the Group [1] Mortgage Loans and any amount on deposit in the Supplemental Loan Account in respect of Loan Group [1], in each case taking into account all distributions to be made on such Distribution Date;

            (b) the Last Scheduled Distribution Date, an amount equal to the sum of (i) the excess, if any, of the Current Interest on the Class [AF-5B] Certificates net of any interest shortfalls resulting from Prepayment Interest Shortfalls and any interest shortfalls resulting from the application of the Relief Act, or similar state or local laws over the Class [AF-5B] Available Funds for such Distribution Date and (ii) the Class Certificate Balance of the Class [AF-5B] Certificates on such Last Scheduled Distribution Date (after taking into account all distributions to be made to the Class [AF-5B] Certificates on such Distribution Date); and

            (c) any date on which the acceleration of the Certificates has been directed or consented to by the Class [AF-5B] Insurer, the excess of (i) the amount required to pay the outstanding Class Certificate Balance of the Class [AF-5B] Certificates in full, together with accrued and unpaid interest thereon through the date of payment of the Class [AF-5B] Certificates and (ii) the Class [AF-5B] Available Funds for that Distribution Date.

            Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under such Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court that is final and non-appealable in a proceeding under the Bankruptcy Code.

            Definitive Certificates:  As defined in Section 5.06.

            Delay Certificates: As specified in the Preliminary Statement.

            Delay Delivery Certification: As defined in Section 2.02(a) hereof.

            Delay Delivery Mortgage Loans: The Mortgage Loans for which all or a portion of a related Mortgage File is not delivered to the Trustee on the Closing Date or Supplemental Transfer Date, as applicable. The number of Delay Delivery Mortgage Loans shall not exceed [50]% of the aggregate number of Initial Mortgage Loans as of the Closing Date and [90]% of the Supplemental Mortgage Loans conveyed on a Supplemental Transfer Date. To the extent that [Countrywide Home Loans Servicing LP] shall be in possession of any Mortgage Files with respect to any Delay Delivery Mortgage Loan, until delivery of such Mortgage File to the Trustee as provided in Section 2.01, [Countrywide Home Loans Servicing LP] shall hold such files as Master Servicer hereunder, as agent and in trust for the Trustee.

            Deleted Mortgage Loan: As defined in Section 2.03(c) hereof.

            Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or, if not the foregoing, the Percentage Interest appearing on the face thereof, as applicable.

            Depositor: CWALT, Inc., a Delaware corporation, or its successor in interest.

            Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is [Cede & Co.], or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: With respect to any Distribution Date, the [15th] day of the month of such Distribution Date or, if such [15th] day is not a Business Day, the immediately preceding Business Day.

            Distribution Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.05 in the name of the Trustee for the benefit of the Certificateholders and designated "__________________, in trust for registered Holders of CWALT, Inc., Alternative Loan Trust 200_-__, Mortgage Pass-Through Certificates, Series 200_-__". Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

            Distribution Account Deposit Date: As to any Distribution Date, _______ [Pacific time] on the Business Day immediately preceding such Distribution Date.

            Distribution Date: The [25th] day of each month, or if such day is not a Business Day, on the first Business Day thereafter, commencing in __________ 200_.

            Due Date: With respect to any Mortgage Loan and Due Period, the due date for Scheduled Payments of interest and/or principal on that Mortgage Loan occurring in such Due Period as provided in the related Mortgage Note.

            Due Period: [With respect to any Distribution Date, the period beginning on the second day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs].

            EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

            Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company, the long-term unsecured debt obligations and short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company, if Moody's is not a Rating Agency) are rated by each Rating Agency in one of its two highest long-term and its highest short-term rating categories respectively, at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company having capital and surplus of not less than $[50,000,000], acting in its fiduciary capacity or (iv) any other account acceptable to the Rating Agencies without reduction or withdrawal of their then-current ratings of the Certificates (without regard to the Class [AF-5B] Policy, in the case of the Class [AF-5B] Certificates) as evidenced by a letter from each Rating Agency to the Trustee. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            Eligible Repurchase Month: As defined in Section 3.12(d) hereof.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the applicable requirements of the Underwriter's Exemption.

            ERISA-Restricted Certificates: The Class A-R Certificates, Class [P] Certificates, Class [C] Certificates and Certificates of any Class that ceases to satisfy the applicable rating requirement under the Underwriter's Exemption.

            Escrow Account: As defined in Section 3.06 hereof.

            Event of Default: As defined in Section 7.01 hereof.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds and Subsequent Recoveries are in excess of the sum of (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the date of liquidation of such

Liquidated Mortgage Loan plus (ii) interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders (and not reimbursed to the Master Servicer) up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan outstanding during each Due Period as to which such interest was not paid or advanced.

            Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            Exchange Act Filing Obligation: The obligations of the Master Servicer under Section 6.02 and Section 6.04 with respect to notice and information to be provided to the Depositor or Article XI (except Section 11.07).

            Exchange Act Reports: Any reports on Form 10-D, Form 8-K and Form 10-K required to be filed by the Depositor with respect to the Trust Fund under the Exchange Act.Expense Fee Rate: With respect to any Mortgage Loan, the sum of (i) the Master Servicing Fee Rate, (ii) the Trustee Fee Rate and
(iii) with respect to any Mortgage Loan covered by a lender paid mortgage insurance policy, the related mortgage insurance policy.

            Extra Principal Distribution Amount: With respect to any Distribution Date and (A) Loan Group [1], the lesser of (1) the Fixed Rate Overcollateralization Deficiency Amount and (2) the sum of the Fixed Rate Loan Group Excess Cashflow and the Credit Comeback Excess Amount available for payment thereof and (B) each of Loan Group [2] and Loan Group [3], the lesser of (1) the Adjustable Rate Overcollateralization Deficiency Amount and (2) the Adjustable Rate Loan Group Excess Cashflow available for payment thereof, to be allocated between Loan Group [2] and Loan Group [3], pro rata, based on the Principal Remittance Amount for each such Loan Group for such Distribution Date.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            Fixed Rate Certificates: The Class [AF-1B], Class [AF-2], Class [AF-3], Class [AF-4], Class [AF-5A], Class [AF-5B], Class [AF-__], Class [MF-1], Class [MF-2], Class [MF-3], Class [MF-__], Class MF-__ and Class [BF] Certificates.

            Fixed Rate Cumulative Loss Trigger Event: With respect to a Distribution Date on or after the Fixed Rate Stepdown Date, a Fixed Rate Cumulative Loss Trigger Event occurs if (x) the aggregate amount of Realized Losses on the Mortgage Loans in Loan Group [1] from the Cut-off Date for each such Mortgage Loan to (and including) the last day of the related Due Period (reduced by the aggregate amount of any Subsequent Recoveries related to Loan Group [1] received through the last day of that Due Period) exceeds (y) the applicable percentage, for such Distribution Date, of the sum of the aggregate Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group [1] and the Group [1] Supplemental Amount, as set forth below:

         Distribution Date                   Percentage
         -----------------                   ----------

         Distribution Date                   Percentage
         -----------------                   ----------
         _____ 200_ -- _____ 200_............ _____% with respect to ______
                                             200_, plus an additional
                                             1/12th of ____% for each
                                             month thereafter through
                                             ______ 200_
         _____ 200_ -- _____ 200_............ _____% with respect to ______
                                             200_, plus an additional
                                             1/12th of ____% for each
                                             month thereafter through
                                             ______ 200_
         _____ 200_ -- _____ 200_............ _____% with respect to ______
                                             200_, plus an additional
                                             1/12th of ____% for each
                                             month thereafter through
                                             ______ 200_
         _____ 200_ and thereafter.......... ____%


            Fixed Rate Delinquency Trigger Event: With respect to any Distribution Date on or after the Fixed Rate Stepdown Date, a Fixed Rate Delinquency Trigger Event exists if the Rolling [Sixty-Day] Delinquency Rate for Outstanding Mortgage Loans in Loan Group [1] equals or exceeds the product of (x) the Fixed Rate Senior Enhancement Percentage for such Distribution Date and (y) the applicable percentage listed below for the most senior class of outstanding Class [AF] Certificates and Fixed Rate Subordinate Certificates:

                               Class Percentage

                       Class [AF]............     _______%
                       Class [MF-1]..........     _______%
                       Class [MF-2]..........     _______%
                       Class [MF-3]..........     _______%
                       Class [MF-__].........     _______%
                       Class [MF-__].........     _______%
                       Class [BF]............     _______%


            Fixed Rate Excess Overcollateralization Amount: With respect to any Distribution Date, an amount equal to the excess, if any, of the Fixed Rate Overcollateralized Amount for such Distribution Date over the Fixed Rate Overcollateralization Target Amount for such Distribution Date.

            Fixed Rate Loan Group Excess Cashflow: With respect to any Distribution Date the sum of (i) the amount remaining after the distribution of interest to Certificateholders and the payment of the Class [AF-5B] Premium and any Class [AF-5B] Reimbursement Amount to the Class [AF-5B] Insurer, in each case for such Distribution Date pursuant to Section 4.02(a)(ii)(k), and
(ii) the amount remaining after the distribution of principal to Certificateholders and the payment of any unpaid Class [AF-5B] Premium and any unpaid Class [AF-5B] Reimbursement Amount to the Class [AF-5B] Insurer, in each case for such Distribution Date pursuant to Section 4.02(c)(1)(K) or 4.02(c)(2)(L) and (iii) the Fixed Rate Overcollateralization Reduction Amount for such Distribution Date, if any.

            Fixed Rate Net Rate Cap: For any Distribution Date, the weighted average Adjusted Net Mortgage Rate on the Mortgage Loans in Loan Group [1] for such Distribution Date, adjusted in the case of the Class [AF-1A] Certificates only, to an effective rate reflecting the calculation of interest on the basis of the actual number of days elapsed during the related Interest Accrual Period and a 360-day year.

            Fixed Rate Mortgage Loans: The Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate which is fixed for the life of the related Mortgage and any Credit Comeback Loans, including in each case any Mortgage Loans delivered in replacement thereof.

            Fixed Rate OC Floor: An amount equal to ____% of the sum of the aggregate Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group [1] and the Group [1] Supplemental Amount.

            Fixed Rate Overcollateralization Deficiency Amount: With respect to any Distribution Date, the amount, if any, by which the Fixed Rate Overcollateralization Target Amount exceeds the Fixed Rate Overcollateralized Amount on such Distribution Date (after giving effect to distributions in respect of the Principal Remittance Amount for Loan Group [1] on such Distribution Date).

            Fixed Rate Overcollateralization Reduction Amount: With respect to any Distribution Date, an amount equal to the lesser of (i) the Fixed Rate Excess Overcollateralization Amount for such Distribution Date and (ii) the Principal Remittance Amount for Loan Group [1] for such Distribution Date.

            Fixed Rate Overcollateralization Target Amount: With respect to any Distribution Date (a) prior to the Fixed Rate Stepdown Date, an amount equal to ___% of the sum of the aggregate Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group [1] and the Group [1] Supplemental Amount and (b) on or after the Fixed Rate Stepdown Date, the greater of (i) an amount equal to ____% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] for the current Distribution Date and (ii) the Fixed Rate OC Floor; provided, however, that if a Fixed Rate Trigger Event is in effect on any Distribution Date, the Fixed Rate Overcollateralization Target Amount will be the Fixed Rate Overcollateralization Target Amount as in effect for the prior Distribution Date.

            Fixed Rate Overcollateralized Amount: With respect to any Distribution Date, the amount, if any, by which (x) the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] for such Distribution Date and any amount on deposit in the Supplemental Loan Account in respect of Loan Group [1] exceeds (y) the aggregate Class Certificate Balance of the Class [AF] Certificates and the Fixed Rate Subordinate Certificates as of such Distribution Date (after giving effect to distributions of the Principal Remittance Amount for Loan Group [1] to be made on such Distribution Date and, in the case of the Distribution Date immediately following the end of the Conveyance Period, any amounts to be released from the Supplemental Loan Account in respect of Loan Group [1]).

            Fixed Rate Senior Enhancement Percentage: With respect to a Distribution Date on or after the Fixed Rate Stepdown Date, the fraction (expressed as a percentage) (1) the numerator of which is the excess of (a) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] for the preceding Distribution Date over (b) (i) before the Class Certificate Balances of the Class [AF] Certificates have been reduced to zero, the sum of the Class Certificate Balances of the Class [AF] Certificates, or (ii) after such time, the Class Certificate Balance of the most senior Class of Fixed Rate Subordinate Certificates outstanding, as of the related Master Servicer Advance Date, and (2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] for the preceding Distribution Date.

            Fixed Rate Subordinate Class Principal Distribution Amount: With respect to any Distribution Date and any Class of Fixed Rate Subordinate Certificates the excess of (1) the sum of (a) the aggregate Class Certificate Balance of the Class [AF] Certificates (after taking into account distribution of the Class [AF] Principal Distribution Amount for such Distribution Date), (b) the aggregate Class Certificate Balance of any Class(es) of Fixed Rate Subordinate Certificates that are senior to the subject Class (in each case, after taking into account distribution of the Fixed Rate Subordinate Class Principal Distribution Amount(s) for such senior Class(es) of Certificates for such Distribution
Date), and (c) the Class Certificate Balance of such Class of Fixed Rate Subordinate Certificates immediately prior to the subject Distribution Date over (2) the lesser of (a) the product of (x) 100% minus the Stepdown Target Subordination Percentage for the subject Class of Certificates and (y) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] for such Distribution Date and (b) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] for such Distribution Date minus the Fixed Rate OC Floor; provided, however, that if such Class of Fixed Rate Subordinate Certificates is the only Class of Fixed Rate Subordinate Certificates outstanding on such Distribution Date, that Class will be entitled to receive the entire remaining Principal Distribution Amount for Loan Group [1] until the Class Certificate Balance thereof is reduced to zero.

            Fixed Rate Stepdown Date: The later to occur of (x) the Distribution Date in ______ 200_ and (y) the first Distribution Date on which the aggregate Class Certificate Balance of the Class [AF] Certificates (after calculating anticipated distributions on such Distribution Date) is less than or equal to ______% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] for such Distribution Date.

            Fixed Rate Subordinate Certificates: The Class [MF-1], Class [MF-2], Class [MF-3], Class [MF-__], Class [MF-__] and Class [BF]
Certificates.

            Fixed Rate Trigger Event: With respect to any Distribution Date on or after the Fixed Rate Stepdown Date, consists of either a Fixed Rate Delinquency Trigger Event with respect to that Distribution Date or a Fixed Rate Cumulative Loss Trigger Event with respect to that Distribution Date.

            FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

            Final Certification: As defined in Section 2.02(a) hereof.

            FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

            Fiscal Agent: Not applicable.

            Fitch: Fitch, Inc., or any successor thereto. If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of
Section 10.05(b) the address for notices to Fitch shall be Fitch, Inc., One State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Surveillance Group, or such other address as Fitch may hereafter furnish to the Depositor and the Master Servicer.

            FNMA: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

            Form 10-D Disclosure Item: With respect to any Person, any material litigation or governmental proceedings pending against such Person, or against any of the Trust Fund, the Depositor, the Trustee, the Master Servicer or any Subservicer if such Person has actual knowledge thereof.

            Form 10-K Disclosure Item: With respect to any Person, (a) any material litigation or governmental proceedings pending against such Person, or Form 10-D Disclosure Item, and (b) any affiliations or relationships between such Person and any Item 1119 Party.

            Gross Margin: The percentage set forth in the related Mortgage Note for the Adjustable Rate Mortgage Loans to be added to the Mortgage Index for use in determining the Mortgage Rate on each Adjustment Date, and which is set forth in the Mortgage Loan Schedule for the Adjustable Rate Mortgage Loans.

            Group [1] Mortgage Loans: The group of Mortgage Loans identified in the related Mortgage Loan Schedule as "Group [1] Mortgage Loans", including in each case any Mortgage Loans delivered in replacement thereof.

            Group [1] Supplemental Amount: The portion of the Supplemental Amount allocable for purchase of Supplemental Mortgage Loans as Group [1] Mortgage Loans on the Closing Date, which shall equal $_________________.

            Group [2] Mortgage Loans: The group of Mortgage Loans identified in the related Mortgage Loan Schedule as "Group [2] Mortgage Loans", including in each case any Mortgage Loans delivered in replacement thereof.

            Group [2] Supplemental Amount: The portion of the Supplemental Amount allocable for purchase of Supplemental Mortgage Loans as Group [2] Mortgage Loans on the Closing Date, which shall equal $___________________.

            Group [2] Sequential Trigger Event: With respect to any Distribution Date (i) prior to the Distribution Date in ______ 200_, if (x) the aggregate amount of Realized Losses on the Mortgage Loans in Loan Group [2] from the Cut-off Date for each such Mortgage Loan to (and including) the last day of the related Due Period (reduced by the aggregate amount of any Subsequent Recoveries related to the Mortgage Loans in Loan Group [2] received through the last day of that Due Period) exceeds (y) ______% of the sum of the aggregate Cut-off Date Principal Balance of the Initial Mortgage Loans in Loan Group [2] and the Group [2] Supplemental Amount or (ii) on or after the Distribution Date in ______ 200_, if an Adjustable Rate Trigger Event is in effect.

            Group [3] Mortgage Loans: The group of Mortgage Loans identified in the related Mortgage Loan Schedule as "Group [3] Mortgage Loans", including in each case any Mortgage Loans delivered in replacement thereof.

            Group [3] Supplemental Amount: The portion of the Supplemental Amount allocable for purchase of Supplemental Mortgage Loans as Group [3] Mortgage Loans on the Closing Date, which shall equal $__________________.

            Group Net Rate Cap. With respect to Loan Group [2], the Class [2-AV] Net Rate Cap, and with respect to Loan Group [3], the Class [3-AV] Net Rate Cap.

            Index: With respect to any Interest Accrual Period for the COFI Certificates, if any, the then-applicable index used by the Trustee pursuant to Section 4.07 to determine the applicable Pass-Through Rate for such Interest Accrual Period for the COFI Certificates.

            Indirect Participant: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

            Initial Adjustment Date: As to any Adjustable Rate Mortgage Loan, the first Adjustment Date following the origination of such Mortgage Loan.

            Initial Certification: As defined in Section 2.02(a) hereof.

            Initial Component Balance: As specified in the Preliminary
Statement.

            Initial Cut-off Date: With respect to any Initial Mortgage Loan, the later of (i) the date of origination of such Mortgage Loan and (ii) _____________, 200_.

            Initial Cut-off Date Pool Principal Balance: $______________.

            Initial Mortgage Loan: A Mortgage Loan conveyed to the Trust Fund on the Closing Date pursuant to this Agreement as identified on the Mortgage Loan Schedule delivered to the Trustee on the Closing Date.

            Initial Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan, the percentage specified in the related Mortgage Note that limits the permissible increase or decrease in the Mortgage Rate on its initial Adjustment Date.

            Insolvency Proceeding: As defined in Section 4.05(h).

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect with respect to such Mortgage Loan, including any replacement policy or policies for any Insurance Policy.

            Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans (other than by the Class [AF-5B] Insurer under the Class [AF-5B] Policy) pursuant to any Insurance Policy or any other insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, the Master Servicer or the trustee under the deed of trust and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses and received prior to such Mortgage Loan becoming a Liquidated Mortgage Loan.

            Insured Amounts: With respect to any Distribution Date, the Deficiency Amount for such Distribution Date.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Insured Payments: With respect to any Distribution Date, the aggregate amount actually paid by the Class [AF-5B] Insurer to the Trustee in respect of (i) Insured Amounts for a Distribution Date and (ii) Preference Amounts for any given Business Day.

            Interest Accrual Period: [With respect to any Distribution Date and each Class of Adjustable Rate Certificates, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day immediately preceding such Distribution Date. With respect to any Distribution Date and each Class of Fixed Rate Certificates and the Class [C] Certificates, the calendar month preceding the month in which such Distribution Date occurs. All calculations of interest on the Adjustable Rate Certificates will be made on the basis of the actual number of days elapsed in the related Interest Accrual Period and on a 360-day year. All calculations of interest on the Fixed Rate Certificates and Class [C] Certificates will be made on the basis of a 360-day year consisting of twelve 30-day months].

            Interest Bearing Certificates: The Fixed Rate Certificates and the Adjustable Rate Certificates.

            Interest Carry Forward Amount: With respect to each Class of Interest Bearing Certificates and each Distribution Date, the excess of (i) the Current Interest for such Class with respect to prior Distribution Dates over (ii) the amount actually distributed to such Class with respect to interest on such prior Distribution Dates.

            Interest Determination Date: With respect to (a) any Interest Accrual Period for any LIBOR Certificates and (b) any Interest Accrual Period for the COFI Certificates for which the applicable Index is LIBOR, the second Business Day prior to the first day of such Interest Accrual Period.

            Interest Distribution Amount:  Not applicable.

            Interest Funds: With respect to any Distribution Date and Loan Group, the Interest Remittance Amount for such Loan Group and Distribution Date, less the portion of the Trustee Fee for such Distribution Date allocable to such Loan Group and the Mortgage Insurance Premium for such Distribution Date allocable to such Loan Group.

            Interest Remittance Amount: With respect to the Mortgage Loans in each Loan Group and any Master Servicer Advance Date, (x) the sum, without duplication, of (i) all scheduled interest collected during the related Due Period (for the avoidance of doubt, other than Credit Comeback Excess Amounts) with respect to the related Mortgage Loans less the related Master Servicing Fee, (ii) all interest on prepayments received during the related Prepayment Period with respect to such Mortgage Loans, other than Prepayment Interest Excess, (iii) all related Advances relating to interest with respect to such Mortgage Loans, (iv) all related Compensating Interest with respect to such Mortgage Loans, (v) Liquidation Proceeds with respect to such Mortgage Loans collected during the related Due Period (to the extent such Liquidation Proceeds relate to interest) and (vi) the related [Capitalized Interest Requirement] [Seller Shortfall Interest Requirement], less (y) all reimbursements to the Master Servicer during the related Due Period for Advances of interest previously made allocable to such Loan Group.

            Investment Letter: As defined in Section 5.02(b).

            Item 1119 Party: The Depositor, any Seller, the Master Servicer, the Trustee, any Subservicer, any originator identified in the Prospectus Supplement, the Corridor Contract Counterparty, the [Class AF-5B] Insurer and any other material transaction party, as identified in Exhibit X hereto, as updated pursuant to Section 11.04.

            Last Scheduled Distribution Date: With respect to the Class [AF-5B] Certificates, the Distribution Date occurring in __________ 20__.

            Late Payment Rate: With respect to any Distribution Date, the lesser of (i) the greater of (a) the rate of interest, as it is publicly announced by ______________ at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by __________) plus __% and (b) the then applicable highest rate of interest on the Class [AF-5B] Certificates and (ii) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

            Latest Possible Maturity Date: The Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.

            Lender PMI Mortgage Loan: Certain Mortgage Loans as to which the lender (rather than the borrower) acquires the Primary Insurance Policy and charges the related borrower an interest premium.

            LIBOR: The London interbank offered rate for one-month United States dollar deposits calculated in the manner described in Section 4.08.

            LIBOR Business Day: Any day on which banks in the City of London, England and New York City, U.S.A. are open and conducting transactions in foreign currency and exchange.

            LIBOR Certificates:  As specified in the Preliminary Statement.

            Limited Exchange Act Reporting Obligations: The obligations of the Master Servicer under Section 3.16(b), Section 6.03 and Section 6.04 with respect to notice and information to be provided to the Depositor and Article XI (except Section 11.07(a)(1) and (2).

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Master Servicer has determined (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property received in connection with or prior to such Mortgage Loan becoming a Liquidated Mortgage Loan (other than the amount of such net proceeds representing any profit realized by the Master Servicer in connection with the disposition of any such properties), less the sum of related unreimbursed Advances, Master Servicing Fees and Servicing Advances.

            Loan Group: Any of Loan Group [1], Loan Group [2] or Loan Group
[3].

            Loan Group [1]: The Group [1] Mortgage Loans.

            Loan Group [2]: The Group [2] Mortgage Loans.

            Loan Group [3]: The Group [3] Mortgage Loans.

            Loan Number and Borrower Identification Mortgage Loan Schedule:
With respect to any Supplemental Transfer Date, the Loan Number and Borrower Identification Mortgage Loan Schedule delivered in connection with such Supplemental Transfer Date pursuant to Section 2.01(f). Each Loan Number and Borrower Identification Mortgage Loan Schedule shall contain the information specified in the definition of "Mortgage Loan Schedule" with respect to the Supplemental Mortgage Loans conveyed on such Supplemental Transfer Date, and each Loan Number and Borrower Identification Mortgage Loan Schedule shall be deemed to be included in the Mortgage Loan Schedule.

            Loan-to-Value Ratio: The fraction, expressed as a percentage, the numerator of which is the original principal balance of the related Mortgage Loan and the denominator of which is the Appraised Value of the related Mortgaged Property.

            Lost Mortgage Note: Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

            Maintenance: With respect to any Cooperative Unit, the rent paid by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.

            Majority in Interest: As to any Class of Regular Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class..

            Margin: With respect to any Interest Accrual Period and Class of Adjustable Rate Certificates, the per annum rate indicated in the following table:

            ------------------------------------------------------
                        Class              Margin (1) Margin (2)
            ------------------------------------------------------
            Class [AF-1A]..............      ____%       ____%
            ------------------------------------------------------
            Class [2-AV-1].............      ____%       ____%
            ------------------------------------------------------
            Class [2-AV-2].............      ____%       ____%
            ------------------------------------------------------
            Class [2-AV-__]............      ____%       ____%
            ------------------------------------------------------
            Class [3-AV-1].............      ____%       ____%
            ------------------------------------------------------
            Class [3-AV-2].............      ____%       ____%
            ------------------------------------------------------
            Class [3-AV-__]............      ____%       ____%
            ------------------------------------------------------
            Class [MV-1]...............      ____%       ____%
            ------------------------------------------------------
            Class [MV-2]...............      ____%       ____%
            ------------------------------------------------------
            Class [MV-3]...............      ____%       ____%
            ------------------------------------------------------
            Class [MV-__]..............      ____%       ____%
            ------------------------------------------------------
            Class [MV-__]..............      ____%       ____%
            ------------------------------------------------------
            Class [BV].................      ____%       ____%
            ------------------------------------------------------

(1) For any Interest Accrual Period relating to any Distribution Date occurring on or prior to the Optional Termination Date.
(2) For any Interest Accrual Period relating to any Distribution Date occurring after the Optional Termination Date.

            Master Servicer: [Countrywide Home Loans Servicing LP], a Texas limited partnership, and its successors and assigns, in its capacity as master servicer hereunder.

            Master Servicer Advance Date: As to any Distribution Date, the Business Day immediately preceding such Distribution Date.

            Master Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount payable out of each full payment of interest received on such Mortgage Loan and equal to one-twelfth of the Master Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the

Due Date in the month preceding the month of such Distribution Date, subject to reduction as provided in Section 3.14.

            Master Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate set forth on the Mortgage Loan Schedule for such Mortgage Loan.

            Master Servicer Prepayment Charge Payment Amount: The amounts (i) payable by the Master Servicer in respect of any Prepayment Charges waived other than in accordance with the standard set forth in the first sentence of
Section 3.19(a), or (ii) collected from the Master Servicer in respect of a remedy for the breach of the representation made by [Countrywide] set forth in
Section 3.19(c).

            Maximum Mortgage Rate: With respect to each Adjustable Rate Mortgage Loan, the maximum rate of interest set forth as such in the related Mortgage Note.

            MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

            MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS(R) System.

            MERS(R) System: The system of recording transfers of mortgages electronically maintained by MERS.

            MIN: The Mortgage Identification Number for any MERS Mortgage
Loan.

            Minimum Mortgage Rate: With respect to each Adjustable Rate Mortgage Loan, the minimum rate of interest set forth as such in the related Mortgage Note.

            Modified Mortgage Loan:  As defined in Section 3.12(a).

            MOM Loan: Any Mortgage Loan, as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

            Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 4.06.

            Moody's: Moody's Investors Service, Inc., or any successor thereto. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Residential Pass-Through Monitoring, or such other address as Moody's may hereafter furnish to the Depositor or the Master Servicer.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on or first priority ownership interest in an estate in fee simple in real property securing a Mortgage Note.

            Mortgage File: The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Index: As to any Adjustable Rate Mortgage Loan on any Adjustment Date related thereto, the index for the adjustment of the Mortgage Rate set forth as such in the related

Mortgage Note, such index in general being the average of the London interbank offered rates for six-month U.S. dollar deposits in the London market, as set forth in The Wall Street Journal, as most recently announced as of a date [45] days prior to such Adjustment Date or, if the Index ceases to be published in The Wall Street Journal or becomes unavailable for any reason, then the Index shall be a new index selected by the Master Servicer, based on comparable information.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the deletion of Liquidated Mortgage Loans and Deleted Mortgage Loans and the addition of (x) Replacement Mortgage Loans pursuant to the provisions of this Agreement and (y) Supplemental Mortgage Loans pursuant to the provisions of this Agreement and any Supplemental Transfer Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as
Schedule I, setting forth in the following information with respect to each Mortgage Loan:

                  (i) the loan number;

                  (ii) the Loan Group;

                  (iii) the Appraised Value;

                  (iv) the Initial Mortgage Rate;

                  (v) the maturity date;

                  (vi) the original principal balance;

                  (vii) the Cut-off Date Principal Balance;

                  (viii) the first payment date of the Mortgage Loan;

                  (ix) the Scheduled Payment in effect as of the Cut-off Date;

                  (x) the Loan-to-Value Ratio at origination;

                  (xi) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

                  (xii) (x) a code indicating whether the residential dwelling is either (a) a detached single family dwelling (b) a dwelling in a de minimis PUD, (c) a condominium unit or PUD (other than a de minimis PUD), (d) a two- to four-unit residential property or (e) a Cooperative Unit;

                  (xiii) a code indicating whether such Mortgage Loan is a
            Credit Comeback Loan;

                  (xiv) [Reserved];

                  (xv) [Reserved];

                  (xvi) the purpose of the Mortgage Loan;

                  (xvii) with respect to each Adjustable Rate Mortgage Loan:

   (a) the frequency of each Adjustment Date;

   (b) the next Adjustment Date;

   (c) the Maximum Mortgage Rate;

   (d) the Minimum Mortgage Rate;

   (e) the Mortgage Rate as of the Cut-off Date;

   (f) the related Initial Periodic Rate Cap and Subsequent Periodic Rate Cap;
and

   (g) the Gross Margin;

                  (xviii) a code indicating whether the Mortgage Loan is a
            [Countrywide] Mortgage Loan, a [Park Granada] Mortgage Loan, a [Park Monaco] Mortgage Loan or a [Park Sienna] Mortgage Loan;

                  (xix) the premium rate for any lender-paid mortgage
            insurance, if applicable; and

                  (xx) a code indicating whether the Mortgage Loan is a Fixed
            Rate Mortgage Loan or an Adjustable Rate Mortgage Loan.

Such schedule shall also set forth the total of the amounts described under
(vii) above for all of the Mortgage Loans and for each Loan Group. The Mortgage Loan Schedule shall be deemed to include each Loan Number and Borrower Identification Mortgage Loan Schedule delivered pursuant to Section 2.01(f) and all the related Supplemental Mortgage Loans and Supplemental Mortgage Loan information included therein.

            Mortgage Loans: Such of the Group [1] Mortgage Loans, Group [2] Mortgage Loans and Group [3] Mortgage Loans transferred and assigned to the Trustee pursuant to the provisions hereof and any Supplemental Transfer Agreement as from time to time are held as part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property. Any mortgage loan that was intended by the parties hereto to be transferred to the Trust Fund as indicated by such Mortgage Loan Schedule which is in fact not so transferred for any reason, including a breach of the representation contained in Section 2.02 hereof, shall continue to be a Mortgage Loan hereunder until the Purchase Price with respect thereto has been paid to the Trust Fund.

            Mortgage Note: The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

            Mortgage Pool: The aggregate of the Mortgage Loans identified in the Mortgage Loan Schedule.

            Mortgage Rate: The annual rate of interest borne by a Mortgage Note from time to time; provided, however, the Mortgage Rate for each Credit Comeback Loan shall be treated for all purposes of payments on the Certificates, including the calculation of the Pass-Through Rates and the applicable Net

Rate Cap, as reduced by [0.375]% on the Due Date following the end of each of the first [four] annual periods after the origination date, irrespective of whether the Mortgagor qualifies for the reduction by having a good payment history.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which, with respect to a Cooperative Loan, is the related Coop Shares and Proprietary Lease.

            Mortgagor:  The obligors on a Mortgage Note.

            NAS Factor: For any Distribution Date set forth below, the percentage set forth in the following table:

        Distribution Date                                  Percentage
        ------------------------------------------------  ------------
        _____ 200_ - _______ 200_.......................       __%
        _____ 200_ - _______ 200_.......................       __%
        _____ 200_ - _______ 200_.......................       __%
        _____ 200_ - _______ 200_.......................       __%
        _____ 200_ and thereafter.......................       __%

            NAS Principal Distribution Amount: For any Distribution Date, an amount equal to the product of (i) the Class [AF-__] Portion for such Distribution Date, (ii) any amounts distributed to the Class [AF] Certificates pursuant to Section 4.02(c) and 4.02(e)(1) for such Distribution Date and
(iii) the NAS Factor for such Distribution Date.

            National Cost of Funds Index: The National Monthly Median Cost of Funds Ratio to SAIF-Insured Institutions published by the Office of Thrift Supervision.

            Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the Master Servicing Fee Rate.

            Net Prepayment Interest Shortfalls: As to any Distribution Date, the amount by which the aggregate of Prepayment Interest Shortfalls during the related Prepayment Period exceeds the Compensating Interest for that Distribution Date.

            Net Rate Cap: With respect to any Distribution Date, (i) with respect to each Class of Class [AF] Certificates (other than the Class [AF-5B] Certificates) and the Fixed Rate Subordinate Certificates, the Fixed Rate Net Rate Cap, (ii) with respect to the Class [AF-5B] Certificates, the Fixed Rate Net Rate Cap less the Class [AF-5B] Policy Premium Rate, (iii) with respect to each Class of Class [2-AV] Certificates, the Class [2-AV] Net Rate Cap, (iv) with respect to each Class of Class [3-AV] Certificates, the Class [3-AV] Net Rate Cap and (v) with respect to each Class of Adjustable Rate Subordinate Certificates, the Adjustable Rate Subordinate Net Rate Cap.

            Net Rate Carryover: With respect to any Class of Interest Bearing Certificates and any Distribution Date, the sum of (A) the excess of (i) the amount of interest that such Class would otherwise have accrued for such Distribution Date had the Pass-Through Rate for such Class and the related Interest Accrual Period not been determined based on the applicable Net Rate Cap, over (ii) the amount of interest accrued on such Class at the applicable Net Rate Cap for such Distribution Date and (B) the Net Rate Carryover for such Class for all previous Distribution Dates not previously paid pursuant to
Section 4.02, together with interest thereon at the then-applicable Pass-Through Rate for such Class, without giving effect to the applicable Net Rate Cap.

            NIM Insurer: Any insurer guarantying at the request of [Countrywide] certain payments under notes backed or secured by the Class [C] or Class [P] Certificates.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made by the Master Servicer that, in the good faith judgment of the Master Servicer, will not or, in the case of a current delinquency, would not, be ultimately recoverable by the Master Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

            Non-Delay Certificates:  As specified in the Preliminary Statement.

            Non-United States Person : A Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity (treated as a corporation or a partnership for federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trustor.

            Notice of Final Distribution: The notice to be provided pursuant to Section 9.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

            Notional Amount: Not applicable.

            Notional Amount Certificates: As specified in the Preliminary Statement.

            Offered Certificates: As specified in the Preliminary Statement.

            Officer's Certificate: A certificate (i) in the case of the Depositor, signed by the [Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries] of the Depositor,
(ii) in the case of the Master Servicer, signed by the [President, an Executive Vice President, a Vice President, an Assistant Vice President, the Treasurer, or one of the Assistant Treasurers or Assistant Secretaries] of [Countrywide] GP, Inc.], its general partner, (iii) if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor and the Trustee, as the case may be, as required by this Agreement or (iv) in the case of any other Person, signed by an authorized officer of such Person.

            One-Month LIBOR: With respect to any Interest Accrual Period, the rate determined according to Section 4.08.

            Opinion of Counsel: A written opinion of counsel, who may be counsel for a Seller, the Depositor or the Master Servicer, including, in-house counsel, reasonably acceptable to the Trustee; provided, however, that with respect to the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of a Seller, the Depositor and the Master Servicer, (ii) not have any direct financial interest in a Seller, the Depositor or the Master Servicer or in any affiliate thereof, and (iii) not be connected with a Seller, the Depositor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Optional Termination: The termination of the Trust Fund provided hereunder pursuant to the purchase of the Mortgage Loans pursuant to clause
(a) of the first sentence of Section 9.01 hereof.

            Optional Termination Date: The first Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to [10]% of the sum of the aggregate Cut-off Date Principal Balance of the Initial Mortgage Loans and the Supplemental Amount.

            Original Mortgage Loan: The mortgage loan refinanced in connection with the origination of a Refinancing Mortgage Loan.

            Original Subordinate Principal Balance: The aggregate of the Class Certificate Balances of the Subordinated Certificates as of the Closing Date.

            Original Value: The value of the property underlying a Mortgage Loan based, in the case of the purchase of the underlying Mortgaged Property, on the lower of an appraisal satisfactory to the Master Servicer or the sales price of such property or, in the case of a refinancing, on an appraisal satisfactory to the Master Servicer.

            OTS: The Office of Thrift Supervision.

            Outside Reference Date: As to any Interest Accrual Period for the COFI Certificates, the close of business on the tenth day thereof.

            Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

                  (i) Certificates theretofore canceled by the Trustee or
            delivered to the Trustee for cancellation; and

                  (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

            Outstanding Mortgage Loan: As of any Distribution Date, a Mortgage Loan with a Stated Principal Balance greater than zero that was not the subject of a Principal Prepayment in full, and that did not become a Liquidated Mortgage Loan, prior to the end of the related Prepayment Period.

            Ownership Interest: As to any Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

            [Park Granada]: [Park Granada LLC], a Delaware limited liability company, and its successors and assigns, in its capacity as the seller of the [Park Granada] Mortgage Loans to the Depositor.]

            [Park Granada] Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule for which [Park Granada] is the applicable Seller.]

            [Park Monaco]: [Park Monaco Inc.], a Delaware corporation, and its successors and assigns, in its capacity as the seller of the [Park Monaco] Mortgage Loans to the Depositor.]

            [Park Monaco] Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule for which [Park Monaco] is the applicable Seller.]

            [Park Sienna]: [Park Sienna LLC], a Delaware limited liability company, and its successors and assigns, in its capacity as the seller of the [Park Sienna] Mortgage Loans to the Depositor.]

            [Park Sienna] Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule for which [Park Sienna] is the applicable Seller.]

            Pass-Through Rate: With respect to any Interest Accrual Period and each Class of Adjustable Rate Certificates the lesser of (x) One-Month LIBOR for such Interest Accrual Period plus the Margin for such Class and Interest Accrual Period and (y) the applicable Net Rate Cap for such Class and the related Distribution Date. With respect to any Interest Accrual Period and each Class of Fixed Rate Certificates, the lesser of (x) the per annum rate set forth in the following table for such Class and Interest Accrual Period and (y) the applicable Net Rate Cap for such Class and the related Distribution Date.

          ------------------------------------------------------------
                                      Pass-Through     Pass-Through
                    Class               Rate (1)         Rate (2)
          ------------------------------------------------------------
                   [AF-1B]                ____%            ____%
          ------------------------------------------------------------
                   [AF-2]                 ____%            ____%
          ------------------------------------------------------------
                   [AF-3]                 ____%            ____%
          ------------------------------------------------------------
                   [AF-4]                 ____%            ____%
          ------------------------------------------------------------
                   [AF-5A]                ____%            ____%
          ------------------------------------------------------------
                   [AF-5B]                ____%            ____%
          ------------------------------------------------------------
                   [AF-__]                ____%            ____%
          ------------------------------------------------------------
                   [MF-1]                 ____%            ____%
          ------------------------------------------------------------
                   [MF-2]                 ____%            ____%
          ------------------------------------------------------------
                   [MF-3]                 ____%            ____%
          ------------------------------------------------------------
                   [MF-__]                ____%            ____%
          ------------------------------------------------------------
                   [MF-__]                ____%            ____%
          ------------------------------------------------------------
                    [BF]                  ____%            ____%
          ------------------------------------------------------------

(1) For any Interest Accrual Period relating to any Distribution Date occurring on or prior to the Optional Termination Date.
(2) For any Interest Accrual Period relating to any Distribution Date occurring after the Optional Termination Date.

            Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class. With respect to the Class [C], Class [P] and Class A-R Certificates, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate.

            Performance Certification: As defined in Section 11.05.

            Permitted Investments: At any time, any one or more of the following obligations and securities:

                  (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as each Rating Agency has confirmed in writing is sufficient for the ratings originally assigned to the Certificates by such Rating Agency (without regard to the Class [AF-5B] Policy, in the case of Class [AF-5B] Certificates);

                  (iii) commercial or finance company paper which is then
            receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as each Rating Agency has confirmed in writing is sufficient for the ratings originally assigned to the Certificates by such Rating Agency (without regard to the Class [AF-5B] Policy, in the case of the Class [AF-5B] Certificates);

                  (iv) certificates of deposit, demand or time deposits, or
            bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each such Rating Agency for such securities, or such lower ratings as each Rating Agency has confirmed in writing is sufficient for the ratings originally assigned to the Certificates by such Rating Agency (without regard to the Class [AF-5B] Policy, in the case of Class [AF-5B] Certificates);

                  (v) repurchase obligations with respect to any security
            described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

                  (vi) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of [115]% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest long term ratings of each Rating Agency (except (x) if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of S&P for any such securities) and (y), or such lower rating as each Rating Agency has confirmed in writing is sufficient for the ratings originally assigned to the Certificates by such Rating Agency (without regard to the Class [AF-5B] Policy, in the case of Class [AF-5B] Certificates);

                  (vii) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable long term rating by each Rating Agency or such lower rating as each Rating Agency has confirmed in writing is sufficient for the ratings originally assigned to the Certificates by such Rating Agency (without regard to the Class [AF-5B] Policy, in the case of Class [AF-5B] Certificates);

                  (viii) short term investment funds sponsored by any trust
            company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in their respective highest applicable rating category or such lower rating as each Rating Agency has confirmed in writing is sufficient for the ratings originally assigned to the Certificates by such Rating Agency (without regard to the Class [AF-5B] Policy, in the case of Class [AF-5B] Certificates); and

                  (ix) such other relatively risk free investments having a
            specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency (without regard to the Class [AF-5B] Policy, in the case of Class [AF-5B] Certificates), as evidenced by a signed writing delivered by each Rating Agency, and reasonably acceptable to the NIM Insurer, as evidenced by a signed writing delivered by the NIM Insurer;

provided, that no such instrument shall be a Permitted Investment if such instrument (i) evidences the right to receive interest only payments with respect to the obligations underlying such instrument, (ii) is purchased at a premium or (iii) is purchased at a deep discount; provided further that no such instrument shall be a Permitted Investment (A) if such instrument evidences principal and interest payments derived from obligations underlying such instrument and the interest payments with respect to such instrument provide a yield to maturity of greater than [120]% of the yield to maturity at par of such underlying obligations, or (B) if it may be redeemed at a price below the purchase price (the foregoing clause (B) not to apply to investments in units of money market funds pursuant to clause (vii) above); provided further that no amount beneficially owned by any REMIC (including, without limitation, any amounts collected by the Master Servicer but not yet deposited in the Certificate Account) may be invested in investments (other than money market funds) treated as equity interests for Federal income tax purposes, unless the Master Servicer shall receive an Opinion of Counsel, at the expense of Master Servicer, to the effect that such investment will not adversely affect the status of any such REMIC as a REMIC under the Code or result in imposition of a tax on any such REMIC. Permitted Investments that are subject to prepayment or call may not be purchased at a price in excess of par.

            Permitted Transferee: Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the
Code) with respect to any Class A-R Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" as defined in section 775 of the Code, (vi) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity (treated as a corporation or a partnership for federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have authority to control all substantial decisions of the trustor unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8ECI, and (vii) any other Person so designated by the Trustee based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class A-R Certificate to such Person may cause any REMIC formed hereunder to fail to qualify as a REMIC at any time that any Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

            Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

            Physical Certificate:  As specified in the Preliminary Statement.

            Planned Balance: With respect to any group of Planned Principal Classes or Components in the aggregate and any Distribution Date appearing in
Schedule V hereto, the Aggregate Planned Balance for such group and Distribution Date. With respect to any other Planned Principal Class or Component and any Distribution Date appearing in Schedule V hereto, the applicable amount appearing opposite such Distribution Date for such Class or Component.

            Planned Principal Classes: As specified in the Preliminary
Statement.

            Pool Characteristics: With respect to the Mortgage Loans as of the Cut-off Date, the characteristics set forth in the sixth bullet point under "The Mortgage Pool--Conveyance of Supplemental Mortgage Loans" set forth on page S-__ of the Prospectus Supplement.

            Pool Stated Principal Balance: The aggregate of the Stated Principal Balances of the Mortgage Loans which were Outstanding Mortgage Loans.

            Preference Amount: Any payment of principal or interest on a Class [AF-5B] Certificate which has become Due for Payment and which was made to a Holder by or on behalf of the Trust Fund, which has been deemed a preferential transfer and was previously recovered from the Holder pursuant to the United States Bankruptcy Code in accordance with a final, non-appealable order of a court of competent jurisdiction.

            Preference Claim: As defined in Section 4.05(h).

            Prepayment Assumption: The applicable rate of prepayment, as described in the Prospectus Supplement relating to the Certificates.

            Prepayment Charge: With respect to any Mortgage Loan, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan within the related

Prepayment Charge Period in accordance with the terms thereof (other than any Master Servicer Prepayment Charge Payment Amount).

            Prepayment Charge Period: With respect to any Mortgage Loan, the period of time during which a Prepayment Charge may be imposed.

            Prepayment Charge Schedule: As of the Initial Cut-off Date with respect to each Initial Mortgage Loan and as of the Supplemental Cut-off Date with respect to each Supplemental Mortgage Loan, a list attached hereto as
Schedule I (including the Prepayment Charge Summary attached thereto), setting forth the following information with respect to each Prepayment Charge:

                  (i) the Mortgage Loan identifying number;

                  (ii) a code indicating the type of Prepayment Charge;

                  (iii) the state of origination of the related Mortgage Loan;

                  (iv) the date on which the first monthly payment was due on the related Mortgage Loan;

                  (v) the term of the related Prepayment Charge; and

                  (vi) the principal balance of the related Mortgage Loan as of the Cut-off Date.

            As of the Closing Date, the Prepayment Charge Schedule shall contain the necessary information for each Initial Mortgage Loan. The Prepayment Charge Schedule shall be amended by the Master Servicer upon the sale of any Supplemental Mortgage Loans to the Trust Fund. In addition, the Prepayment Charge Schedule shall be amended from time to time by the Master Servicer in accordance with the provisions of this Agreement and a copy of each related amendment shall be furnished by the Master Servicer to the Class [P] and Class [C] Certificateholders and the NIM Insurer.

            Prepayment Interest Excess: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Principal Prepayment during the period from the related Due Date to the end of the related Prepayment Period, any payment of interest received in connection therewith (net of any applicable Master Servicing Fee) representing interest accrued for any portion of such month of receipt.

            Prepayment Interest Shortfall: As to any Distribution Date, Mortgage Loan and Principal Prepayment received on or after the sixteenth day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, on or after ___________, 200_) and on or before the last day of the month preceding the month of such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Rate, net of the Master Servicing Fee Rate, on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Prepayment Period: As to any Distribution Date and related Due Date, the period beginning with the opening of business on the [sixteenth] day of the calendar month preceding the month in which such Distribution Date occurs (or, with respect to the first Distribution Date, the period beginning with the opening of business on the day immediately following the Initial Cut-off Date) and ending on the close of business on the [fifteenth] day of the month in which such Distribution Date occurs.

            Prime Rate: The prime commercial lending rate of ________________, as publicly announced to be in effect from time to time. The Prime Rate shall be adjusted automatically, without notice, on the effective date of any change in such prime commercial lending rate. The Prime Rate is not necessarily __________________ lowest rate of interest.

            Principal Distribution Amount: With respect to each Distribution Date and a Loan Group, the sum of (i) the Principal Remittance Amount for such Loan Group for such Distribution Date, (ii) the Extra Principal Distribution Amount for such Loan Group for such Distribution Date, and (iii) with respect to the Distribution Date immediately following the end of the Conveyance Period, the amount, if any, remaining in the Supplemental Loan Account at the end of the Conveyance Period (net of any investment income therefrom) allocable to such Loan Group.

            Principal Prepayment: Any payment of principal by a Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the Master Servicer in accordance with the terms of the related Mortgage Note.

            Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

            Principal Relocation Payment: In the case of the Variable Loan Groups and Variable Interests only, a payment from any Loan Group to a REMIC 2 Interest other than a Regular Interest corresponding to that Loan Group as provided in the Preliminary Statement. Principal Relocation Payments shall be made of principal allocations comprising the Principal Remittance Amount from a Loan Group and shall include a proportionate allocation of Realized Losses from the Mortgage Loans of such Loan Group.

            Principal Remittance Amount: With respect to the Mortgage Loans in each Loan Group and any Distribution Date, (a) the sum, without duplication, of: (i) the scheduled principal collected with respect to the Mortgage Loans during the related Due Period or advanced on or before ________ [Pacific time] on the related Master Servicer Advance Date, (ii) Principal Prepayments collected in the related Prepayment Period, with respect to the Mortgage Loans, (iii) the Stated Principal Balance of each Mortgage Loan that was repurchased by a Seller or purchased by the Master Servicer with respect to such Distribution Date, (iv) the amount, if any, by which the aggregate unpaid principal balance of any Replacement Mortgage Loans is less than the aggregate unpaid principal balance of any Deleted Mortgage Loans delivered by the Sellers in connection with a substitution of a Mortgage Loan and (v) all Liquidation Proceeds (to the extent such Liquidation Proceeds related to principal) and Subsequent Recoveries collected during the related Due Period; less (b) all Nonrecoverable Advances relating to principal and certain expenses reimbursable pursuant to Section 6.03 and reimbursed during the related Due Period.

            Principal Reserve Fund: The separate Eligible Account created and initially maintained by the Trustee pursuant to Section 3.05 in the name of the Trustee for the benefit of the Certificateholders and designated "__________________ in trust for registered Holders of CWALT, Inc., Alternative Loan Trust 200_-__, Mortgage Pass-Through Certificates, Series 200_-__". Funds in the Principal Reserve Fund shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

            Private Certificates: As specified in the Preliminary Statement.

            Proprietary Lease: With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Coop Shares.

            Prospectus: The Prospectus dated __________, 200_ generally relating to mortgage pass-through certificates to be sold by the Depositor.

            Prospectus Supplement: The Prospectus Supplement, dated _____________, 200_, relating to the Offered Certificates.

            PTCE 95-60: As defined in Section 5.02(b).

            PUD: A Planned Unit Development.

            Purchase Price: With respect to any Mortgage Loan required to be purchased by a Seller pursuant to Section 2.02 or 2.03 hereof or purchased at the option of the Master Servicer pursuant to Section 3.11, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, (ii) accrued interest thereon at the applicable Mortgage Rate (or at the applicable Adjusted Mortgage Rate if (x) the purchaser is the Master Servicer or (y) if the purchaser is [Countrywide] and [Countrywide] is an affiliate of the Master Servicer) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders and (iii) costs and damages incurred by the Trust Fund in connection with a repurchase pursuant to Section 2.03 hereof that arises out of a violation of any predatory or abusive lending law with respect to the related Mortgage Loan.

            Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Adjusted Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Adjusted Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Scheduled Payment has been reduced.

            To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced by such Subsequent Recoveries.

            Recognition Agreement: With respect to any Cooperative Loan, an agreement between the Cooperative Corporation and the originator of such Mortgage Loan which establishes the rights of such originator in the Cooperative Property.

            Relief Act:  The Servicemembers Civil Relief Act.

            Relief Act Reductions: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act or any similar state laws, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

            Record Date: With respect to any Distribution Date and the Adjustable Rate Certificates, the Business Day immediately preceding such Distribution Date, or if such Certificates are no longer Book-Entry Certificates, the last Business Day of the month preceding the month of such Distribution Date. With respect to the Fixed Rate Certificates and the Class A-R, Class [C] and Class [P] Certificates, the last Business Day of the month preceding the month of a Distribution Date.

            Reference Bank Rate: With respect to any Interest Accrual Period, the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of [0.03125]%) of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of _________, [New York City time], on the related Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the outstanding aggregate Class Certificate Balance of the Adjustable Rate Certificates on such Interest Determination Date, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of [0.03125]%) of the rates quoted by one or more major banks in New York City, selected by the Trustee, as of ______, [New York City time], on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Class Certificate Balance of the Adjustable Rate Certificates on such Interest Determination Date.

            Reference Banks: ____________, ___________ and _____________,
provided that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Trustee which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) not controlling, under the control of or under common control with the Depositor, [Countrywide] or the Master Servicer and (iii) which have been designated as such by the Trustee.

            Refinancing Mortgage Loan: Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

            Regular Certificate: As specified in the Preliminary Statement.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            Relief Act: The Servicemembers Civil Relief Act.

            REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

            REMIC Change of Law: Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to REMICs and the REMIC Provisions issued after the Closing Date.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

            REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

            Remittance Report: A report prepared by the Master Servicer and delivered to the Trustee and the NIM Insurer in accordance with Section 4.02.

            REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            [Replacement Mortgage Loan: A Mortgage Loan substituted by a Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for File Release, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not less than [90]% of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) with respect to any Fixed Rate Mortgage Loan, have a Mortgage Rate not less than or no more than [1]% per annum higher than the Mortgage Rate of the Deleted Mortgage Loan and, with respect to any Adjustable Rate Mortgage Loan: (a) have a Maximum Mortgage Rate no more than [1]% per annum higher or lower than the Maximum Mortgage Rate of the Deleted Mortgage Loan; (b) have a Minimum Mortgage Rate no more than [1]% per annum higher or lower than the Minimum Mortgage Rate of the Deleted Mortgage Loan; (c) have the same Mortgage Index and intervals between Adjustment Dates as that of the Deleted Mortgage Loan;
(d) have a Gross Margin not more than [1]% per annum higher or lower than that of the Deleted Mortgage Loan; and (e) have an Initial Periodic Rate Cap and a Subsequent Periodic Rate Cap each not more than [1]% lower than that of the Deleted Mortgage Loan; (iii) have the same or higher credit quality characteristics than that of the Deleted Mortgage Loan; (iv) be accruing interest at a rate not more than [1]% per annum higher or lower than that of the Deleted Mortgage Loan; (v) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (vi) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (vii) not permit conversion of the Mortgage Rate from a fixed rate to a variable rate or vice versa; (viii) provide for a Prepayment Charge on terms substantially similar to those of the Prepayment Charge, if any, of the Deleted Mortgage Loan; (ix) have the same occupancy type and lien priority as the Deleted Mortgage Loan; and (x) comply with each representation and warranty set forth in Section 2.03 as of the date of substitution; provided, however, that notwithstanding the foregoing, to the extent that compliance with clause (x) of this definition would cause a proposed Replacement Mortgage Loan to fail to comply with one or more of clauses (i), (ii), (iv), (viii) and/or (ix) of this definition, then such proposed Replacement Mortgage Loan must comply with clause (x) and need not comply with one or more of clauses (i), (ii), (iv), (viii) and/or (ix), to the extent, and only to the extent, necessary to assure that the Replacement Mortgage Loan otherwise complies with clause (x).]

            Reportable Event: Any event required to be reported on Form 8-K, and in any event, the following:

                  (a) entry into a definitive agreement related to the Trust Fund, the Certificates or the Mortgage Loans, or an amendment to a Transaction Document, even if the Depositor is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB);

                  (b) termination of a Transaction Document (other than by expiration of the agreement on its stated termination date or as a result of all parties completing their obligations under such agreement), even if the Depositor is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB);

                  (c) with respect to the Master Servicer only, if the Master Servicer becomes aware of any bankruptcy or receivership with respect to Countrywide, the Depositor, the Master Servicer, any Subservicer, the Trustee, the Co-Trustee, the Corridor Contract Counterparty, the Class AF-5B Insurer, any enhancement or support provider contemplated by Items 1114(b) or 1115 of Regulation AB, or any other material party contemplated by Item 1101(d)(1) of Regulation AB;

                  (d) with respect to the Trustee, the Master Servicer and the Depositor only, the occurrence of an early amortization, performance trigger or other event, including an Event of Default under this Agreement;

                  (e) the resignation, removal, replacement, substitution of the Trustee, the Master Servicer, any Subservicer or the Trustee;

                  (f) the resignation, removal, replacement, substitution of the Trustee, the Master Servicer, any Subservicer, the Trustee or any Co-Trustee;

                  (g) with respect to the Master Servicer only, if the Master Servicer becomes aware that (i) any material enhancement or support specified in Item 1114(a)(1) through (3) of Regulation AB or Item 1115 of Regulation AB that was previously applicable regarding one or more classes of the Certificates has terminated other than by expiration of the contract on its stated termination date or as a result of all parties completing their obligations under such agreement; (ii) any material enhancement specified in Item 1114(a)(1) through (3) of Regulation AB or Item 1115 of Regulation AB has been added with respect to one or more classes of the Certificates; or (iii) any existing material enhancement or support specified in Item 1114(a)(1) through (3) of Regulation AB or Item 1115 of Regulation AB with respect to one or more classes of the Certificates has been materially amended or modified; and

                  (h) with respect to the Trustee, the Master Servicer and the Depositor only, a required distribution to Holders of the Certificates is not made as of the required Distribution Date under this Agreement.

            Reporting Subcontractor: With respect to the Master Servicer or the Trustee, any Subcontractor determined by such Person pursuant to Section 11.08(b) to be "participating in the servicing function" within the meaning of
Item 1122 of Regulation AB. References to a Reporting

Subcontractor shall refer only to the Subcontractor of such Person and shall not refer to Subcontractors generally.

            Representing Party: As defined in Section 2.03(d).

            Request for Document Release: A Request for Document Release submitted by the Master Servicer to the Co-Trustee, substantially in the form of Exhibit M.

            Request for File Release: A Request for File Release submitted by the Master Servicer to the Co-Trustee, substantially in the form of Exhibit N.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

            [Required Carryover Reserve Fund Deposit: With respect to any Distribution Date, an amount equal to the excess of (i) $_________ over (ii) the amount of funds on deposit in the Carryover Reserve Fund.]

            Responsible Officer: When used with respect to the Trustee, any [Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer] or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            Rolling [Sixty-Day] Delinquency Rate: With respect to any Distribution Date on or after the Stepdown Date and any Loan Group or Loan Groups, the average of the [Sixty-Day] Delinquency Rates for such Loan Group or Loan Groups and such Distribution Date and the two immediately preceding Distribution Dates.

            Rule 144A: Rule 144A under the Securities Act.

            Rule 144A Letter: As defined in Section 5.02(b).

            S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc. If S&P is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to S&P shall be Standard & Poor's, 55 Water Street, New York, New York 10041, Attention: Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Depositor and the Master Servicer.

            Sarbanes-Oxley Certification: As defined in Section 11.05.

            Schedule:  The Schedule set forth in Schedule V hereto.

            Scheduled Balances: With respect to any Scheduled Principal Class or Component and any Distribution Date appearing in Schedule V hereto, the applicable amount appearing opposite such Distribution Date for such Class or Component.

            Scheduled Classes:  As specified in the Preliminary Statement.

            Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Scheduled Principal Distribution Amount:  Not Applicable.

            Scheduled Payment: With respect to any Mortgage Loan, the scheduled monthly payment of principal and/or interest due on any Due Date on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the Master Servicer pursuant to Section 3.05(a); and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

            Securities Act: The Securities Act of 1933, as amended.

            Seller: [Countrywide], [Park Granada], [Park Monaco] or [Park Sienna], as applicable.

            [Seller Shortfall Interest Requirement: With respect to the Master Servicer Advance Date in each of ________ 200_, ________ 200_ and ________
200_, is the sum of:

            (a) the product of: (1) the excess of the aggregate Stated Principal Balances for such Distribution Date of the Mortgage Loans (including the Supplemental Mortgage Loans, if any) owned by the Trust Fund at the beginning of the related Due Period, over the aggregate Stated Principal Balance for such Distribution Date of such Mortgage Loans (including such Supplemental Mortgage Loans, if any) that have a scheduled payment of interest due in the related Due Period, and (2) a fraction, the numerator of which is the weighted average Net Mortgage Rate of such Mortgage Loans (including such Supplemental Mortgage Loans, if any) (weighted on the basis of the Stated Principal Balances thereof for such Distribution Date) and the denominator of which is 12; and

            (b) the lesser of:

                  (i) the product of: (1) the amount on deposit in the Supplemental Loan Account at the beginning of the related Due Period, and (2) a fraction, the numerator of which is the weighted average Net Mortgage Rate of the Mortgage Loans (including Supplemental Mortgage Loans, if any) owned by the Trust Fund at the beginning of the related Due Period (weighted on the basis of the Stated Principal Balances thereof for such Distribution Date) and the denominator of which is 12; and

                  (ii) the excess of (x) the sum of the amount of Current Interest and Interest Carry Forward Amount due and payable on the Interest Bearing Certificates and the Class [AF-5B] Premium, in each case for such Distribution Date, over (y) Interest Funds otherwise available to pay Current Interest and the Interest Carry Forward Amount on the Interest Bearing Certificates for such Distribution Date (after giving effect to the addition of any amounts in clause (a) of this definition of Seller Shortfall Interest Requirement to Interest Funds for such Distribution Date).]

            Senior Certificates: As specified in the Preliminary Statement.

            Senior Credit Support Depletion Date: The date on which the Class Certificate Balance of each Class of Subordinated Certificates has been reduced to zero.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Master Servicer of its servicing obligations hereunder, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and
(iv) compliance with the obligations under Section 3.10.

            Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB.

            Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

            [Sixty-Day] Delinquency Rate: With respect to any Distribution Date on or after the related Stepdown Date and any Loan Group or Loan Groups, a fraction, expressed as a percentage, the numerator of which is the aggregate Stated Principal Balance for such Distribution Date of all Mortgage Loans in such Loan Group or Loan Groups [60] or more days delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date (including Mortgage Loans in foreclosure, bankruptcy and REO Properties) and the denominator of which is the aggregate Stated Principal Balance for such Distribution Date of all Mortgage Loans in such Loan Group or Loan Groups.

            Stated Principal Balance: With respect to any Mortgage Loan or related REO Property (i) as of the Cut-off Date, the unpaid principal balance of the Mortgage Loan as of such date (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to any partial prepayments or Liquidation Proceeds received prior to such date and to the payment of principal due on or prior to such date and irrespective any delinquency in payment by the related Mortgagor, and (ii) as of any other Distribution Date, the Stated Principal Balance of the Mortgage Loan as of its Cut-off Date, minus the sum of (a) the principal portion of the Scheduled Payments (x) due with respect to such Mortgage Loan during each Due Period ending prior to such Distribution Date and (y) that were received by the Master Servicer as of the close of business on the Determination Date related to such Distribution Date or with respect to which Advances were made as of the Master Servicer Advance Date related to such Distribution Date, (b) all Principal Prepayments with respect to such Mortgage Loan received by the Master Servicer during each Prepayment Period ending prior to such Distribution Date and (c) all Liquidation Proceeds collected with respect to such Mortgage Loan during each Due Period ending prior to such Distribution Date, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.12. The Stated Principal Balance of any Mortgage Loan that becomes a Liquidated Mortgage Loan will be zero on each date following the Due Period in which such Mortgage Loan becomes a Liquidated Mortgage Loan. References herein to the Stated Principal Balance of the Mortgage Loans at any time shall mean the aggregate Stated Principal Balance of all Mortgage Loans in the Trust Fund as of such time, and references herein to the Stated Principal Balance of a Loan Group at any time shall mean the aggregate Stated Principal Balance of all Mortgage Loans in such Loan Group at such time.

            Stepdown Target Subordination Percentage: For any Class of Subordinate Certificates, the respective percentage indicated in the following table:

                                               Stepdown Target
                                                Subordination
                                                 Percentage
                                               ---------------
            Class [MF-1].................           ____%
            Class [MF-2].................           ____%
            Class [MF-3].................           ____%

                                               Stepdown Target
                                                Subordination
                                                 Percentage
                                               ---------------
            Class [MF-__]................           ____%
            Class [MF-__]................           ____%
            Class [BF]...................           ____%
            Class [MV-1].................           ____%
            Class [MV-2].................           ____%
            Class [MV-3].................           ____%
            Class [MV-__]................           ____%
            Class [MV-__]................           ____%
            Class [BV]...................           ____%

            Streamlined Documentation Mortgage Loan: Any Mortgage Loan originated pursuant to [Countrywide]'s Streamlined Loan Documentation Program then in effect. For the purposes of this Agreement, a Mortgagor is eligible for a mortgage pursuant to [Countrywide]'s Streamlined Loan Documentation Program if that Mortgagor is refinancing an existing mortgage loan that was originated or acquired by [Countrywide] where, among other things, the mortgage loan has not been more than 30 days delinquent in payment during the previous twelve-month period.

            Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Mortgage Loans under the direction or authority of the Master Servicer or a Subservicer or the Trustee, as the case may be.

            Subordinated Certificates: As specified in the Preliminary
Statement.

            Subordinate Component Balance: With respect to any Distribution Date and for each of Loan Group [2] and Loan Group [3], the excess of the principal balance of such Loan Group as of the first day of the related Due Period (after giving effect to Principal Prepayments received in the Prepayment Period ending during such Due Period) over the Class Certificate Balance of the Class [2-AV] Certificates in the case of Loan Group [2] and the Class [3-AV] Certificates in the case of Loan Group [3].

            Subsequent Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan, the percentage specified in the related Mortgage Note that limits permissible increases and decreases in the Mortgage Rate on any Adjustment Date (other than the initial Adjustment Date).

            Subsequent Recoveries: As to any Distribution Date, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a prior calendar month, unexpected amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.08 and 3.12) specifically related to such Liquidated Mortgage Loan after the classification of such Mortgage Loan as a Liquidated Mortgage Loan.

            Subservicer: As defined in Section 3.02(a).

            Subservicing Agreement: As defined in Section 3.02(a).

            Substitute Mortgage Loan: A Mortgage Loan substituted by a Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit M,
(i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than

[10]% less than the Stated Principal Balance of the Deleted Mortgage Loan;
(ii) be accruing interest at a rate no lower than and not more than [1]% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (v) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan and (vi) comply with each representation and warranty set forth in Section 2.03 hereof.

            Substitution Adjustment Amount: The meaning ascribed to such term pursuant to Section 2.03(d).

            Substitution Amount: With respect to any Mortgage Loan substituted pursuant to Section 2.03(d), the excess of (x) the principal balance of the Mortgage Loan that is substituted for, over (y) the principal balance of the related substitute Mortgage Loan, each balance being determined as of the date of substitution.

            Supplemental Amount: The amount deposited in the Supplemental Loan Account on the Closing Date, which shall equal $___________.

            Supplemental Cut-off Date: With respect to any Supplemental Mortgage Loan, the later of (i) the date of origination of such Mortgage Loan and (ii) the first day of the month in which the related Supplemental Transfer Date occurs.

            Supplemental Loan Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.05 in the name of the Trustee for the benefit of the Certificateholders and designated "______________________, in trust for registered holders of Alternative Loan Trust 200_-__, Mortgage Pass-Through Certificates, Series 200_-__." Funds in the Supplemental Loan Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement and shall not be a part of any REMIC created hereunder; provided, however, that any investment income earned from Permitted Investments made with funds in the Supplemental Loan Account shall be for the account of the Depositor.

            Supplemental Mortgage Loan: Any Mortgage Loan other than an Initial Mortgage Loan conveyed to the Trust Fund pursuant to Section 2.01 hereof and to a Supplemental Transfer Agreement, which Mortgage Loan shall be listed on the revised Mortgage Loan Schedule delivered pursuant to this Agreement and on Schedule A to such Supplemental Transfer Agreement. When used with respect to a single Supplemental Transfer Date, Supplemental Mortgage Loan shall mean a Supplemental Mortgage Loan conveyed to the Trust Fund on that Supplemental Transfer Date.

            Supplemental Transfer Agreement: A Supplemental Transfer Agreement substantially in the form of Exhibit P hereto, executed and delivered by the related Seller or Sellers, the Master Servicer, the Depositor and the Trustee as provided in Section 2.01 hereof.

            Supplemental Transfer Date: For any Supplemental Transfer Agreement, the date the related Supplemental Mortgage Loans are transferred to the Trust Fund pursuant to the related Supplemental Transfer Agreement.

            Targeted Balance: Not applicable.

            Targeted Principal Classes: As specified in the Preliminary
Statement.

            Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation ss. 1.860F-4(d) and Treasury regulation ss. 301.6231(a)(7)-1. Initially, this person shall be the Trustee.

            Tax Matters Person Certificate: With respect to the Master REMIC, REMIC 1 and REMIC 2, the Class A-R Certificate with a Denomination of $[0.05] and in the form of Exhibit E hereto.

            Terminator: As defined in Section 9.01.

            Three-Year Hybrid Mortgage Loan: A Mortgage Loan having a Mortgage Rate that is fixed for 36 months after origination thereof before such Mortgage Rate becomes subject to adjustment.

            Transaction Documents: This Agreement, each Corridor Contract, the Corridor Contract Administration Agreement, the Class [AF-5B] Policy and any other document or agreement entered into in connection with the Trust Fund, the Certificates or the Mortgage Loans.

            Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Certificate.

            Transfer Affidavit: As defined in Section 5.02(c).

            Transferor Certificate: As defined in Section 5.02(b).

            Trust Fund: The corpus of the trust created hereunder consisting of (i) the Mortgage Loans and all interest and principal received on or with respect thereto on and after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance thereof, exclusive of interest not required to be deposited in the Certificate Account pursuant to Section 3.05(b)(2); (ii) the Certificate Account, the Distribution Account, the Principal Reserve Fund, the Carryover Reserve Fund, the Credit Comeback Excess Account, the Capitalized Interest Account, the Supplemental Loan Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) the rights to receive certain proceeds of the Corridor Contracts as provided in the Corridor Contract Administration Agreement, (iv) property that secured a Mortgage Loan and has been acquired by foreclosure, deed in lieu of foreclosure or otherwise; (v) the mortgagee's rights under the Insurance Policies with respect to the Mortgage Loan; (vi) the rights of the Trustee for the benefit of the Class AF-[5] Certificateholders under the Class [AF-5B] Policy; and (vii) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property. The Trust Fund created hereunder is referred to as the "{Alternative Loan Trust 200_-__, Mortgage Backed Certificates, Series 200_-__}."

            Trustee: __________________, a _______________________, not in its
individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, and any corporation or national banking association resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee as may from time to time be serving as successor trustee hereunder.

            Trustee Advance Notice: As defined in Section 4.01(d).

            Trustee Advance Rate: With respect to any Advance made by the Trustee pursuant to Section 4.01(d), a per annum rate of interest determined as of the date of such Advance equal to the Prime Rate in effect on such date plus _____%.

            Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the sum of (i) the Pool Stated Principal Balance plus (ii) any amounts remaining in the Supplemental Loan Account (excluding any investment earnings thereon) with respect to such Distribution Date.

            Trustee Fee Rate: With respect to each Mortgage Loan, the per annum rate agreed upon in writing on or prior to the Closing Date by the Trustee and the Depositor, which is _____% per annum.

            Two-Year Hybrid Mortgage Loan: A Mortgage Loan having a Mortgage Rate that is fixed for 24 months after origination thereof before such Mortgage Rate becomes subject to adjustment.

            Underwriter's Exemption: Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

            Underwriter(s): As specified in the Preliminary Statement.

            Unpaid Realized Loss Amount: For the Class [2-AV-2] Certificates and any Class of Subordinate Certificates and any Distribution Date, (x) the portion of the aggregate Applied Realized Loss Amount previously allocated to that Class remaining unpaid from prior Distribution Dates minus (y) any increase in the Class Certificate Balance of that Class due to the allocation of Subsequent Recoveries to the Class Certificate Balance of that Class [P]ursuant to Section 4.02(l) or 4.02(m).

            Voting Rights: The voting rights of all the Certificates that are allocated to any Certificates for purposes of the voting provisions hereunder. Voting Rights allocated to each Class of Certificates shall be allocated [95]% to the Certificates other than the Class A-R, Class [CF], Class [CV], Class [PF] and Class [PV] Certificates (with the allocation among the Certificates to be in proportion to the Class Certificate Balance of each Class relative to the Class Certificate Balance of all other such Classes), and [1]% to each of the Class A-R, Class [CF], Class [CV], Class [PF] and Class [PV] Certificates. Voting Rights will be allocated among the Certificates of each such Class in accordance with their respective Percentage Interests. Notwithstanding any of the foregoing, on any date on which any Class [AF-5B] Certificates are outstanding or any amounts are owed the Class [AF-5B] Insurer under this Agreement, unless a Class [AF-5B] Insurer Default shall have occurred and be continuing, the Class [AF-5B] Insurer will be entitled to exercise the Voting Rights of the Class [AF-5B] Certificateholders, without the consent of the Class [AF-5B] Certificateholders, and the Class [AF-5B] Certificateholders may exercise such rights only with the prior written consent of the Class [AF-5B] Insurer.

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

            SECTION 2.01.   Conveyance of Mortgage Loans.

            (a) Each Seller, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all its respective right, title and interest in and to the related Initial Mortgage Loans, including all interest and principal received or receivable by such Seller, on or with respect to the applicable Initial Mortgage Loans after the Initial Cut-off Date and all interest and principal payments on the related Initial Mortgage Loans received prior to the Initial Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on such Initial Mortgage Loans, on or before the Initial Cut-off Date. On or prior to the Closing Date, [Countrywide] shall deliver to the Depositor or, at the Depositor's direction, to the Trustee or other designee of the Depositor, the Mortgage File for each Mortgage Loan listed in the Mortgage Loan Schedule (except that, in the case of the Delay Delivery Mortgage Loans (which may include [Countrywide] Mortgage Loans, [Park Granada] Mortgage Loans, [Park Monaco] Mortgage Loans and [Park Sienna] Mortgage Loans), such delivery may take place within [thirty] ([30]) days following the Closing Date or [twenty] ([20]) days following the applicable Supplemental Transfer Date, as applicable). Such delivery of the Mortgage Files shall be made against payment by the Depositor of the purchase price, previously agreed to by the Sellers and Depositor, for the Mortgage Loans. With respect to any Initial Mortgage Loan that does not have a first payment date on or before the Due Date in the month of the first Distribution Date or any Supplemental Mortgage Loan that does not have a first payment date on or before the Due Date in the month after the related Supplemental Transfer Date, [Countrywide] shall deposit into the Distribution Account on or before the Distribution Account Deposit Date relating to the first applicable Distribution Date, an amount equal to one month's interest at the related Adjusted Mortgage Rate on the Cut-off Date Principal Balance of such Mortgage Loan.

            [Countrywide] further agrees (x) to cause ______________________ to enter into the Corridor Contract Administration Agreement as Corridor Contract Administrator and (y) to assign all of its right, title and interest in and to the interest rate corridor transaction evidenced by each Confirmation, and to cause all of its obligations in respect of such transaction to be assumed by, the Corridor Contract Administrator, on the terms and conditions set forth in the Corridor Contract Assignment Agreement.

            (b) Immediately upon the conveyance of the Initial Mortgage Loans referred to in clause (a), the Depositor sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund together with the Depositor's right to require each Seller to cure any breach of a representation or warranty made herein by such Seller or to repurchase or substitute for any affected Mortgage Loan in accordance herewith.

            (c) In connection with the transfer and assignment set forth in clause (b) above, the Depositor has delivered or caused to be delivered to the Trustee (or, in the case of the Delay Delivery Mortgage Loans that are Initial Mortgage Loans, will deliver or cause to be delivered to the Trustee within [thirty] ([30]) days following the Closing Date and in the case of the Delay Delivery Mortgage Loans that are Supplemental Mortgage Loans, will deliver or cause to be delivered to the Trustee within [twenty] ([20]) days following the applicable Supplemental Transfer Date) for the benefit of the Certificateholders the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i) (A) the original Mortgage Note endorsed by manual or facsimile signature in blank in the following form: "Pay to the order of ____________ without recourse," with all intervening endorsements showing a complete chain of endorsement from the originator to the Person endorsing the Mortgage Note (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage
      Note); or

                  (B) with respect to any Lost Mortgage Note, a lost note
            affidavit from [Countrywide] stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note;

            (ii) except as provided below and for each Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage or a copy of such Mortgage certified by [Countrywide] as being a true and complete copy of the Mortgage (or, in the case of a Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico, a true copy of the Mortgage certified as such by the applicable notary) and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loans and either language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

            (iii) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments), together with, except as provided below, all interim recorded assignments of such mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such assignment of the Mortgage may exclude the information to be provided by the recording office; provided, further, that such assignment of Mortgage need not be delivered in the case of a Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico;

            (iv) the original or copies of each assumption, modification, written assurance or substitution agreement, if any;

            (v) except as provided below, the original or duplicate original lender's title policy or a printout of the electronic equivalent and all riders thereto; and

            (vi) in the case of a Cooperative Loan, the originals of the following documents or instruments:

                  (A) The Coop Shares, together with a stock power in blank;

                  (B) The executed Security Agreement;

                  (C) The executed Proprietary Lease;

                  (D) The executed Recognition Agreement;

                  (E) The executed UCC-1 financing statement with evidence of recording thereon which have been filed in all places required to perfect the Seller's interest in the Coop Shares and the Proprietary Lease; and

                  (F) The executed UCC-3 financing statements or other
            appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

            In addition, in connection with the assignment of any MERS Mortgage Loan, each Seller agrees that it will cause, at the Trustee's expense, the MERS(R) System to indicate that the Mortgage Loans sold by such Seller to the Depositor have been assigned by that Seller to the Trustee in accordance with this Agreement (and any Supplemental Transfer Agreement, as applicable) for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the information required by the MERS(R) System to identify the series of the Certificates issued in connection with such Mortgage Loans. Each Seller further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the information referenced in this paragraph with respect to any Mortgage Loan sold by such Seller to the Depositor during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

            In the event that in connection with any Mortgage Loan that is not a MERS Mortgage Loan the Depositor cannot deliver (a) the original recorded Mortgage, (b) all interim recorded assignments or (c) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii) or
(iii) above, or because the title policy has not been delivered to either the Master Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver to the Trustee, in the case of clause (ii) or (iii) above, such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery of the original Mortgage and each such interim assignment or a copy thereof, certified, if appropriate, by the relevant recording office, be made later than one year following the Closing Date, or, in the case of clause (v) above, no later than [120] days following the Closing Date; provided, however, in the event the Depositor is unable to deliver by such date each Mortgage and each such interim assignment by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each such interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Depositor shall deliver such documents to the Trustee as promptly as possible upon receipt thereof and, in any event, within [720] days following the Closing Date. The Depositor shall forward or cause to be forwarded to the Trustee (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be delivered by the Depositor or the Master Servicer to the Trustee. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan and the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Master Servicer shall execute and deliver or cause to be executed and delivered such a document to the public recording office. In the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, [Countrywide] shall deliver to the Trustee a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within [thirty] ([30]) days thereafter, the Trustee shall (i) as the assignee thereof, affix the following language to each assignment of Mortgage: "CWALT Series 200_-__, ______________________, as trustee", (ii) cause such assignment to be in proper form for recording in the appropriate public office for real property records and (iii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, with respect to any assignments of Mortgage as to which the Trustee has not received the information required to prepare such assignment in recordable form, the Trustee's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within [thirty] ([30]) days after receipt thereof and that the Trustee need not cause to be recorded any assignment which relates to a Mortgage Loan (a) the Mortgaged Property and Mortgage File relating to which are located in California or (b) in any other jurisdiction (including Puerto
Rico) under the laws of which in the opinion of counsel the recordation of such assignment is not necessary to protect the Trustee's and the Certificateholders' interest in the related Mortgage Loan.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, will deposit in the Certificate Account the portion of such payment that is required to be deposited in the Certificate Account pursuant to Section 3.05 hereof.

            Notwithstanding anything to the contrary in this Agreement, within [thirty] ([30]) days after the Closing Date with respect to the Initial Mortgage Loans, [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) shall either (i) deliver to the Depositor, or at the Depositor's direction, to the Trustee or other designee of the Depositor the Mortgage File as required pursuant to this Section 2.01 for each Delay Delivery Mortgage Loan or (ii) either (A) substitute a Substitute Mortgage Loan for the Delay Delivery Mortgage Loan or (B) repurchase the Delay Delivery Mortgage Loan, which substitution or repurchase shall be accomplished in the manner and subject to the conditions set forth in
Section 2.03 (treating each Delay Delivery Mortgage Loan as a Deleted Mortgage Loan for purposes of such Section 2.03); provided, however, that if [Countrywide] fails to deliver a Mortgage File for any Delay Delivery Mortgage Loan within the [thirty] ([30]) day period provided in the prior sentence, [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) shall use its best reasonable efforts to effect a substitution, rather than a repurchase of, such Deleted Mortgage Loan and provided further that the cure period provided for in Section 2.02 or in
Section 2.03 shall not apply to the initial delivery of the Mortgage File for such Delay Delivery Mortgage Loan, but rather [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) shall have [five] ([5]) Business Days to cure such failure to deliver. At the end of such [thirty] ([30]) day period the Trustee shall send a Delay Delivery Certification for the Delay Delivery Mortgage Loans delivered during such [thirty] ([30]) day period in accordance with the provisions of Section 2.02.

            Notwithstanding anything to the contrary in this Agreement, within [twenty] ([20]) days after a Supplemental Transfer Date with respect to all of the Supplemental Mortgage Loans sold to the Depositor on such Supplemental Transfer Date, [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) shall either (i) deliver to the Depositor, or at the Depositor's direction, to the Trustee or other designee of the Depositor the Mortgage File as required pursuant to this Section 2.01 for each Delay Delivery Mortgage Loan or (ii) (A) substitute a Substitute Mortgage Loan for the Delay Delivery Mortgage Loan or (B) repurchase the Delay Delivery Mortgage Loan, which substitution or repurchase shall be accomplished in the manner and subject to the conditions set forth in Section 2.03 (treating each Delay Delivery Mortgage Loan as a Deleted Mortgage Loan for purposes of such Section 2.03); provided, however, that if [Countrywide] fails to deliver a Mortgage File for any Delay Delivery Mortgage Loan within the [twenty] ([20]) day period provided in the prior sentence,

[Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) shall use its best reasonable efforts to effect a substitution, rather than a repurchase of, such Deleted Mortgage Loan and provided further that the cure period provided for in Section 2.02 or in
Section 2.03 shall not apply to the initial delivery of the Mortgage File for such Delay Delivery Mortgage Loan, but rather [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) shall have [five] ([5]) Business Days to cure such failure to deliver. At the end of such [twenty] ([20]) day period the Trustee shall send a Delay Delivery Certification for the Delay Delivery Mortgage Loans delivered during such [twenty] ([20]) day period in accordance with the provisions of Section 2.02.

            (d) Subject to the execution and delivery of the related Supplemental Transfer Agreement as provided in Section 2.01(e) hereof and the terms and conditions of this Agreement, each Seller sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, on each Supplemental Transfer Date, with respect to each Supplemental Mortgage Loan sold by such Seller to the Depositor, all the right, title and interest of that Seller in and to the Supplemental Mortgage Loans sold by it identified in such Supplemental Transfer Agreement, including all interest and principal received and receivable by such Seller on or with respect to the related Supplemental Mortgage Loans on and after the related Supplemental Cut-off Date (to the extent not applied in computing the Cut-off Date Principal Balance thereof) or deposited into the Certificate Account by the related Seller, other than principal and interest due on such Supplemental Mortgage Loans prior to the related Supplemental Cut-off Date.

            Immediately upon the conveyance of the Supplemental Mortgage Loans referred to in the preceding paragraph, the Depositor sells, transfers, assigns, sets over and otherwise conveys to the Trustee for benefit of the Certificateholders, without recourse, all right title and interest in all of the Supplemental Mortgage Loans.

            Each Seller has entered into this Agreement in consideration for the purchase of the Mortgage Loans sold by such Seller to the Depositor and has agreed to take the actions specified herein. The Depositor, concurrently with the execution and delivery of this Agreement, hereby sells, transfers, assigns and otherwise conveys to the Trustee for the use and benefit of the Certificateholders, without recourse, all right title and interest in the portion of the Trust Fund not otherwise conveyed to the Trust Fund pursuant to Sections 2.01(a) or (b).

            (e) Upon [five] ([5]) Business Days written notice to the Trustee, the Depositor, the Master Servicer (if the Master Servicer is not a Seller) and the Rating Agencies, on any other Business Day during the Conveyance Period designated by [Countrywide], [Park Granada], [Park Monaco] and [Park Sienna], if applicable, the Depositor and the Trustee shall complete, execute and deliver a Supplemental Transfer Agreement so long as no Rating Agency has provided notice that the execution and delivery of such Supplemental Transfer Agreement will result in a reduction or withdrawal of the any ratings assigned to the Certificates. After the execution and delivery of such Supplemental Transfer Agreement, on the Supplemental Transfer Date, the Trustee shall set aside in the Supplemental Loan Account an amount equal to the Aggregate Supplemental Purchase Amount.

            The transfer of Supplemental Mortgage Loans and the other property and rights relating to them on a Supplemental Transfer Date is subject to the satisfaction of each of the following conditions:

            (i) each Supplemental Mortgage Loan conveyed on such Supplemental Transfer Date satisfies the representations and warranties applicable to it under this Agreement; provided, however, that with respect to a breach of a representation and warranty with respect to a Supplemental Mortgage Loan, the obligation under Section 2.03(c) of this Agreement of [Countrywide], [Park Granada], [Park Monaco] and [Park Sienna], if applicable, to cure, repurchase or replace such Supplemental Mortgage Loan shall constitute the sole remedy against such Seller respecting such breach available to Certificateholders, the Depositor or the Trustee;

            (ii) the Trustee, the Underwriters and the Rating Agencies are provided with an Opinion of Counsel or Opinions of Counsel with respect to the tax treatment of the Trust Fund, to be delivered as provided pursuant to Section 2.01(f);

            (iii) the Rating Agencies and the Underwriters are provided with an Opinion of Counsel or Opinions of Counsel with respect to the validity of the conveyance of the Supplemental Mortgage Loans conveyed on such Supplemental Transfer Date, to be delivered as provided pursuant to Section 2.01(f);

            (iv) the execution and delivery of such Supplemental Transfer Agreement or conveyance of the related Supplemental Mortgage Loans does not result in a reduction or withdrawal of any ratings assigned to the Certificates by the Rating Agencies;

            (v) the Supplemental Mortgage Loans conveyed on such Supplemental Transfer Date were selected in a manner reasonably believed not to be adverse to the interests of the Certificateholders;

            (vi) no Supplemental Mortgage Loan conveyed on such Supplemental Transfer date was [30] or more days delinquent;

            (vii) following the conveyance of the Supplemental Mortgage Loans on such Supplemental Transfer Date to the Trust Fund, the characteristics of the Mortgage Loans will comply with the Pool Characteristics (including the permitted variances listed therein); provided, that for the purpose of making these calculations, the characteristics for any Initial Mortgage Loan made will be taken as of the Initial Cut-off Date and the characteristics for any Supplemental Mortgage Loan will be taken as of the related Supplemental Cut-off Date;

            (viii) none of the Sellers or the Depositor shall be insolvent or shall be rendered insolvent as a result of such transfer; and

            (ix) the Depositor shall have delivered to the Trustee an Officer's Certificate confirming the satisfaction of each of these conditions precedent.

            The Trustee shall not be required to investigate or otherwise verify compliance with these conditions, except for its own receipt of documents specified above, and shall be entitled to rely on the required Officer's Certificate.

            (f) Within [seven] Business Days after each Supplemental Transfer Date, upon (1) delivery to the Trustee by the Depositor or [Countrywide] of the Opinions of Counsel referred to in Sections 2.01(e)(ii) and (iii), (2) delivery to the Trustee by [Countrywide] of a revised Mortgage Loan Schedule reflecting the Supplemental Mortgage Loans conveyed on such Supplemental Transfer Date and (3) delivery to the Trustee by the Depositor of an Officer's Certificate confirming the satisfaction of each of the conditions precedent set forth in this Section 2.01(f), the Trustee shall pay to each Seller the portion of the Aggregate Supplemental Transfer Amount used to purchase Supplemental Mortgage Loans from such Seller from those funds that were set aside in the Supplemental Loan Account pursuant to Section 2.01(e). The positive difference, if any, between the Aggregate Supplemental Transfer Amount and the Aggregate Supplemental Purchase Amount shall be reinvested by the Trustee in the Supplemental Loan Account.

            The Trustee shall not be required to investigate or otherwise verify compliance with the conditions set forth in the preceding paragraph, except for its own receipt of documents specified above, and shall be entitled to rely on the required Officer's Certificate.

            Within [thirty] days after the final Supplemental Transfer Date, the Depositor shall deliver to the Trustee a letter of a nationally recognized firm of independent public accountants stating whether or not the Supplemental Mortgage Loans conveyed on such Supplemental Transfer Date conform to the characteristics in Section 2.01(e)(vi), (vii) and (viii)

            (d) Neither the Depositor nor the Trust will acquire or hold any Mortgage Loan that would violate the representations made by [Countrywide] set forth in clause (46) of Schedule III-A hereto.

            SECTION 2.02.   Acceptance by Trustee of the Mortgage Loans.

            (a) The Trustee acknowledges receipt of the documents identified in the Initial Certification in the form annexed hereto as Exhibit F-1 and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee acknowledges that it will maintain possession of the Mortgage Notes in the State of California, unless otherwise permitted by the Rating Agencies.

            The Trustee agrees to execute and deliver on the Closing Date to the Depositor, the Master Servicer and [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) an Initial Certification in the form annexed hereto as Exhibit F-1. Based on its review and examination, and only as to the documents identified in such Initial Certification, the Trustee acknowledges that such documents appear regular on their face and relate to such Initial Mortgage Loan. The Trustee shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

            On or about the [thirtieth] ([30th]) day after the Closing Date, the Trustee shall deliver to the Depositor, the Master Servicer and [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) a Delay Delivery Certification with respect to the Initial Mortgage Loans in the form annexed hereto as Exhibit G-1, with any applicable exceptions noted thereon.

            Not later than [90] days after the Closing Date, the Trustee shall deliver to the Depositor, the Master Servicer and [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) a Final Certification with respect to the Initial Mortgage Loans in the form annexed hereto as Exhibit H-1, with any applicable exceptions noted thereon.

            If, in the course of such review, the Trustee finds any document constituting a part of a Mortgage File which does not meet the requirements of
Section 2.01, the Trustee shall list such as an exception in the Final Certification; provided, however that the Trustee shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) shall promptly correct or cure such defect within [90] days from the date it was so notified of such defect and, if [Countrywide] does not correct or cure such defect within such period, [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) shall either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (b) purchase such Mortgage Loan from the Trustee within [90] days from the date [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) was notified of such defect in writing at the Purchase Price of such Mortgage Loan; provided, however, that in no event shall such substitution or purchase occur more than [540] days from the Closing Date, except that if the substitution or purchase of a Mortgage Loan pursuant to this provision is required by reason of a delay in delivery of any documents by the appropriate recording office, and there is a dispute between either the Master Servicer or [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) and the Trustee over the location or status of the recorded document, then such substitution or purchase shall occur within [720] days from the Closing Date. The Trustee shall deliver written notice to each Rating Agency within [270] days from the Closing Date indicating each Mortgage Loan (a) which has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of such Mortgage Loan. Such notice shall be delivered every [90] days thereafter until the related Mortgage Loan is returned to the Trustee. Any such substitution pursuant to (a) above or purchase pursuant to (b) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof, if any, and any substitution pursuant to (a) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N. No substitution is permitted to be made in any calendar month after the Determination Date for such month. The Purchase Price for any such Mortgage Loan shall be deposited by [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) in the Certificate Account on or prior to the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File to [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) and shall execute and deliver at [Countrywide]'s (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) request such instruments of transfer or assignment prepared by [Countrywide], in each case without recourse, as shall be necessary to vest in [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]), or a designee, the Trustee's interest in any Mortgage Loan released pursuant hereto. If pursuant to the foregoing provisions [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) repurchases an Initial Mortgage Loan that is a MERS Mortgage Loan, the Master Servicer shall either (i) cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) or its designee and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS(R) System [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) or its designee as the beneficial holder of such Mortgage Loan.

            (b) Upon delivery of the Supplemental Mortgage Loans pursuant to a Supplemental Transfer Agreement, the Trustee shall acknowledge receipt of the documents identified in any Supplemental Certification in the form annexed hereto as Exhibit F-2 and declare that it will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee acknowledges that it will maintain possession of the Mortgage Notes in the State of California, unless otherwise permitted by the Rating Agencies.

            (c) The Trustee agrees to execute and deliver on the Supplemental Transfer Date to the Depositor, the Master Servicer and [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) a Supplemental Certification in the form annexed hereto as Exhibit F-

2. Based on its review and examination, and only as to the documents identified in such Supplemental Certification, the Trustee shall acknowledge that such documents appear regular on their face and relate to such Supplemental Mortgage Loan. The Trustee shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

            (d) On or about the [twentieth] ([20th]) day after the Supplemental Transfer Date, the Trustee shall deliver to the Depositor, the Master Servicer and [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) a Delay Delivery Certification with respect to the Supplemental Mortgage Loans in the form annexed hereto as Exhibit G-2, with any applicable exceptions noted thereon.

            (e) Not later than [90] days after the final Supplemental Transfer Date, the Trustee shall deliver to the Depositor, the Master Servicer and [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) a Final Certification with respect to the Supplemental Mortgage Loans in the form annexed hereto as Exhibit H-2, with any applicable exceptions noted thereon.

            (f) If, in the course of such review of the Mortgage Files relating to the Supplemental Mortgage Loans, the Trustee finds any document constituting a part of a Mortgage File which does not meet the requirements of
Section 2.01, the Trustee shall list such as an exception in the Final Certification; provided, however that the Trustee shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) shall promptly correct or cure such defect within [90] days from the date it was so notified of such defect and, if [Countrywide] does not correct or cure such defect within such period, [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) shall either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (b) purchase such Mortgage Loan from the Trustee within [90] days from the date [Countrywide] (on its own behalf or on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) was notified of such defect in writing at the Purchase Price of such Mortgage Loan; provided, however, that in no event shall such substitution or purchase occur more than [540] days from the Closing Date, except that if the substitution or purchase of a Mortgage Loan pursuant to this provision is required by reason of a delay in delivery of any documents by the appropriate recording office, and there is a dispute between either the Master Servicer or [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) and the Trustee over the location or status of the recorded document, then such substitution or purchase shall occur within [720] days from the Closing Date. The Trustee shall deliver written notice to each Rating Agency within [270] days from the Closing Date indicating each Mortgage Loan (a) which has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of such Mortgage Loan. Such notice shall be delivered every [90] days thereafter until the related Mortgage Loan is returned to the Trustee. Any such substitution pursuant to (a) above or purchase pursuant to (b) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof, if any, and any substitution pursuant to (a) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N. No substitution is permitted to be made in any calendar month after the Determination Date for such month. The Purchase Price for any such Mortgage Loan shall be deposited by [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) in the Certificate Account on or prior to the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File to [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) and shall execute and deliver at [Countrywide]'s (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) request such instruments of transfer or assignment prepared by [Countrywide], in each case without recourse, as shall be necessary to vest in [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) , or a designee, the Trustee's interest in any Mortgage Loan released pursuant hereto. If pursuant to the foregoing provisions [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) repurchases a Supplemental Mortgage Loan that is a MERS Mortgage Loan, the Master Servicer shall either (i) cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS(R) System [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) or its designee as the beneficial holder of such Mortgage Loan.

            (g) The Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Master Servicer shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the possession of the Master Servicer from time to time.

            (h) It is understood and agreed that the respective obligations of each Seller to substitute for or to purchase any Mortgage Loan sold to the Depositor by it which does not meet the requirements of Section 2.01 above shall constitute the sole remedy respecting such defect available to the Trustee, the Depositor and any Certificateholder against that Seller.

            SECTION 2.03. Representations, Warranties and Covenants of the Sellers and Master Servicer.

            (a) [Countrywide] hereby makes the representations and warranties set forth in (i) Schedule II-A, Schedule II-B, Schedule II-C and Schedule II-D hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer and the Trustee, as of the Closing Date, (ii) Schedule III-A hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer and the Trustee, as of the Closing Date, or if so specified therein, as of the Initial Cut-off Date with respect to all of the Initial Mortgage Loans and as of the related Supplemental Cut-off Date with respect to all of the Supplemental Mortgage Loans, and (iii) Schedule III-B hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer and the Trustee, as of the Closing Date, or if so specified therein, as of the Initial Cut-off Date with respect to the Initial Mortgage Loans that are [Countrywide] Mortgage Loans and as of the related Supplemental Cut-off Date with respect to the Supplemental Mortgage Loans that are [Countrywide] Mortgage Loans. [Park Granada] hereby makes the representations and warranties set forth in (i) Schedule II-B hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer and the Trustee, as of the Closing Date and (ii) Schedule III-C hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer and the Trustee, as of the Closing Date, or if so specified therein, as of the Initial Cut-off Date with respect to the Initial Mortgage Loans that are [Park Granada] Mortgage Loans and as of the related Supplemental Cut-off Date with respect to the Supplemental Mortgage Loans that are [Park Granada] Mortgage Loans. [Park Monaco] hereby makes the representations and warranties set forth in (i)
Schedule II-C hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer and the Trustee, as of the Closing Date and
(ii) Schedule III-D hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer and the Trustee, as of the Closing Date, or if so specified therein, as of the Initial Cut-off Date with respect to the Initial Mortgage Loans that are [Park Monaco] Mortgage Loans and as of the related Supplemental Cut-off Date with respect to the Supplemental Mortgage Loans that are [Park Monaco] Mortgage Loans. [Park Sienna] hereby makes the representations and warranties set forth in (i)
Schedule II-D hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer and the Trustee, as of the Closing Date and
(ii) Schedule III-E hereto, and by this reference incorporated herein, to the Depositor, the Master Servicer and the Trustee, as of the Closing Date, or if so specified therein, as of the Initial Cut-off Date with respect to the Initial Mortgage Loans that are [Park Sienna] Mortgage Loans and as of the related Supplemental Cut-off Date with respect to the Supplemental Mortgage Loans that are [Park Sienna] Mortgage Loans.

            (b) The Master Servicer hereby makes the representations and warranties set forth in Schedule IV hereto, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date.

            (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty with respect to a Mortgage Loan made pursuant to
Section 2.03(a) or a breach of a representation or warranty with respect to a Supplemental Mortgage Loan under Section 2.01(e)(i) that materially and adversely affects the interests of the Certificateholders in that Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties. Each Seller hereby covenants that within [90] days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty with respect to a Mortgage Loan sold by it pursuant to Section 2.03(a) and with respect to a breach of a representation and warranty with respect to a Supplemental Mortgage Loan sold by it under Section 2.01(e)(i) which materially and adversely affects the interests of the Certificateholders in that Mortgage Loan, it shall cure such breach in all material respects, and if such breach is not so cured, shall,
(i) if such [90]-day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place a Substitute Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof, if any, and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N and the Mortgage File for any such Substitute Mortgage Loan. The Seller repurchasing a Mortgage Loan pursuant to this Section 2.03(c) shall promptly reimburse the Master Servicer and the Trustee for any expenses reasonably incurred by the Master Servicer or the Trustee in respect of enforcing the remedies for such breach. With respect to the representations and warranties described in this Section which are made to the best of a Seller's knowledge, if it is discovered by either the Depositor, a Seller or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, notwithstanding that Seller's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

            With respect to any Substitute Mortgage Loan or Loans, sold to the Depositor by a Seller, [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) shall deliver to the Trustee for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the related Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for such month and thereafter that Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the related Seller shall be deemed to have made with respect to such Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.03(a) with respect to such Mortgage Loan. Upon any such substitution and the deposit to the Certificate Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the related Seller and shall execute and deliver at such Seller's direction such instruments of transfer or assignment prepared by [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]), in each case without recourse, as shall be necessary to vest title in that Seller, or its designee, the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

            For any month in which a Seller substitutes one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all Substitute Mortgage Loans sold to the Depositor by that Seller as of the date of substitution is less than the aggregate Stated Principal Balance of all Deleted Mortgage Loans repurchased by that Seller (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Deleted Mortgage Loans shall be deposited in the Certificate Account by [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]) on or before the Distribution Account Deposit Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder.

            In the event that a Seller shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Certificate Account pursuant to Section 3.05 on or before the Distribution Account Deposit Date for the Distribution Date in the month following the month during which that Seller became obligated hereunder to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price, the delivery of the Opinion of Counsel required by Section 2.05 and receipt of a Request for Release in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders to such Person, and the Trustee shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of any Person to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against such Persons respecting such breach available to Certificateholders, the Depositor or the Trustee on their behalf.

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            SECTION 2.04. Representations and Warranties of the Depositor as to the Mortgage Loans.

            The Depositor hereby represents and warrants to the Trustee with respect to each Initial Mortgage Loan as of the date hereof or such other date set forth herein that as of the Closing Date, and following the transfer of the Initial Mortgage Loans to it by each Seller, the Depositor had good title to the Initial Mortgage Loans and the Mortgage Notes were subject to no offsets, defenses or counterclaims.

            The Depositor hereby assigns, transfers and conveys to the Trustee all of its rights with respect to the Mortgage Loans including, without limitation, the representations and warranties of each Seller made pursuant to
Section 2.03(a)(ii) hereof, together with all rights of the Depositor to require each Seller to cure any breach thereof or to repurchase or substitute for any affected Mortgage Loan in accordance with this Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee. Upon discovery by the Depositor or the Trustee of a breach of any of the foregoing representations and warranties set forth in this Section 2.04 (referred to herein as a "breach"), which breach materially and adversely affects the interest of the Certificateholders, the party discovering such breach shall give prompt written notice to the others and to each Rating Agency and the NIM Insurer.

            SECTION 2.05. Delivery of Opinion of Counsel in Connection with Substitutions.

            (a) Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 or Section 2.03 shall be made more than [90] days after the Closing Date unless [Countrywide] delivers to the Trustee an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, or (ii) cause each REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

            (b) Upon discovery by the Depositor, a Seller, the Master Servicer, or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within [five] ([5]) Business Days of discovery) give written notice thereof to the other parties and the NIM Insurer. In connection therewith, the Trustee shall require [Countrywide] (on its own behalf and on behalf of [Park Granada], [Park Monaco] and [Park Sienna]), at its option, to either (i) substitute, if the conditions in Section 2.03(c) with respect to substitutions are satisfied, a Substitute Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within [90] days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty made pursuant to Section 2.03. The Trustee shall reconvey to [Countrywide] the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.03.

            SECTION 2.06.   Execution and Delivery of Certificates.

            The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

            SECTION 2.07.   REMIC Matters.

            The Preliminary Statement sets forth the designations and "latest possible maturity date" for federal income tax purposes of all interests created hereby. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. The "tax matters person" with respect to each REMIC hereunder shall be the Trustee and the Trustee shall hold the Tax Matters Person Certificate. Each REMIC's fiscal year shall be the calendar year.

            SECTION 2.08.   Covenants of the Master Servicer.

            The Master Servicer hereby covenants to the Depositor and the Trustee as follows:

            (a) the Master Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy; and

            (b) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by the Master Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make such information, certificate, statement or report not misleading.

                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

            SECTION 3.01.   Master Servicer to Service Mortgage Loans.

            For and on behalf of the Certificateholders, the Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and customary and usual standards of practice of prudent mortgage loan servicers. In connection with such servicing and administration, the Master Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02 hereof, subject to the terms hereof (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents,
(ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds (which, for the purpose of this Section, includes any Subsequent Recoveries), and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that the Master Servicer shall not take any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor, the Trustee and the Certificateholders under this Agreement. The Master Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan, and shall not make or permit any modification, waiver or amendment of any Mortgage Loan which would cause any REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code. Without limiting the generality of the foregoing, the Master Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Master Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Master Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans to the extent that the Master Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to the Master Servicer. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.

            In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.06, and further as provided in Section 3.08. The costs incurred by the Master Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of


                                    III-1
calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            SECTION 3.02. Subservicing; Enforcement of the Obligations of Subservicers.

            (a) The Master Servicer may arrange for the subservicing of any Mortgage Loan by a Subservicer pursuant to a subservicing agreement; provided, however, that such subservicing arrangement and the terms of the related subservicing agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder; provided, however, that the NIM Insurer shall have consented to such subservicing agreements (which consent shall not be unreasonably withheld). Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. All actions of each Subservicer performed pursuant to the related subservicing agreement shall be performed as an agent of the Master Servicer with the same force and effect as if performed directly by the Master Servicer.

            (b) For purposes of this Agreement, the Master Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Master Servicer.

            SECTION 3.03. Rights of the Depositor, the NIM Insurer and the Trustee in Respect of the Master Servicer.

            The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee, the NIM Insurer nor the Depositor shall have any responsibility or liability for any action or failure to act by the Master Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Master Servicer hereunder or otherwise.

            SECTION 3.04.   Trustee to Act as Master Servicer.

            In the event that the Master Servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of an Event of Default or termination by the Depositor), the Trustee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the Master Servicer pursuant to Section 3.09 hereof or any acts or omissions of the predecessor Master Servicer hereunder), (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 or 2.03 hereof, (iv) responsible for expenses of the Master Servicer pursuant to Section 2.03 or (v) deemed to have made any representations and


                                    III-2
warranties of the Master Servicer hereunder). Any such assumption shall be subject to Section 7.02 hereof. If the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default or termination by the Depositor), the Trustee or its successor shall succeed to any rights and obligations of the Master Servicer under each subservicing agreement.

            The Master Servicer shall, upon request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement or substitute subservicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the substitute subservicing agreement to the assuming party.

            SECTION 3.05. Collection of Mortgage Loan Payments; Certificate Account; Distribution Account; Supplemental Loan Account; Capitalized Interest Account; Carryover Reserve Fund; Credit Comeback Excess Amount; Principal Reserve Fund.

            (a) The Master Servicer shall make reasonable efforts in accordance with the customary and usual standards of practice of prudent mortgage servicers to collect all payments called for under the terms and provisions of the Mortgage Loans to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Required Insurance Policy. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than [180] days; provided, however, that the Master Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. In the event of any such arrangement, the Master Servicer shall make Advances on the related Mortgage Loan in accordance with the provisions of Section 4.01 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) The Master Servicer shall establish and maintain a Certificate Account into which the Master Servicer shall deposit or cause to be deposited no later than [two] Business Days after receipt (or, if the current long-term credit rating of [Countrywide] is reduced below "A-" by S&P or Fitch, or "A3" by Moody's, the Master Servicer shall deposit or cause to be deposited on a daily basis within [one] Business Day of receipt), except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

            (i) all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans, net of the Master Servicing Fee, Prepayment Interest Excess and any lender-paid mortgage insurance premiums;


                                    III-3

            (iii) all Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures;

            (iv) any amount required to be deposited by the Master Servicer or the Depositor pursuant to Section 3.05(e) in connection with any losses on Permitted Investments for which it is responsible;

            (v) any amounts required to be deposited by the Master Servicer pursuant to Section 3.09(c) and in respect of net monthly rental income from REO Property pursuant to Section 3.11 hereof;

            (vi) all Substitution Adjustment Amounts;

            (vii) all Advances made by the Master Servicer pursuant to Section 4.01; and

            (viii) any other amounts required to be deposited hereunder.

            In addition, with respect to any Mortgage Loan that is subject to a buydown agreement, on each Due Date for such Mortgage Loan, in addition to the monthly payment remitted by the Mortgagor, the Master Servicer shall cause funds to be deposited into the Certificate Account in an amount required to cause an amount of interest to be paid with respect to such Mortgage Loan equal to the amount of interest that has accrued on such Mortgage Loan from the preceding Due Date at the Mortgage Rate net of the Master Servicing Fee.

            The foregoing requirements for remittance by the Master Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be remitted by the Master Servicer. In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the Certificate Account to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining the Certificate Account which describes the amounts deposited in error in the Certificate Account. The Master Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section. All funds deposited in the Certificate Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.08.

            (c) [Reserved]

            (d) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Distribution Account. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:

            (i) the aggregate amount remitted by the Master Servicer to the Trustee pursuant to Section 3.08(a)(ix);

            (ii) any amount deposited by the Master Servicer or the Depositor pursuant to Section 3.05(e) in connection with any losses on Permitted Investments for which it is responsible; and



                                    III-4

            (iii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

            In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with
Section 3.08. In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of the Master Servicer.

            (e) Each institution at which the Certificate Account, the Supplemental Loan Account, the Capitalized Interest Account or the Distribution Account is maintained shall invest the funds therein as directed in writing by the Master Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Certificate Account, the Supplemental Loan Account or the Capitalized Interest Account, the [second] Business Day next preceding the related Distribution Account Deposit Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than the Business Day next preceding such Distribution Account Deposit Date) and (ii) in the case of the Distribution Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such fund or account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. Each institution at which the Supplemental Loan Account is maintained shall invest the funds therein in Permitted Investments that satisfy the requirements of category
(vi) of the definition thereof, which do not represent a direct issuance from the respective obligor and which mature and shall be reinvested daily. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain net of any losses realized from any such investment of funds on deposit in the Certificate Account, or the Distribution Account shall be for the benefit of the Master Servicer as servicing compensation and shall be remitted to it monthly as provided herein. The amount of any realized losses in the Certificate Account or the Distribution Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer in the Certificate Account or paid to the Trustee for deposit into the Distribution Account, as applicable. The amount of any losses in the Supplemental Loan Account or the Capitalized Interest Account incurred in respect of any such investments shall promptly be deposited by the Depositor in the Supplemental Loan Account or the Capitalized Interest Account, as applicable. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Capitalized Interest Account shall be credited to the Capitalized Interest Account. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account, the Capitalized Interest Account, the Supplemental Loan Account or the Distribution Account and made in accordance with this Section 3.05.

            (f) The Master Servicer shall give notice to the Trustee, each Seller, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account prior to any change thereof. The Trustee shall give notice to the Master Servicer, each Seller, each Rating Agency and the Depositor of any proposed change of the location of the Distribution Account, the Capitalized Interest Account; the Supplemental Loan Account or the Corridor Contract Reserve Fund prior to any change thereof..

            (g) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Supplemental Loan Account. On the Closing Date [Countrywide] shall remit the Supplemental Amount


                                    III-5
to the Trustee for deposit in the Supplemental Loan Account. On each Supplemental Transfer Date, upon satisfaction of the conditions for such Supplemental Transfer Date set forth in Section 2.01(e), with respect to the related Supplemental Transfer Agreement, the Trustee shall pay to each Seller selling Supplemental Mortgage Loans to the Depositor on such Supplemental Transfer Date the portion of the Aggregate Supplemental Transfer Amount held in escrow pursuant to Section 2.01(e) as payment of the purchase price for the Supplemental Mortgage Loans sold by such Seller. If at any time the Depositor becomes aware that the Cut-off Date Stated Principal Balance of Supplemental Mortgage Loans reflected on any Supplemental Transfer Agreement exceeds the actual Cut-off Date Stated Principal Balance of the relevant Supplemental Mortgage Loans, the Depositor may so notify the Trustee and the Trustee shall redeposit into the Supplemental Loan Account the excess reported to it by the Depositor.

            If any funds remain in the Supplemental Loan Account at the end of the Conveyance Period, to the extent that they represent earnings on the amounts originally deposited into the Supplemental Loan Account, the Trustee shall distribute them to the order of the Depositor. The remaining funds shall be transferred to the Distribution Account to be included as part of principal distributions.

            (h) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Capitalized Interest Account. On the Closing Date, [Countrywide] shall remit the aggregate Capitalized Interest Requirement to the Trustee for deposit in the Capitalized Interest Account. On each Distribution Account Deposit Date related to a Conveyance Period Distribution Date, upon satisfaction of the conditions for such Supplemental Transfer Date set forth in Section 2.01(e), with respect to the related Supplemental Transfer Agreement, the Trustee shall transfer from the Capitalized Interest Account to the Distribution Account an amount equal to the Capitalized Interest Requirement (which, to the extent required, may include investment earnings on amounts on deposit therein) with respect to the amount remaining in the Supplemental Loan Account for the related Distribution Date as identified by [Countrywide] in the Supplemental Transfer Agreement.

      If any funds remain in the Capitalized Interest Account at the end of the Conveyance Period, the Trustee shall make the transfer described in the preceding paragraph if necessary for the remaining Conveyance Period Distribution Date and the Trustee shall distribute any remaining funds in the Capitalized Interest Account to the order of the Depositor

            (i) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Certificates, the Carryover Reserve Fund and shall deposit $[10,000] therein. The Carryover Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement.

            On each Distribution Date, the Trustee shall deposit all amounts received in respect of the Corridor Contracts in the Carryover Reserve Fund. The Trustee shall make withdrawals from the Carryover Reserve Fund to make distributions in respect of Net Rate Carryover as to the extent required by
Section 4.02.

            Any amounts received on the Class [AF-1A] Corridor Contract, Class [2-AV] Corridor Contract, Class [3-AV] Corridor Contract and Adjustable Rate Subordinate Corridor Contract with respect to a Distribution Date and remaining after the distributions required pursuant to Section 4.02(g) shall be distributed (i) in the case of any such amounts relating to the Class [AF-1A] Corridor Contract, to the Class [CF] Certificates, and (ii) in the case of any such amounts relating to the Class [2-AV] Corridor Contract, Class [3-AV] Corridor Contract and Adjustable Rate Subordinate Corridor Contract, to the [CV] Certificates; provided, however, that if the Class [AF-1A] Corridor Contract, Class [2-AV] Corridor


                                    III-6

Contract, Class [3-AV] Corridor Contract or Adjustable Rate Subordinate Corridor Contract is subject to early termination, early termination payments received in respect of such Corridor Contract shall be deposited by the Trustee in the Carryover Reserve Fund and withdrawn from the Carryover Reserve Fund to pay any Net Rate Carryover for the applicable Classes of Certificates as provided in Section 4.02(g) on the Distribution Dates following such termination to and including the applicable Corridor Contract Termination Date, but such early termination payments shall not be available for distribution to the Class [C] Certificates on future Distribution Dates until the applicable Corridor Contract Termination Date.

            Funds in the Carryover Reserve Fund in respect of amounts received under the Class [AF-1A] Corridor Contract may be invested in Permitted Investments at the written direction of the Majority Holder of the Class [CF] Certificates (voting as a single Class), which Permitted Investments shall mature not later than the Business Day immediately preceding the first Distribution Date that follows the date of such investment (except that if such Permitted Investment is an obligation of the institution that maintains the Carryover Reserve Fund, then such Permitted Investment shall mature not later than such Distribution Date) and shall not be sold or disposed of prior to maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. In the absence of such written direction, all funds in the Carryover Reserve Fund in respect of amounts received under the Class [AF-1A] Corridor Contract shall be invested by the Trustee in __________________ cash reserves. Any net investment earnings on such amounts shall be payable pro rata to the Holders of the Class [CF] Certificates in accordance with their Percentage Interests. Any losses incurred in the Carryover Reserve Fund in respect of any such investments shall be charged against amounts on deposit in the Carryover Reserve Fund (or such investments) immediately as realized.

            Funds in the Carryover Reserve Fund in respect of amounts received under the Class [2-AV] Corridor Contract, Class [3-AV] Corridor Contract and Adjustable Rate Subordinate Corridor Contract may be invested in Permitted Investments at the written direction of the Majority Holder of the Class [CV] Certificates (voting as a single Class), which Permitted Investments shall mature not later than the Business Day immediately preceding the first Distribution Date that follows the date of such investment (except that if such Permitted Investment is an obligation of the institution that maintains the Carryover Reserve Fund, then such Permitted Investment shall mature not later than such Distribution Date) and shall not be sold or disposed of prior to maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. In the absence of such written direction, all funds in the Carryover Reserve Fund in respect of amounts received under the Class [2-AV] Corridor Contract, Class [3-AV] Corridor Contract and Adjustable Rate Subordinate Corridor Contract shall be invested by the Trustee in __________________ cash reserves. Any net investment earnings on such amounts shall be payable pro rata to the Holders of the Class [CV] Certificates in accordance with their Percentage Interests. Any losses incurred in the Carryover Reserve Fund in respect of any such investments shall be charged against amounts on deposit in the Carryover Reserve Fund (or such investments) immediately as realized.

            The Trustee shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Carryover Reserve Fund and made in accordance with this Section 3.05. The Carryover Reserve Fund shall not constitute an asset of any REMIC created hereunder. The Class [C] Certificates shall evidence ownership of the Carryover Reserve Fund for federal tax purposes.]

            (j) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Certificates, the Credit Comeback Excess Account. The Credit Comeback Excess Account shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement.



                                    III-7

            On each Distribution Date, the Trustee shall deposit all Credit Comeback Excess Amounts in the Credit Comeback Excess Account. The Trustee shall make withdrawals from the Credit Comeback Excess Account to make distributions as and to the extent required by Section 4.02.

            Funds in the Credit Comeback Excess Account may be invested in Permitted Investments at the written direction of the Majority Holder of the Class [CF] Certificates (voting as a single Class), which Permitted Investments shall mature not later than the Business Day immediately preceding the first Distribution Date that follows the date of such investment (except that if such Permitted Investment is an obligation of the institution that maintains the Credit Comeback Excess Account, then such Permitted Investment shall mature not later than such Distribution Date) and shall not be sold or disposed of prior to maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. In the absence of such written direction, all funds in the Credit Comeback Excess Account shall be invested by the Trustee in __________________ cash reserves. Any net investment earnings on such amounts shall be payable pro rata to the Holders of the Class [CF] Certificates in accordance with their Percentage Interests. Any losses incurred in the Credit Comeback Excess Account in respect of any such investments shall be charged against amounts on deposit in the Credit Comeback Excess Account (or such investments) immediately as realized.

            The Trustee shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Credit Comeback Excess Account and made in accordance with this Section
3.05. The Credit Comeback Excess Account shall not constitute an asset of any REMIC created hereunder. The Class [CF] Certificates shall evidence ownership of the Credit Comeback Excess Account for federal tax purposes.

            (k) The Trustee shall establish and maintain, on behalf of the Certificateholders, a Principal Reserve Fund in the name of the Trustee. On the Closing Date, [Countrywide] shall deposit into the Principal Reserve Fund $[300.00]. Funds on deposit in the Principal Reserve Fund shall not be invested. The Principal Reserve Fund shall be treated as an "outside reserve fund" under applicable Treasury regulations and shall not be part of any REMIC created under this Agreement.

            SECTION 3.06. Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

            (a) To the extent required by the related Mortgage Note and not violative of current law, the Master Servicer shall establish and maintain one or more accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by the Master Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b) Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the Master Servicer out of related collections for any payments made pursuant to Sections 3.01 hereof (with respect to taxes and assessments and insurance premiums) and 3.09 hereof (with respect to hazard insurance), to refund to any Mortgagors any sums determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section
9.01 hereof. The Escrow Accounts shall not be a part of the Trust Fund.



                                    III-8

            (c) The Master Servicer shall advance any payments referred to in
Section 3.06(a) that are not timely paid by the Mortgagors on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            SECTION 3.07. Access to Certain Documentation and Information Regarding the Mortgage Loans.

            The Master Servicer shall afford each Seller, the Depositor, the NIM Insurer and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer.

            Upon reasonable advance notice in writing, the Master Servicer will provide to each Certificateholder and/or Certificate Owner which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder and/or Certificate Owner to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Master Servicer shall be entitled to be reimbursed by each such Certificateholder and/or Certificate Owner for actual expenses incurred by the Master Servicer in providing such reports and access. Upon request, the Master Servicer shall furnish to the Trustee and the NIM Insurer its most recent publicly available financial statements and any other information relating to its capacity to perform its obligations under this Agreement reasonably requested by the NIM Insurer.

            SECTION 3.08. Permitted Withdrawals from the Certificate Account, the Distribution Account, the Carryover Reserve Fund and the Principal Reserve Fund.

            (a) The Master Servicer may from time to time make withdrawals from the Certificate Account for the following purposes:

            (i) to pay to the Master Servicer (to the extent not previously retained by the Master Servicer) the servicing compensation to which it is entitled pursuant to Section 3.14, and to pay to the Master Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Certificate Account;

            (ii) to reimburse each of the Master Servicer and the Trustee for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

            (iii) to reimburse each of the Master Servicer and the Trustee for any Nonrecoverable Advance previously made by it;

            (iv) to reimburse the Master Servicer for Insured Expenses from the related Insurance Proceeds;

            (v) to reimburse the Master Servicer for (a) unreimbursed Servicing Advances, the Master Servicer's right to reimbursement pursuant to this clause (a) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan(s) which represent late


                                    III-9
      recoveries of the payments for which such advances were made pursuant to
      Section 3.01 or Section 3.06 and (b) for unpaid Master Servicing Fees as provided in Section 3.11 hereof;

            (vi) to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.11, all amounts received thereon after the date of such purchase;

            (vii) to reimburse the Sellers, the Master Servicer, the NIM Insurer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 6.03 hereof;

            (viii) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein;

            (ix) on or prior to the Distribution Account Deposit Date, to withdraw an amount equal to the related Available Funds and the Trustee Fee for such Distribution Date and remit such amount to the Trustee for deposit in the Distribution Account; and

            (x) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 9.01 hereof.

            The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such subclauses (i), (ii),
(iv), (v) and (vi). Prior to making any withdrawal from the Certificate Account pursuant to subclause (iii), the Master Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Master Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loans(s), and their respective portions of such Nonrecoverable Advance.

            (b) The Trustee shall withdraw funds from the Distribution Account for distributions to Certificateholders and the Class [AF-5B] Insurer in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to the second to last paragraph of Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Distribution Account for the following purposes:

            (i) to pay to itself the Trustee Fee for the related Distribution Date;

            (ii) to pay to the Master Servicer as additional servicing compensation earnings on or investment income with respect to funds in the Distribution Account;

            (iii) to withdraw and return to the Master Servicer any amount deposited in the Distribution Account and not required to be deposited therein;

            (iv) to reimburse the Trustee for any unreimbursed Advances made by it pursuant to Section 4.01(b) hereof, such right of reimbursement pursuant to this subclause (iv) being limited to (x) amounts received on the related Mortgage Loan(s) in respect of which any such Advance was made and (y) amounts not otherwise reimbursed to the Trustee pursuant to
      Section 3.08(a)(ii) hereof;



                                    III-10

            (v) to reimburse the Trustee for any Nonrecoverable Advance previously made by the Trustee pursuant to Section 4.01(b) hereof, such right of reimbursement pursuant to this subclause (v) being limited to amounts not otherwise reimbursed to the Trustee pursuant to Section 3.08(a)(iii) hereof;

            (vi) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.01 hereof; and

            (vii) [Reserved];

            (viii) [Reserved].

            (c) The Trustee shall withdraw funds from the Carryover Reserve Fund for distribution to the Certificateholders in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to retain pursuant to the second to last paragraph of Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Carryover Reserve Fund for the following purposes:

                  (1) to withdraw any amount deposited in the Carryover Reserve Fund and not required to be deposited therein; and

                  (2) to clear and terminate the Carryover Reserve Fund upon termination of the Agreement pursuant to Section 9.01 hereof.

            (d) On the Business Day before the first Distribution Date, the Trustee shall transfer $[100.00] from the Principal Reserve Fund to the Distribution Account, and on the first Distribution Date, the Trustee shall withdraw $[100] and distribute such amount to the Class A-R Certificates in reduction of the Class Certificate Balance thereof.

            On the Business Day before the Class [PF] Principal Distribution Date, the Trustee shall transfer $[100.00] from the Principal Reserve Fund to the Distribution Account and shall distribute such amount to the Class [PF] Certificates on the Class [PF] Principal Distribution Date. On the Business Day before the Class [PV] Principal Distribution Date, the Trustee shall transfer from the Principal Reserve Fund to the Distribution Account $[100.00] and shall distribute such amount to the Class [PV] Certificates on the Class [PV] Principal Distribution Date. Following the distributions to be made in accordance with the two preceding sentences, the Trustee shall then terminate the Principal Reserve Fund.

            SECTION 3.09. Maintenance of Hazard Insurance; Maintenance of Primary Insurance Policies.

            (a) The Master Servicer shall cause to be maintained, for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (y) the outstanding principal balance of the Mortgage Loan and (z) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. Any amounts collected by the Master Servicer under any such policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Certificate Account. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the


                                    III-11

Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of late payments by the related Mortgagor or out of the proceeds of liquidation of the Mortgage Loan or Subsequent Recoveries to the extent permitted by Section 3.08 hereof. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area and such area is participating in the national flood insurance program, the Master Servicer shall cause flood insurance to be maintained with respect to such Mortgage Loan. Such flood insurance shall be in an amount equal to the least of (i) the outstanding principal balance of the related Mortgage Loan, (ii) the replacement value of the improvements which are part of such Mortgaged Property, and (iii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program.

            (b) The Master Servicer shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer, would have been covered thereunder. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with a Qualified Insurer.

            Except with respect to any Lender PMI Mortgage Loans, the Master Servicer shall not be required to maintain any Primary Insurance Policy (i) with respect to any Mortgage Loan with a Loan-to-Value Ratio less than or equal to [80]% as of any date of determination or, based on a new appraisal, the principal balance of such Mortgage Loan represents [80]% or less of the new appraised value or (ii) if maintaining such Primary Insurance Policy is prohibited by applicable law. With respect to the Lender PMI Mortgage Loans, the Master Servicer shall maintain the Primary Insurance Policy for the life of such Mortgage Loans, unless otherwise provided for in the related Mortgage Note or prohibited by law.

            The Master Servicer agrees to effect the timely payment of the premiums on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the Master Servicer from the related proceeds of liquidation and Subsequent Recoveries.

            (c) In connection with its activities as Master Servicer of the Mortgage Loans, the Master Servicer agrees to present on behalf of itself, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Any amounts collected by the Master Servicer under any Primary Insurance Policies shall be deposited in the Certificate Account.

            SECTION 3.10. Enforcement of Due-on-Sale Clauses; Assumption Agreements.

            (a) Except as otherwise provided in this Section, when any property subject to a Mortgage has been conveyed by the Mortgagor, the Master Servicer shall to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Master Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note


                                    III-12
and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that the Master Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, or if nonenforcement is otherwise permitted hereunder, the Master Servicer is authorized, subject to Section 3.10(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters such agreement) by the applicable Required Insurance Policies. The Master Servicer, subject to Section 3.10(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Master Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which the Master Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.10(a) hereof, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Master Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Master Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer as additional servicing compensation.

            SECTION 3.11. Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans.

            (a) The Master Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Master Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Master Servicer shall not be required to expend its own


                                    III-13
funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through the proceeds of liquidation of the Mortgage Loan and Subsequent Recoveries (respecting which it shall have priority for purposes of withdrawals from the Certificate Account). The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the Mortgage Loan and Subsequent Recoveries with respect to the related Mortgaged Property, as provided in the definition of Liquidation Proceeds. If the Master Servicer has knowledge that a Mortgaged Property which the Master Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a 1 mile radius of any site listed in the Expenditure Plan for the Hazardous Substance Clean Up Bond Act of 1984 or other site with environmental or hazardous waste risks known to the Master Servicer, the Master Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Master Servicer shall ensure that the title to such REO Property references the Pooling and Servicing Agreement and the Trustee's capacity thereunder. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Master Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Master Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Trustee for filing.

            In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of such Mortgaged Property as soon as practicable in a manner that maximizes the Liquidation Proceeds thereof, but in no event later than three years after its acquisition by the Trust Fund. In that event, the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to a three-year period, if applicable, will not result in the imposition of taxes on "prohibited transactions" of any REMIC hereunder as defined in section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) after the expiration of such three-year period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income


                                    III-14
by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or
(ii) subject any REMIC hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under
Section 860G(c) of the Code or otherwise, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

            In the event of a default on a Mortgage Loan one or more of whose obligor is not a United States Person, as that term is defined in Section 7701(a)(30) of the Code, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

            The decision of the Master Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Master Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any REO Properties, net of reimbursement to the Master Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Master Servicing Fees, Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Certificate Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer for any related unreimbursed Servicing Advances and Master Servicing Fees; second, to reimburse the Master Servicer or the Trustee for any unreimbursed Advances; third, to reimburse the Certificate Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Master Servicer or the Trustee pursuant to
Section 3.08(a)(iii) that related to such Mortgage Loan; fourth, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Adjusted Net Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fifth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Master Servicer as additional servicing compensation pursuant to Section 3.14.

            The Master Servicer, in its sole discretion, shall have the right to purchase for its own account from the Trust Fund any Mortgage Loan which is [151] days or more delinquent at a price equal to the Purchase Price; provided, however, that the Master Servicer may only exercise this right on or before the next to the last day of the calendar month in which such Mortgage Loan became [151] days delinquent (such month, the "Eligible Repurchase Month"); provided further, that any such Mortgage Loan which becomes current but thereafter becomes delinquent may be purchased by the Master Servicer pursuant to this Section in any ensuing Eligible Repurchase Month. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Certificate Account and the Trustee, upon receipt of a certificate from the Master Servicer in the form of Exhibit N hereto, shall release or cause to be released


                                    III-15
to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

            (b) The Master Servicer may agree to a modification of any Mortgage Loan (the "Modified Mortgage Loan") if (i) the modification is in lieu of a refinancing and (ii) the Mortgage Rate on the Modified Mortgage Loan is approximately a prevailing market rate for newly-originated mortgage loans having similar terms and (iii) the Master Servicer purchases the Modified Mortgage Loan from the Trust Fund as described below. Effective immediately after the modification, and, in any event, on the same Business Day on which the modification occurs, all interest of the Trustee in the Modified Mortgage Loan shall automatically be deemed transferred and assigned to the Master Servicer and all benefits and burdens of ownership thereof, including the right to accrued interest thereon from the date of modification and the risk of default thereon, shall pass to the Master Servicer. The Master Servicer shall promptly deliver to the Trustee a certification of a Servicing Officer to the effect that all requirements of this paragraph have been satisfied with respect to the Modified Mortgage Loan. For federal income tax purposes, the Trustee shall account for such purchase as a prepayment in full of the Modified Mortgage Loan.

            The Master Servicer shall deposit the Purchase Price for any Modified Mortgage Loan in the Certificate Account pursuant to Section 3.05 within [one] Business Day after the purchase of the Modified Mortgage Loan. Upon receipt by the Trustee of written notification of any such deposit signed by a Servicing Officer, the Trustee shall release to the Master Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Master Servicer any Modified Mortgage Loan previously transferred and assigned pursuant hereto. The Master Servicer covenants and agrees to indemnify the Trust Fund against any liability for any "prohibited transaction" taxes and any related interest, additions, and penalties imposed on the Trust Fund established hereunder as a result of any modification of a Mortgage Loan effected pursuant to this subsection (b), any holding of a Modified Mortgage Loan by the Trust Fund or any purchase of a Modified Mortgage Loan by the Master Servicer (but such obligation shall not prevent the Master Servicer or any other appropriate Person from in good faith contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Master Servicer shall have no right of reimbursement for any amount paid pursuant to the foregoing indemnification, except to the extent that the amount of any tax, interest, and penalties, together with interest thereon, is refunded to the Trust Fund or the Master Servicer.

            SECTION 3.12.   Trustee to Cooperate; Release of Mortgage Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee by delivering, or causing to be delivered a "Request for Release" substantially in the form of Exhibit N. Upon receipt of such request, the Trustee shall promptly release the related Mortgage File to the Master Servicer, and the Trustee shall at the Master Servicer's direction execute and deliver to the Master Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the Master Servicer, together with the Mortgage Note with written evidence of cancellation


                                    III-16
thereon. The Master Servicer is authorized to cause the removal from the registration on the MERS System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee shall, upon delivery to the Trustee of a Request for Release in the form of Exhibit M signed by a Servicing Officer, release the Mortgage File to the Master Servicer. Subject to the further limitations set forth below, the Master Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Certificate Account, in which case the Master Servicer shall deliver to the Trustee a Request for Release in the form of Exhibit N, signed by a Servicing Officer.

            If the Master Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Master Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            SECTION 3.13. Documents, Records and Funds in Possession of Master Servicer to be Held for the Trustee.

            Notwithstanding any other provisions of this Agreement, the Master Servicer shall transmit to the Trustee as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Master Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or which otherwise are collected by the Master Servicer as Liquidation Proceeds, Insurance Proceeds or Subsequent Recoveries in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds and any Subsequent Recoveries, including but not limited to, any funds on deposit in the Certificate Account, shall be held by the Master Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Master Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Certificate Account, Distribution Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

            SECTION 3.14.   Servicing Compensation.

            As compensation for its activities hereunder, the Master Servicer shall be entitled to retain or withdraw from the Certificate Account an amount equal to the Master Servicing Fee; provided,


                                    III-17
that the aggregate Master Servicing Fee with respect to any Distribution Date shall be reduced (i) by an amount equal to the aggregate of the Prepayment Interest Shortfalls on all of the Mortgage Loans, if any, with respect to such Distribution Date, but not to exceed the Compensating Interest for such Distribution Date, and (ii) with respect to the first Distribution Date, an amount equal to any amount to be deposited into the Distribution Account by the Depositor pursuant to Section 2.01(a) and not so deposited.

            Additional servicing compensation in the form of Excess Proceeds, Prepayment Interest Excess, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments shall be retained by the Master Servicer to the extent not required to be deposited in the Certificate Account pursuant to Section
3.05 hereof. The Master Servicer shall be required to pay all expenses incurred by it in connection with its master servicing activities hereunder (including payment of any premiums for hazard insurance and any Primary Insurance Policy and maintenance of the other forms of insurance coverage required by this Agreement) and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            SECTION 3.15.   Access to Certain Documentation.

            The Master Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders and/or Certificate Owners and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer. Nothing in this Section shall limit the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

            As part of its servicing activities, the Master Servicer shall furnish in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files related to the Mortgage Loans to the nationally recognized credit bureaus on a monthly basis.

            SECTION 3.16.   Annual Statement as to Compliance.

            (a) The Master Servicer shall deliver to the Depositor and the Trustee on or before March 15 of each year, commencing with its 2005 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year (or applicable portion thereof) and of the performance of the Master Servicer under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement in all material respects throughout such year (or applicable portion thereof), or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the status thereof.

            (b) The Master Servicer shall cause each Subservicer to deliver to the Depositor and the Trustee on or before March 15 of each year, commencing with its 2007 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of such Subservicer during the preceding calendar year (or applicable portion thereof) and of the performance of the Subservicer under the applicable Subservicing Agreement or primary servicing agreement, has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, such Subservicer has fulfilled all its obligations under the applicable Subservicing Agreement or primary


                                    III-18
servicing agreement, in all material respects throughout such year (or applicable portion thereof), or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

            (c) The Trustee shall forward a copy of each such statement to each Rating Agency.

            SECTION 3.17.   Errors and Omissions Insurance; Fidelity Bonds.

            The Master Servicer shall for so long as it acts as master servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by FNMA or FHLMC. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

            SECTION 3.18.   The Corridor Contract

            [Countrywide] shall cause __________________ to enter into the Corridor Contract Administration Agreement and shall assign all of its right, title and interest in and to the interest rate corridor transactions evidenced by the Corridor Contracts to, and shall cause all of its obligations in respect of such transactions to be assumed by, the Corridor Contract Administrator, on the terms and conditions set forth in the Corridor Contract Assignment Agreement. The Trustee's rights to receive certain proceeds of the Corridor Contracts as provided in the Corridor Contract Administration Agreement will be an asset of the Trust Fund but will not be an asset of any REMIC. The Trustee shall deposit any amounts received from time to time with respect to any Corridor Contract into the Carryover Reserve Fund. The Master Servicer shall deposit any amounts received on behalf of the Trustee from time to time with respect to any Corridor Contract into the Carryover Reserve Fund.

            No later than [two] Business Days following each Distribution Date, the Trustee shall provide the Corridor Contract Administrator with information regarding the aggregate Class Certificate Balance of the Class(es) of Certificates related to each Corridor Contract after all distributions on such Distribution Date.

            The Trustee shall direct the Corridor Contract Administrator to terminate a Corridor Contract upon the occurrence of certain events of default or termination events to the extent specified thereunder. Upon any such termination, the Corridor Contract Counterparty will be obligated to pay the Corridor Contract Administrator an amount in respect of such termination, and the portion of such amount that is distributable to the Trust Fund pursuant to the Corridor Contract Administration Agreement and received by the Trustee or the Master Servicer for the benefit of the Trust Fund, as the case may be, in respect of such termination shall be deposited and held in the Carryover Reserve Fund to pay Net Rate Carryover for the applicable Classes of Certificates as provided in Section 4.02(e) on the Distribution Dates following such termination to and including the applicable Corridor Contract Termination Date, but shall not be available for distribution to the applicable Class of Class [C] Certificates pursuant to Section 3.05(c) until such Corridor Contract Termination Date. On each Corridor Contract Termination Date, after all other distributions on such date, if any such amounts in respect of early termination of the related Corridor Contract remain in the Carryover Reserve Fund, such amounts shall be distributed by the Trustee to
(i) in the case of any such amounts relating to the Class [AF-1A] Corridor Contract, the Class [CF] Certificates, and (ii) in the case of any such amounts relating to the


                                    III-19

Class [2-AV] Corridor Contract, Class [3-AV] Corridor Contact and Adjustable Rate Subordinate Corridor Contract, the [CV] Certificates.

            SECTION 3.19. Prepayment Charges.

            (a) Notwithstanding anything in this Agreement to the contrary, in the event of a Principal Prepayment in full or in part of a Mortgage Loan, the Master Servicer may not waive any Prepayment Charge or portion thereof required by the terms of the related Mortgage Note unless (i) such Mortgage Loan is in default or the Master Servicer believes that such a default is imminent, and the Master Servicer determines that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Charge, or (ii) (A) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors' rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law. In the event of a Principal Prepayment in full or in part with respect to any Mortgage Loan, the Master Servicer shall deliver to the Trustee an Officer's Certificate substantially in the form of Exhibit T no later than the [third] Business Day following the immediately succeeding Determination Date with a copy to the Class [P] Certificateholders. If the Master Servicer has waived or does not collect all or a portion of a Prepayment Charge relating to a Principal Prepayment in full or in part due to any action or omission of the Master Servicer, other than as provided above, the Master Servicer shall deliver to the Trustee, together with the Principal Prepayment in full or in part, the amount of such Prepayment Charge (or such portion thereof as had been waived) for deposit into the Certificate Account (not later than ______ [Pacific time] on the immediately succeeding Master Servicer Advance Date, in the case of such Prepayment Charge) for distribution in accordance with the terms of this Agreement.

            (b) Upon discovery by the Master Servicer or a Responsible Officer of the Trustee of a breach of the foregoing subsection (a), the party discovering the breach shall give prompt written notice to the other parties.

            (c) [Countrywide] represents and warrants to the Depositor and the Trustee, as of the Closing Date and each Supplemental Transfer Date, that the information in the Prepayment Charge Schedule (including the attached prepayment charge summary) is complete and accurate in all material respects at the dates as of which the information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms under applicable state law, except as the enforceability thereof is limited due to acceleration in connection with a foreclosure or other involuntary payment.

            (d) Upon discovery by the Master Servicer or a Responsible Officer of the Trustee of a breach of the foregoing clause (c) that materially and adversely affects right of the Holders of the Class [P] Certificates to any Prepayment Charge, the party discovering the breach shall give prompt written notice to the other parties. Within __ days of the earlier of discovery by the Master Servicer or receipt of notice by the Master Servicer of breach, the Master Servicer shall cure the breach in all material respects or shall pay into the Certificate Account the amount of the Prepayment Charge that would otherwise be due from the Mortgagor, less any amount representing such Prepayment Charge previously collected and paid by the Master Servicer into the Certificate Account.




                                    III-20

                                  ARTICLE IV

                               DISTRIBUTIONS AND
                        ADVANCES BY THE MASTER SERVICER

            SECTION 4.01.   Advances.

            (a) The Master Servicer shall determine on or before each Master Servicer Advance Date whether it is required to make an Advance pursuant to the definition thereof. If the Master Servicer determines it is required to make an Advance, it shall, on or before the Master Servicer Advance Date, either (i) deposit into the Certificate Account an amount equal to the Advance or (ii) make an appropriate entry in its records relating to the Certificate Account that any Amount Held for Future Distribution has been used by the Master Servicer in discharge of its obligation to make any such Advance. Any funds so applied shall be replaced by the Master Servicer by deposit in the Certificate Account no later than the close of business on the next Master Servicer Advance Date. The Master Servicer shall be entitled to be reimbursed from the Certificate Account for all Advances of its own funds made pursuant to this Section as provided in Section 3.08. The obligation to make Advances with respect to any Mortgage Loan shall continue if such Mortgage Loan has been foreclosed or otherwise terminated and the related Mortgaged Property has not been liquidated.

            (b) If the Master Servicer determines that it will be unable to comply with its obligation to make the Advances as and when described in the second sentence of Section 4.01(a), it shall use its best efforts to give written notice thereof to the Trustee (each such notice a "Trustee Advance Notice"; and such notice may be given by telecopy), not later than ___________________, on the Business Day immediately preceding the related Master Servicer Advance Date, specifying the amount that it will be unable to deposit (each such amount an "Advance Deficiency") and certifying that such Advance Deficiency constitutes an Advance hereunder and is not a Nonrecoverable Advance. If the Trustee receives a Trustee Advance Notice on or before _________________ on a Master Servicer Advance Date, the Trustee shall, not later than _____________, on the related Distribution Date, deposit in the Distribution Account an amount equal to the Advance Deficiency identified in such Trustee Advance Notice unless it is prohibited from so doing by applicable law. Notwithstanding the foregoing, the Trustee shall not be required to make such deposit if the Trustee shall have received written notification from the Master Servicer that the Master Servicer has deposited or caused to be deposited in the Certificate Account an amount equal to such Advance Deficiency. All Advances made by the Trustee pursuant to this Section 4.01(b) shall accrue interest on behalf of the Trustee at the Trustee Advance Rate from and including the date such Advances are made to but excluding the date of repayment, with such interest being an obligation of the Master Servicer and not the Trust Fund. The Master Servicer shall reimburse the Trustee for the amount of any Advance made by the Trustee pursuant to this
Section 4.01(b) together with accrued interest, not later than the [fifth] day following the related Master Servicer Advance Date. In the event that the Master Servicer does not reimburse the Trustee in accordance with the requirements of the preceding sentence, the Trustee shall have the right but not the obligation, to immediately (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) subject to the limitations set forth in Section 3.04, assume all of the rights and obligations of the Master Servicer hereunder.

            (c) The Master Servicer shall, not later than the close of business on the [second] Business Day immediately preceding each Distribution Date, deliver to the Trustee a report (in form and substance reasonably satisfactory to the Trustee) that indicates (i) the Mortgage Loans with respect to which the Master Servicer has determined that the related Scheduled Payments should be advanced and (ii) the amount of the related Scheduled Payments. The Master Servicer shall deliver to the Trustee on the related Master Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Advance determined by the Master Servicer to be a Nonrecoverable Advance.

            SECTION 4.02.   Priorities of Distribution.

            (a) Distributions of Interest Funds for Loan Group [1]. [On each Distribution Date, the Interest Funds for such Distribution Date for Loan Group [1] shall be allocated from the Distribution Account [in the following order of priority]:

            (i) from the Interest Funds for Loan Group [1], [concurrently] to the Class [AF-5B] Insurer, the Class [AF-5B] Premium for such Distribution Date and to each Class of Class [AF] Certificates, the Current Interest and Interest Carry Forward Amount for each such Class and such Distribution Date, [pro rata], based on their respective entitlements,

            (ii) from the remaining Interest Funds for Loan Group [1], [sequentially]:

                  (a) to the Class [AF-5B] Insurer, any Class [AF-5B]
            Reimbursement Amount,

                  (b) to the Class [MF-1] Certificates, the Current Interest
            for such Class,

                  (c) to the Class [MF-2] Certificates, the Current Interest
            for such Class,

                  (d) to the Class [MF-3] Certificates, the Current Interest
            for such Class,

                  (e) to the Class [MF-__] Certificates, the Current Interest
            for such Class,

                  (f) to the Class [MF-__] Certificates, the Current Interest
            for such Class,

                  (g) to the Class [BF] Certificates, the Current Interest for
            such Class, and

                  (h) [any remainder as part of the Fixed Rate Loan Group
            Excess Cashflow.]

            (b) Distributions of Interest Funds for Loan Group [2] and Loan Group [3]. [On each Distribution Date, the Interest Funds for such Distribution Date with respect to Loan Group [2] and Loan Group [3] shall be allocated by the Trustee from the Distribution Account [in the following order of priority]:

            (i) [concurrently]:

                  (a) from Interest Funds for Loan Group [2], [concurrently]
            to each Class of Class [2-AV] Certificates, the Current Interest and Interest Carry

            Forward Amount for each such Class and such Distribution Date, [pro rata], based on their respective entitlements,

                  (b) from Interest Funds for Loan Group [3], [concurrently]
            to each Class of Class [3-AV] Certificates, the Current Interest and Interest Carry Forward Amount for each such Class and such Distribution Date, [pro rata], based on their respective entitlements,

            (ii) from the remaining Interest Funds for Loan Group [2] and Loan Group [3], to each Class of Class [AV] Certificates, any remaining Current Interest and Interest Carry Forward Amount not paid pursuant to
      Section 4.02(b)(i), [pro rata], based on the Class Certificate Balances thereof, to the extent needed to pay any Current Interest and Interest Carry Forward Amount for each such Class; provided that Interest Funds remaining after such allocation to pay any Current Interest and Interest Carry Forward Amount based on the Class Certificate Balances of the Certificates will be distributed to each Class of Class [AV] Certificates with respect to which there remains any unpaid Current Interest and Interest Carry Forward Amount (after the distribution based on Class Certificate Balances), [pro rata], based on the amount of such remaining unpaid Current Interest and Interest Carry Forward Amount,

            (iii) from the remaining Interest Funds for Loan Group [2] and Loan Group [3], [sequentially]:

                  (a) to the Class [MV-1] Certificates, the Current Interest
            for such Class,

                  (b) to the Class [MV-2] Certificates, the Current Interest
            for such Class,

                  (c) to the Class [MV-3] Certificates, the Current Interest
            for such Class,

                  (d) to the Class [MV-__] Certificates, the Current Interest
            for such Class,

                  (e) to the Class [MV-__] Certificates, the Current Interest
            for such Class,

                  (f) to the Class [BV] Certificates, the Current Interest for
            such Class, and

                  (g) [any remainder as part of the Adjustable Rate Loan Group
            Excess Cashflow.]

            (c) [On each Distribution Date, the Principal Distribution Amount for such Distribution Date with respect to Loan Group [1] shall be allocated by the Trustee from the Distribution Account [in the following order of priority] (with the Principal Distribution Amount exclusive of the portion thereof consisting of the Extra Principal Distribution Amount being applied first and the Extra Principal Distribution Amount being applied thereafter):

            (1) with respect to any Distribution Date prior to the Fixed Rate Stepdown Date or on which a Fixed Rate Trigger Event is in effect, from the Principal Distribution Amount for Loan Group [1], [sequentially]:

                  (A) to the Class [AF] Certificates and to the Class [AF-5B]
            Insurer, in the order and priorities set forth in clause (3)(A) below,

                  (B) to the Class [MF-1] Certificates, until the Class
            Certificate Balance thereof is reduced to zero,

                  (C) to the Class [MF-2] Certificates, until the Class
            Certificate Balance thereof is reduced to zero,

                  (D) to the Class [MF-3] Certificates, until the Class
            Certificate Balance thereof is reduced to zero,

                  (E) to the Class [MF-__] Certificates, until the Class
            Certificate Balance thereof is reduced to zero,

                  (F) to the Class [MF-__] Certificates, until the Class
            Certificate Balance thereof is reduced to zero,

                  (G) to the Class [BF] Certificates, until the Class
            Certificate Balance thereof is reduced to zero, and

                  (H) [any remainder as part of the Fixed Rate Loan Group
            Excess Cashflow].

            (2) with respect to any Distribution Date on or after the Fixed Rate Stepdown Date and so long as a Fixed Rate Trigger Event is not in effect from the Principal Distribution Amount for Loan Group [1], [sequentially]:

                  (A) in an amount up to the Class [AF] Principal Distribution
            Amount, to the Class [AF] Certificates in the order and priorities set forth in clause (3)(B) below, until the Class Certificate Balances thereof are reduced to zero,

                  (B) to the Class [AF-5B] Insurer, any remaining Class
            [AF-5B] Premium and any remaining Class [AF-5B] Reimbursement Amount, in each case that has not been paid from Interest Funds for Loan Group [1] for such Distribution Date,

                  (C) to the Class [MF-1] Certificates, the Fixed Rate
            Subordinate Class Principal Distribution Amount for such Class until the Class Certificate Balance thereof is reduced to zero,

                  (D) to the Class [MF-2] Certificates, the Fixed Rate
            Subordinate Class Principal Distribution Amount for such Class until the Class Certificate Balance thereof is reduced to zero,

                  (E) to the Class [MF-3] Certificates, the Fixed Rate
            Subordinate Class Principal Distribution Amount for such Class until the Class Certificate Balance thereof is reduced to zero,

                  (F) to the Class [MF-__] Certificates, the Fixed Rate
            Subordinate Class Principal Distribution Amount for such Class until the Class Certificate Balance thereof is reduced to zero,

                  (G) to the Class [MF-__] Certificates, the Fixed Rate
            Subordinate Class Principal Distribution Amount for such Class until the Class Certificate Balance thereof is reduced to zero,

                  (H) to the Class [BF] Certificates, the Fixed Rate
            Subordinate Class Principal Distribution Amount for such Class until the Class Certificate Balance thereof is reduced to zero, and

                  (I) [any remainder as part of the Fixed Rate Loan Group
            Excess Cashflow].

            (3) On each Distribution Date on which any principal amounts are to be distributed to the Class [AF] Certificates and the Class [AF-5B] Insurer pursuant to clause (1)(A) or to the Class [AF] Certificates pursuant to clause (2)(A) above, such amounts shall be distributed to the Class [AF] Certificates and, if applicable, the Class [AF-5B] Insurer, [in the following order of priority]:

                  (A) For each Distribution Date prior to the Fixed Rate
            Stepdown Date or on which a Fixed Rate Trigger Event is in effect,

                  (i) the NAS Principal Distribution Amount to the Class
            [AF-__] Certificates, until the Class Certificate Balance thereof is reduced to zero,

                  (ii) [concurrently], to the Class [AF-1A] and Class [AF-1B]
            Certificates, [pro rata] based on their respective Class Certificate Balances, until their respective Class Certificate Balances are reduced to zero,

                  (iii) [sequentially], to the Class [AF-2], Class [AF-3] and
            Class [AF-4] Certificates, in that order, in each case until the Class Certificate Balance thereof is reduced to zero,

                  (iv) [concurrently], to the Class [AF-5A] Certificates and the Class [AF-5B] Insurer, [pro rata] (based on, with respect to clause (x), the Class Certificate Balance of the Class AF-5A Certificates, and with respect to clause (y), the Class Certificate Balance of the Class [AF-5B] Certificates):

                        (a) to the Class AF-5A Certificates, until the Class
                  Certificate Balance thereof is reduced to zero, and

                        (b) [sequentially]:

                              (1) to the Class [AF-5B] Insurer, any remaining Class [AF-5B] Premium that has not been paid from Interest Funds for Loan Group [1] for such Distribution Date, and

                              (2) to the Class [AF-5B] Certificates, until the Class Certificate Balance thereof is reduced to zero,

                  (v) to the Class [AF-__] Certificates without regard to the
            NAS Principal Distribution Amount, until the Class Certificate Balance thereof is reduced to zero, and

                  (vi) to the Class [AF-5B] Insurer, any remaining Class
            [AF-5B] Reimbursement Amount that has not been paid from Interest Funds for Loan Group [1] for such Distribution Date.

                  (B) For each Distribution Date on or after the Fixed Rate
            Stepdown Date and so long as a Fixed Rate Trigger Event is not in effect,

                  (i) the NAS Principal Distribution Amount to the Class
            [AF-__] Certificates, until the Class Certificate Balance thereof is reduced to zero,

                  (ii) [concurrently], to the Class [AF-1A] and Class [AF-1B]
            Certificates, [pro rata] based on their respective Class Certificate Balances, until their respective Class Certificate Balances are reduced to zero,

                  (iii) [sequentially], to the Class [AF-2], Class [AF-3] and
            Class [AF-4] Certificates, in that order, in each case until the Class Certificate Balance thereof is reduced to zero,

                  (iv) [concurrently], to the Class [AF-5A] Certificates and the Class [AF-5B] Certificates, [pro rata], based on the Class Certificate Balances thereof, until the Class Certificate Balances thereof are reduced to zero, and

                  (v) to the Class [AF-__] Certificates without regard to the
            NAS Principal Distribution Amount, until the Class Certificate Balance thereof is reduced to zero.

[Notwithstanding the foregoing order of priority, on any Distribution Date on which the aggregate Class Certificate Balance of the Class [AF] Certificates is greater than the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group [1] and any amount on deposit in the Supplemental Loan Account in respect of Loan Group [1], any principal amounts to be distributed to the Class [AF] Certificates and the Class [AF-5B] Insurer shall be distributed first, [concurrently] to each Class of Class [AF] Certificates, [pro rata], based on the Class Certificate Balances thereof, in each case until the Class Certificate Balance thereof is reduced to zero, and second, to the Class [AF-5B] Insurer, any remaining Class [AF-5B] Premium and any remaining Class [AF-5B] Reimbursement Amount].]

            (d) [On each Distribution Date, the Principal Distribution Amount for such Distribution Date with respect to Loan Group [2] and Loan Group [3] shall be allocated by the Trustee from the Distribution Account [in the following order of priority] (with the Principal Distribution Amount exclusive of the portion thereof consisting of the Extra Principal Distribution Amount being applied first and the Extra Principal Distribution Amount being applied thereafter):

                  (1) with respect to any Distribution Date prior to the Adjustable Rate Stepdown Date or on which an Adjustable Rate Trigger Event is in effect, [sequentially]:

                  (A) [concurrently]:

                  (i) from the Principal Distribution Amount for Loan Group
            [2], [sequentially]:

                        (a) to each Class of Class [2-AV] Certificates, in the
                  order and priorities set forth in Section 4.02(d)(3) below, until the Class Certificate Balances thereof are reduced to zero; and

                        (b) to each Class of Class [3-AV] Certificates (after
                  the distribution of the Principal Distribution Amount from Loan Group [3] as provided in Section 4.02(d)(1)(A)(ii)(a) below), in the order and priorities set forth in Section 4.02(d)(4) below, until the Class Certificate Balances thereof are reduced to zero;

                  (ii) from the Principal Distribution Amount for Loan Group
            [3], [sequentially]:

                        (a) to each Class of Class [3-AV] Certificates, in the
                  order and priorities set forth in Section 4.02(d)(4) below, until the Class Certificate Balances thereof are reduced to zero; and

                        (b) to each Class of Class [2-AV] Certificates (after
                  the distribution of the Principal Distribution Amount from Loan Group [2] as provided in Section 4.02(d)(1)(A)(i)(a) above), in the order and priorities set forth in Section 4.02(d)(3) below, until the Class Certificate Balances thereof are reduced to zero;

                  (B) from the remaining Principal Distribution Amounts for
            Loan Group [2] and Loan Group [3], [sequentially]:

                  (i) to the Class [MV-1] Certificates, until the Class
            Certificate Balance thereof is reduced to zero,

                  (ii) to the Class [MV-2] Certificates, until the Class
            Certificate Balance thereof is reduced to zero,

                  (iii) to the Class [MV-3] Certificates, until the Class
            Certificate Balance thereof is reduced to zero,

                  (iv) to the Class [MV-__] Certificates, until the Class
            Certificate Balance thereof is reduced to zero,

                  (v) to the Class [MV-__] Certificates, until the Class
            Certificate Balance thereof is reduced to zero,

                  (vi) to the Class [BV] Certificates, until the Class
            Certificate Balance thereof is reduced to zero, and

                  (vii) [any remainder as part of the Adjustable Rate Loan
            Group Excess Cashflow].

                  (2) with respect to any Distribution Date on or after the Adjustable Rate Stepdown Date and so long as an Adjustable Rate Trigger Event is not in effect, from the Principal Distribution Amounts for Loan Group [2] and Loan Group [3], [sequentially]:

                  (A) in an amount up to the Class [AV] Principal Distribution
            Target Amount, [pro rata] based on the related Class [AV] Principal Distribution Allocation Amount for the Class [2-AV] Certificates and the Class [3-AV] Certificates, respectively, [concurrently], to (I) each Class of Class [2-AV] Certificates, in an amount up to the Class [2-AV] Principal Distribution Amount in the order and priorities set forth in clause (3) below, until the Class Certificate Balances thereof are reduced to zero and (II) each Class of Class [3-AV] Certificates, in an amount up to the Class [3-AV] Principal Distribution Amount in the order and priorities set forth in clause (4) below, until the Class Certificate Balances thereof are reduced to zero; provided, however, that if the aggregate Class Certificate Balance of the Class [2-AV] Certificates or Class [3-AV] Certificates is reduced to zero then any remaining unpaid Class [AV] Principal Distribution Target Amount will be distributed to the remaining Class [AV] Certificates in the order and priorities set forth in clause (3) or clause (4) below, as the case may be,

                  (B) to the Class [MV-1] Certificates, the Adjustable Rate
            Subordinate Class Principal Distribution Amount for such Class until the Class Certificate Balance thereof is reduced to zero,

                  (C) to the Class [MV-2] Certificates, the Adjustable Rate
            Subordinate Class Principal Distribution Amount for such Class until the Class Certificate Balance thereof is reduced to zero,

                  (D) to the Class [MV-3] Certificates, the Adjustable Rate
            Subordinate Class Principal Distribution Amount for such Class until the Class Certificate Balance thereof is reduced to zero,

                  (E) to the Class [MV-__] Certificates, the Adjustable Rate
            Subordinate Class Principal Distribution Amount for such Class until the Class Certificate Balance thereof is reduced to zero,

                  (F) to the Class [MV-__] Certificates, the Adjustable Rate
            Subordinate Class Principal Distribution Amount for such Class until the Class Certificate Balance thereof is reduced to zero,

                  (G) to the Class [BV] Certificates, the Adjustable Rate
            Subordinate Class Principal Distribution Amount for such Class until the Class Certificate Balance thereof is reduced to zero, and

                  (H) [any remainder as part of the Adjustable Rate Loan Group
            Excess Cashflow].

                  (3) On each Distribution Date on which any principal amounts are to be distributed to the Class [2-AV] Certificates, such amounts shall be distributed [concurrently], to the Class [2-AV-1], Class [2-AV-2] and Class [2-AV-__] Certificates [pro rata], based on the

      Class Certificate Balances thereof, in each case until the Class Certificate Balance thereof is reduced to zero; provided, however, that if a Group [2] Sequential Trigger Event is in effect, then any principal amounts to be distributed to the Class [2-AV] Certificates will be distributed [sequentially], to the Class [2-AV-1] and Class [2-AV-2] Certificates, in that order, in each case until the Class Certificate Balance thereof is reduced to zero.

                  (4) On each Distribution Date on which any principal amounts are to be distributed to the Class [3-AV] Certificates, such amounts shall be distributed [sequentially], to the Class [3-AV-1], Class [3-AV-2] and Class [3-AV-__] Certificates, in that order, in each case until the Class Certificate Balance thereof is reduced to zero; provided, however, that on any Distribution Date on which (x) the aggregate Class Certificate Balance of the Class [AV] Certificates is greater than the sum of the aggregate Stated Principal Balance of the Adjustable Rate Mortgage Loans and any remaining portion of the Group [2] Supplemental Amount and the Group [3] Supplemental Amount and (y) the aggregate Class Certificate Balance of the Class [3-AV] Certificates is greater than the sum of the aggregate Stated Principal Balance of the Group [3] Mortgage Loans and any remaining portion of the Group [3] Supplemental Amount, any principal amounts to be distributed to the Class [3-AV] Certificates will be distributed [pro rata], based on the Class Certificate Balances thereof, in each case until the Class Certificate Balance thereof is reduced to zero.]

            (e) [With respect to any Distribution Date, any Fixed Rate Loan Group Excess Cashflow and, in the case of clauses (1), (3), (5), (7), (9),
(11), (13), (15), (17) and (19) below, any amounts in the Credit Comeback Excess Account available for such Distribution Date, shall be paid to the Classes of Certificates [in the following order of priority], in each case first to the extent of the remaining Credit Comeback Excess Cashflow, if applicable, and second to the extent of the remaining Fixed Rate Loan Group Excess Cashflow:

                  (1) to the Holders of the Class or Classes of Class [AF] Certificates and Fixed Rate Subordinate Certificates then entitled to receive distributions in respect of principal, in an amount equal to the Extra Principal Distribution Amount for Loan Group [1], payable to such Holders as part of the Principal Distribution Amount for Loan Group [1] pursuant to Section 4.02(c) above; provided, however, that Credit Comeback Excess Cashflow (if any) shall only be distributed pursuant to this clause, if the Fixed Rate Overcollateralization Target Amount has at any previous time been met;

                  (2) to the Holders of the Class [MF-1] Certificates, in an amount equal to any Interest Carry Forward Amount for such Class;

                  (3) to the Holders of the Class [MF-1] Certificates, in an amount equal to the Unpaid Realized Loss Amount for such Class;

                  (4) to the Holders of the Class [MF-2] Certificates, in an amount equal to any Interest Carry Forward Amount for such Class;

                  (5) to the Holders of the Class [MF-2] Certificates, in an amount equal to the Unpaid Realized Loss Amount for such Class;

                  (6) to the Holders of the Class [MF-3] Certificates, in an amount equal to any Interest Carry Forward Amount for such Class;

                  (7) to the Holders of the Class [MF-3] Certificates, in an amount equal to the Unpaid Realized Loss Amount for such Class;

                  (8) to the Holders of the Class [MF-__] Certificates, in an amount equal to any Interest Carry Forward Amount for such Class;

                  (9) to the Holders of the Class [MF-__] Certificates, in an amount equal to the Unpaid Realized Loss Amount for such Class;

                  (10) to the Holders of the Class [MF-__] Certificates, in an amount equal to any Interest Carry Forward Amount for such Class;

                  (11) to the Holders of the Class [MF-__] Certificates, in an amount equal to the Unpaid Realized Loss Amount for such Class;

                  (12) to the Holders of the Class [BF] Certificates, in an amount equal to any Interest Carry Forward Amount for such Class;

                  (13) to the Holders of the Class [BF] Certificates, in an amount equal to the Unpaid Realized Loss Amount for such Class;

                  (14) to the Carryover Reserve Fund and from the Carryover Reserve Fund to each Class of Class [AF] Certificates and Fixed Rate Subordinate Certificates (in the case of the Class [AF-1A] Certificates after application of [AF-1A] Corridor Contract to cover Net Rate Carryover), [pro rata] based on the Class Certificate Balances thereof, to the extent needed to pay any unpaid Net Rate Carryover for each such Class; and then any Fixed Rate Loan Group Excess Cashflow remaining after such allocation to pay Net Rate Carryover based on the Class Certificate Balances of the Certificates shall be distributed to each Class of Class [AF] Certificates and Fixed Rate Subordinate Certificates with respect to which there remains any unpaid Net Rate Carryover, [pro rata], based on the amount of such unpaid Net Rate Carryover;

                  (15) if the Adjustable Rate Overcollateralization Target Amount has at any previous time been met, to the Holders of the Class or Classes of Class [AV] Certificates and Adjustable Rate Subordinate Certificates then entitled to receive distributions in respect of principal, payable to such Holders as part of the Principal Distribution Amount as described under Section 4.02(d) above, in an amount equal to the Extra Principal Distribution Amount for Loan Group [2] and Loan Group [3] not covered by the Adjustable Rate Loan Group Excess Cashflow allocated [pro rata] based on the Extra Principal Distribution Amount for Loan Group [2] and Loan Group [3] not covered by the Adjustable Rate Loan Group Excess Cashflow;

                  (16) to the holders of the Class [2-AV-2] Certificates, in an amount equal to the Unpaid Realized Loss Amount for the Class [2-AV-2] Certificates remaining undistributed after application of the Adjustable Rate Loan Group Excess Cashflow;

                  (17) to the Holders of the Class [MV-1] Certificates, in an amount equal to the Unpaid Realized Loss Amount for the Class [MV-1] Certificates remaining undistributed after application of the Adjustable Rate Loan Group Excess Cashflow;

                  (18) to the Holders of the Class [MV-2] Certificates, in an amount equal to the Unpaid Realized Loss Amount for the Class [MV-2] Certificates remaining undistributed after application of the Adjustable Rate Loan Group Excess Cashflow;

                  (19) to the Holders of the Class [MV-3] Certificates, in an amount equal to the Unpaid Realized Loss Amount for the Class [MV-3] Certificates remaining undistributed after application of the Adjustable Rate Loan Group Excess Cashflow;

                  (20) to the Holders of the Class [MV-__] Certificates, in an amount equal to the Unpaid Realized Loss Amount for the Class [MV-__] Certificates remaining undistributed after application of the Adjustable Rate Loan Group Excess Cashflow;

                  (21) to the Holders of the Class [MV-__] Certificates, in an amount equal to the Unpaid Realized Loss Amount for the Class [MV-__] Certificates remaining undistributed after application of the Adjustable Rate Loan Group Excess Cashflow;

                  (22) to the Holders of the Class [BV] Certificates, in an amount equal to the Unpaid Realized Loss Amount for the Class [BV] Certificates remaining undistributed after application of the Adjustable Rate Loan Group Excess Cashflow;

                  (23) to the Carryover Reserve Fund, in an amount equal to the Required Carryover Reserve Fund Deposit (after giving effect to other deposits and withdrawals therefrom on such Distribution Date without regard to any amounts allocated to the Trust Fund in respect of any Corridor Contract not required to cover Net Rate Carryover on the related Class(es) of Certificates on such Distribution Date);

                  (24) in the event that a Class [3-AV-1] Acceleration Event is in effect, to the Holders of the Class [3-AV-1] Certificates, in an amount equal to the Class [3-AV-1] Acceleration Amount;

                  (25) to the Class [CF] Certificateholders, the Class [CF] Distributable Amount for such Distribution Date; and

                  (26) to the Class A-R Certificates, any remaining amount.]

            (f) [With respect to any Distribution Date, any Adjustable Rate Loan Group Excess Cashflow shall be paid to the Classes of Certificates [in the following order of priority], in each case to the extent of remaining
Adjustable Rate Loan Group Excess Cashflow:

                  (1) to the Holders of the Class or Classes of Class [AV] Certificates and Adjustable Rate Subordinate Certificates then entitled to receive distributions in respect of principal, in an aggregate amount equal to the Extra Principal Distribution Amount for the Adjustable Rate Loan Group, payable to such Holders of each such Class as part of the Principal Distribution Amount for Loan Group [2] and Loan Group [3] pursuant to Section 4.02(d) above;

                  (2) [pro rata], to the Holders of the Class [2-AV-2] Certificates, in an amount equal to the Unpaid Realized Loss Amount for such Class;

                  (3) to the Holders of the Class [MV-1] Certificates, in an amount equal to any Interest Carry Forward Amount for such Class;

                  (4) to the Holders of the Class [MV-1] Certificates, in an amount equal to the Unpaid Realized Loss Amount for such Class;

                  (5) to the Holders of the Class [MV-2] Certificates, in an amount equal to any Interest Carry Forward Amount for such Class;

                  (6) to the Holders of the Class [MV-2] Certificates, in an amount equal to the Unpaid Realized Loss Amount for such Class;

                  (7) to the Holders of the Class [MV-3] Certificates, in an amount equal to any Interest Carry Forward Amount for such Class;

                  (8) to the Holders of the Class [MV-3] Certificates, in an amount equal to the Unpaid Realized Loss Amount for such Class;

                  (9) to the Holders of the Class [MV-__] Certificates, in an amount equal to any Interest Carry Forward Amount for such Class;

                  (10) to the Holders of the Class [MV-__] Certificates, in an amount equal to the Unpaid Realized Loss Amount for such Class;

                  (11) to the Holders of the Class [MV-__] Certificates, in an amount equal to any Interest Carry Forward Amount for such Class;

                  (12) to the Holders of the Class [MV-__] Certificates, in an amount equal to the Unpaid Realized Loss Amount for such Class;

                  (13) to the Holders of the Class [BV] Certificates, in an amount equal to any Interest Carry Forward Amount for such Class;

                  (14) to the Holders of the Class [BV] Certificates, in an amount equal to the Unpaid Realized Loss Amount for such Class;

                  (15) to the Carryover Reserve Fund and from the Carryover Reserve Fund to each Class of Class [AV] Certificates and Adjustable Rate Subordinate Certificates (in each case after application of amounts received under the applicable Corridor Contract to cover Net Rate Carryover), [pro rata] based on the Class Certificate Balances thereof, to the extent needed to pay any Net Rate Carryover for each such Class remaining after application of amounts under the applicable Corridor Contract; provided that any Adjustable Rate Loan Group Excess Cashflow remaining after such allocation to pay Net Rate Carryover based on the Class Certificate Balances of the Certificates shall be distributed to each Class of Class [AV] Certificates and Adjustable Rate Subordinate Certificates with respect to which there remains any unpaid Net Rate Carryover (after the distribution based on Class Certificate Balances), [pro rata], based on the amount of such unpaid Net Rate Carryover;

                  (16) if the Fixed Rate Overcollateralization Target Amount has at any previous time been met, to the Holders of the Class or Classes of Class [AF] Certificates and Fixed Rate Subordinate Certificates then entitled to receive distributions in respect of principal, payable to such Holders as part of the Principal Distribution Amount pursuant to Section 4.02(c) above, in an amount equal to the Extra Principal Distribution Amount for Loan Group [1] not covered by the Fixed Rate Loan Group Excess Cashflow or Credit Comeback Excess Cashflow;

                  (17) to the Holders of the Class [MF-1] Certificates, in an amount equal to the Unpaid Realized Loss Amount for the Class [MF-1] Certificates remaining undistributed after application of the Fixed Rate Loan Group Excess Cashflow and Credit Comeback Excess Cashflow;

                  (18) to the Holders of the Class [MF-2] Certificates, in an amount equal to the Unpaid Realized Loss Amount for the Class [MF-2] Certificates remaining undistributed after application of the Fixed Rate Loan Group Excess Cashflow and Credit Comeback Excess Cashflow;

                  (19) to the Holders of the Class [MF-3] Certificates, in an amount equal to the Unpaid Realized Loss Amount for the Class [MF-3] Certificates remaining undistributed after application of the Fixed Rate Loan Group Excess Cashflow and Credit Comeback Excess Cashflow;

                  (20) to the Holders of the Class [MF-__] Certificates, in an amount equal to the Unpaid Realized Loss Amount for the Class [MF-__] Certificates remaining undistributed after application of the Fixed Rate Loan Group Excess Cashflow and Credit Comeback Excess Cashflow;

                  (21) to the Holders of the Class [MF-__] Certificates, in an amount equal to the Unpaid Realized Loss Amount for the Class [MF-__] Certificates remaining undistributed after application of the Fixed Rate Loan Group Excess Cashflow and Credit Comeback Excess Cashflow;

                  (22) to the Holders of the Class [BF] Certificates, in an amount equal to the Unpaid Realized Loss Amount for the Class [BF] Certificates remaining undistributed after application of the Fixed Rate Loan Group Excess Cashflow and Credit Comeback Excess Cashflow;

                  (23) to the Carryover Reserve Fund, in an amount equal to the Required Carryover Reserve Fund Deposit (after giving effect to other deposits and withdrawals therefrom on such Distribution Date without regard to any amounts allocated to the Trust Fund in respect of any Corridor Contract not required to cover Net Rate Carryover on the related Class(es) of Certificates on such Distribution Date));

                  (24) to the Class [CV] Certificateholders, the Class [CV] Distributable Amount for such Distribution Date; and

                  (25) to the Class A-R Certificates, any remaining amount.

            (g) [On each Distribution Date on or prior to each Corridor Contract Termination Date, amounts received by the Trustee in respect of each Corridor Contract for such Distribution Date shall be withdrawn from the Carryover Reserve Fund and distributed:

                  (1) in the case of any such amounts received on the Class [AF-1A] Corridor Contract, to the Class [AF-1A] Certificates to the extent needed to pay any Net Rate Carryover with respect to such Class;

                  (2) in the case of any such amounts received on the Class [2-AV] Corridor Contract, [concurrently] to each Class of Class [2-AV] Certificates, [pro rata], based on the Class Certificate Balances thereof, to the extent needed to pay any Net Rate Carryover for each such Class; and then, any amounts remaining after such allocation to pay Net Rate Carryover based on the Class Certificate Balances of the Class [2-AV] Certificates shall be distributed to each Class of Class [2-AV] Certificates to the extent needed to pay any remaining unpaid Net Rate Carryover, [pro rata], based on the amount of such remaining unpaid Net Rate Carryover;

                  (3) in the case of any such amounts received on the Class [3-AV] Corridor Contract, [concurrently] to each Class of Class [3-AV] Certificates, [pro rata], based on the Class Certificate Balances thereof, to the extent needed to pay any Net Rate Carryover for each such Class; and then, any amounts remaining after such allocation to pay Net Rate Carryover based on the Class Certificate Balances of the Class [3-AV] Certificates shall be distributed to each Class of Class [3-AV] Certificates to the extent needed to pay any remaining unpaid Net Rate Carryover, [pro rata], based on the amount of such remaining unpaid Net Rate Carryover

                  (4) in the case of any such amounts received on the Adjustable Rate Subordinate Corridor Contract, [concurrently] to each Class of Adjustable Rate Subordinate Certificates, [pro rata], based on the Class Certificate Balances thereof, to the extent needed to pay any Net Rate Carryover for each such Class; and then, any amounts remaining after such allocation to pay Net Rate Carryover based on the Class Certificate Balances of the Adjustable Rate Subordinate Certificates shall be distributed to each Class of Adjustable Rate Subordinate Certificates to the extent needed to pay any remaining unpaid Net Rate Carryover, [pro rata], based on the amount of such remaining unpaid Net Rate Carryover; and

                  (5) any remaining amounts to the Holders of the Class [CF] and Class [CV] Certificates as provided in Section 3.08.]

            (h) [To the extent that a Class of Interest Bearing Certificates receives interest in excess of the applicable Net Rate Cap, such interest shall be deemed to have been paid to the Carryover Reserve Fund and then paid by the Carryover Reserve Fund to those Certificateholders. For purposes of the Code, amounts deemed deposited in the Carryover Reserve Fund shall be deemed to have first been distributed (i) in the case of any such amounts relating to the Class [AF-1A] Corridor Contract, the Class [CF] Certificates, and (ii) in the case of any such amounts relating to the Class [2-AV] Corridor Contract, Class [3-AV] Corridor Contract and Adjustable Rate Subordinate Corridor Contract, the Class [CV] Certificates.]

            (i) On each Distribution Date, all Prepayment Charges (including amounts deposited in connection with the full or partial waiver of such Prepayment Charges pursuant to Section 3.19) with respect to Loan Group [1] shall be allocated to the Class [PF] Certificates. On each Distribution Date, all Prepayment Charges (including amounts deposited in connection with the full or partial waiver of such Prepayment Charges pursuant to Section 3.19) with respect to Loan Group [2] and Loan Group [3] shall be allocated to the Class [PV] Certificates. On the Class [PF] Principal Distribution Date, the Trustee shall make the $[100.00] distribution to the Class [PF] Certificates as specified in Section 3.08. On the Class [PV] Principal Distribution Date, the Trustee shall make the $[100.00] distribution to the Class [PV] Certificates as specified in Section 3.08.

            (j) [On each Distribution Date, the Trustee shall allocate any Applied Realized Loss Amount for Loan Group [1] to reduce the Class Certificate Balances of the Fixed Rate Subordinate Certificates [in the following order of priority]:

                  (1) to the Class [BF] Certificates until the Class Certificate Balance thereof is reduced to zero;

                  (2) to the Class [MF-__] Certificates until the Class Certificate Balance thereof is reduced to zero;

                  (3) to the Class [MF-__] Certificates until the Class Certificate Balance thereof is reduced to zero;

                  (4) to the Class [MF-3] Certificates until the Class Certificate Balance thereof is reduced to zero;

                  (5) to the Class [MF-2] Certificates until the Class Certificate Balance thereof is reduced to zero; and

                  (6) to the Class [MF-1] Certificates until the Class Certificate Balance thereof is reduced to zero.]

            (k) [On each Distribution Date, the Trustee shall allocate any Applied Realized Loss Amount for Loan Group [2] and Loan Group [3] to reduce the Class Certificate Balances of the Adjustable Rate Subordinate Certificates [in the following order of priority]:

                  (1) to the Class [BV] Certificates until the Class Certificate Balance thereof is reduced to zero;

                  (2) to the Class [MV-__] Certificates until the Class Certificate Balance thereof is reduced to zero;

                  (3) to the Class [MV-__] Certificates until the Class Certificate Balance thereof is reduced to zero;

                  (4) to the Class [MV-3] Certificates until the Class Certificate Balance thereof is reduced to zero;

                  (5) to the Class [MV-2] Certificates until the Class Certificate Balance thereof is reduced to zero; and

                  (6) to the Class [MV-1] Certificates until the Class Certificate Balance thereof is reduced to zero.

            On each Distribution Date after the Class Certificate Balances of the Adjustable Rate Subordinate Certificates have been reduced to zero, the Trustee shall allocate the Applied Realized Loss Amount with respect to the Class [2-AV-2] Certificates to reduce the Class Certificate Balance of the Class [2-AV-2] Certificates until the Class Certificate Balance thereof is reduced to zero.]

            (l) [On each Distribution Date, the Trustee shall allocate the amount of the Subsequent Recoveries for Loan Group [1], if any, to increase the Class Certificate Balances of the Fixed

Rate Subordinate Certificates to which Applied Realized Loss Amounts have been previously allocated [in the following order of priority]:

                  (1) to the Class [MF-1] Certificates, but not by more than the amount of the Unpaid Realized Loss Amount of the Class [MF-1] Certificates;

                  (2) to the Class [MF-2] Certificates, but not by more than the amount of the Unpaid Realized Loss Amount of the Class [MF-2] Certificates;

                  (3) to the Class [MF-3] Certificates, but not by more than the amount of the Unpaid Realized Loss Amount of the Class [MF-3] Certificates;

                  (4) to the Class [MF-__] Certificates, but not by more than the amount of the Unpaid Realized Loss Amount of the Class [MF-__] Certificates;

                  (5) to the Class [MF-__] Certificates, but not by more than the amount of the Unpaid Realized Loss Amount of the Class [MF-__] Certificates; and

                  (6) to the Class [BF] Certificates, but not by more than the amount of the Unpaid Realized Loss Amount of the Class [BF]
      Certificates.]

            (m) [On each Distribution Date, the Trustee shall allocate the amount of the Subsequent Recoveries for Loan Group [2] and Loan Group [3], if any, to increase the Class Certificate Balance of the Class [2-AV-2] Certificates and the Adjustable Rate Subordinate Certificates to which Applied Realized Loss Amounts have been previously allocated [in the following order of priority]:

                  (1) to the Class [2-AV-2] Certificates, but not by more than the amount of the Unpaid Realized Loss Amount of the Class [2-AV-2] Certificates;

                  (2) to the Class [MV-1] Certificates, but not by more than the amount of the Unpaid Realized Loss Amount of the Class [MV-1] Certificates;

                  (3) to the Class [MV-2] Certificates, but not by more than the amount of the Unpaid Realized Loss Amount of the Class [MV-2] Certificates;

                  (4) to the Class [MV-3] Certificates, but not by more than the amount of the Unpaid Realized Loss Amount of the Class [MV-3] Certificates;

                  (5) to the Class [MV-__] Certificates, but not by more than the amount of the Unpaid Realized Loss Amount of the Class [MV-__] Certificates;

                  (6) to the Class [MV-__] Certificates, but not by more than the amount of the Unpaid Realized Loss Amount of the Class [MV-__] Certificates; and

                  (7) to the Class [BV] Certificates, but not by more than the amount of the Unpaid Realized Loss Amount of the Class [BV]
      Certificates;

            Holders of Certificates to which any Subsequent Recoveries have been allocated shall not be entitled to any payment in respect of Current Interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs.]

            Subject to Section 9.02 hereof respecting the final distribution, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either by wire transfer in immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee at least [five] Business Days prior to the related Record Date and (ii) such Holder shall hold Regular Certificates with an aggregate initial Class Certificate Balance of not less than $[1,000,000] or evidencing a Percentage Interest aggregating [10]% or more with respect to such Class or, if not, by check mailed by first class mail to such Certificateholder at the address of such Holder appearing in the Certificate Register. Notwithstanding the foregoing, but subject to Section 9.02 hereof respecting the final distribution, distributions with respect to Certificates registered in the name of a Depository shall be made to such Depository in immediately available funds. Payments to the Class [AF-5B] Insurer shall be made by wire transfer of immediately available funds to the following account, unless the Class [AF-5B] Insurer notifies the Trustee in writing: Account
Name: ___________________, _______, ABA # ________________, DDA#
_______________, RE: _______________ CWALT 200_-__.

            On or before ______ [Pacific time] on the [fifth] Business Day following each Determination Date (but in no event later than _____ [Pacific time] on the [third] Business Day before the related Distribution Date), the Master Servicer shall deliver a report to the Trustee (in the form of a computer readable magnetic tape or by such other means as the Master Servicer and the Trustee may agree from time to time) containing such data and information as agreed to by the Master Servicer and the Trustee (including, without limitation, the actual mortgage rate for each Credit Comeback Loan) such as to permit the Trustee to prepare the Monthly Statement to Certificateholders and make the required distributions for the related Distribution Date (the "Remittance Report"). The Trustee shall not be responsible to recompute, recalculate or verify information provided to it by the Master Servicer and shall be permitted to conclusively rely on any information provided to it by the Master Servicer.

                  SECTION   4.03. [Reserved].

                  SECTION   4.04. [Reserved].

                  SECTION 4.05. [Class [AF-5B] Policy; Rights of the Class [AF-5B] Insurer.

            (a) If, on the [third] Business Day before any Distribution Date, the Trustee determines that a there will be a Deficiency Amount for such Distribution Date, the Trustee shall determine the amount of any such deficiency and shall give notice to the Class [AF-5B] Insurer by telephone or telecopy of the amount of such deficiency, confirmed in writing by notice substantially in the form of Exhibit A to the Class [AF-5B] Policy, by ________, [New York time] on such [third] Business Day. The Trustee's responsibility for delivering the notice to the Class [AF-5B] Insurer as provided in the preceding sentence is limited to the availability, timeliness and accuracy of the information provided by the Master Servicer.

            (b) In the event the Trustee receives a certified copy of an order of the appropriate court that any scheduled payment of principal or interest on a Class [AF-5B] Certificate has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall (i) promptly notify the Class [AF-5B] Insurer and (ii) comply with the provisions of the Class [AF-5B] Policy, to obtain payment by the Class [AF-5B] Insurer of such voided scheduled payment. In addition, the Trustee shall mail notice to all Holders of the Class [AF-5B] Certificates so affected that, in the event that any such Holder's scheduled payment is so recovered, such Holder will be entitled to payment pursuant to the terms of the Class [AF-5B] Policy, a copy of which shall be made available to such Holders by the Trustee. The Trustee shall furnish to the Class [AF-5B] Insurer its records listing the payments on the affected Class [AF-5B] Certificates, if any, that have been made by the Trustee and subsequently recovered from the affected Holders, and the dates on which such payments were made by the Trustee.

            (c) At the time of the execution hereof, and for the purposes hereof, the Trustee shall establish a special purpose trust account in the name of the Trustee for the benefit of Holders of the Class [AF-5B] Certificates (the "Class [AF-5B] Policy Payments Account") over which the Trustee shall have exclusive control and sole right of withdrawal. The Class [AF-5B] Policy Payments Account shall be an Eligible Account. The Trustee shall deposit any amount paid under the Class [AF-5B] Policy into the Class [AF-5B] Policy Payments Account and distribute such amount only for the purposes of making the payments to Holders of the Class [AF-5B] Certificates, in respect of the related Deficiency Amount for which the related claim was made under the Class [AF-5B] Policy. Such amounts shall be allocated by the Trustee to Holders of Class [AF-5B] Certificates affected by such shortfalls in the same manner as principal and interest payments are to be allocated with respect to such Certificates pursuant to Section 4.02. It shall not be necessary for such payments to be made by checks or wire transfers separated from the checks or wire transfers used to make regular payments hereunder with funds withdrawn from the Distribution Account. However, any payments made on the Class [AF-5B] Certificates from funds in the Class [AF-5B] Policy Payments Account shall be noted as provided in subsection (e) below. Funds held in the Class [AF-5B] Policy Payments Account shall not be invested by the Trustee.

            (d) Any funds received from the Class [AF-5B] Insurer for deposit into the Class [AF-5B] Policy Payments Account pursuant to the Class [AF-5B] Policy in respect of a Distribution Date or otherwise as a result of any claim under the Class [AF-5B] Policy shall be applied by the Trustee directly to the payment in full (i) of the related Deficiency Amount on such Distribution Date or (ii) of other amounts payable under the Class [AF-5B] Policy. Funds received by the Trustee as a result of any claim under the Class [AF-5B] Policy shall be used solely for payment to the Holders of the Class [AF-5B] Certificates and may not be applied for any other purpose, including, without limitation, satisfaction of any costs, expenses or liabilities of the Trustee, the Master Servicer or the Trust Fund. Any funds remaining in the Class [AF-5B] Policy Payments Account on the [first] Business Day after each Distribution Date shall be remitted promptly to the Class [AF-5B] Insurer in accordance with the instructions set forth in Section 4.02(i).

            (e) The Trustee shall keep complete and accurate records in respect of (i) all funds remitted to it by the Class [AF-5B] Insurer and deposited into the Class [AF-5B] Policy Payments Account and (ii) the allocation of such funds to (A) payments of interest on and principal in respect of any Class [AF-5B] Certificates and (B) the amount of funds available to make distributions on the Class [AF-5B] Certificates pursuant to Sections 4.02(a), (b) and (d). The Class [AF-5B] Insurer shall have the right to inspect such records at reasonable times during normal business hours upon [three] Business Days' prior notice to the Trustee.

            (f) The Trustee acknowledges, and each Holder of a Class [AF-5B] Certificate by its acceptance of the Class [AF-5B] Certificate agrees, that, without the need for any further action on the part of the Class [AF-5B] Insurer or the Trustee, to the extent the Class [AF-5B] Insurer makes payments, directly or indirectly, on account of principal of or interest on any Class [AF-5B] Certificates, the Class [AF-5B] Insurer will be fully subrogated to the rights of the Holders of such Class [AF-5B] Certificates to receive such principal and interest from the Trust Fund. The Holders of the Class [AF-5B] Certificates, by acceptance of the Class [AF-5B] Certificates, assign their rights as Holders of the Class [AF-5B] Certificates to the extent of the Class [AF-5B] Insurer's interest with respect to amounts paid under the Class [AF-5B] Policy. Anything herein to the contrary notwithstanding, solely for purposes of determining the Class [AF-5B] Insurer's rights, as applicable, as subrogee for payments distributable pursuant to Section 4.02, any payment with respect to distributions to the Class [AF-5B] Certificates which is made with funds received pursuant to the terms of the Class [AF-5B] Policy shall not be considered payment of the Class [AF-5B] Certificates from the Trust Fund and shall not result in the distribution or the provision for the distribution in reduction of the Class Certificate Balance of the Class [AF-5B] Certificates within the meaning of Article IV.

            (g) Upon its becoming aware of the occurrence of an Event of Default, the Trustee shall promptly notify the Class [AF-5B] Insurer of such Event of Default.

            (h) The Trustee shall promptly notify the Class [AF-5B] Insurer of either of the following as to which it has actual knowledge: (A) the commencement of any proceeding by or against the Depositor commenced under the United States bankruptcy code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") and
(B) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") of any distribution made with respect to the Class [AF-5B] Certificates as to which it has actual knowledge. Each Holder of a Class [AF-5B] Certificate, by its purchase of Class [AF-5B] Certificates, and the Trustee hereby agrees that the Class [AF-5B] Insurer (so long as no Class [AF-5B] Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedes or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Class [AF-5B] Insurer shall be subrogated to the rights of the Trustee and each Holder of a Class [AF-5B] Certificate in the conduct of any Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

            (i) The Master Servicer shall designate a Class [AF-5B] Insurer Contact Person who shall be available to the Class [AF-5B] Insurer to provide reasonable access to information regarding the Mortgage Loans. The initial Class [AF-5B] Insurer Contact Person is to the attention of Secondary Marketing.

            (j) The Trustee shall surrender the Class [AF-5B] Policy to the Class [AF-5B] Insurer for cancellation upon the reduction of the Class Certificate Balance of the Class [AF-5B] Certificates to zero.

            (k) The Trustee shall send to the Class [AF-5B] Insurer the reports prepared pursuant to Sections 3.17 and 3.18 and the statements prepared pursuant to Section 4.06, as well as any other statements or communications sent to Holders of the Class [AF-5B] Certificates, in each case at the same time such reports, statements and communications are otherwise sent.

            (l) For so long as there is no continuing default by the Class [AF-5B] Insurer under its obligations under the Class [AF-5B] Policy (a "Class [AF-5B] Insurer Default"), each Holder of a Class [AF-5B] Certificate agrees that the Class [AF-5B] Insurer shall be treated by the Depositor, the Master Servicer and the Trustee as if the Class [AF-5B] Insurer were the Holder of all of the Class [AF-5B] Certificates, for the purpose (and solely for the purpose) of the giving of any consent, the making of any direction or the exercise of any voting or other control rights otherwise given to the Holders of the Class [AF-5B] Certificates hereunder.

            (m) With respect to this Section 4.06, the terms "Receipt" and "Received" shall mean actual delivery to the Class [AF-5B] Insurer, if any, prior to _______, [New York time], on a Business Day; delivery either on a day that is not a Business Day or after _____, [New York time], shall be deemed to be Receipt on the next succeeding Business Day. If any notice or certificate given under the Class [AF-5B] Policy by the Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received. The Class [AF-5B] Insurer shall promptly so advise the Trustee and the Trustee may submit an amended notice.

            (n) All notices, statements, reports, certificates or opinions required by this Agreement to be sent to the Rating Agencies or the Class [AF-5B] Certificateholders shall also be sent at such time to the Class [AF-5B] Insurer at the notice address set forth in Section 10.05.

            (o) The Class [AF-5B] Insurer shall be an express third party beneficiary of this Agreement for the purpose of enforcing the provisions hereof to the extent of the Class [AF-5B] Insurer's rights explicitly specified herein as if a party hereto.

            (p) All references herein to the ratings assigned to the Certificates and to the interests of any Certificateholders shall be without regard to the Class [AF-5B] Policy, in the case of the Class [AF-5B] Certificates.]

            SECTION 4.06.   Monthly Statements to Certificateholders.

            (a) Not later than each Distribution Date, the Trustee shall prepare and cause to be forwarded by first class mail to each Holder of a Class of Certificates of the Trust Fund, the Master Servicer, each Seller, the Class [AF-5B] Insurer and the Depositor a statement in the form attached as Exhibit [U]. (b) The Trustee's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information provided by the Master Servicer.

            (c) On or before the [fifth] Business Day following the end of each Prepayment Period (but in no event later than the [third] Business Day prior to the related Distribution Date), the Master Servicer shall deliver to the Trustee (which delivery may be by electronic data transmission) a report in substantially the form set forth as Schedule VI hereto.

            (d) Within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in items (1), (2) and (7) on Exhibit U aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect..

            SECTION 4.07. Determination of Pass-Through Rates for COFI Certificates.

            The Pass-Through Rate for each Class of COFI Certificates for each Interest Accrual Period after the initial Interest Accrual Period shall be determined by the Trustee as provided below on the basis of the Index and the applicable formulae appearing in footnotes corresponding to the COFI Certificates in the table relating to the Certificates in the Preliminary Statement.

            Except as provided below, with respect to each Interest Accrual Period following the initial Interest Accrual Period, the Trustee shall not later than [two] Business Days prior to such Interest Accrual Period but following the publication of the applicable Index determine the Pass-Through Rate at which interest shall accrue in respect of the COFI Certificates during the related Interest Accrual Period.

            Except as provided below, the Index to be used in determining the respective Pass-Through Rates for the COFI Certificates for a particular Interest Accrual Period shall be COFI for the second calendar month preceding the Outside Reference Date for such Interest Accrual Period. If at the Outside Reference Date for any Interest Accrual Period, COFI for the second calendar month preceding such Outside Reference Date has not been published, the Trustee shall use COFI for the third calendar month preceding such Outside Reference Date. If COFI for neither the second nor third calendar months preceding any Outside Reference Date has been published on or before the related Outside Reference Date, the Index for such Interest Accrual Period and for all subsequent Interest Accrual Periods shall be the National Cost of Funds Index for the third calendar month preceding such Interest Accrual Period (or the fourth preceding calendar month if such National Cost of Funds Index for the third preceding calendar month has not been published by such Outside Reference Date). In the event that the National Cost of Funds Index for neither the third nor fourth calendar months preceding an Interest Accrual Period has been published on or before the related Outside Reference Date, then for such Interest Accrual Period and for each succeeding Interest Accrual Period, the Index shall be LIBOR, determined in the manner set forth below.

            With respect to any Interest Accrual Period for which the applicable Index is LIBOR, LIBOR for such Interest Accrual Period will be established by the Trustee on the related Interest Determination Date as provided in Section 4.08.

            In determining LIBOR and any Pass-Through Rate for the COFI Certificates or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Reuters Screen) from the Reference Banks or the New York City banks as to LIBOR or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) its inability, following a good-faith reasonable effort, to obtain such quotations from the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 4.07.

            The establishment of LIBOR and each Pass-Through Rate for the COFI Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.

            SECTION 4.08. Determination of Pass-Through Rates for LIBOR Certificates.

            (a) On each Interest Determination Date for a Class of LIBOR Certificates, so long as such LIBOR Certificates are outstanding, the Trustee will determine LIBOR on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S. dollars as quoted on the Bloomberg Terminal (or such other service as may replace that service for the purpose of displaying comparable rates or prices). for each LIBOR Determination Date.

            (b) If on any Interest Determination Date, LIBOR cannot be determined as provided in paragraph (A) of this Section 4.08, the Trustee shall either (i) request each Reference Bank to inform the Trustee of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such Interest Determination Date or (ii) in lieu of making any such request, rely on such Reference Bank quotations that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), to the extent available. LIBOR for a Class of LIBOR Certificates for the next Interest Accrual Period will be established by the Trustee on each interest Determination Date as follows:

            (i) If on any Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next applicable Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

            (ii) If on any Interest Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous Interest Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant Interest Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

            (iii) If on any Interest Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR for the related Classes of Certificates shall be LIBOR as determined on the preceding applicable Interest Determination Date. If on the initial LIBOR Determination Date, the Trustee is required but unable to determine LIBOR in the manner provided above, LIBOR for the next Interest Accrual Period shall be _____%.

            Until all of the LIBOR Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each Interest Determination Date. The Master Servicer initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Master Servicer should terminate its appointment as Reference Bank, the Trustee shall promptly appoint or cause to be appointed another Reference Bank. The Trustee shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

            (c) The Pass-Through Rate for each Class of LIBOR Certificates for each Interest Accrual Period shall be determined by the Trustee on each Interest Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement.

            In determining LIBOR, any Pass-Through Rate for the LIBOR Certificates, any Interest Settlement Rate, or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Dow Jones Markets) from the BBA designated banks, the Reference Banks or the New York City banks as to LIBOR, the Interest Settlement Rate or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or
(ii) its inability, following a good-faith reasonable effort, to obtain such quotations from, the BBA designated banks, the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 4.08.

            The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.

                                  ARTICLE V

                               THE CERTIFICATES

            SECTION 5.01.   The Certificates.

            The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

            Subject to Section 9.02 hereof respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee at least [five] Business Days prior to the related Record Date and (ii) such Holder shall hold (A) a Notional Amount Certificate, (B) 100% of the Class Certificate Balance of any Class of Certificates or (C) Certificates of any Class with aggregate principal Denominations of not less than $[1,000,000] or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trustee by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall countersign the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

            The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

            SECTION 5.02. Certificate Register; Registration of Transfer and Exchange of Certificates.

            (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06 hereof, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and
(c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

            At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any

Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

            No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

            All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

            (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer in substantially the forms set forth in Exhibit J (the "Transferor Certificate") and (i) deliver a letter in substantially the form of either Exhibit K (the "Investment Letter") or Exhibit L (the "Rule 144A Letter") or (ii) there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act t; provided, however, that in the case of the delivery of an Investment Letter in connection with the transfer of any Class C or Class P Certificate to a transferee that is formed with the purpose of issuing notes backed by such Class C or Class P Certificate, as the case may be, clause (b) and (c) of the form of Investment Letter shall not be applicable and shall be deleted by such transferee. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Master Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor, the Sellers, the NIM Insurer and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee (in the event such Certificate is a Private Certificate, such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit K or Exhibit L, or in the event such Certificate is a Residual Certificate, such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit
I), to the effect that (x) such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code ("Similar Law"), nor a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer or (y) in the case of a Certificate that is an ERISA-Restricted Certificate and that has been the subject of an ERISA-Qualifying Underwriting, a representation that the transferee is an insurance company which is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60 or (ii) in the case of any ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of either the Trustee, the Master Servicer or the Trust Fund, addressed to the Trustee and the Master Servicer to the effect that the purchase and holding of such ERISA-Restricted Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Residual Certificate, in the event the representation letter or Opinion of Counsel referred to in the preceding sentence is not so furnished, one of the representations in clause (i), as appropriate, shall be deemed to have been made to the Trustee by the transferee's (including an initial acquiror's) acceptance of the ERISA-Restricted Certificate. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan or other plan of arrangement subject to ERISA or to Section 4975 of the Code without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

            During the period the Supplemental Interest Trust is in effect, no transfer of a Class A-1 Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee to the effect that such transferee is not a Plan, or (ii) a representation that the purchase and holding of the Certificate satisfy the requirements for exemptive relief under PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar exemption, or in the case of a Plan subject to Similar Law, will not constitute a non-exempt violation of such Similar Law. In the event such a representation letter is not delivered, one of the foregoing representations, as appropriate, shall be deemed to have been made by the transferee's (including the initial acquirer's) acceptance of such Certificate. In the event that such representation is violated, such transfer or acquisition shall be void and of no effect.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) Except in connection with (i) the registration of the Tax Matters Person Certificate in the name of the Trustee or (ii) any registration in the name of, or transfer of a Residual Certificate to, an affiliate of the Depositor (either directly or through a nominee) in connection with the initial issuance of the Certificates, no Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.

            (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

            (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this
      Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter, if required. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

            (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

            The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Master Servicer or any Seller, to the effect that the elimination of such restrictions will not cause any REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

            (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

            (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Depositor is unable to locate a qualified successor, or (y) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the Certificate Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Master Servicer, the Depositor nor the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Master Servicer shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

            SECTION 5.03.   Mutilated, Destroyed, Lost or Stolen Certificates.

            If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Master Servicer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            SECTION 5.04.   Persons Deemed Owners.

            The Master Servicer, the NIM Insurer, the Trustee and any agent of the Master Servicer, the NIM Insurer or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Master Servicer, the NIM Insurer, the Trustee nor any agent of the Master Servicer, the NIM Insurer or the Trustee shall be affected by any notice to the contrary.

            SECTION 5.05. Access to List of Certificateholders' Names and Addresses.

            If three or more Certificateholders and/or Certificate Owners (a) request such information in writing from the Trustee, (b) state that such Certificateholders and/or Certificate Owners desire to communicate with other Certificateholders and/or Certificate Owners with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders and/or Certificate Owners propose to transmit, or if the Depositor or Master Servicer shall request such information in writing from the Trustee, then the Trustee shall, within [ten] Business Days after the receipt of such request, (x) provide the Depositor, the Master Servicer or such Certificateholders and/or Certificate Owners at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any, and (y) assist the Depositor, the Master Servicer or such Certificateholders and/or Certificate Owners at such recipients' expense with obtaining from the Depository a list of the related Depository Participants acting on behalf of Certificate Owners of Book Entry Certificates. The Depositor and every Certificateholder and Certificate Owner, by receiving and holding a Certificate or beneficial interest therein, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders and/or Depository Participants hereunder, regardless of the source from which such information was derived.

            SECTION 5.06.   Maintenance of Office or Agency.

            The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its Corporate Trust Office for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

                                  ARTICLE VI

                     THE DEPOSITOR AND THE MASTER SERVICER

            SECTION 6.01. Respective Liabilities of the Depositor and the Master Servicer.

            The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

            SECTION 6.02. Merger or Consolidation of the Depositor or the Master Servicer.

            The Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement. The Master Servicer will keep in effect its existence, rights and franchises as a limited partnership under the laws of the United States or under the laws of one of the states thereof and will obtain and preserve its qualification or registration to do business as a foreign partnership in each jurisdiction in which such qualification or registration is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

            Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            As a condition to the effectiveness of any merger or consolidation, at least 15 calendar days prior to the effective date of any merger or consolidation of the Master Servicer, the Master Servicer shall provide (x) written notice to the Depositor of any successor pursuant to this Section and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Master Servicer.

            SECTION 6.03. Limitation on Liability of the Depositor, the Sellers, the Master Servicer, the NIM Insurer and Others.

            None of the Depositor, the Master Servicer, the NIM Insurer or any Seller or any of the directors, officers, employees or agents of the Depositor, the Master Servicer, the NIM Insurer or any Seller shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer, the NIM Insurer, any Seller or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Master Servicer, the NIM Insurer, any Seller or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer, the NIM Insurer, each Seller and any director, officer, employee or agent of the Depositor, the Master Servicer, the NIM Insurer or each Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer, the NIM Insurer, each Seller and any director, officer, employee or agent of the Depositor, the Master Servicer, the NIM Insurer or any Seller shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Master Servicer, the NIM Insurer or any Seller shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor, the Master Servicer, the NIM Insurer or any Seller may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Master Servicer, the NIM Insurer and each Seller shall be entitled to be reimbursed therefor out of the Certificate Account.

            SECTION 6.04.   Limitation on Resignation of Master Servicer.

            The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that its duties hereunder are no longer permissible under applicable law or (ii) upon appointment of a successor servicer that is reasonably acceptable to the Trustee and the NIM Insurer and the written confirmation from each Rating Agency (which confirmation shall be furnished to the Depositor, the Trustee and the NIM Insurer) that such resignation will not cause such Rating Agency to reduce the then-current rating of the Certificates (such determination to be made without regard to the Class [AF-5B] Policy). Any such determination pursuant to clause (i) of the preceding sentence permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No resignation of the Master Servicer shall become effective until the Trustee shall have assumed the Master Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement and the Depositor shall have received the information described in the following sentence. As a condition to the effectiveness of any such resignation, at least 15 calendar days prior to the effective date of such resignation, the Master Servicer shall provide (x) written notice to the Depositor of any successor pursuant to this Section and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to the resignation of the Master Servicer.

                                  ARTICLE VII

                                    DEFAULT

            SECTION 7.01. Events of Default.

            "Event of Default," wherever used herein, means any one of the following events:

            (i) any failure by the Master Servicer to deposit in the Certificate Account or remit to the Trustee any payment required to be made under the terms of this Agreement, which failure shall continue unremedied for [five] days after the date upon which written notice of such failure shall have been given to the Master Servicer and the NIM Insurer by the Trustee or the Depositor or to the Master Servicer, the NIM Insurer and the Trustee by the Holders of Certificates having not less than [25]% of the Voting Rights evidenced by the Certificates; or

            (ii) any failure by the Master Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement (except with respect to a failure related to a Limited Exchange Act Reporting Obligation) or any representation or warranty shall prove to be untrue, which failure or breach shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Master Servicer by the Trustee, the NIM Insurer or the Depositor, or to the Trustee by the Holders of Certificates evidencing not less than [25]% of the Voting Rights; provided that the sixty-day cure period shall not apply to the initial delivery of the Mortgage File for Delay Delivery Mortgage Loans or the failure to repurchase or substitute in lieu thereof;

            (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of [60] consecutive days; or

            (iv) the Master Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer; or

            (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (vi) the Master Servicer shall fail to reimburse in full the Trustee within [five] days of the Master Servicer Advance Date for any Advance made by the Trustee pursuant to Section 4.01(b) together with accrued and unpaid interest.

            If an Event of Default described in clauses (i) to (vi) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, or, if an Event of Default described in clauses (i) to (v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, at the direction of (a)


                                    VII-1
the Holders of Certificates evidencing not less than [66-2/3]% of the Voting Rights, evidenced by the Certificates (subject to the consent of the Class [AF-5B] Insurer, which consent shall not be unreasonably withheld); the Trustee shall by notice in writing to the Master Servicer (with a copy to each Rating Agency and the Depositor), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. In addition, if during the period that the Depositor is required to file Exchange Act Reports with respect to the Trust Fund, the Master Servicer shall fail to observe or perform any of the obligations set forth in Section 3.16(a) or Section 11.01(a)(1) and (2), and such failure continues for the lesser of 10 calendar days or such period in which the applicable Exchange Act Report can be filed timely (without taking into account any extensions), so long as such failure shall not have been remedied, the Trustee shall, but only at the direction of the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. The Depositor shall not be entitled to terminate the rights and obligations of the Master Servicer if a failure of the Master Servicer to identify a Subcontractor "participating gin the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans. On and after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee. The Trustee shall thereupon make any Advance which the Master Servicer failed to make subject to Section 4.01 hereof whether or not the obligations of the Master Servicer have been terminated pursuant to this Section. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Master Servicer to pay amounts owed pursuant to Article
VIII. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee of all cash amounts which shall at the time be credited to the Certificate Account, or thereafter be received with respect to the Mortgage Loans.

            Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan which was due prior to the notice terminating such Master Servicer's rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which such Master Servicer would have been entitled pursuant to Sections 3.08(a)(i) through (viii), and any other amounts payable to such Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

            If the Master Servicer is terminated, the Trustee shall provide the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a successor master servicer in the event the Trustee should succeed to the duties of the Master Servicer as set forth herein.

            SECTION 7.02.   Trustee to Act; Appointment of Successor.

            On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 hereof, the Trustee shall, to the extent provided in Section 3.04, be the successor to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the


                                    VII-2

Master Servicer by the terms and provisions hereof and applicable law including the obligation to make advances pursuant to Section 4.01. As compensation therefor, the Trustee shall be entitled to all fees, costs and expenses relating to the Mortgage Loans that the Master Servicer would have been entitled to if the Master Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Trustee has become the successor to the Master Servicer in accordance with Section 7.01 hereof, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 4.01 hereof or if it is otherwise unable to so act, (i) appoint any established mortgage loan servicing institution reasonably acceptable to the NIM Insurer (as evidenced by the prior written consent of the NIM Insurer), or (ii) if it is unable for [60] days to appoint a successor servicer reasonably acceptable to the NIM Insurer, petition a court of competent jurisdiction to appoint any established mortgage loan servicing institution, the appointment of which does not adversely affect the then-current rating of the Certificates (without regard to the Class [AF-5B] Policy, in the case of the Class [AF-5B] Certificates) and the NIM Insurer guaranteed notes (without giving any effect to any policy or guaranty provided by the NIM Insurer) by each Rating Agency as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any successor Master Servicer shall be an institution that is a FNMA and FHLMC approved seller/servicer in good standing, that has a net worth of at least $[15,000,000] and that is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, that contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than liabilities and indemnities of the Master Servicer under Section 6.03 hereof incurred prior to termination of the Master Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; and provided further that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation (without regard to the Class [AF-5B] Policy, in the case of the Class [AF-5B] Certificates) and (ii) provides to the Depositor in writing, fifteen (15) days prior to the effective date of such appointment, and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement master servicer. The Trustee shall provide written notice to the Depositor of such successor pursuant to this Section. The Trustee shall not resign as servicer until a successor servicer has been appointed and has accepted such appointment. Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.04 hereof, act in such capacity as herein above provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided that no such compensation shall be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

            Any successor to the Master Servicer as servicer shall give notice to the NIM Insurer and the Mortgagors of such change of servicer and shall, during the term of its service as servicer maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to Section 3.09.

            In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of


                                    VII-3
the Mortgage Loans that are registered with MERS, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The successor Master Servicer shall cause such assignment to be delivered to the Trustee promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

            SECTION 7.03.   Notification to Certificateholders.

            (a) Upon any termination of or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

            (b) Within [60] days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.


                                    VII-4

                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

            SECTION 8.01.   Duties of Trustee.

            The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument.

            No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i) unless an Event of Default known to the Trustee shall have occurred and be continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

            (ii) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be finally proven that the Trustee was negligent in ascertaining the pertinent facts;

            (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than [25]% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; and

            (iv) without in any way limiting the provisions of this Section
      8.01 or Section 8.02 hereof, the Trustee shall be entitled to rely conclusively on the information delivered to it by the Master Servicer in a Trustee Advance Notice in determining whether or not it is required to make an Advance under Section 4.01(b), shall have no responsibility to ascertain or confirm any information contained in any Trustee Advance Notice, and shall have no obligation to make any Advance under Section 4.01(b) in the absence of a Trustee Advance Notice or actual knowledge


                                    VIII-1
      of a Responsible Officer of the Trustee that (A) such Advance was not made by the Master Servicer and (B) such Advance is not a Nonrecoverable Advance.

            SECTION 8.02.   Certain Matters Affecting the Trustee.

            Except as otherwise provided in Section 8.01:

            (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

            (ii) the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (iv) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the NIM Insurer or the Holders of Certificates evidencing not less than [25]% of the Voting Rights allocated to each Class of Certificates;

            (v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys;

            (vi) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

            (vii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

            (viii) the Trustee shall not be deemed to have knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof; and

            (ix) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of the NIM Insurer or any of the Certificateholders, pursuant to the provisions of this Agreement, unless the NIM Insurer or such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.



                                    VIII-2

            SECTION 8.03.   Trustee Not Liable for Certificates or Mortgage
                            Loans.

            The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or a Seller, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document or of MERS or the MERS System other than with respect to the Trustee's execution and counter-signature of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor or the Master Servicer.

            SECTION 8.04.   Trustee May Own Certificates.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

            SECTION 8.05.   Trustee's Fees and Expenses.

            The Trustee, as compensation for its activities hereunder, shall be entitled to withdraw from the Distribution Account on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Master Servicer and held harmless against any loss, liability or expense (including reasonable attorney's fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates or (c) in connection with the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder or incurred by reason of any action of the Trustee taken at the direction of the Certificateholders and (ii) resulting from any error in any tax or information return prepared by the Master Servicer. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, the Master Servicer covenants and agrees, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Registrar, Tax Matters Person or Paying Agent hereunder or for any other expenses.

            SECTION 8.06.   Eligibility Requirements for Trustee.

            The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $[50,000,000], subject to supervision or examination by federal or state authority and with a credit rating which would not cause either of the Rating Agencies to reduce or withdraw their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of


                                    VIII-3
condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07 hereof. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or the Master Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

            SECTION 8.07.   Resignation and Removal of Trustee.

            The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Master Servicer and each Rating Agency not less than [60] days before the date specified in such notice when, subject to Section 8.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 8.08 meeting the qualifications set forth in Section
8.06. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within [30] days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            As a condition to the effectiveness of any such resignation, at least 15 calendar days prior to the effective date of such resignation, the Trustee shall provide (x) written notice to the Depositor of any successor pursuant to this Section and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item
6.02 of Form 8-K with respect to the resignation of the Trustee.

            If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 hereof and shall fail to resign after written request thereto by the NIM Insurer or the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located, (B) the imposition of such tax would be avoided by the appointment of a different trustee and (C) the Trustee fails to indemnify the Trust Fund against such tax, or (iv) during the period that the Depositor is required to file Exchange Act Reports with respect to the Trust Fund, the Trustee fails to comply with its obligations under the last sentence of Section 7.01, in the preceding paragraph, Section
8.09 or Article XI and such failure is not remedied within the lesser of 10 calendar days or such period in which the applicable Exchange Act Report can be filed timely (without taking into account any extensions), then, in the case of clauses (i) through (iii), the Depositor, the NIM Insurer or the Master Servicer, and in the case of clause (iv), the Depositor, may remove the Trustee and appoint a successor trustee, reasonably acceptable to the NIM Insurer, by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee, one copy of which shall be delivered to the Master Servicer and one copy of which shall be delivered to the successor trustee.

            The Holders evidencing at least [51]% of the Voting Rights of each Class of Certificates may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor Trustee to the Master Servicer one complete set to the Trustee so removed, one complete set to the successor so appointed, one complete set to the NIM Insurer


                                    VIII-4
and one complete set to the Depositor, together with a written description of the basis for such removal. Notice of any removal of the Trustee shall be given to each Rating Agency by the successor Trustee.

            Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08 hereof.

            SECTION 8.08.   Successor Trustee.

            Any successor trustee appointed as provided in Section 8.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Master Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations. In addition, if any Corridor Contract is still outstanding, the Person appointed as successor trustee shall execute, acknowledge and deliver to the predecessor trustee, [Countrywide] and the Master Servicer an instrument accepting the appointment as successor Corridor Contract Administrator under the Corridor Contract Administration Agreement.

            No successor trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 hereof, is reasonably acceptable to the NIM Insurer, its appointment shall not adversely affect the then-current ratings of the Certificates (without regard to the Class [AF-5B] Policy, in the case of the Class [AF-5B] Certificates) and has provided to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Trustee.

            Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates and the NIM Insurer. If the Depositor fails to mail such notice within [10] days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

            SECTION 8.09.   Merger or Consolidation of Trustee.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            As a condition to the effectiveness of any merger or consolidation, at least 15 calendar days prior to the effective date of any merger or consolidation of the Trustee, the Trustee shall provide (x) written notice to the Depositor of any successor pursuant to this Section and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Trustee.



                                    VIII-5

            SECTION 8.10.   Appointment of Co-Trustee or Separate Trustee.

            Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and reasonably acceptable to the NIM Insurer to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within [15] days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) To the extent necessary to effectuate the purposes of this
      Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

            (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

            (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

            (iv) The Master Servicer, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this


                                    VIII-6

Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            SECTION 8.11.   Tax Matters.

            It is intended that the assets with respect to which any REMIC election is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of any such REMIC and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to any such REMIC, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) within [thirty] days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code; (c) make or cause to be made elections that such assets be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law); (d) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption; (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass-through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);
(f) to the extent that they are under its control conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status as a REMIC under the REMIC Provisions; (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the tax status of any REMIC; (h) pay, from the sources specified in the last paragraph of this Section 8.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on any such REMIC prior to its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or


                                    VIII-7
rules; (j) maintain records relating to any such REMIC, including but not limited to the income, expenses, assets and liabilities thereof and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, represent any such REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any such REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any such REMIC, and otherwise act on behalf of any such REMIC in relation to any tax matter or controversy involving it.

            In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within [ten] ([10]) days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor, any such additional information or data that the Trustee may, from time to time, reasonably request in order to enable the Trustee to perform its duties as set forth herein. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

            In the event that any tax is imposed on "prohibited transactions" of any REMIC hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of such REMIC as defined in Section 860G(c) of the Code, on any contribution to any REMIC hereunder after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any minimum tax imposed upon any REMIC hereunder pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from a breach by the


                                    VIII-8

            Trustee of any of its obligations under this Agreement, (ii) the Master Servicer, in the case of any such minimum tax, or if such tax arises out of or results from a breach by the Master Servicer or a Seller of any of their obligations under this Agreement, (iii) any Seller, if any such tax arises out of or results from that Seller's obligation to repurchase a Mortgage Loan pursuant to Section 2.02 or 2.03 or (iv) in all other cases, or in the event that the Trustee, the Master Servicer or any Seller fails to honor its obligations under the preceding clauses (i),(ii) or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.08(b).

            The Trustee shall treat the Carryover Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that is owned by the Holders of the Class [C] Certificates, and that is not an asset of any REMIC created hereunder. The Trustee shall treat the rights of the Holders of each Class of Certificates (other than the Class [P] and Class A R Certificates) to receive payments from the Carryover Reserve Fund as rights in an interest rate corridor contract written by: (i) the Corridor Contract Counterparty in respect of any Net Rate Carryover funded by any Corridor Contract and in respect of any residual payments from such Corridor Contract received by the Class [CF] or Class [CV] Certificates, as the case may be, and
(ii) the Holders of the Class [CF] and Class [CV] Certificates in respect of
(a) any monies distributed pursuant to Sections 4.02(e)(20) and 4.02(f)(21) herein, in favor of the other Certificateholders. Thus, the Class [AF-1A], Class [2-AV] and Class [3-AV] Certificates and the Adjustable Rate Subordinate Certificates, shall be treated as representing ownership of not only an Master REMIC regular interest, but also ownership of an interest in an interest rate corridor contract. For purposes of determining the issue price of the Master REMIC regular interests, the Trustee shall assume that the Class [AF-1A] Corridor Contract, the Class [2-AV] Corridor Contract, the Class [3-AV] Corridor Contract and the Adjustable Rate Subordinate Corridor Contract have values of $________, $________, $________ and $_______, respectively. The
Trustee shall treat the entitlement to Credit Comeback Excess Amounts as owned by the Holders of the Class [CF] Certificates and not as an asset of, or interest in, any REMIC created hereunder. Further, the Trustee shall treat any payments of Credit Comeback Excess Amounts to Persons other than the Holders of the Class [CF] Certificates as payments made by the Holders of the Class [CF] Certificates pursuant to a credit enhancement contract under Treasury Regulation 1.860G-2(c). The Trustee shall also treat any amount payable to a Class [CF] Certificate with respect to an R-3-X Interest as deposited into the Carryover Reserve Fund.


                                    VIII-1

                                  ARTICLE IX

                                  TERMINATION

            SECTION 9.01. Termination upon Liquidation or Purchase of all Mortgage Loans.

            Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Sellers, the Master Servicer and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the purchase by the Master Servicer or NIM Insurer (the party exercising such purchase option, the "Terminator") of all of the Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan in the Trust Fund (other than in respect of an REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate (or, if such repurchase is effected by the Master Servicer, at the applicable Adjusted Mortgage Rate, (iii) the appraised value of any REO Property in the Trust Fund (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Terminator and the Trustee and (iv) plus, if the Terminator is the NIM Insurer, any unreimbursed Servicing Advances, and the principal portion of any unreimbursed Advances, made on the Mortgage Loans prior to the exercise of such repurchase, and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to related Certificateholders of all amounts required to be distributed to them pursuant to this Agreement, as applicable. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof and (ii) the Latest Possible Maturity Date.

            The right to purchase all Mortgage Loans and REO Properties by the Terminator pursuant to clause (a) of the immediately preceding paragraph of this Section 9.01 shall be conditioned upon (1) the Pool Stated Principal Balance, at the time of any such repurchase, is less than or equal to ten percent (10%) of the Cut-off Date Pool Principal Balance and (2) unless the NIM Insurer otherwise consents, the purchase price for such Mortgage Loans and REO Properties shall result in a final distribution on any NIM Insurer guaranteed notes that is sufficient (x) to pay such notes in full and (y) to pay any amounts due and payable to the NIM Insurer pursuant to the indenture related to such notes. The preceding notwithstanding, on any Distribution Date on which each of the Master Servicer and the NIM Insurer shall have the option to purchase all the Mortgage Loans (and REO Properties) remaining in the Trust Fund pursuant to this Section 9.01, the NIM Insurer's purchase option shall require the prior written consent of the Master Servicer.

            SECTION 9.02.   Final Distribution on the Certificates.

            If on any Determination Date, the Master Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Master Servicer shall direct the Trustee promptly to send a final distribution notice to each Certificateholder. If the Terminator elects to terminate the Trust Fund pursuant to clause (a) of Section 9.01, at least [20] days prior to the date notice is to be mailed to the affected Certificateholders, the Terminator shall notify the Depositor and the Trustee of the date the Terminator intends to terminate the Trust Fund and of the applicable repurchase price of the Mortgage Loans and REO Properties.

            Notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the [10]th day and no later than the [15]th day of the month next preceding the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated,
(b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Terminator will give such notice to each Rating Agency at the time such notice is given to Certificateholders.

            In the event such notice is given, the Master Servicer shall cause all funds in the Certificate Account to be remitted to the Trustee for deposit in the Distribution Account on or before the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Master Servicer the Mortgage Files for the Mortgage Loans.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Certificateholders of each Class, in each case on the final Distribution Date and in the order set forth in Section 4.02, and, in the case of the Certificateholders, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Regular Certificates, the Certificate Balance thereof plus accrued interest thereon (or on their Notional Amount, if applicable) in the case of an interest bearing Certificate, and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above. Notwithstanding the reduction of the Class Certificate Balance of any Class of Certificates to zero, such Class will be outstanding hereunder (solely for the purpose of receiving distributions and not for any other purpose) until the termination of the respective obligations and responsibilities of the Depositor, each Seller, the Master Servicer and the Trustee hereunder in accordance with Article IX.

            In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, Class A-R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

            SECTION 9.03.   Additional Termination Requirements.

            (a) In the event the Terminator exercises its purchase option as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Terminator, to the effect that the failure to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on "prohibited transactions" on any REMIC as defined in section 860F of the Code, or (ii) cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

            (i) Within [90] days prior to the final Distribution Date set forth in the notice given by the Master Servicer under Section 9.02, the Master Servicer shall prepare and the Trustee, at the expense of the "tax matters person," shall adopt a plan of complete liquidation within the meaning of section 860F(a)(4) of the Code which, as evidenced by an Opinion of Counsel (which opinion shall not be an expense of the Trustee or the Tax Matters Person), meets the requirements of a qualified liquidation; and

            (ii) Within [90] days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Terminator for cash in accordance with Section 9.01.

            (b) The Trustee, as agent for any REMIC created hereunder, hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Terminator, and the receipt of the Opinion of Counsel referred to in Section 9.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Terminator.

            (c) By their acceptance of the Certificates, the Holders thereof hereby authorize the Terminator to prepare and the Trustee to adopt and sign a plan of complete liquidation.

                                  ARTICLE X

                           MISCELLANEOUS PROVISIONS

SECTION 10.01.    Amendment.

            This Agreement may be amended from time to time by the Depositor, each Seller, the Master Servicer and the Trustee without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or to supplement any provision herein which may be inconsistent with any other provision herein, (iii) to conform this Agreement to the Prospectus and Prospectus Supplement provided to investors in connection with the initial offering of the Certificates, (iv) to add to the duties of the Depositor, any Seller or the Master Servicer, (v) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement to comply with any rules or regulations promulgated by the Securities and Exchange Commission from time to time, (vi) to add any other provisions with respect to matters or questions arising hereunder or (vii) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement; provided that any action pursuant to clauses (v),
(vi) or (vii) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund), adversely affect in any material respect the interests of any Certificateholder; provided, however, that the amendment shall be deemed not to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. Notwithstanding the foregoing, no amendment that significantly changes the permitted activities of the trust created by this Agreement may be made without the consent of a Majority in Interest of each Class of Certificates affected by such amendment. Each party to this Agreement hereby agrees that it will cooperate with each other party in amending this Agreement pursuant to clause (v) above. The Trustee, each Seller, the Depositor and the Master Servicer also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of any REMIC as a REMIC under the Code, (ii) avoid or minimize the risk of the imposition of any tax on any REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code, provided that the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

            This Agreement may also be amended from time to time by the Depositor, each Seller, the Master Servicer and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating [66-2/3]%, or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

            Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any REMIC or the Certificateholders or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

            Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund), satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 10.01.

            SECTION 10.02.  Recordation of Agreement; Counterparts.

            This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at its expense, but only upon direction by the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            SECTION 10.03.  Governing Law.

            THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            SECTION 10.04.  Intention of Parties.

            It is the express intent of the parties hereto that the conveyance of the (i) of the Mortgage Loans by the Sellers to the Depositor and (ii) Trust Fund by the Depositor to the Trustee each be, and be construed as, an absolute sale thereof to the Trustee. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of any Seller or the Depositor, as the case may be, or if for any other reason this Agreement or any Supplemental Transfer Agreement is held or deemed to create a security interest in either such assets, then (i) this Agreement or any Supplemental Transfer Agreement shall be deemed to be a security agreement (within the meaning of the Uniform Commercial Code of the State of New York) with respect to all such assets and security interests and
(ii) the conveyances provided for in this Agreement or any Supplemental Transfer Agreement shall be deemed to be an assignment and a grant pursuant to the terms of this Agreement (i) by each Seller to the Depositor or (ii) by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired.

            Each Seller and the Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders.

            SECTION 10.05.  Notices.

            (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

            1. Any material change or amendment to this Agreement;

            2. The occurrence of any Event of Default that has not been cured;

            3. The resignation or termination of the Master Servicer or the Trustee and the appointment of any successor;

            4. The repurchase or substitution of Mortgage Loans pursuant to
      Section 2.03;

            5. The final payment to Certificateholders; and

            6. Any rating action involving the long-term credit rating of [Countrywide], which notice shall be made by first-class mail within [two] Business Days after the Trustee gains actual knowledge thereof.

            In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

            1. Each report to Certificateholders described in Section 4.06;

            2. Each annual statement as to compliance described in Section
      3.16;

            3. Each annual independent public accountants' servicing report described in Section 11.07; and

            4. Any notice of a purchase of a Mortgage Loan pursuant to Section 2.02, 2.03 or 3.11.

            (b) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered by first class mail, by courier or by facsimile transmission to (1) in the case of the Depositor, CWALT, Inc., 4500 Park Granada, Calabasas, California 91302, facsimile number: (818) 225-4053,
Attention: David A. Spector, (2) in the case of [Countrywide],[Countrywide Home Loans, Inc.], [4500 Park Granada, Calabasas, California 91302, facsimile number: (818) 225-4053, Attention: David A. Spector] or such other address as may be hereafter furnished to the Depositor and the Trustee by [Countrywide] in writing, (3) in the case of [Park Granada] LLC], c/o [Countrywide Financial Corporation, 4500 Park Granada, Calabasas, California 91302, facsimile number:
(818) 225-4041, Attention: David A. Spector] or such other address as may be hereafter furnished to the Depositor and the Trustee by [Park Granada] in writing, (4) in the case of [Park Monaco] Inc.], c/o [Countrywide Financial Corporation, 4500 Park Granada, Calabasas, California 91302, facsimile number:
(818) 225-4041, Attention: David A. Spector] or such other address as may be hereafter furnished to the Depositor and the Trustee by [Park Monaco] in writing, (5) in the case of [Park Sienna LLC], c/o [Countrywide Financial Corporation, 4500 Park Granada, Calabasas, California 91302, facsimile number:
(818) 225-4041, Attention: David A. Spector] or such other address as may be hereafter furnished to the Depositor and the Trustee by [Park Sienna] in writing, (6) in the case of the Master Servicer, [Countrywide Home Loans Servicing LP], [400 Countrywide Way, Simi Valley, California, facsimile number
(805) 520-5623, Attention: Mark Wong], or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing, (7) in the case of the Trustee, ______________________, ____________________________________________, or such other address as the
Trustee may hereafter furnish to the Depositor or Master Servicer, (8) in the case of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency and (9) in the case of the Class [AF-5B] Insurer, ________________________________, Attention:
_____________________ or such other address as may be hereafter furnished by the Class [AF-5B] Insurer. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

            SECTION 10.06.  Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            SECTION 10.07.  Assignment.

            Notwithstanding anything to the contrary contained herein, except as provided in Section 6.02, this Agreement may not be assigned by the Master Servicer without the prior written consent of the Trustee and Depositor.

            SECTION 10.08.  Limitation on Rights of Certificateholders.

            The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than [25]% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for [60] days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            SECTION 10.09.  Inspection and Audit Rights.

            The Master Servicer agrees that, on reasonable prior notice, it will permit and will cause each Subservicer to permit any representative of the Depositor or the Trustee during the Master Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 10.09 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Master Servicer or the related Subservicer.

            SECTION 10.10.  Certificates Nonassessable and Fully Paid.

            It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

            SECTION 10.11.  [Reserved]

            SECTION 10.12.  Protection of Assets.

            (a) Except for transactions and activities entered into in connection with the securitization that is the subject of this Agreement, the Trust Fund created by this Agreement is not authorized and has no power to:

            (i) borrow money or issue debt;

            (ii) merge with another entity, reorganize, liquidate or sell assets; or

            (iii) engage in any business or activities.

            (b) Each party to this Agreement agrees that it will not file an involuntary bankruptcy petition against the Trustee or the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid.

                                  ARTICLE XI

                            EXCHANGE ACT REPORTING

            SECTION 11.01.  Filing Obligations.

            The Master Servicer, the Trustee and each Seller shall reasonably cooperate with the Depositor in connection with the satisfaction of the Depositor's reporting requirements under the Exchange Act with respect to the Trust Fund. In addition to the information specified below, if so requested by the Depositor for the purpose of satisfying its reporting obligation under the Exchange Act, the Master Servicer, the Trustee and each Seller shall (and the Master Servicer shall cause each Subservicer to) provide the Depositor with
(a) such information which is available to such Person without unreasonable effort or expense and within such timeframe as may be reasonably requested by the Depositor to comply with the Depositor's reporting obligations under the Exchange Act and (b) to the extent such Person is a party (and the Depositor is not a party) to any agreement or amendment required to be filed, copies of such agreement or amendment in EDGAR-compatible form.

            SECTION 11.02.  Form 10-D Filings.

            (a) In accordance with the Exchange Act, the Trustee shall prepare for filing and file within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act) with the Commission with respect to the Trust Fund, a Form 10-D with copies of the Monthly Report and, to the extent delivered to the Trustee, no later than [10] days following the Distribution Date, such other information identified by the Depositor or the Master Servicer, in writing, to be filed with the Commission (such other information, the "Additional Designated Information"). If the Depositor or Master Servicer directs that any Additional Designated Information is to be filed with any Form 10-D, the Depositor or Master Servicer, as the case may be, shall specify the Item on Form 10-D to which such information is responsive and, with respect to any Exhibit to be filed on Form 10-D, the Exhibit number. Any information to be filed on Form 10-D shall be delivered to the Trustee in EDGAR-compatible form or as otherwise agreed upon by the Trustee and the Depositor or the Master Servicer, as the case may be, at the Depositor's expense, and any necessary conversion to EDGAR-compatible format will be at the Depositor's expense. At the reasonable request of, and in accordance with the reasonable directions of, the Depositor or the Master Servicer, subject to the two preceding sentences, the Trustee shall prepare for filing and file an amendment to any Form 10-D previously filed with the Commission with respect to the Trust Fund. The Master Servicer shall sign the Form 10-D filed on behalf of the Trust Fund.

            (b) No later than each Distribution Date, each of the Master Servicer and the Trustee shall notify (and the Master Servicer shall cause any Subservicer to notify) the Depositor and the Master Servicer of any Form 10-D Disclosure Item, together with a description of any such Form 10-D Disclosure
Item in form and substance reasonably acceptable to the Depositor. In addition to such information as the Master Servicer and the Trustee are obligated to provide pursuant to other provisions of this Agreement, if so requested by the Depositor, each of the Master Servicer and the Trustee shall provide such information which is available to the Master Servicer and the Trustee, as applicable, without unreasonable effort or expense regarding the performance or servicing of the Mortgage Loans (in the case of the Trustee, based on the information provided by the Master Servicer) as is reasonably required to facilitate preparation of distribution reports in accordance with
Item 1121 of Regulation AB. Such information shall be provided concurrently with the delivering of the reports specified in Section 4.06(c) in the case of the Master Servicer and the Monthly Statement in the case of the Trustee, commencing with the first such report due not less than [five] Business Days following such request.

            (c) The Trustee shall not have any responsibility to file any items (other than those generated by it) that have not been received in a format suitable (or readily convertible into a format suitable) for electronic filing via the EDGAR system and shall not have any responsibility to convert any such items to such format (other than those items generated by it or that are readily convertible to such format). The Trustee shall have no liability to the Certificateholders, the Trust Fund, the Master Servicer, the Depositor or the NIM Insurer with respect to any failure to properly prepare or file any of Form 10-D to the extent that such failure is not the result of any negligence, bad faith or willful misconduct on its part.

            SECTION 11.03.  Form 8-K Filings.

            The [Master Servicer] shall prepare and file on behalf of the Trust Fund any Form 8-K required by the Exchange Act. [Each Form 8-K must be signed by the Master Servicer.] Each of the Master Servicer (and the Master Servicer shall cause any Subservicer to promptly notify), and the Trustee shall promptly notify the Depositor and the Master Servicer (if the notifying party is not the Master Servicer), but in no event later than [one] ([1]) Business Day after its occurrence, of any Reportable Event of which it has actual knowledge. Each Person shall be deemed to have actual knowledge of any such event to the extent that it relates to such Person or any action or failure to act by such Person. [Concurrently with any Supplemental Transfer, [Countrywide] shall notify the Depositor and the Master Servicer, if any material pool characteristic of the actual asset pool at the time of issuance of the Certificates differs by [5]% or more (other than as a result of the pool assets converting into cash in accordance with their terms) from the description of the asset pool in the Prospectus Supplement.]

            SECTION 11.04.  Form 10-K Filings.

            Prior to [March 30th] of each year, commencing in 200_ (or such earlier date as may be required by the Exchange Act), the Depositor shall prepare and file on behalf of the Trust Fund a Form 10-K, in form and substance as required by the Exchange Act. A senior officer in charge of the servicing function of the Master Servicer shall sign each Form 10-K filed on behalf of the Trust Fund. Such Form 10-K shall include as exhibits each (i) annual compliance statement described under Section 3.17, (ii) annual report on assessments of compliance with servicing criteria described under Section
11.07 and (iii) accountant's report described under Section 11.07. Each Form 10-K shall also include any Sarbanes-Oxley Certification required to be included therewith, as described in Section 11.05.

            If the Item 1119 Parties listed on Exhibit X have changed since the Closing Date, no later than [March 1] of each year, the [Master Servicer] shall provide each of the Master Servicer (and the Master Servicer shall provide any Subservicer) and the Trustee with an updated Exhibit X setting forth the Item 1119 Parties. No later than [March 15] of each year, commencing in 200_, the Master Servicer and the Trustee shall notify (and the Master Servicer shall cause any Subservicer to notify) the Depositor and the Master Servicer of any Form 10-K Disclosure Item, together with a description of any such Form 10-K Disclosure Item in form and substance reasonably acceptable to the Depositor. Additionally, each of the Master Servicer and the Trustee shall provide, and shall cause each Reporting Subcontractor retained by the Master Servicer or the Trustee, as applicable, and in the case of the Master Servicer shall cause each Subservicer, to provide, the following information no later than [March 15] of each year in which a Form 10-K is required to be filed on behalf of the Trust Fund: (i) if such Person's report on assessment of compliance with servicing criteria described under Section 11.07 or related registered public accounting firm attestation report described under Section 11.07 identifies any material instance of noncompliance, notification of such instance of noncompliance and
(ii) if any such Person's report on assessment of compliance with {servicing criteria} or related registered public accounting firm attestation report is not provided to be filed as an exhibit to such Form 10-K, information detailing the explanation why such report is not included.

            SECTION 11.05.  Sarbanes-Oxley Certification.

            Each Form 10-K shall include a certification (the "Sarbanes-Oxley Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretations thereof by the Commission's staff)). No later than [March 15] of each year, beginning in 200_, the Master Servicer and the Trustee shall (unless such person is the Certifying Person), and the Master Servicer shall cause each Subservicer to, provide to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person") a certification (each, a "Performance Certification"), in the form attached hereto as Exhibit V-1 (in the case of a Subservicer) and Exhibit V-2 (in the case of the Trustee), on which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. The senior officer in charge of the servicing function of the Master Servicer shall serve as the Certifying Person on behalf of the Trust Fund. Neither the Master Servicer nor the Depositor will request delivery of a certification under this clause unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to the Trust Fund. In the event that prior to the filing date of the Form 10-K in [March] of each year, the Trustee or the Depositor has actual knowledge of information material to the Sarbanes-Oxley Certification, the Trustee or the Depositor, as the case may be, shall promptly notify the Master Servicer and the Depositor. The respective parties hereto agree to cooperate with all reasonable requests made by any Certifying Person or Certification Party in connection with such Person's attempt to conduct any due diligence that such Person reasonably believes to be appropriate in order to allow it to deliver any Sarbanes-Oxley Certification or portion thereof with respect to the Trust Fund.

            SECTION 11.06.  Form 15 Filing.

            Prior to [January 3{1}] of the first year in which the Depositor is able to do so under applicable law, the Depositor shall file a Form 15 relating to the automatic suspension of reporting in respect of the Trust Fund under the Exchange Act.

            SECTION 11.07.  Report on Assessment of Compliance and Attestation.

            (a) On or before [March 15] of each calendar year, commencing in 200_:

            (1) Each of the Master Servicer and the Trustee shall deliver to the Depositor and the Master Servicer a report (in form and substance reasonably satisfactory to the Depositor) regarding the Master Servicer's or the Trustee's, as applicable, assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be signed by an authorized officer of such Person and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit W hereto delivered to the Depositor concurrently with the execution of this Agreement. To the extent any of the Servicing Criteria are not applicable to such Person, with respect to asset-backed securities transactions taken as a whole involving such Person and that are backed by the same asset type backing the Certificates, such report shall include such a statement to that effect. The

Depositor and the Master Servicer, and each of their respective officers and directors shall be entitled to rely on upon each such servicing criteria assessment.

            (2) Each of the Master Servicer and the Trustee shall deliver to the Depositor and the Master Servicer a report of a registered public accounting firm reasonably acceptable to the Depositor that attests to, and reports on, the assessment of compliance made by Master Servicer or the Trustee, as applicable, and delivered pursuant to the preceding paragraphs. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act, including, without limitation that in the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language. To the extent any of the Servicing Criteria are not applicable to such Person, with respect to asset-backed securities transactions taken as a whole involving such Person and that are backed by the same asset type backing the Certificates, such report shall include such a statement that that effect.

            (3) The Master Servicer shall cause each Subservicer and each Reporting Subcontractor to deliver to the Depositor an assessment of compliance and accountant's attestation as and when provided in paragraphs (a) and (b) of this Section 11.07.

            (4) The Trustee shall cause each Reporting Subcontractor to deliver to the Depositor and the Master Servicer an assessment of compliance and accountant's attestation as and when provided in paragraphs (a) and (b) of this Section.

            (5) The Master Servicer and the Trustee shall execute (and the Master Servicer shall cause each Subservicer to execute, and the Master Servicer and the Trustee shall cause each Reporting Subcontractor to execute) a reliance certificate to enable the Certification Parties to rely upon each
(i) annual compliance statement provided pursuant to Section 3.17, (ii) annual report on assessments of compliance with servicing criteria provided pursuant to this Section 11.07 and (iii) accountant's report provided pursuant to this
Section 11.07 and shall include a certification that each such annual compliance statement or report discloses any deficiencies or defaults described to the registered public accountants of such Person to enable such accountants to render the certificates provided for in this Section 11.07. In the event the Master Servicer, any Subservicer, the Trustee or Reporting Subcontractor is terminated or resigns during the term of this Agreement, such Person shall provide a certification to the Certifying Person pursuant to this
Section 11.07 with respect to the period of time it was subject to this Agreement or provided services with respect to the Trust Fund, the Certificates or the Mortgage Loans.

            (b) Each assessment of compliance provided by a Subservicer pursuant to Section 11.07(a)(3) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit W hereto delivered to the Depositor concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 11.07(a)(3) or (4) need not address any elements of the Servicing Criteria other than those specified by the Master Servicer or the Trustee, as applicable, pursuant to Section 11.07(a)(1).

            SECTION 11.08.  Use of Subservicers and Subcontractors.

            (a) The Master Servicer shall cause any Subservicer used by the Master Servicer (or by any Subservicer) for the benefit of the Depositor to comply with the provisions of Section 3.17 and this Article XI to the same extent as if such Subservicer were the Master Servicer (except with respect to the Master Servicer's duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person). The Master Servicer shall be responsible for obtaining from each Subservicer and delivering to the Depositor any servicer compliance statement required to be delivered by such

Subservicer under Section 3.17, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 11.07 and any certification required to be delivered to the Certifying Person under Section
11.05 as and when required to be delivered. As a condition to the succession to any Subservicer as subservicer under this Agreement by any Person (i) into which such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to any Subservicer, the Master Servicer shall provide to the Depositor, at least [15] calendar days prior to the effective date of such succession or appointment, (x) written notice to the Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item
6.02 of Form 8-K.

            (b) It shall not be necessary for the Master Servicer, any Subservicer or the Trustee to seek the consent of the Depositor or any other party hereto to the utilization of any Subcontractor. The Master Servicer or the Trustee, as applicable, shall promptly upon request provide to the Depositor (or any designee of the Depositor, such as the Master Servicer or administrator) a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by such Person (or in the case of the Master Servicer or any Subservicer), specifying
(i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

            As a condition to the utilization of any Subcontractor determined to be a Reporting Subcontractor, the Master Servicer or the Trustee, as applicable, shall cause any such Subcontractor used by such Person (or in the case of the Master Servicer or any Subservicer) for the benefit of the Depositor to comply with the provisions of Sections 11.07 and 11.09 of this Agreement to the same extent as if such Subcontractor were the Master Servicer (except with respect to the Master Servicer's duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person) or the Trustee, as applicable. The Master Servicer or the Trustee, as applicable, shall be responsible for obtaining from each Subcontractor and delivering to the Depositor and the Master Servicer, any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 11.07, in each case as and when required to be delivered.

            SECTION 11.09.  Amendments.

            In the event the parties to this Agreement desire to further clarify or amend any provision of this Article XI, this Agreement shall be amended to reflect the new agreement between the parties covering matters in this Article XI pursuant to Section 10.01, which amendment shall not require any Opinion of Counsel or Rating Agency confirmations or the consent of any Certificateholder or the NIM Insurer. If, during the period that the Depositor is required to file Exchange Act Reports with respect to the Trust Fund, the Master Servicer is no longer an Affiliate of the Depositor, the Depositor shall assume the obligations and responsibilities of the Master Servicer in this Article XI with respect to the preparation and filing of the Exchange Act Reports and/or acting as the Certifying Person, if the Depositor has received indemnity from such successor Master Servicer satisfactory to the Depositor, and such Master Servicer has agreed to provide a Sarbanes-Oxley Certification to the Depositor substantially in the form of Exhibit Y.

                            *   *   *   *   *   *

            IN WITNESS WHEREOF, the Depositor, the Trustee, the Sellers and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                    CWALT, INC.,
                                        as Depositor



                                    By:___________________________________
                                        Name:
                                        Title:


                                    ______________________,
                                      as Trustee



                                    By:___________________________________
                                        Name:
                                        Title:


                                    [COUNTRYWIDE] HOME LOANS, INC.], as a
                                      Seller



                                    By:___________________________________
                                        Name:
                                        Title:


                                    [PARK GRANADA LLC],
                                        as a Seller

                                    By: [COUNTRYWIDE FINANCIAL CORPORATION]



                                    By:___________________________________
                                        Name:
                                        Title:


                                    [PARK MONACO INC.],
                                        as a Seller

                                    By: [COUNTRYWIDE FINANCIAL CORPORATION]



                                    By:___________________________________
                                        Name:
                                        Title:

                                   [PARK SIENNA LLC],
                                       as a Seller

                                    By: [COUNTRYWIDE FINANCIAL CORPORATION]



                                    By:___________________________________
                                        Name:
                                        Title:


                                    [Countrywide Home Loans Servicing LP],
                                        as Master Servicer

                                    By:  [COUNTRYWIDE GP, INC.]



                                    By:___________________________________
                                        Name:
                                        Title:

                                    Acknowledged solely with respect to the
                                       Trustee's obligations under Section
                                       4.01(b)

                                    ______________________, in its individual
                                        capacity



                                    By:___________________________________
                                        Name:
                                        Title:

                                  SCHEDULE I

                            Mortgage Loan Schedule

                       [Delivered at Closing to Trustee]




                                    S-I-1

                                 SCHEDULE II-A

                                  CWALT, Inc.

                      Mortgage Pass-Through Certificates

                                Series 200_-__

                Representations and Warranties of [Countrywide]
                -----------------------------------------------

            [Countrywide Home Loans, Inc.] ("[Countrywide]") hereby makes the representations and warranties set forth in this Schedule II-A to the Depositor, the Master Servicer and the Trustee, as of the Closing Date, or if so specified herein, as of the Initial Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule II-A shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among [Countrywide], as a seller, [Park Granada LLC], as a seller, [Park Monaco Inc.], as a seller, [Park Sienna LLC], as a seller, [Countrywide Home Loans Servicing LP], as master servicer, CWALT, Inc., as depositor, and ______________________, as trustee.

      (1) [Countrywide] is duly organized as a [New York corporation] and is validly existing and in good standing under the laws of the State of [New York] and is duly authorized and qualified to transact any and all business contemplated by the Pooling and Servicing Agreement to be conducted by [Countrywide] in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

      (2) [Countrywide] has the full corporate power and authority to sell each [Countrywide] Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and each Supplemental Transfer Agreement and has duly authorized by all necessary corporate action on the part of [Countrywide] the execution, delivery and performance of the Pooling and Servicing Agreement and any Supplemental Transfer Agreement; and the Pooling and Servicing Agreement and each Supplemental Transfer Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of [Countrywide], enforceable against [Countrywide] in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

      (3) The execution and delivery of the Pooling and Servicing Agreement and each Supplemental Transfer Agreement by [Countrywide], the sale of the [Countrywide] Mortgage Loans by [Countrywide] under the Pooling and Servicing Agreement and each Supplemental Transfer Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of [Countrywide] and will not (A) result in a material breach of any term or provision of the charter or by-laws of [Countrywide] or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which [Countrywide] is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation


                                   S-II-A-1
      applicable to [Countrywide] of any court, regulatory body, administrative agency or governmental body having jurisdiction over [Countrywide]; and [Countrywide] is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair [Countrywide]'s ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

      (4) [Countrywide] is an approved servicer of conventional mortgage loans for FNMA or FHLMC and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

      (5) No litigation is pending or, to the best of [Countrywide]'s knowledge, threatened, against [Countrywide] that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of [Countrywide] to sell the [Countrywide] Mortgage Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

      (6) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by [Countrywide] of, or compliance by [Countrywide] with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, [Countrywide] has obtained the same.

      (7) [Countrywide] intends to treat the transfer of the [Countrywide] Mortgage Loans to the Depositor as a sale of the [Countrywide] Mortgage Loans for all tax, accounting and regulatory purposes.

      (8) [Countrywide] is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans in the Trust Fund for as long as such Mortgage Loans are registered with MERS.




                                   S-II-A-2

                                 SCHEDULE II-B

                                  CWALT, Inc.

                      Mortgage Pass-Through Certificates

                                Series 200_-__

               Representations and Warranties of [Park Granada]

            [Park Granada LLC] ("[Park Granada]") and [Countrywide Home Loans, Inc.] ("[Countrywide]"), each hereby makes the representations and warranties set forth in this Schedule II-B to the Depositor, the Master Servicer and the Trustee, as of the Closing Date, or if so specified herein, as of the Initial Cut-off Date, and with respect to all of the Supplemental Mortgage Loans as of the related Supplemental Transfer Date or if so specified herein, as of the related Supplemental Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule II-B shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among [Park Granada], as a seller, [Park Monaco Inc.], as a seller, [Park Sienna LLC], as a seller, [Countrywide], as a seller, [Countrywide Home Loans Servicing LP], as master servicer, CWALT, Inc., as depositor, and ______________________, as trustee.

            (1) [Park Granada] is a [limited liability company duly formed and validly existing and in good standing under the laws of the State of Delaware].

            (2) [Park Granada] has the full corporate power and authority to sell each [Park Granada] Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of [Park Granada] the execution, delivery and performance of the Pooling and Servicing Agreement and each Supplemental Transfer Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of [Park Granada], enforceable against [Park Granada] in accordance with its terms, except that
(a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

            (3) The execution and delivery of the Pooling and Servicing Agreement and each Supplemental Transfer Agreement by [Park Granada], the sale of the [Park Granada] Mortgage Loans by [Park Granada] under the Pooling and Servicing Agreement and each Supplemental Transfer Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of [Park Granada] and will not (A) result in a material breach of any term or provision of the certificate of formation or the limited liability company agreement of [Park Granada] or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which [Park Granada] is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to [Park Granada] of any court, regulatory body, administrative agency or governmental body having jurisdiction over [Park Granada]; and [Park Granada] is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or

                                   S-II-B-1
violation may materially impair [Park Granada]'s ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

            (4) No litigation is pending or, to the best of [Park Granada]'s knowledge, threatened, against [Park Granada] that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of [Park Granada] to sell the [Park Granada] Mortgage Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

            (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by [Park Granada] of, or compliance by [Park Granada] with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, [Park Granada] has obtained the same.

            (6) [Park Granada] intends to treat the transfer of the [Park Granada] Mortgage Loans to the Depositor as a sale of the [Park Granada] Mortgage Loans for all tax, accounting and regulatory purposes.




                                   S-II-B-2

                                 SCHEDULE II-C

                                  CWALT, Inc.

                      Mortgage Pass-Through Certificates

                                Series 200_-__

                Representations and Warranties of [Park Monaco]
                -----------------------------------------------

      [Park Monaco Inc.] ("[Park Monaco]") and[Countrywide Home Loans, Inc.] ("[Countrywide]"), each hereby makes the representations and warranties set forth in this Schedule II-C to the Depositor, the Master Servicer and the Trustee, as of the Closing Date, or if so specified herein, as of the Initial Cut-off Date, and with respect to all of the Supplemental Mortgage Loans as of the related Supplemental Transfer Date or if so specified herein, as of the related Supplemental Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule II-C shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among [Park Monaco], as a seller, [Countrywide], as a seller, [Park Granada LLC], as a seller, [Park Sienna LLC], as a seller, [Countrywide Home Loans Servicing LP], as master servicer, CWALT, Inc., as depositor, and ______________________, as trustee.

      (1) [Park Monaco] is a [corporation duly formed and validly existing and in good standing under the laws of the State of Delaware].

      (2) [Park Monaco] has the full corporate power and authority to sell each [Park Monaco] Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and each Supplemental Transfer Agreement and has duly authorized by all necessary corporate action on the part of [Park Monaco] the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of [Park Monaco], enforceable against [Park Monaco] in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

      (3) The execution and delivery of the Pooling and Servicing Agreement and each Supplemental Transfer Agreement by [Park Monaco], the sale of the [Park Monaco] Mortgage Loans by [Park Monaco] under the Pooling and Servicing Agreement and each Supplemental Transfer Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of [Park Monaco] and will not (A) result in a material breach of any term or provision of the certificate of formation or the limited liability company agreement of [Park Monaco] or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which [Park Monaco] is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to [Park Monaco] of any court, regulatory body, administrative agency or governmental body having jurisdiction over [Park Monaco]; and [Park Monaco] is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or


                                   S-II-C-1
violation may materially impair [Park Monaco]'s ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

      (4) No litigation is pending or, to the best of [Park Monaco]'s knowledge, threatened, against [Park Monaco] that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of [Park Monaco] to sell the [Park Monaco] Mortgage Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

      (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by [Park Monaco] of, or compliance by [Park Monaco] with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, [Park Monaco] has obtained the same.

      (6) [Park Monaco] intends to treat the transfer of the [Park Monaco] Mortgage Loans to the Depositor as a sale of the [Park Monaco] Mortgage Loans for all tax, accounting and regulatory purposes.



                                   S-II-C-2

                                 SCHEDULE II-D

                                  CWALT, Inc.

                      Mortgage Pass-Through Certificates

                                Series 200_-__

                Representations and Warranties of [Park Sienna]
                -----------------------------------------------

      [Park Sienna LLC] ("[Park Sienna]") and[Countrywide Home Loans, Inc.] ("[Countrywide]"), each hereby makes the representations and warranties set forth in this Schedule II-D to the Depositor, the Master Servicer and the Trustee, as of the Closing Date, or if so specified herein, as of the Initial Cut-off Date, and with respect to all of the Supplemental Mortgage Loans as of the related Supplemental Transfer Date or if so specified herein, as of the related Supplemental Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule II-D shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among [Park Sienna], as a seller, [Countrywide], as a seller, [Park Granada LLC], as a seller, [Park Monaco Inc.], as a seller, [Countrywide Home Loans Servicing LP], as master servicer, CWALT, Inc., as depositor, and ______________________, as trustee.

      (1) [Park Sienna] is a [limited liability company duly formed and validly existing and in good standing under the laws of the State of Delaware].

      (2) [Park Sienna] has the full corporate power and authority to sell each [Park Sienna] Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and each Supplemental Transfer Agreement and has duly authorized by all necessary corporate action on the part of [Park Sienna] the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of [Park Sienna], enforceable against [Park Sienna] in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

      (3) The execution and delivery of the Pooling and Servicing Agreement and each Supplemental Transfer Agreement by [Park Sienna], the sale of the [Park Sienna] Mortgage Loans by [Park Sienna] under the Pooling and Servicing Agreement and each Supplemental Transfer Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of [Park Sienna] and will not (A) result in a material breach of any term or provision of the certificate of formation or the limited liability company agreement of [Park Sienna] or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which [Park Sienna] is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to [Park Sienna] of any court, regulatory body, administrative agency or governmental body having jurisdiction over [Park Sienna]; and [Park Sienna] is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair


                                   S-II-D-1

[Park Sienna]'s ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

      (4) No litigation is pending or, to the best of [Park Sienna]'s knowledge, threatened, against [Park Sienna] that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of [Park Sienna] to sell the [Park Sienna] Mortgage Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

      (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by [Park Sienna] of, or compliance by [Park Sienna] with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, [Park Sienna] has obtained the same.

      (6) [Park Sienna] intends to treat the transfer of the [Park Sienna] Mortgage Loans to the Depositor as a sale of the [Park Sienna] Mortgage Loans for all tax, accounting and regulatory purposes


                                   S-II-D-2

                                SCHEDULE III-A

                                  CWALT, Inc.

                      Mortgage Pass-Through Certificates

                                Series 200_-__

Representations and Warranties of [Countrywide] as to all of the Mortgage Loans
-------------------------------------------------------------------------------

            [Countrywide Home Loans, Inc.] ("[Countrywide]") hereby makes the representations and warranties set forth in this Schedule III-A to the Depositor, the Master Servicer and the Trustee, with respect to all of the Initial Mortgage Loans as of the Closing Date, or if so specified herein, as of the Initial Cut-off Date, and with respect to all of the Supplemental Mortgage Loans as of the related Supplemental Transfer Date or if so specified herein, as of the related Supplemental Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule III-A shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among [Countrywide], as a seller, [Park Granada LLC], as a seller, [Park Monaco Inc.], as a seller, [Park Sienna LLC], as a seller, [Countrywide Home Loans Servicing LP], as master servicer, CWALT, Inc., as depositor, and ______________________, as trustee.

            (1) The information set forth on Schedule I to the Pooling and Servicing Agreement with respect to each Initial Mortgage Loan is true and correct in all material respects as of the Closing Date and with respect to each Supplemental Mortgage Loan is true and correct in all material respects as of the related Supplemental Transfer Date.

            (2) As of the Closing Date, all payments due with respect to each Initial Mortgage Loan prior to the Initial Cut-off Date have been made; and as of the Initial Cut-off Date, no Mortgage Loan has been contractually delinquent for [30] or more days more than once during the twelve months prior to the Initial Cut-off Date. As of each Supplemental Transfer Date, all payments due with respect to each related Supplemental Mortgage Loan prior to the related Supplemental Cut-off Date will have been made; and as of each Supplemental Cut-off Date, no related Supplemental Mortgage Loan will have been contractually delinquent for [30] or more days more than once during the twelve months prior to that Supplemental Cut-off Date.

            (3) No Initial Mortgage Loan had a Loan-to-Value Ratio at origination in excess of [95.00]%.

            (4) Each Mortgage is a valid and enforceable first lien on the Mortgaged Property subject only to (a) the lien of non delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

            (5) [Reserved].

            (6) There is no delinquent tax or assessment lien against any Mortgaged Property.



                                  S-III-A-1

            (7) There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

            (8) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (12) below.

            (9) As of the Closing Date with respect to the Initial Mortgage Loans and as of the related Supplemental Transfer Date with respect to the Supplemental Mortgage Loans, to the best of [Countrywide]'s knowledge, each Mortgaged Property is free of material damage and in good repair.

            (10) Each Mortgage Loan at origination complied in all material respects with applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, predatory and abusive lending laws, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

            (11) As of the Closing Date in the case of the Initial Mortgage Loans and as of the related Supplemental Transfer Date with respect to the Supplemental Mortgage Loans, neither [Countrywide] nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been delivered to the Trustee); satisfied, cancelled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

            (12) A lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located and acceptable to FNMA or FHLMC and is in a form acceptable to FNMA or FHLMC, which policy insures [Countrywide] and successor owners of indebtedness secured by the insured Mortgage, as to the first priority lien of the Mortgage subject to the exceptions set forth in paragraph
(4) above; to the best of [Countrywide]'s knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including [Countrywide], has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

            (13) Each Mortgage Loan was originated (within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended) by an entity that satisfied at the time of origination the requirements of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended.

            (14) To the best of [Countrywide]'s knowledge, all of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property.



                                  S-III-A-2

            (15) To the best of [Countrywide]'s knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of [Countrywide]'s knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and the Mortgaged Property is lawfully occupied under applicable law.

            (16) Each Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of [Countrywide]'s knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties.

            (17) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording the Mortgage Loans were paid.

            (18) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

            (19) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (20) Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or FHLMC, with such riders as have been acceptable to FNMA or FHLMC, as the case may be.

            (21) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due [Countrywide] have been capitalized under the Mortgage or the related Mortgage Note.

            (22) The origination, underwriting and collection practices used by [Countrywide] with respect to each Mortgage Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

            (23) There is no pledged account or other security other than real estate securing the Mortgagor's obligations.

            (24) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature.

            (25) Each Mortgage Loan contains a customary "due on sale" clause.



                                  S-III-A-3

            (26) As of the Closing Date, [ ] Initial Mortgage Loans provide for a prepayment penalty.

            (27) [Each Mortgage Loan which had a Loan-to-Value Ratio at origination in excess of [80.00]% is the subject of a Primary Insurance Policy that insures that portion of the principal balance equal to a specified percentage times the sum of the remaining principal balance of the related Mortgage Loan, the accrued interest thereon and the related foreclosure expenses. The specified coverage percentage for mortgage loans with terms to maturity between 25 and 30 years is 12% for Loan-to-Value Ratios between 80.01% and 85.00%, 25% for Loan-to-Value Ratios between 85.01% and 90.00%, 30%
for Loan-to-Value Ratios between 90.01% and 95.00% and 35% for Loan-to-Value Ratios between 95.01% and 100%. The specified coverage percentage for mortgage loans with terms to maturity of up to 20 years ranges from 6% to 12% for Loan-to-Value Ratios between 80.01% to 85.00%, from 12% to 20% for Loan-to-Value Ratios between 85.01% to 90.00% and 20% to 25% for Loan-to-Value Ratios between 90.01% and 95.00%. Each such Primary Insurance Policy is issued by a Qualified Insurer. All provisions of any such Primary Insurance Policy have been and are being complied with, any such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates either the Mortgagor or the mortgagee thereunder to maintain such insurance and to pay all premiums and charges in connection therewith, subject, in each case, to the provisions of
Section 3.09(b) of the Pooling and Servicing Agreement. The Mortgage Rate for each Mortgage Loan is net of any such insurance premium].

            (28) As of the Closing Date or the related Supplemental Transfer Date, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. All such individual insurance policies and all flood policies referred to in item (29) below contain a standard mortgagee clause naming [Countrywide] or the original mortgagee, and its successors in interest, as mortgagee, and [Countrywide] has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

            (29) If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.

            (30) To the best of [Countrywide]'s knowledge, there is no proceeding occurring, pending or threatened for the total or partial condemnation of the Mortgaged Property.



                                  S-III-A-4

            (31) There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of [Countrywide]'s knowledge, there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under the Mortgage or the related Mortgage Note; and [Countrywide] has not waived any default, breach, violation or event of acceleration.

            (32) Each Mortgaged Property is improved by a one- to four-family residential dwelling including condominium units and dwelling units in PUDs, which, to the best of [Countrywide]'s knowledge, does not include cooperatives or mobile homes and does not constitute other than real property under state law.

            (33) Each Mortgage Loan is being master serviced by the Master Servicer.

            (34) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Master Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

            (35) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed, but is not yet due and payable. Except for
(A) payments in the nature of escrow payments, and (B) interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Master Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage.

            (36) Each Mortgage Loan was underwritten in all material respects in accordance with [Countrywide]'s underwriting guidelines as set forth in the Prospectus Supplement.

            (37) Other than with respect to any Streamlined Documentation Mortgage Loan as to which the loan-to-value ratio of the related Original Mortgage Loan was less than [90]% at the time of the origination of such Original Mortgage Loan, prior to the approval of the Mortgage Loan application, an appraisal of the related Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; such appraisal is in a form acceptable to FNMA and FHLMC.

            (38) None of the Initial Mortgage Loans are graduated payment mortgage loans or a growing equity mortgage loans, and none of the Initial Mortgage Loans are subject to a buydown or similar arrangement.

            (39) Any leasehold estate securing a Mortgage Loan has a term of not less than five years in excess of the term of the related Mortgage Loan.

            (40) The Mortgage Loans were selected from among the outstanding fixed-rate one- to four-family mortgage loans in the portfolios of the Sellers at the Closing Date as to which the


                                  S-III-A-5
representations and warranties made as to the Mortgage Loans set forth in this
Schedule III-A can be made. Such selection was not made in a manner intended to adversely affect the interests of Certificateholders.

            (41) Except for [ ] Initial Mortgage Loans, each Initial Mortgage Loan has a payment date on or before the Due Date in the month of the first Distribution Date.

            (42) With respect to any Mortgage Loan as to which an affidavit has been delivered to the Trustee certifying that the original Mortgage Note is a Lost Mortgage Note, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Trustee will not be materially adversely affected by the absence of the original Mortgage Note. A "Lost Mortgage Note" is a Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

            (43) The Mortgage Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.

            (44) [The aggregate principal balance of the Discount Mortgage Loans will not exceed $[ ].]

            (45) None of the Mortgage Loans are subject to the Georgia Fair Lending Act, as amended.

            (46) None of the Mortgage Loans are "high cost" loans as defined by applicable predatory and abusive lending laws.

            (47) None of the Mortgage Loans are covered by the Home Ownership and Equity Protection Act of 1994 ("HOEPA").

            (48) No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46:10B-22 et seq.).

            (49) No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann. ss.ss. 58-21a-1 et seq.).

            (50) No Mortgage Loan is a "High-Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 (Mass. Gen. Laws ch. 183C).

            (51) No Mortgage Loan originated on or after January 1, 2005 is a "High Cost Home Loan" as defined in the Indiana Home Loan Practices Act, effective January 1, 2005 (Ind. Code Ann. Sections 24-9-1 through 24-9-9).

            (52) All of the Mortgage Loans were originated in compliance with all applicable laws, including, but not limited to, all applicable anti-predatory and abusive lending laws.

            (53) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable, and with respect to the foregoing, the terms "High Cost Loan" and "Covered Loan" have the meaning assigned to them in the then current Standard & Poor's LEVELS(R) Version 5.6c Glossary Revised, Appendix E which is attached hereto as Exhibit Q (the "Glossary") where (x) a "High Cost Loan" is each loan identified in the column "Category under applicable anti-predatory lending law" of the table entitled


                                  S-III-A-6

"Standard & Poor's High Cost Loan Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the State or jurisdiction specified in such table and (y) a "Covered Loan" is each loan identified in the column "Category under applicable anti-predatory lending law" of the table entitled "Standard & Poor's Covered Loan Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the State or jurisdiction specified in such table.

            (54) No Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

            (55) No proceeds from any Mortgage Loan underlying the Certificates were used to finance single-premium credit insurance policies.

            (56) [The Master Servicer for each Mortgage Loan in any Loan Group has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories) on a monthly basis.]

            (57) [Each Mortgage Loan had an original principal balance that conforms to Freddie Mac and Fannie Mae guidelines concerning original principal balance limits at the time of the origination of such Mortgage Loan.]

            (58) No Mortgage Loan in any Loan Group originated between October 1, 2002 and March 7, 2003 is subject to the Georgia Fair Lending Act, as amended. No Mortgage Loan in any Loan Group originated between October 1, 2002 and March 7, 2003 is secured by a Mortgaged Property located in the state of Georgia, and there is no Mortgage Loan originated on or after March 7, 2003 that is a "high cost home loan" as defined under the Georgia Fair Lending Act.

            (59) No Mortgagor related to a Mortgage Loan in any Loan Group was required to purchase any single premium credit insurance policy (e.g., life, disability, accident, unemployment, or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit; no Mortgagor related to a Mortgage Loan in any Loan Group obtained a prepaid single-premium credit insurance policy (e.g., life, disability, accident, unemployment, mortgage or health insurance) in connection with the origination of such Mortgage Loan; no proceeds from any Mortgage Loan in any Loan Group were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination or, or as a condition to closing, such Mortgage Loan.

            (60) No Mortgage Loan in any Loan Group originated prior to October 1, 2002 will impose prepayment penalties for a term in excess of five years after origination.

            (61) [With respect to all of the Mortgage Loans originated from August 1, 2004 through April 30, 2005, if the related Mortgage Loan or the related Mortgage Note, or any document relating to the loan transaction, contains a mandatory arbitration clause (that is, a clause that requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction), Countrywide will (i) notify the related borrower in writing within 60 days after the Closing Date that none of the related seller, the related servicer or any subsequent party that acquires an interest in the Mortgage Loan or services the Mortgage Loan will enforce the arbitration clause against the borrower, but that the borrower will continue to have the right to submit a dispute to arbitration, and (ii) place a copy of that notice in the Mortgage File. With respect to all of the Mortgage Loans originated on or after May 1, 2005, neither the related mortgage nor the related mortgage note


                                  S-III-A-7
requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.]

            (62) [Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.]


                                  S-III-A-8

                                SCHEDULE III-B

                                  CWALT, Inc.

                      Mortgage Pass-Through Certificates

                                Series 200_-__

               Representations and Warranties of [Countrywide]
                    as to the [Countrywide] Mortgage Loans
               -----------------------------------------------

            [Countrywide Home Loans, Inc.] ("[Countrywide]") hereby makes the representations and warranties set forth in this Schedule III-B to the Depositor, the Master Servicer and the Trustee, with respect to the [Countrywide] Mortgage Loans that are Initial Mortgage Loans as of the Closing Date, or if so specified herein, as of the Initial Cut-off Date, and with respect to the [Countrywide] Mortgage Loans that are Supplemental Mortgage Loans as of the related Supplemental Transfer Date or if so specified herein, as of the related Supplemental Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule III-B shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among [Countrywide], as a seller, [Park Granada LLC], as a seller, [Park Monaco Inc.], as a seller, [Park Sienna LLC], as a seller, [Countrywide Home Loans Servicing LP], as master servicer, CWALT, Inc., as depositor, and ______________________, as trustee.

            (1) Immediately prior to the assignment of each [Countrywide] Mortgage Loan to the Depositor, [Countrywide] had good title to, and was the sole owner of, such [Countrywide] Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.


                                  S-III-B-1

                                SCHEDULE III-C

                                  CWALT, Inc.

                      Mortgage Pass-Through Certificates

                                Series 200_-__

               Representations and Warranties of [Park Granada]
                    as to the [Park Granada] Mortgage Loans
               ------------------------------------------------

            [Park Granada LLC] ("[Park Granada]") hereby makes the representations and warranties set forth in this Schedule III-C to the Depositor, the Master Servicer and the Trustee, with respect to the [Park Granada] Mortgage Loans that are Initial Mortgage Loans as of the Closing Date, or if so specified herein, as of the Initial Cut-off Date, and with respect to the [Park Granada] Mortgage Loans that are Supplemental Mortgage Loans as of the related Supplemental Transfer Date or if so specified herein, as of the related Supplemental Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule III-C shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among[Countrywide Home Loans, Inc.], as a seller, [Park Granada], as a seller, [Park Monaco Inc.], as a seller, [Park Sienna LLC], as a seller, [Countrywide Home Loans Servicing LP], as master servicer, CWALT, Inc., as depositor, and ______________________, as trustee.

            (1) Immediately prior to the assignment of each [Park Granada] Mortgage Loan to the Depositor, [Park Granada] had good title to, and was the sole owner of, such [Park Granada] Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.


                                  S-III-C-1

                                SCHEDULE III-D

                                  CWALT, Inc.

                      Mortgage Pass-Through Certificates

                                Series 200_-__

                Representations and Warranties of [Park Monaco]
                    as to the [Park Monaco] Mortgage Loans
                -----------------------------------------------

            [Park Monaco Inc.] ("[Park Monaco]") hereby makes the representations and warranties set forth in this Schedule III-D to the Depositor, the Master Servicer and the Trustee, with respect to the [Park Monaco] Mortgage Loans that are Initial Mortgage Loans as of the Closing Date, or if so specified herein, as of the Initial Cut-off Date, and with respect to the [Park Monaco] Mortgage Loans that are Supplemental Mortgage Loans as of the related Supplemental Transfer Date or if so specified herein, as of the related Supplemental Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule III-D shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among[Countrywide Home Loans, Inc.], as a seller, [Park Monaco], as a seller, [Park Granada LLC], as a seller, [Park Sienna LLC], as a seller, [Countrywide Home Loans Servicing LP], as master servicer, CWALT, Inc., as depositor, and ______________________, as trustee.

            (1) Immediately prior to the assignment of each [Park Monaco] Mortgage Loan to the Depositor, [Park Monaco] had good title to, and was the sole owner of, such [Park Monaco] Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.


                                  S-III-D-1

                                SCHEDULE III-E

                                  CWALT, Inc.

                      Mortgage Pass-Through Certificates

                                Series 200_-__

                Representations and Warranties of [Park Sienna]
                    as to the [Park Sienna] Mortgage Loans
                -----------------------------------------------

            [Park Sienna LLC] ("[Park Sienna]") hereby makes the representations and warranties set forth in this Schedule III-E to the Depositor, the Master Servicer and the Trustee, with respect to the [Park Sienna] Mortgage Loans that are Initial Mortgage Loans as of the Closing Date, or if so specified herein, as of the Initial Cut-off Date, and with respect to the [Park Sienna] Mortgage Loans that are Supplemental Mortgage Loans as of the related Supplemental Transfer Date or if so specified herein, as of the related Supplemental Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule III-E shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among[Countrywide Home Loans, Inc.], as a seller, [Park Sienna], as a seller, [Park Monaco Inc.], as a seller, [Park Sienna LLC], as a seller, [Countrywide Home Loans Servicing LP], as master servicer, CWALT, Inc., as depositor, and ______________________, as trustee.

            (1) Immediately prior to the assignment of each [Park Sienna] Mortgage Loan to the Depositor, [Park Sienna] had good title to, and was the sole owner of, such [Park Sienna] Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.


                                  S-III-E-1

                                  SCHEDULE IV

                                  CWALT, Inc.

                      Mortgage Pass-Through Certificates

                                Series 200_-__

             Representations and Warranties of the Master Servicer
             -----------------------------------------------------

            [Countrywide Home Loans Servicing LP] ("[Countrywide] Servicing") hereby makes the representations and warranties set forth in this Schedule IV to the Depositor, the Sellers and the Trustee, as of the Closing Date. Capitalized terms used but not otherwise defined in this Schedule IV shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among[Countrywide Home Loans, Inc.], as a seller, [Park Granada LLC], as a seller, [Park Monaco Inc.], as a seller, [Park Sienna LLC], as a seller, [Countrywide Home Loans Servicing LP], as master servicer, CWALT, Inc., as depositor, and ______________________, as trustee.

            (1) [Countrywide] Servicing is duly organized as a limited partnership and is validly existing and in good standing under the laws of the State of Texas and is duly authorized and qualified to transact any and all business contemplated by the Pooling and Servicing Agreement to be conducted by [Countrywide] Servicing in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

            (2) [Countrywide] Servicing has the full partnership power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and each Supplemental Transfer Agreement and has duly authorized by all necessary partnership action on the part of [Countrywide] Servicing the execution, delivery and performance of the Pooling and Servicing Agreement and each Supplemental Transfer Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of [Countrywide] Servicing, enforceable against [Countrywide] Servicing in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought..

            (3) The execution and delivery of the Pooling and Servicing Agreement and each Supplemental Transfer Agreement by [Countrywide] Servicing, the servicing of the Mortgage Loans by [Countrywide] Servicing under the Pooling and Servicing Agreement and each Supplemental Transfer Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement and each Supplemental Transfer Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of [Countrywide] Servicing and will not (A) result in a material breach of any term or provision of the certificate of limited partnership, partnership agreement or other organizational document of [Countrywide] Servicing or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which [Countrywide] Servicing is a party or by which it may be


                                    S-IV-1
bound, or (C) constitute a material violation of any statute, order or regulation applicable to [Countrywide] Servicing of any court, regulatory body, administrative agency or governmental body having jurisdiction over [Countrywide] Servicing; and [Countrywide] Servicing is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the ability of [Countrywide] Servicing to perform or meet any of its obligations under the Pooling and Servicing Agreement.

            (4) [Countrywide] Servicing is an approved servicer of conventional mortgage loans for FNMA or FHLMC and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

            (5) No litigation is pending or, to the best of [Countrywide] Servicing's knowledge, threatened, against [Countrywide] Servicing that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of [Countrywide] Servicing to service the Mortgage Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

            (6) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by [Countrywide] Servicing of, or compliance by [Countrywide] Servicing with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, [Countrywide] Servicing has obtained the same.

            (7) [Countrywide] Servicing is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

                                    S-IV-2

                                  SCHEDULE V

                          Principal Balance Schedules


              [Attached to Prospectus Supplement, if applicable]




                                    S-V-1

                                  SCHEDULE VI
                    Form of Monthly Master Servicer Report

=============================================================================
                        LOAN LEVEL REPORTING SYSTEM
-----------------------------------------------------------------------------
                             DATABASE STRUCTURE
-----------------------------------------------------------------------------
                               [MONTH, YEAR]
-----------------------------------------------------------------------------
   Field Number      Field Name      Field Type   Field Width       Dec
-----------------------------------------------------------------------------
     1             INVNUM          Numeric               4
-----------------------------------------------------------------------------
     2             INVBLK          Numeric               4
-----------------------------------------------------------------------------
     3             INACNU          Character             8
-----------------------------------------------------------------------------
     4             BEGSCH          Numeric              15           2
-----------------------------------------------------------------------------
     5             SCHPRN          Numeric              13           2
-----------------------------------------------------------------------------
     6             TADPRN          Numeric              11           2
-----------------------------------------------------------------------------
     7             LIQEPB          Numeric              11           2
-----------------------------------------------------------------------------
     8             ACTCOD          Numeric              11
-----------------------------------------------------------------------------
     9             ACTDAT          Numeric               4
-----------------------------------------------------------------------------
     10            INTPMT          Numeric               8
-----------------------------------------------------------------------------
     11            PRNPMT          Numeric              13           2
-----------------------------------------------------------------------------
     12            ENDSCH          Numeric              13           2
-----------------------------------------------------------------------------
     13            SCHNOT          Numeric              13           2
-----------------------------------------------------------------------------
     14            SCHPAS          Numeric               7           3
-----------------------------------------------------------------------------
     15            PRINPT          Numeric               7           3
-----------------------------------------------------------------------------
     16            PRIBAL          Numeric              11           2
-----------------------------------------------------------------------------
     17            LPIDTE          Numeric              13           2
-----------------------------------------------------------------------------
     18            DELPRN          Numeric               7
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     19            PPDPRN          Numeric              11           2
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     20            DELPRN          Numeric              11           2
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     21            NXTCHG          Numeric               8
-----------------------------------------------------------------------------
     22            ARMNOT          Numeric               7           3
-----------------------------------------------------------------------------
     23            ARMPAS          Numeric               7           3
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     24            ARMPMT          Numeric              11           2
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     25            ZZTYPE          Character             2
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     26            ISSUID          Character             1
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     27            KEYNAME         Character             8
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TOTAL                                                  240
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Suggested Format:  DBASE file
                   Modem transmission
=============================================================================

                                    S-VI-1

                                   EXHIBIT A

                         [FORM OF SENIOR CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF [CEDE & CO.] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO [CEDE & CO.] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [CEDE & CO.], HAS AN INTEREST HEREIN.]

[SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").]

[UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (a) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT, AND IS NOT INVESTING ASSETS OF, AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN or arrangement SUBJECT TO SECTION 4975 OF THE CODE, OR (b) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE'S ACCEPTANCE OF A CERTIFICATE OF THIS CLASS AND BY A BENEFICIAL OWNER'S ACCEPTANCE OF ITS INTEREST IN A CERTIFICATE OF THIS CLASS. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, UNTIL THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO, OR TO A PERSON INVESTING ASSETS OF, AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR A PLAN OR ARRANGEMENT SUBJECT TO
SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

Certificate No.                 :

Cut-off Date                    :

First Distribution Date         :

Initial Certificate Balance
of this Certificate
("Denomination")                : $

Initial Certificate Balance
of all Certificates of
this Class                      : $


CUSIP                           :


Interest Rate                   :


Maturity Date                   :


                                  CWALT, INC.
            Mortgage Pass-Through Certificates, Series 200____-____
                                   Class [ ]

      evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

                           CWALT, Inc., as Depositor

      Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This certifies that ______________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by CWALT, Inc. (the "Depositor").
The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, [Countrywide Home Loans, Inc.], as a seller ("[CHL]"), [Park Granada LLC], as a seller ("[Park Granada]"), [Park Monaco, Inc.], as a seller ("[Park
Monaco]"), and [Park Sienna LLC], as a seller ("[Park Sienna]" and, together with [CHL], [Park Granada] and [Park Monaco], the "Sellers"), [Countrywide
Home Loans Servicing LP], as master servicer (the "Master Servicer"), and ___________________, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      [Until this certificate has been the subject of an ERISA-Qualifying Underwriting, no transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, or a person acting on behalf of or investing plan assets of any such benefit plan or arrangement, which representation letter shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, or (ii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), a trustee of any such benefit plan or arrangement or any other person acting on behalf of any such benefit plan or arrangement, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase and holding of such Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code, and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund. Unless the transferee delivers the Opinion of Counsel described above, such representation shall be deemed to have been made to the Trustee by the Transferee's acceptance of a Certificate of this Class and by a beneficial owner's acceptance of its interest in a Certificate of this Class. Notwithstanding anything else to the contrary herein, until such certificate has been the subject of an ERISA-Qualifying Underwriting, any purported transfer of a Certificate of this Class to, or to a person investing assets of, an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.]

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                 *    *    *

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__

                                  ___________________,
                                  as Trustee


                                  By ______________________


Countersigned:

By__________________________________________
      Authorized Signatory of
      ___________________,
      as Trustee

                                   EXHIBIT B


                      [FORM OF SUBORDINATED CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF [CEDE & CO.] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO [CEDE & CO.] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [CEDE & CO.], HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

[NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT (i) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF SUCH A BENEFIT PLAN OR ARRANGEMENT TO EFFECT THE TRANSFER, OR (ii) IF SUCH CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING AND THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION THAT THE TRANSFEREE IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" AS SUCH TERM IS DEFINED IN
SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60, AND THE PURCHASE AND HOLDING OF THE CERTIFICATE SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PTCE 95-60, OR (B) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

Certificate No.                 :

Cut-off Date                    :

First Distribution Date         :

Initial Certificate Balance
of this Certificate
("Denomination")                : $

Initial Certificate Balance
of all Certificates of
this Class                      : $


CUSIP                           :


Interest Rate                   :


Maturity Date                   :


                                  CWALT, INC.
            Mortgage Pass-Through Certificates, Series 200____-____
                                   Class [ ]

      evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

                           CWALT, Inc., as Depositor


      Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This certifies that ______________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by CWALT, Inc. (the "Depositor").
The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, [Countrywide Home Loans, Inc.], as a seller ("[CHL]"), [Park Granada LLC], as a seller ("[Park Granada]"), [Park Monaco, Inc.], as a seller ("[Park
Monaco]"), and [Park Sienna LLC], as a seller ("[Park Sienna]" and, together with [CHL], [Park Granada] and [Park Monaco], the "Sellers"),

[Countrywide Home Loans Servicing LP], as master servicer (the "Master Servicer"), and ___________________, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      [No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer. In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Sellers, the Master Servicer or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

      [No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, or a person acting on behalf of or investing plan assets of any such benefit plan or arrangement, which representation letter shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, (ii) if such certificate has been the subject of an ERISA-Qualifying Underwriting and the transferee is an insurance company, a representation that the transferee is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, or
(iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), a trustee of any such benefit plan or arrangement or any other person acting on behalf of any such benefit plan or arrangement, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase and holding of such Certificate will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund. Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.]

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__

                                   ___________________,
                                   as Trustee


                                   By ______________________


Countersigned:

By____________________________________
      Authorized Signatory of
      ___________________,
      as Trustee

                                  EXHIBIT C-1

                        [FORM OF RESIDUAL CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT (I) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF SUCH A BENEFIT PLAN OR ARRANGEMENT TO EFFECT THE TRANSFER, OR (II) IF SUCH CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING AND THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION THAT THE TRANSFEREE IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" AS SUCH TERM IS DEFINED IN
SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60, AND THE PURCHASE AND HOLDING OF THE CERTIFICATE SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PTCE 95-60, OR (B) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

[THIS CERTIFICATE REPRESENTS THE "TAX MATTERS PERSON RESIDUAL INTEREST" ISSUED UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO BELOW AND MAY NOT BE TRANSFERRED TO ANY PERSON EXCEPT IN CONNECTION WITH THE ASSUMPTION BY THE TRANSFEREE OF THE DUTIES OF THE SERVICER UNDER SUCH AGREEMENT.]




                                    C-1-1

Certificate No.                 :

Cut-off  Date                   :

First Distribution Date         :

Initial Certificate Balance
of this Certificate
("Denomination")                : $

Initial Certificate Balance
of all Certificates of
this Class                      : $


CUSIP                           :


Interest Rate                   :


Maturity Date                   :


                                  CWALT, INC.
            Mortgage Pass-Through Certificates, Series 200____-____
                                   Class A-R

      evidencing the distributions allocable to the Class A-R Certificates with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

                           CWALT, Inc., as Depositor

      Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This certifies that ______________________________ is the registered owner of the Percentage Interest (obtained by dividing the Denomination of this Certificate by the aggregate Initial Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited by CWALT, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, [Countrywide Home
Loans, Inc.], as a seller ("[CHL]"), [Park Granada LLC], as a seller ("[Park Granada]"), [Park Monaco, Inc.], as a seller ("[Park Monaco]"), and [Park
Sienna LLC], as a seller ("[Park Sienna]" and, together with [CHL], [Park Granada] and [Park Monaco], the "Sellers"), [Countrywide Home Loans Servicing LP], as master servicer (the "Master Servicer"), and ___________________, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This
Certificate is issued


                                    C-1-2
under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

      No transfer of a Class A-R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, or a person acting on behalf of or investing plan assets of any such benefit plan or arrangement, which representation letter shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, (ii) if such certificate has been the subject of an ERISA-Qualifying Underwriting and the transferee is an insurance company, a representation that the transferee is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), a trustee of any such benefit plan or arrangement or any other person acting on behalf of any such benefit plan or arrangement, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase and holding of such Certificate will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund. Notwithstanding anything else to the contrary herein, any purported transfer of a Class A-R Certificate to or on behalf of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

      Each Holder of this Class A-R Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class A-R Certificate may be transferred without delivery to the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class A-R Certificate must agree not to transfer an Ownership Interest in this Class A-R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class A-R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.



                                    C-1-3

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__

                                    ___________________,
                                    as Trustee


                                    By ______________________

Countersigned:

By ___________________________
      Authorized Signatory of
      ___________________,
      as Trustee




                                    C-1-4

                                  EXHIBIT C-2

                         [FORM OF CLASS P CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THIS CLASS P CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS P CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS P CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT (I) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF SUCH A BENEFIT PLAN OR ARRANGEMENT TO EFFECT THE TRANSFER, OR (II) IF SUCH CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING AND THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION THAT THE TRANSFEREE IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" AS SUCH TERM IS DEFINED IN
SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60, AND THE PURCHASE AND HOLDING OF THE CERTIFICATE SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PTCE 95-60, OR (B) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.




                                    C-2-1

Certificate No.                 :

Initial Certificate Balance
of this Certificate
("Denomination")                :     $

Initial Certificate Balance
of all Certificates of
this Class                      :     $


CUSIP                           :


ISIN                            :


Interest Rate                   :


Maturity Date                   :


                                  CWALT, INC.
                      Alternative Loan Trust 200____-____
            Mortgage Pass-Through Certificates, Series 200____-____

      evidencing a percentage interest in the distributions allocable to the Class P Certificates with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first and second liens on one- to four-family residential properties

                           CWALT, Inc., as Depositor

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This certifies that __________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Notional Amount of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by CWALT, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, [Countrywide Home Loans, Inc.], as a seller ("[CHL]"), [Park Granada LLC], as a seller ("[Park Granada]"), [Park Monaco, Inc.], as a seller ("[Park Monaco]"), and [Park Sienna LLC], as a seller ("[Park Sienna]" and, together with [CHL], [Park Granada] and [Park Monaco], the "Sellers"), [Countrywide Home Loans Servicing LP], as master servicer (the "Master Servicer"), and ___________________, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject


                                    C-2-2
to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement, a distribution will be made on the [25]th day of each month or, if such [25]th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class P Certificates on such Distribution Date pursuant to Section 4.02 of the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month immediately preceding such Distribution Date.

      Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall hold 100% of a Class of Regular Certificates or of Certificates with an aggregate Initial Certificate Balance of $[1,000,000] or more, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

      No transfer of a Class P Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Act and any applicable state securities laws or is exempt from the registration requirements under the Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Act and such laws, in order to assure compliance with the Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer. In the event that such a transfer is to be made within two years from the date of the initial issuance of Certificates, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Regulations promulgated pursuant to the Act) to the Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Master Servicer or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Certificate and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      No transfer of a Class P Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of a Class P Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to
Section 4975 of the Code, or a person acting on behalf of or investing plan assets of any such benefit plan or arrangement, which representation letter shall not be an expense of the Trustee, the Master Servicer or the Trust Fund,
(ii) if such Class P Certificate has been the subject of an ERISA-Qualifying Underwriting and the transferee is an insurance company, a representation that the transferee is purchasing such Class P Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Class P Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, or (iii) in the case of a Class P Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan or arrangement subject to
Section 4975 of the Code (or comparable provisions of any subsequent enactments), a trustee of any such benefit plan or arrangement or any other person acting on


                                    C-2-3
behalf of any such benefit plan or arrangement, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase and holding of such Certificate will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund. Notwithstanding anything else to the contrary herein, any purported transfer of a Class P Certificate to or on behalf of an employee benefit plan subject to ERISA or a plan or arrangement subject to Section 4975 of the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

      This Class P Certificate may not be pledged or used as collateral for any other obligation if it would cause any portion of the Trust Fund to be treated as a taxable mortgage pool under Section 7701(i) of the Code.

      Each Holder of this Class P Certificate will be deemed to have agreed to be bound by the transfer restrictions set forth in the Agreement and all other terms and provisions of the Agreement.

      This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Trustee.

                                *     *     *



                                    C-2-4

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__

                                    ___________________,
                                    as Trustee


                                    By ______________________
                                       Name:
                                       Title:





Countersigned:

By ___________________________
      Authorized Signatory of
      ___________________,
      as Trustee




                                    C-2-5

                                  EXHIBIT C-3

                         [FORM OF CLASS C CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THIS CLASS C CERTIFICATE IS SUBORDINATE TO THE OFFERED CERTIFICATES TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CLASS C CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

[THIS CLASS C CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

[NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING THE ASSETS OF THAT PLAN OR ARRANGEMENT TO EFFECT THAT TRANSFER, OR (B) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR A PLAN SUBJECT TO
SECTION 4975 OF THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]




                                    C-3-1

Certificate No.                 :

Initial Certificate Balance
of this Certificate
("Denomination")                :     $

Initial Certificate Balance
of all Certificates of
this Class                      :     $


CUSIP                           :


ISIN                            :


Interest Rate                   :


Maturity Date                   :


                                  CWALT, INC.
                      Alternative Loan Trust 200____-____
            Mortgage Pass-Through Certificates, Series 200____-____

      evidencing a percentage interest in the distributions allocable to the Class C Certificates with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first and second liens on one- to four-family residential properties

                           CWALT, Inc., as Depositor

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This certifies that __________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Notional Amount of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by CWALT, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, [Countrywide Home Loans, Inc.], as a seller ("[CHL]"), [Park Granada LLC], as a seller ("[Park Granada]"), [Park Monaco, Inc.], as a seller ("[Park Monaco]"), and [Park Sienna LLC], as a seller ("[Park Sienna]" and, together with [CHL], [Park Granada] and [Park Monaco], the "Sellers"), [Countrywide Home Loans Servicing LP], as master servicer (the "Master Servicer"), and ___________________, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject


                                    C-3-2
to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class C Certificates on such Distribution Date pursuant to Section 4.02 of the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month immediately preceding such Distribution Date.

      Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall hold [100]% of a Class of Regular Certificates or of Certificates with an aggregate Initial Certificate Balance of $[1,000,000] or more, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

      No transfer of a Class C Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Act and any applicable state securities laws or is exempt from the registration requirements under the Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Act and such laws, in order to assure compliance with the Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer. In the event that such a transfer is to be made within two years from the date of the initial issuance of Certificates, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Regulations promulgated pursuant to the Act) to the Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Master Servicer or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Certificate and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      No transfer of a Class C Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to section 406 of ERISA or a plan subject to section 4975 of the Code, or a Person acting on behalf of any such plan or using the assets of any such plan, or (ii) in the case of any Class C Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan subject to section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of or investing plan assets of any such plan, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Class C Certificate will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee. Notwithstanding anything else to the contrary herein, any purported transfer of a Class C Certificate to or on behalf of an employee benefit plan subject


                                    C-3-3
to section 406 of ERISA or a plan subject to section 4975 of the Code without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

      This Class C Certificate may not be pledged or used as collateral for any other obligation if it would cause any portion of the Trust Fund to be treated as a taxable mortgage pool under Section 7701(i) of the Code.

      Each Holder of this Class C Certificate will be deemed to have agreed to be bound by the transfer restrictions set forth in the Agreement and all other terms and provisions of the Agreement.

      This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Trustee.

                                *     *     *



                                    C-3-4

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 20__

                                    _______________________,
                                    as Trustee


                                    By ______________________
                                       Name:
                                       Title:





Countersigned:

By ___________________________
      Authorized Signatory of
      ______________________,
      as Trustee



                                    C-3-5

                                   EXHIBIT D

                                  [RESERVED]

                                   EXHIBIT E

                       [FORM OF] REVERSE OF CERTIFICATES

                                  CWALT, INC.
                      Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as CWALT, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

      This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Agreement, a distribution will be made on the [25]th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

      The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Master Servicer, the Sellers and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the Pool Stated Principal Balance is less than or equal to [10]% of the Cut-off Date Pool Principal Balance, the Master Servicer will have the option, subject to the limitations set forth in the Agreement, to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

      Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

                ________________________________________________________________

Dated:

                                      __________________________________________
                                      Signature by or on behalf of assignor



                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to, ________________________________________________
________________________________________________________________________________
_______________________________________________________________________________,
for the account of ____________________________________________________________,
account number _________________, or, if mailed by check, to __________________.
Applicable statements should be mailed to _____________________________________,
________________________________________________________________________________
_______________________________________________________________________________.

     This information is provided by __________________________________________, the assignee named above, or __________________________________________________,
as its agent.

STATE OF                   )
                           )  ss.:
COUNTY OF                  )


On the _____day of ___________________, 20__ before me, a notary public in and for said State, personally appeared _____________________________________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.


                                        ________________________________________
                                                     Notary Public



                                [Notarial Seal]

                                  EXHIBIT F-1

                  [FORM OF] INITIAL CERTIFICATION OF TRUSTEE
                           (INITIAL MORTGAGE LOANS)

                                    [date]


[Depositor]

[Master Servicer]

[Countrywide]

______________________

______________________


            Re: Pooling and Servicing Agreement among CWALT, Inc., as Depositor, [Countrywide Home Loans, Inc.] ("[Countrywide]"), as a Seller, [Park Granada LLC], as a Seller, [Park Monaco, Inc.], as a Seller, [Park
                  Sienna LLC], as a Seller, [Countrywide Home Loans Servicing LP], as Master Servicer, and ___________________, as Trustee, Mortgage Pass-Through Certificates, Series 200_-_
                  ---------------------------
Gentlemen:

      In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, as to each Initial Mortgage Loan listed in the Mortgage Loan Schedule (other than any Initial Mortgage Loan paid in full or listed on the attached schedule) it has received:

      (i) (a) the original Mortgage Note endorsed in the following form: "Pay to the order of __________, without recourse" or (b) with respect to any Lost Mortgage Note, a lost note affidavit from [Countrywide] stating that the original Mortgage Note was lost or destroyed; and

      (ii) a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments).

      Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Initial Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Initial Mortgage Loan.

                                     F-1-1

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                       ___________________,
                                       as Trustee


                                       By:___________________________________
                                       Name:
                                       Title:


                                     F-1-2

                                  EXHIBIT F-2

                  [FORM OF] INITIAL CERTIFICATION OF TRUSTEE
                         (SUPPLEMENTAL MORTGAGE LOANS)




                                    [date]

[Depositor]

[Master Servicer]

[Countrywide]

_____________________

_____________________


            Re: Pooling and Servicing Agreement among CWALT, Inc., as Depositor, [Countrywide Home Loans, Inc.], as a Seller, [Park Granada LLC], as a Seller, [Park Monaco, Inc.], as a Seller, [Park Sienna LLC], as a Seller, [Countrywide Home Loans Servicing LP], as Master Servicer, and ___________________, as Trustee, Mortgage Pass-Through Certificates, Series 20__-__ and the Supplemental Transfer Agreement dated as of [month] ____, 200_ among CWALT, Inc., as Depositor, [Countrywide Home Loans, Inc.], as a Seller, [Park Granada LLC], as a Seller, [Park Monaco, Inc.], as a Seller, [Park Sienna LLC], as a Seller, and ___________________, as Trustee
                  -------------------------------

Gentlemen:

      In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") and the Supplemental Transfer Agreement, dated as of [month] ____, 200_, the undersigned, as Trustee, hereby certifies that, as to each Supplemental Mortgage Loan listed in the Mortgage Loan Schedule (other than any Supplemental Mortgage Loan paid in full or listed on the attached schedule) it has received:

      (i) (a) the original Mortgage Note endorsed in the following form: "Pay to the order of __________, without recourse" or (b) with respect to any Lost Mortgage Note, a lost note affidavit from the Seller stating that the original Mortgage Note was lost or destroyed; and

      (ii) a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments).

      Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.



                                    F-2-1

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Supplemental Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Supplemental Mortgage Loan.




                                    F-2-2

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                       ___________________,
                                       as Trustee


                                       By:__________________________________
                                       Name:
                                       Title:



                                    F-2-3

                                  EXHIBIT G-1

                    [FORM OF] DELAY DELIVERY CERTIFICATION
                           (INITIAL MORTGAGE LOANS)

                                    [date]

[Depositor]

[Master Servicer]

[Countrywide]

___________________________

___________________________


            Re: Pooling and Servicing Agreement among CWALT, Inc., as Depositor, [Countrywide Home Loans, Inc.] ("[Countrywide]"), as a Seller, [Park Granada LLC], as a Seller, [Park Monaco, Inc.], as a Seller, [Park
                  Sienna LLC], as a Seller, [Countrywide Home Loans Servicing LP], as Master Servicer, and ___________________, as Trustee, Mortgage Pass-Through Certificates, Series 200_-_
                  ---------------------------

Gentlemen:

      Reference is made to the Initial Certification of Trustee relating to the above-referenced series, with the schedule of exceptions attached thereto (the "Schedule A"), delivered by the undersigned, as Trustee, on the Closing Date in accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"). The undersigned hereby certifies that, as to each Delay Delivery Initial Mortgage Loan listed on Schedule A attached hereto (other than any Initial Mortgage Loan paid in full or listed on Schedule B attached hereto) it has received:

      (i) the original Mortgage Note, endorsed by [Countrywide] or the originator of such Mortgage Loan, without recourse in the following form: "Pay to the order of _______________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to [Countrywide], or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from [Countrywide], stating that the original Mortgage Note was lost or destroyed, together with a copy of the related Mortgage Note;

      (ii) in the case of each Initial Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, [and in the case of each Initial Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage, noting thereon the presence of the MIN of the Initial Mortgage Loan and language indicating that the Initial Mortgage Loan is a MOM Loan if the Initial Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded];



                                    G-1-1

      (iii) in the case of each Initial Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage to "___________________, as trustee under the Pooling and Servicing Agreement dated as of [month] 1, 200_, without recourse", or, in the case of each Initial Mortgage Loan with respect to property located in the State of California that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage in blank (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

      (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage [(noting the presence of a MIN in the case of each MERS Mortgage
            Loan)];

      (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

      (vi) the original or duplicate original lender's title policy or a printout of the electronic equivalent and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

      In the event that in connection with any Mortgage Loan that is not a MERS Mortgage Loan [Countrywide] cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv), as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by [Countrywide], the applicable title company, escrow agent or attorney, or the originator of such Initial Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.

      Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Initial Mortgage Loan, and (ii) the information set forth in items (i), (iv),
(v), (vi), (viii), (xi) and (xiv) of the definition of the "Mortgage Loan Schedule" in Article I of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Initial Mortgage Loans identified on the [Mortgage Loan Schedule][Loan Number and Borrower Identification Mortgage Loan Schedule] or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.




                                    G-1-2

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                    ___________________,
                                      as Trustee


                                    By:___________________________________
                                    Name:
                                    Title:




                                    G-1-3

                                  EXHIBIT G-2


                    [FORM OF] DELAY DELIVERY CERTIFICATION
                         (SUPPLEMENTAL MORTGAGE LOANS)

                                    [date]


[Depositor]

[Master Servicer]

[Countrywide]


               Re: Pooling and Servicing Agreement among CWALT, Inc., as Depositor, [Countrywide Home Loans, Inc.], as a Seller, [Park Granada LLC], as a Seller, [Park Monaco, Inc.], as a Seller, [Park Sienna LLC], as a Seller, [Countrywide Home Loans Servicing LP], as Master Servicer, and ___________________, as Trustee, Mortgage Pass-Through Certificates, Series 20__-__ and the Supplemental Transfer Agreement dated as of [month] ____, 200_ among CWALT, Inc., as Depositor, [Countrywide Home Loans, Inc.], as a Seller, [Park Granada LLC], as a Seller, [Park Monaco, Inc.], as a Seller, [Park Sienna LLC], as a Seller, and ___________________, as Trustee
                    -------------------------------

Gentlemen:

      Reference is made to the Initial Certification of Trustee relating to the above-referenced series, with the schedule of exceptions attached thereto (the "Schedule A"), delivered by the undersigned, as Trustee, on [month] __, 200_ (such date being the related "Supplemental Transfer Date" in accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"). The undersigned hereby certifies that, as to each Delay Delivery Supplemental Mortgage Loan listed on Schedule A attached hereto (other than any Supplemental Mortgage Loan paid in full or listed on Schedule B attached hereto) it has received:

      (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse in the following form: "Pay to the order of _______________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller, or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Seller, stating that the original Mortgage Note was lost or destroyed, together with a copy of the related Mortgage Note;

      (ii) in the case of each Supplemental Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, [and in the case of each Supplemental Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage, noting thereon the presence of the MIN


                                    G-2-1
            of the Supplemental Mortgage Loan and language indicating that the Supplemental Mortgage Loan is a MOM Loan if the Supplemental Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded];

      (iii) in the case of each Supplemental Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage to "___________________, as trustee under the Pooling and Servicing Agreement dated as of [month] 1, 200_, without recourse", or, in the case of each Supplemental Mortgage Loan with respect to property located in the State of California that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage in blank (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

      (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage [(noting the presence of a MIN in the case of each MERS Mortgage
            Loan)];

      (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

      (vi) the original or duplicate original lender's title policy or a printout of the electronic equivalent and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

      In the event that in connection with any Mortgage Loan that is not a MERS Mortgage Loan the Seller cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv), as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by the Seller, the applicable title company, escrow agent or attorney, or the originator of such Supplemental Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.

      Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Supplemental Mortgage Loan, and (ii) the information set forth in items (i),
(iv), (v), (vi), (viii), (xi) and (xiv) of the definition of the "Mortgage Loan Schedule" in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Supplemental Mortgage Loans identified on the [Mortgage Loan Schedule][Loan Number and Borrower Identification Mortgage Loan Schedule] or
(ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.


                                    G-2-2

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                    ___________________,
                                      as Trustee


                                    By:__________________________________
                                    Name:
                                    Title:




                                    G-2-3

                                  EXHIBIT H-1


                   [FORM OF] FINAL CERTIFICATION OF TRUSTEE
                           (INITIAL MORTGAGE LOANS)

                                    [date]


[Depositor]

[Master Servicer]

[Countrywide]

________________________

________________________


                    Re: Pooling and Servicing  Agreement  among CWALT,  Inc., as
                        Depositor, [Countrywide Home Loans, Inc.] ("[Countrywide]"), as a Seller, [Park Granada LLC], as a Seller, [Park Monaco, Inc.], as a Seller, [Park
                        Sienna LLC], as a Seller, [Countrywide Home Loans Servicing LP], as Master Servicer, and ___________________, as Trustee, Mortgage Pass-Through Certificates, Series 200_-_
                        ---------------------------

Gentlemen:

      In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that as to each Initial Mortgage Loan listed in the Mortgage Loan Schedule (other than any Initial Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

      (i) the original Mortgage Note, endorsed by [Countrywide] or the originator of such Mortgage Loan, without recourse in the following form: "Pay to the order of _______________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to [Countrywide], or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from [Countrywide], stating that the original Mortgage Note was lost or destroyed, together with a copy of the related Mortgage Note;

      (ii) in the case of each Initial Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, [and in the case of each Initial Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage, noting thereon the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded];



                                    H-1-1

      (iii) in the case of each Initial Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage to "___________________, as trustee under the Pooling and Servicing Agreement dated as of [month] 1, 200_, without recourse", or, in the case of each Initial Mortgage Loan with respect to property located in the State of California that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage in blank (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

      (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage [(noting the presence of a MIN in the case of each Initial Mortgage Loan that is a MERS Mortgage Loan)];

      (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

      (vi) the original or duplicate original lender's title policy or a printout of the electronic equivalent and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

      In the event that in connection with any Initial Mortgage Loan that is not a MERS Mortgage Loan [Countrywide] cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv), as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by [Countrywide], the applicable title company, escrow agent or attorney, or the originator of such Initial Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.

      Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Initial Mortgage Loan, and (ii) the information set forth in items (i), (iv),
(v), (vi), (viii), (xi) and (xiv) of the definition of the "Mortgage Loan Schedule" in Article I of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Initial Mortgage Loans identified on the [Mortgage Loan Schedule][Loan Number and Borrower Identification Mortgage Loan Schedule] or (ii) the collectibility, insurability, effectiveness or suitability of any such Initial Mortgage Loan.




                                    H-1-2

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                       ___________________,
                                         as Trustee


                                       By :________________________________
                                       Name:
                                       Title:



                                    H-1-3

                                  EXHIBIT H-2

                   [FORM OF] FINAL CERTIFICATION OF TRUSTEE
                         (SUPPLEMENTAL MORTGAGE LOANS)

                                    [date]


[Depositor]

[Master Servicer]

[Countrywide]

____________________

____________________


                    Re: Pooling and Servicing  Agreement  among CWALT,  Inc., as
                        Depositor, [Countrywide Home Loans, Inc.], as a Seller, [Park Granada LLC], as a Seller, [Park Monaco, Inc.], as a Seller, [Park Sienna LLC], as a Seller, [Countrywide Home Loans Servicing LP], as Master Servicer, and ___________________, as Trustee, Mortgage Pass-Through Certificates, Series 20__-__ and the Supplemental Transfer Agreement dated as of [month] ____, 200_ among CWALT, Inc., as Depositor, [Countrywide Home Loans, Inc.], as a Seller, [Park Granada LLC], as a Seller, [Park Monaco, Inc.], as a Seller, [Park Sienna LLC], as a Seller, and ___________________, as Trustee
                        -------------------------------

Gentlemen:

      In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that as to each Supplemental Mortgage Loan listed in the Mortgage Loan Schedule (other than any Supplemental Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

      (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse in the following form: "Pay to the order of _______________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller, or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Seller, stating that the original Mortgage Note was lost or destroyed, together with a copy of the related Mortgage Note;

      (ii) in the case of each Supplemental Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, [and in the case of each Supplemental Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage, noting thereon the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if


                                    H-2-1
            the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded];

      (iii) in the case of each Supplemental Mortgage Loan that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage to "___________________, as trustee under the Pooling and Servicing Agreement dated as of [month] 1, 200_, without recourse", or, in the case of each Supplemental Mortgage Loan with respect to property located in the State of California that is not a MERS Mortgage Loan, a duly executed assignment of the Mortgage in blank (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

      (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage [(noting the presence of a MIN in the case of each Supplemental Mortgage Loan that is a MERS Mortgage Loan)];

      (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

      (vi) the original or duplicate original lender's title policy or a printout of the electronic equivalent and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

      In the event that in connection with any Supplemental Mortgage Loan that is not a MERS Mortgage Loan the Seller cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv), as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by the Seller, the applicable title company, escrow agent or attorney, or the originator of such Supplemental Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.

      Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Supplemental Mortgage Loan, and (ii) the information set forth in items (i),
(iv), (v), (vi), (viii), (xi) and (xiv) of the definition of the "Mortgage Loan Schedule" in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Supplemental Mortgage Loans identified on the [Mortgage Loan Schedule][Loan Number and Borrower Identification Mortgage Loan Schedule] or
(ii) the collectibility, insurability, effectiveness or suitability of any such Supplemental Mortgage Loan.




                                    H-2-2

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                       ___________________,
                                        as Trustee


                                       By :________________________________
                                       Name:
                                       Title:


                                    H-2-3

                                   EXHIBIT I

                         [FORM OF] TRANSFER AFFIDAVIT

                                  CWALT, Inc.
                      Mortgage Pass-Through Certificates
                                 Series 200_-_
                                        ------

STATE OF                     )
                             ) ss.:
COUNTY OF                    )


      The undersigned, being first duly sworn, deposes and says as follows:

            1. The undersigned is an officer of _______________________________, the proposed Transferee of an Ownership Interest in a Class A-R Certificate
(the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated as of _________ __, 2___ (the "Agreement"), by and among CWALT, Inc., as depositor (the "Depositor"), [Countrywide Home Loans, Inc.] (the "Company"), as a Seller, [Park Granada LLC], as a Seller, [Park Monaco, Inc.], as a
Seller, [Park Sienna LLC], as a Seller (and together with the Company, [Park Granada] and [Park Monaco], the "Sellers"), [Countrywide Home Loans Servicing LP], as Master Servicer and ___________________, as Trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

            2. The Transferee is not an employee benefit plan that is subject to Title I of ERISA or to section 4975 of the Internal Revenue Code of 1986, nor is it acting on behalf of or with plan assets of any such plan. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee will endeavor to remain a Permitted Transferee for so long as it retains its Ownership Interest in the Certificate. The Transferee is acquiring its Ownership Interest in the Certificate for its own account.

            3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

            4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

            5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

            6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit J-1 to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

            7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Class A-R Certificates.

            8. The Transferee's taxpayer identification number is _____________.

            9. The Transferee is a U.S. Person as defined in Code section 7701(a)(30) and, unless the Transferor (or any subsequent transferor) expressly waives such requirement, will not cause income from the Certificate to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee or another U.S. taxpayer.

            10. The Transferee is aware that the Class A-R Certificates may be "noneconomic residual interests" within the meaning of Treasury Regulation
Section 1.860E-1(c) and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. In addition, as the Holder of a noneconomic residual interest, the Transferee may incur tax liabilities in excess of any cash flows generated by the interest and the Transferee hereby represents that it intends to pay taxes associated with holding the residual interest as they become due.

            11. The Transferee has provided financial statements or other financial information requested by the Transferor in connection with the transfer of the Certificate to permit the Transferor to assess the financial capability of the Transferee to pay such taxes. The Transferee historically has paid its debts as they have come due and intends to pay its debts as they come due in the future.

            12. Unless the Transferor (or any subsequent transferor) expressly waives such requirement, the Transferee (and any subsequent transferee) certifies (or will certify), respectively, that the transfer satisfies either the "Asset Test" imposed by Treasury Regulation ss. 1.860E-1(c)(5) or the "Formula Test" imposed by Treasury Regulation ss. 1.860E-1(c)(7).

                                *     *     *

            IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf by its duly authorized officer, this_____ day of ___________, 2___.


                                       ________________________________________
                                       PRINT NAME OF TRANSFEREE


                                       By:_____________________________________
                                       Name:
                                       Title:

[Corporate Seal]

ATTEST:



_______________________________________
[Assistant] Secretary

      Personally appeared before me the above-named ___________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________________________ of the Transferee,
and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of _________, 20__.




                                       ______________________________________
                                       NOTARY PUBLIC


                                       My Commission expires the
                                       ___ day of ________, 20__

WAIVER OF REQUIREMENT THAT TRANSFEREE CERTIFIES TRANSFER OF CERTIFICATE SATISFIES CERTAIN REGULATORY "SAFE HARBORS"

            The Transferor hereby waives the requirement that the Transferee certify that the transfer of the Certificate satisfies either the "Asset Test" imposed by Treasury Regulation ss. 1.860E-1(c)(5) or the "Formula Test" imposed by Treasury Regulation ss. 1.860E-1(c)(7).

                                    CWALT, INC.


                                    By: ________________________________
                                        Name:
                                        Title:

                                                                  EXHIBIT 1 to
                                                                     EXHIBIT I

                              Certain Definitions

            "Asset Test": A transfer satisfies the Asset Test if: (i) At the time of the transfer, and at the close of each of the transferee's two fiscal years preceding the transferee's fiscal year of transfer, the transferee's gross assets for financial reporting purposes exceed $100 million and its net assets for financial reporting purposes exceed $10 million. The gross assets and net assets of a transferee do not include any obligation of any "related person" or any other asset if a principal purpose for holding or acquiring the other asset is to permit the transferee to satisfy such monetary conditions;
(ii) The transferee must be an "eligible corporation" and must agree in writing that any subsequent transfer of the interest will be to another eligible corporation in a transaction that satisfies paragraphs 9 through 11 of this Transfer Affidavit and the Asset Test. A transfer fails to meet the Asset Test if the transferor knows, or has reason to know, that the transferee will not honor the restrictions on subsequent transfers of the Certificate; and (iii) A reasonable person would not conclude, based on the facts and circumstances known to the transferor on or before the date of the transfer, that the taxes associated with the Certificate will not be paid. The consideration given to the transferee to acquire the Certificate is only one factor to be considered, but the transferor will be deemed to know that the transferee cannot or will not pay if the amount of consideration is so low compared to the liabilities assumed that a reasonable person would conclude that the taxes associated with holding the Certificate will not be paid. For purposes of applying the Asset Test, (i) an "eligible corporation" means any domestic C corporation (as defined in section 1361(a)(2) of the Code) other than (A) a corporation which is exempt from, or is not subject to, tax under section 11 of the Code, (B) an entity described in section 851(a) or 856(a) of the Code, (C) A REMIC, or (D) an organization to which part I of subchapter T of chapter 1 of subtitle A of the Code applies; (ii) a "related person" is any person that (A) bears a relationship to the transferee enumerated in section 267(b) or 707(b)(1) of the Code, using "20 percent" instead of "50 percent" where it appears under the provisions, or (B) is under common control (within the meaning of section 52(a) and (b)) with the transferee.

            "Formula Test": A transfer satisfies the formula test if the present value of the anticipated tax liabilities associated with holding the Certificate does not exceed the sum of (i) the present value of any consideration given to the transferee to acquire the Certificate; (ii) the present value of the expected future distributions on the Certificate; and
(iii) the present value of the anticipated tax savings associated with holding the Certificate as the issuing REMIC generates losses. For purposes of applying the Formula Test: (i) The transferee is assumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b)(1) of the Code. If the transferee has been subject to the alternative minimum tax under section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate, then the tax rate specified in section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in section 11(b)(1) of the Code; (ii) The transfer must satisfy paragraph 9 of the Transfer Affidavit; and (iii) Present values are computed using a discount rate equal to the Federal short-term rate prescribed by section 1274(d) of the Code for the month of the transfer and the compounding period used by the taxpayer.

            "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

            "Permitted Transferee": Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Class A-R Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" as defined in section 775 of the Code, (vi) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity (treated as a corporation or a partnership for federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trustor unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8ECI, and (vii) any other Person so designated by the Trustee based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class A-R Certificate to such Person may cause any REMIC formed under the Agreement to fail to qualify as a REMIC at any time that any Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

            "Person": Any individual, corporation, limited liability company, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

            "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

            "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                                  EXHIBIT 2 to
                                                                     EXHIBIT I

                       Section 5.02(c) of the Agreement
                       --------------------------------

            (c) Each Person who has or who acquires any Ownership Interest in a Class A-R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class A-R Certificate are expressly subject to the following provisions:

            (1) Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (2) Except in connection with (i) the registration of the Tax Matters Person Certificate in the name of the Trustee or (ii) any registration in the name of, or transfer of a Class A-R Certificate to, an affiliate of the Depositor (either directly or through a nominee) in connection with the initial issuance of the Certificates, no Ownership Interest in a Class A-R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Class A-R Certificate unless, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.

            (3) Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Class A-R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class A-R Certificate and (C) not to Transfer its Ownership Interest in a Class A-R Certificate, or to cause the Transfer of an Ownership Interest in a Class A-R Certificate to any other Person, if it has actual knowledge that such Person is not a Permitted Transferee.

            (4) Any attempted or purported Transfer of any Ownership Interest in a Class A-R Certificate in violation of the provisions of this
      Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Class A-R Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class A-R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class A-R Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit and Transferor Certificate. The Trustee shall be entitled but not obligated to recover from any Holder of a Class A-R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class A-R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

            (5) The Depositer shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under section

      860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Class A-R Certificate to any Holder who is not a Permitted Transferee.

            The restrictions on Transfers of a Class A-R Certificate set forth in this section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Class A-R Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trustee, the Sellers or the Master Servicer, to the effect that the elimination of such restrictions will not cause any constituent REMIC of any REMIC formed hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any ownership Interest in a Class A-R Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Class A-R Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Class A-R Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

                                  EXHIBIT J-1


                       [FORM OF] TRANSFEROR CERTIFICATE
                                  (RESIDUAL)


                                                      _____________________
                                                      Date


CWALT, Inc.
[4500 Park Granada
Calabasas, California  91302
Attention:  David A. Spector]

[Trustee's Address]___________________
_______________________
_______________________

Attention:  Mortgage-Backed Securities Group
            Series 200_-_
            Re:     CWALT, Inc. Mortgage Pass-Through Certificates,
            Series 200_-_, Class
            -------------------------------------------------------


Ladies and Gentlemen:

In connection with our disposition of the above Certificates we certify that to the extent we are disposing of a Class A-R Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                               Very truly yours,



                               __________________________________________
                                       Print Name of Transferor


                               By:______________________________________________
                                               Authorized Officer



                                     J-1-1

                                  EXHIBIT J-2


                       [FORM OF] TRANSFEROR CERTIFICATE
                                   (PRIVATE)


                                                      _____________________
                                                      Date


CWALT, Inc.
[4500 Park Granada
Calabasas, California  91302
Attention:  David A. Spector]

[Trustee's Address]___________________
_______________________
_______________________

Attention:  Mortgage-Backed Securities Group
            Series 200_-_
            Re:     CWALT, Inc. Mortgage Pass-Through Certificates,
            Series 200_-_, Class
            -------------------------------------------------------


Ladies and Gentlemen:

In connection with our disposition of the above Certificates we certify that
(a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act,
(b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act.

                                        Very truly yours,



                                        __________________________________
                                        Print Name of Transferor


                                        By:_____________________________________
                                                    Authorized Officer



                                     J-2-1

                                   EXHIBIT K

                  [FORM OF] INVESTMENT LETTER (NON-RULE 144A)


                                                ___________________________
                                                Date


CWALT, Inc.
[4500 Park Granada
Calabasas, California  91302
Attention:  David A. Spector]

[Trustee's Address]___________________
_______________________
_______________________

Attention:  Mortgage-Backed Securities Group
            Series 200_-_


      Re:   CWALT, Inc. Mortgage Pass-Through Certificates,
            Series 200_-_, Class
            -----------------------------------------------

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that
(a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of or investing the assets of any such benefit plan or arrangement to effect such acquisition or (ii) if the Certificates have been the subject of an ERISA-Qualifying Underwriting and we are an insurance company, we are purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below),
(f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                        Very truly yours,


                                        ___________________________________
                                        Print Name of Transferee


                                        By:________________________________
                                        Authorized Officer

                                   EXHIBIT L

                          [FORM OF] RULE 144A LETTER



                                                ________________________
                                                Date


CWALT, Inc.
[4500 Park Granada
Calabasas, California  91302
Attention:  David A. Spector]

[Trustee's Address]___________________
_______________________
_______________________

Attention:  Mortgage-Backed Securities Group
            Series 200_-_


      Re:   CWALT, Inc. Mortgage Pass-Through Certificates,
            Series 200_-_, Class
            -----------------------------------------------

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that
(a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of or investing the assets of any such benefit plan or arrangement to effect such acquisition or (ii) if the Certificates have been the subject of an ERISA-Qualifying Underwriting and we are an insurance company, we are purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.



                                        Very truly yours,


                                        ______________________________________
                                        Print Name of Transferee


                                        By:___________________________________
                                           Authorized Officer

                                                          ANNEX 1 TO EXHIBIT L
                                                          --------------------


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

         [For Transferees Other Than Registered Investment Companies]


The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

            2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis either at least $100,000 in securities or, if Buyer is a dealer, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.


            ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

            ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $[25,000,000] as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

            ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $[25,000,000] as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

            ___   Broker-dealer. The Buyer is a dealer registered pursuant to
                  Section 15 of the Securities Exchange Act of 1934.

            ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

            ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

            ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

            ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

            ___ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

            ___ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.


            3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

            4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

            5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

            6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                        ________________________________________
                                                   Print Name of Buyer


                                       By:______________________________________
                                       Name:
                                       Title:

                                       Date:____________________________________

                                                          ANNEX 2 TO EXHIBIT L
                                                          --------------------


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

          [For Transferees That are Registered Investment Companies]


            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $[100,000,000] in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause
(ii) in the preceding sentence applies, the securities may be valued at market.

            ___ The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        ________________________________________
                                             Print Name of Buyer or Adviser


                                        By: ____________________________________
                                        Name:
                                        Title:


                                IF AN ADVISER:


                                        ________________________________________
                                                  Print Name of Buyer


                                        Date: ______________________________

                                   EXHIBIT M

                         [FORM OF] REQUEST FOR RELEASE
                                 (for Trustee)

CWALT, Inc.
Mortgage Pass-Through Certificates
Series 200_-_

Loan Information
----------------

      Name of Mortgagor:            __________________________________________

      Servicer Loan No.:            __________________________________________

Trustee
-------

      Name:                         __________________________________________

      Address:                      __________________________________________

                                    __________________________________________

                                    __________________________________________

      Trustee
      Mortgage File No.:            __________________________________________

      The undersigned Master Servicer hereby acknowledges that it has received from ___________________, as Trustee for the Holders of Mortgage Pass-Through Certificates, of the above-referenced Series, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series among the Trustee, [Countrywide Home Loans, Inc.], as a Seller, [Park Granada LLC], as a Seller, [Park Monaco, Inc.], as a Seller, [Park Sienna LLC], as a Seller, [Countrywide Home Loans Servicing LP], as Master Servicer and CWALT, Inc., as Depositor.

( ) Mortgage Note dated _______________, 20__, in the original principal sum of $___________, made by ____________________________, payable to, or endorsed to the order of, the Trustee.

(  )  Mortgage recorded on __________________ as instrument no. ________________
      in the County Recorder's Office of the County of ________________________, State of _______________________ in book/reel/docket _____________________
      of official records at page/image _______________________________.

( ) Deed of Trust recorded on ______________________ as instrument no. _______ in the County Recorder's Office of the County of ________________________, State of _____________________ in book/reel/docket _______________________
      of official records at page/image ____________________________.

( ) Assignment of Mortgage or Deed of Trust to the Trustee, recorded on _____________________ as instrument no. __________________ in the County
      Recorder's Office of the County of

      _____________________, State of ___________________ in book/reel/docket
      ________________ of official records at page/image
      ______________________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

      (  )______________________________________________________________________

      (  )______________________________________________________________________

      (  )______________________________________________________________________

      (  )______________________________________________________________________

      The undersigned Master Servicer hereby acknowledges and agrees as follows:

(1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

(2) The Master Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

(3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

(4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.





                                          [COUNTRYWIDE HOME LOANS
                                          SERVICING LP]



                                          By__________________________________

                                          Its_________________________________

Date:_________________, 20__

                                   EXHIBIT N

                  [FORM OF] REQUEST FOR RELEASE OF DOCUMENTS

To:   ___________________                             Attn:  Mortgage Custody
                                                      Services

      Re: The Pooling & Servicing Agreement dated [month] 1, 200_, among [Countrywide Home Loans, Inc.], as a Seller, [Park Granada LLC], as a Seller, [Park Monaco, Inc.], as a Seller, [Park Sienna LLC], as a Seller, [Countrywide Home Loans Servicing LP], as Master Servicer, CWALT, Inc. and ________________, as Trustee

Ladies and Gentlemen:

      In connection with the administration of the Mortgage Loans held by you as Trustee for CWALT, Inc., we request the release of the Mortgage Loan File for the Mortgage Loan(s) described below, for the reason indicated.

FT Account #:                                  Pool #:

Mortgagor's Name, Address and Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (check one)

      1. Mortgage Loan paid in full ([Countrywide Home Loans, Inc.] hereby certifies that all amounts have been received).

      2. Mortgage Loan Liquidated ([Countrywide Home Loans, Inc.] hereby certifies that all proceeds of foreclosure, insurance, or other liquidation have been finally received).

      3.    Mortgage Loan in Foreclosure.

      4.    Other (explain):

      If item 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above-specified Mortgage Loan. If item 3 or 4 is checked, upon return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

[Countrywide Home Loans, Inc.]
[4500 Park Granada
Calabasas, California  91302]


By:__________________________________
Name:________________________________
Title:_______________________________
Date:________________________________


TRUSTEE CONSENT TO RELEASE AND
ACKNOWLEDGEMENT OF RECEIPT


By:__________________________________
Name:________________________________
Title:_______________________________
Date:________________________________

                                   EXHIBIT O

                 [FORM OF] FINANCIAL GUARANTY INSURANCE POLICY

       Delivered to the Trustee at closing and on file with the Trustee.

                                   EXHIBIT P


                   [FORM OF] SUPPLEMENTAL TRANSFER AGREEMENT

THIS SUPPLEMENTAL TRANSFER AGREEMENT, dated as of ____________, 200_ (this "Supplemental Transfer Agreement"), among CWALT, INC., a Delaware corporation, as depositor (the "Depositor"), [Countrywide Home Loans, Inc.] ("[CHL]"), a New York corporation, as a seller (a "Seller"), [Park Granada LLC] ("[Park Granada]"), a Delaware limited liability company, as a seller (a "Seller"), [PARK MONACO] INC. ("[Park Monaco]"), a Delaware limited liability corporation, as a seller (a "Seller"), [Park Sienna LLC] ("[Park Sienna]"), a Delaware limited liability company, as a seller (a "Seller" and together with [CHL], [Park Granada] and [Park Monaco], the "Sellers") under the Pooling and Servicing Agreement referred to below, and ___________________, a New York banking corporation, as trustee (the "Trustee");

WHEREAS, the Depositor, the Sellers, the Trustee and [Countrywide Home Loans Servicing LP], as Master Servicer, have entered in the Pooling and Servicing Agreement, dated as of [month] 1, 200_ (the "Pooling and Servicing Agreement"), in relation to the [CHL] Mortgage Pass-Through Trust 200_-_, Mortgage Pass-Through Certificates, Series 200_-_;

WHEREAS, Section 2.01(e) of the Pooling and Servicing Agreement provides for the parties hereto to enter into this Supplemental Transfer Agreement in accordance with the terms and conditions of the Pooling and Servicing Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged the parties hereto agree as follows:

      (a) The "Supplemental Transfer Date" with respect to this Supplemental Transfer Agreement shall be ________, 200_.

      (b) The "Aggregate Supplemental Purchase Amount" with respect to this Supplemental Transfer Agreement shall be $________; provided, however, that such amount shall not exceed the amount on deposit in the Supplemental Loan Account.

      (c) The "Capitalized Interest Requirement" with respect to this Supplemental Transfer Agreement shall be $________; provided, however, that such amount shall not exceed the amount on deposit in the Capitalized Interest Account.

      (d) [Reserved]

      (e) In case any provision of this Supplemental Transfer Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby.

      (f) In the event of any conflict between the provisions of this Supplemental Transfer Agreement and the Pooling and Servicing Agreement, the provisions of the Pooling and Servicing Agreement shall prevail.

      (g) This Supplemental Transfer Agreement shall be governed by, and shall be construed and enforced in accordance with the laws of the State of New York.

      (h) The Supplemental Transfer Agreement may be executed in one or more counterparts, each of which so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties to this Supplemental Transfer Agreement have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                    CWALT, INC.,
                                        as Depositor


                                    By:________________________________________
                                       Name:
                                       Title:



                                    [Countrywide Home Loans, Inc.],
                                      as Seller


                                    By:________________________________________
                                       Name:
                                       Title:



                                    [Park Granada LLC],
                                        as a Seller


                                    By:________________________________________
                                       Name:
                                       Title:



                                    [Park Monaco, Inc.],
                                        as a Seller


                                    By:________________________________________
                                       Name:
                                       Title:

                                    [Park Sienna LLC],
                                        as a Seller


                                    By:________________________________________
                                       Name:
                                       Title:



                                    ___________________,
                                       not in its individual capacity,
                                       but solely as Trustee


                                    By:________________________________________
                                       Name:
                                       Title:






Acknowledged and Agreed:


[Countrywide Home Loans Servicing LP],
  as Master Servicer




By:  [COUNTRYWIDE GP, INC.]



By:  _____________________________
     Name:
     Title:

                                   EXHIBIT Q

     STANDARD & POOR'S LEVELS(R) VERSION 5.6c GLOSSARY REVISED, APPENDIX E

APPENDIX E - Standard & Poor's Predatory Lending Categories

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

Standard & Poor's High Cost Loan Categorization

--------------------------------------------------------------------------------
                                                               Category under
                                                               --------------
 State/Jurisdiction       Name of Anti-Predatory Lending         Applicable
 ------------------       ------------------------------         ----------
                                Law/Effective Date             Anti-Predatory
                                ------------------             -------------
                                                                 Lending Law
                                                                 -----------
--------------------------------------------------------------------------------
Arkansas               Arkansas Home Loan Protection Act,   High Cost Home Loan
                       Ark. Code Ann. ss.ss. 23-53-101
                       et seq.

                       Effective July 16, 2003
--------------------------------------------------------------------------------
Cleveland Heights, OH  Ordinance No. 72-2003 (PSH), Mun.    Covered Loan
                       Code ss.ss. 757.01 et seq.

                       Effective June 2, 2003
--------------------------------------------------------------------------------
Colorado               Consumer Equity Protection, Colo.    Covered Loan
                       Stat. Ann. ss.ss. 5-3.5-101 et seq.

                       Effective for covered loans offered
                       or entered into on or after January
                       1, 2003. Other provisions of the Act
                       took effect on June 7, 2002
--------------------------------------------------------------------------------
Connecticut            Connecticut Abusive Home Loa         High Cost Home Loan
                       Lending Practices Act, Conn. Gen.
                       Stat ss.ss. 36a-746 et seq.

                       Effective October 1, 2001
--------------------------------------------------------------------------------
District of Columbia   Home Loan Protection Act, D.C. Code  Covered Loan
                       ss.ss. 26-1151.01 et seq.

                       Effective for loans closed on or
                       after January 28, 2003
--------------------------------------------------------------------------------
Florida                Fair Lending Act, Fla. Stat.         High Cost Home Loan
                       Ann. ss.ss. 494.0078 et seq.

                       Effective October 2, 2002
--------------------------------------------------------------------------------
Georgia (Oct. 1,       Georgia Fair Lending Act, Ga. Code   High Cost Home Loan
2002 - Mar. 6, 2003)   Ann. ss.ss. 7-6A-1 et seq.

                       Effective October 1, 2002 -
                       March 6, 2003
--------------------------------------------------------------------------------

Standard & Poor's High Cost Loan Categorization

--------------------------------------------------------------------------------
                                                               Category under
                                                               --------------
 State/Jurisdiction       Name of Anti-Predatory Lending         Applicable
 ------------------       ------------------------------         ----------
                                Law/Effective Date             Anti-Predatory
                                ------------------             -------------
                                                                 Lending Law
                                                                 -----------
--------------------------------------------------------------------------------
Georgia as amended     Georgia Fair Lending Act, Ga. Code   High Cost Home Loan
(Mar. 7, 2003 -        Ann. ss.ss. 7-6A-1 et seq.
current)
                       Effective for loans closed on or
                       after March 7, 2003
--------------------------------------------------------------------------------
HOEPA Section 32       Home Ownership and Equity Protection   High Cost Loan
                       Act of 1994, 15 U.S.C. ss. 1639, 12
                       C.F.R. ss.ss. 226.32 and 226.34

                       Effective October 1, 1995, amendments
                       October 1, 2002
--------------------------------------------------------------------------------
Illinois High Risk Home Loan Act, Ill. Comp. High Risk Home Loan Stat. tit. 815, ss.ss. 137/5 et seq.

                       Effective January 1, 2004 (prior to
                       this date, regulations under
                       Residential Mortgage License Act
                       effective from May 14, 2001)
--------------------------------------------------------------------------------
Kansas                 Consumer Credit Code, Kan. Stat.     High Loan to Value
                       Ann. ss.ss. 16a-1-101 et seq.        Consumer Loan (id.
                                                            ss. 16a-3-207) and;

                       Sections 16a-1-301 and 16a-3-207     ____________________
                       became effective April 14, 1999;     High APR Consumer
                       Section 16a-3-308a became effective  Loan (id. ss.
                       July 1, 1999                         16a-3-308a)
--------------------------------------------------------------------------------
Kentucky               2003 KY H.B. 287 - High Cost Home    High Cost Home Loan
                       Loan Act, Ky. Rev. Stat.
                       ss.ss. 360.100 et seq.

                       Effective June 24, 2003
--------------------------------------------------------------------------------
Maine                  Truth in Lending, Me. Rev. Stat.     High Rate High Fee
                       tit. 9 A, ss.ss. 8-101 et seq.       Mortgage

                       Effective September 29, 1995 and as
                       amended from time to time
--------------------------------------------------------------------------------
Massachusetts          Part 40 and Part 32, 209 C.M.R.      High Cost Home Loan
                       ss.ss. 32.00 et seq. and 209 C.M.R.
                       ss.ss. 40.01 et seq.

                       Effective March 22, 2001 and amended
                       from time to time
--------------------------------------------------------------------------------
Nevada                 Assembly Bill No. 284, Nev. Rev.     Home Loan
                       Stat. ss.ss. 598D.010 et seq.

                       Effective October 1, 2003
--------------------------------------------------------------------------------

Standard & Poor's High Cost Loan Categorization

--------------------------------------------------------------------------------
                                                               Category under
                                                               --------------
 State/Jurisdiction       Name of Anti-Predatory Lending         Applicable
 ------------------       ------------------------------         ----------
                                Law/Effective Date             Anti-Predatory
                                ------------------             -------------
                                                                 Lending Law
                                                                 -----------
--------------------------------------------------------------------------------
New Jersey             New Jersey Home Ownership Security   High Cost Home Loan
                       Act of 2002, N.J. Rev. Stat. ss.ss.
                       46:10B  22 et seq.

                       Effective for loans closed on or
                       after November 27, 2003
--------------------------------------------------------------------------------
New Mexico             Home Loan Protection Act, N.M. Rev.  High Cost Home Loan
                       Stat. ss.ss. 58-21A-1 et seq.

                       Effective as of January 1, 2004;
                       Revised as of February 26, 2004
--------------------------------------------------------------------------------
New York               N.Y. Banking Law Article 6-l         High Cost Home Loan

                       Effective for applications made on or
                       after April 1, 2003
--------------------------------------------------------------------------------
North Carolina         Restrictions and Limitations on      High Cost Home Loan
                       High Cost Home Loans, N.C. Gen.
                       Stat. ss.ss. 24-1.1E et seq.

                       Effective July 1, 2000; amended
                       October 1, 2003 (adding open-end
                       lines of credit)
--------------------------------------------------------------------------------
Ohio                   H.B. 386 (codified in various        Covered Loan
                       sections of the Ohio Code), Ohio
                       Rev. Code Ann. ss.ss. 1349.25
                       et seq.

                       Effective May 24, 2002
--------------------------------------------------------------------------------
Oklahoma               Consumer Credit Code (codified in    Subsection 10
                       various sections of Title 14A)       Mortgage

                       Effective July 1, 2000; amended
                       effective January 1, 2004
--------------------------------------------------------------------------------
South Carolina         South Carolina High Cost and         High Cost Home Loan
                       Consumer Home Loans Act, S.C. Code
                       Ann. ss.ss. 37-23-10 et seq.

                       Effective for loans taken on or after
                       January 1, 2004
--------------------------------------------------------------------------------
 West Virginia         West Virginia Residential Mortgage   West Virginia
                       Lender, Broker and Servicer Act, W.  Mortgage Loan Act
                       Va. Code Ann. ss.ss. 31-17-1 et seq.
                       Loan


                       Effective June 5, 2002
--------------------------------------------------------------------------------

Standard & Poor's Covered Loan Categorization

--------------------------------------------------------------------------------
                                                               Category under
                                                               --------------
 State/Jurisdiction       Name of Anti-Predatory Lending         Applicable
 ------------------       ------------------------------         ----------
                                Law/Effective Date             Anti-Predatory
                                ------------------             -------------
                                                                 Lending Law
                                                                 -----------
--------------------------------------------------------------------------------
Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga. Code   Covered Loan
- Mar. 6, 2003)        Ann. ss.ss. 7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003
--------------------------------------------------------------------------------
New Jersey             New Jersey Home Ownership Security   Covered Home Loan

                       Act of 2002, N.J. Rev. Stat.
                       ss.ss. 46:10B 22 et seq. Effective
                       November 27, 2003 - July 5, 2004
--------------------------------------------------------------------------------

Standard & Poor's Home Loan Categorization

--------------------------------------------------------------------------------
                                                               Category under
                                                               --------------
 State/Jurisdiction       Name of Anti-Predatory Lending         Applicable
 ------------------       ------------------------------         ----------
                                Law/Effective Date             Anti-Predatory
                                ------------------             -------------
                                                                 Lending Law
                                                                 -----------
--------------------------------------------------------------------------------
Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga. Code   Home Loan
- Mar. 6, 2003)        Ann. ss.ss. 7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003
--------------------------------------------------------------------------------
New Jersey             New Jersey Home Ownership Security   Home Loan
                       Act of 2002, N.J. Rev. Stat. ss.ss.
                       46:10B 22 et seq.

                       Effective for loans closed on or
                       after November 27, 2003
--------------------------------------------------------------------------------
New Mexico             Home Loan Protection Act, N.M.       Home Loan
                       Rev.Stat. ss.ss. 58-21A-1 et seq.

                       Effective as of January 1, 2004;
                       Revised as of February 26, 2004
--------------------------------------------------------------------------------
North Carolina         Restrictions and Limitations on      Consumer Home Loan
                       High Cost Home Loans, N.C. Gen.
                       Stat. ss.ss. 24-1.1E et seq.

                       Effective July 1, 2000; amended
                       October 1, 2003 (adding open-end
                       lines of credit)
--------------------------------------------------------------------------------
South Carolina         South Carolina High Cost and         Consumer Home Loan
                       Consumer Home Loans Act, S.C. Code
                       Ann. ss.ss. 37-23-10 et seq.

                       Effective for loans taken on or
                       after January 1, 2004
--------------------------------------------------------------------------------

                                   EXHIBIT R

                          [FORM OF] CORRIDOR CONTRACT

       Delivered to the Trustee at closing and on file with the Trustee.

                                  EXHIBIT S-1

                        [FORM OF] ASSIGNMENT AGREEMENT

       Delivered to the Trustee at closing and on file with the Trustee.






                                     S-1-1

                                  EXHIBIT S-2

                      [FORM OF] ADMINISTRATION AGREEMENT

       Delivered to the Trustee at closing and on file with the Trustee.






                                     S-2-1

                                   EXHIBIT T


          [FORM OF] OFFICER'S CERTIFICATE WITH RESPECT TO PREPAYMENTS


                         MORTGAGE BACKED CERTIFICATES,
                                Series 200_-__

                                       [Date]

Via Facsimile

__________________,
      as Trustee
________________
_______________________


Dear Sir or Madam:

            Reference is made to the Pooling and Servicing Agreement, dated as of _________, 200_, (the "Pooling and Servicing Agreement") among [CWALT, Inc.], as Depositor, [Countrywide Home Loans, Inc.], as a Seller, [Park Granada LLC], as a Seller, [Park Monaco Inc.], as a Seller, [Park Sienna LLC], as a Seller, [Countrywide Home Loans Servicing LP], as Master Servicer and __________________, as Trustee. Capitalized terms used herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

            __________________ hereby certifies that he/she is a Servicing Officer, holding the office set forth beneath his/her name and hereby further certifies as follows:

            With respect to the Distribution Date in _________ 200_ and each Mortgage Loan set forth in the attached schedule:

            1. A Principal Prepayment in full or in part was received during the related Prepayment Period;

            2. Any Prepayment Charge due under the terms of the Mortgage Note with respect to such Principal Prepayment was or was not, as indicated on the attached schedule using "Yes" or "No", received from the Mortgagor and deposited in the Certificate Account;

            3. As to each Mortgage Loan set forth on the attached schedule for which all or part of the Prepayment Charge required in connection with the Principal Prepayment was waived by the Master Servicer, such waiver was, as indicated on the attached schedule, based upon:

                  (i) the Master Servicer's determination that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Charge, or

                  (ii)(A) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors' rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law; and

            4. We certify that all amounts due in connection with the waiver of a Prepayment Charge inconsistent with clause 3 above which are required to be deposited by the Master Servicer pursuant to Section 3.19 of the Pooling and Servicing Agreement, have been or will be so deposited.

                                       [COUNTRYWIDE HOME LOANS, INC.],
                                         as Master Servicer

        SCHEDULE OF MORTGAGE LOANS FOR WHICH A PREPAYMENT WAS RECEIVED
                     DURING THE RELATED PREPAYMENT PERIOD

--------------------------------------------------------------------------------
Loan Number                 Clause 2:  Yes/No          Clause 3:  (i) or (ii)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   EXHIBIT U

                               MONTHLY STATEMENT


                                      U-1

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                                  EXHIBIT V-1

                      [FORM OF] PERFORMANCE CERTIFICATION
                                 (Subservicer)

                            [On file with Trustee]



                                     V-1-1

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                                  EXHIBIT V-2

                      [FORM OF] PERFORMANCE CERTIFICATION
                                   (Trustee)

                            [On file with Trustee]



                                     V-2-1

                                   EXHIBIT W

                                   [FORM OF]
                     SERVICING CRITERIA TO BE ADDRESSED IN
                      ASSESSMENT OF COMPLIANCE STATEMENT

            The assessment of compliance to be delivered by [the Master Servicer] [Trustee] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":


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                                                                  Applicable
                                                                   Servicing
                       Servicing Criteria                          Criteria
--------------------------------------------------------------------------------

  Reference                        Criteria
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                       General Servicing Considerations
---------------                                                 ----------------
                 Policies and procedures are instituted to
                 monitor any performance or other triggers and
                 events of default in accordance with the
1122(d)(1)(i)    transaction agreements.
---------------                                                 ----------------
                 If any material servicing activities are
                 outsourced to third parties, policies and
                 procedures are instituted to monitor the third
                 party's performance and compliance
1122(d)(1)(ii)   with such servicing activities.
---------------                                                 ----------------
                 Any requirements in the transaction
                 agreements to maintain a back-up servicer
1122(d)(1)(iii)  for the mortgage loans are maintained.
---------------                                                 ----------------
                 A fidelity bond and errors and omissions policy
                 is in effect on the party participating in the
                 servicing function throughout the reporting
                 period in the amount of coverage required by
                 and otherwise in accordance with the terms of
1122(d)(1)(iv)   the transaction agreements.
---------------                                                 ----------------
                      Cash Collection and Administration
---------------                                                 ----------------
                 Payments on mortgage loans are deposited into
                 the appropriate custodial bank accounts and
                 related bank clearing accounts no more than two
                 business days following receipt, or such other
                 number of days specified in the transaction
1122(d)(2)(i)    agreements.
---------------                                                 ----------------
                 Disbursements made via wire transfer on
                 behalf of an obligor or to an investor are
1122(d)(2)(ii)   made only by authorized personnel.
---------------                                                 ----------------
                 Advances of funds or guarantees regarding
                 collections, cash flows or distributions, and
                 any interest or other fees charged for such
                 advances, are made, reviewed and approved as
1122(d)(2)(iii)  specified in the transaction agreements.
---------------                                                 ----------------

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                                                                  Applicable
                                                                   Servicing
                       Servicing Criteria                          Criteria
--------------------------------------------------------------------------------

  Reference                        Criteria
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                 The related accounts for the transaction, such
                 as cash reserve accounts or accounts
                 established as a form of overcollateralization,
                 are separately maintained (e.g., with respect
                 to commingling of cash) as set forth in the
1122(d)(2)(iv)   transaction agreements.
---------------                                                 ----------------
                 Each custodial account is maintained at a
                 federally insured depository institution as set
                 forth in the transaction agreements. For
                 purposes of this criterion, "federally insured
                 depository institution" with respect to a
                 foreign financial institution means a foreign
                 financial institution that meets the
                 requirements of Rule 13k-1(b)(1) of the
1122(d)(2)(v)    Securities Exchange Act.
---------------                                                 ----------------
                 Unissued checks are safeguarded so as to
1122(d)(2)(vi)   prevent unauthorized access.
---------------                                                 ----------------
                 Reconciliations are prepared on a monthly basis
                 for all asset-backed securities related bank
                 accounts, including custodial accounts and
                 related bank clearing accounts. These
                 reconciliations are (A) mathematically
                 accurate; (B) prepared within 30 calendar days
                 after the bank statement cutoff date, or such
                 other number of days specified in the
                 transaction agreements; (C) reviewed and
                 approved by someone other than the person who
                 prepared the reconciliation; and (D) contain
                 explanations for reconciling items. These
                 reconciling items are resolved within 90
                 calendar days of their original identification,
                 or such other number of days specified in the
1122(d)(2)(vii)  transaction agreements.
---------------                                                 ----------------
                      Investor Remittances and Reporting
---------------                                                 ----------------
                 Reports to investors, including those to be
                 filed with the Commission, are maintained in
                 accordance with the transaction agreements and
                 applicable Commission requirements.
                 Specifically, such reports (A) are prepared in
                 accordance with timeframes and other terms set
                 forth in the transaction agreements; (B)
                 provide information calculated in accordance
                 with the terms specified in the transaction
                 agreements; (C) are filed with the Commission
                 as required by its rules and regulations; and
                 (D) agree with investors' or the trustee's
                 records as to the total unpaid principal
                 balance and number of mortgage loans serviced
1122(d)(3)(i)    by the Servicer.
---------------                                                 ----------------
                 Amounts due to investors are allocated and
                 remitted in accordance with timeframes,
1122(d)(3)(ii)   distribution priority and
---------------                                                 ----------------

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                                                                  Applicable
                                                                   Servicing
                       Servicing Criteria                          Criteria
--------------------------------------------------------------------------------

  Reference                        Criteria
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                 other terms set forth in the transaction
                 agreements.
---------------                                                 ----------------
                 Disbursements made to an investor are posted
                 within two business days to the Servicer's
                 investor records, or such other number of
1122(d)(3)(iii)  days specified in the transaction agreements.
---------------                                                 ----------------
                 Amounts remitted to investors per the investor
                 reports agree with cancelled checks, or other
1122(d)(3)(iv)   form of payment, or custodial bank statements.
---------------                                                 ----------------
                           Pool Asset Administration
---------------                                                 ----------------
                 Collateral or security on mortgage loans is
                 maintained as required by the transaction
                 agreements or related mortgage loan
1122(d)(4)(i)    documents.
---------------                                                 ----------------
                 Mortgage loan and related documents are
                 safeguarded as required by the transaction
1122(d)(4)(ii)   agreements.
---------------                                                 ----------------
                 Any additions, removals or substitutions to the
                 asset pool are made, reviewed and approved in
                 accordance with any conditions or requirements
1122(d)(4)(iii)  in the transaction agreements.
---------------                                                 ----------------
                 Payments on mortgage loans, including any
                 payoffs, made in accordance with the related
                 mortgage loan documents are posted to the
                 Servicer's obligor records maintained no more
                 than two business days after receipt, or such
                 other number of days specified in the
                 transaction agreements, and allocated to
                 principal, interest or other items (e.g.,
                 escrow) in accordance with the related
1122(d)(4)(iv)   mortgage loan documents.
---------------                                                 ----------------
                 The Servicer's records regarding the mortgage
                 loans agree with the Servicer's records with
                 respect to an obligor's unpaid principal
1122(d)(4)(v)    balance.
---------------                                                 ----------------
                 Changes with respect to the terms or status of
                 an obligor's mortgage loans (e.g., loan
                 modifications or re-agings) are made, reviewed
                 and approved by authorized personnel in
                 accordance with the transaction agreements and
1122(d)(4)(vi)   related pool asset documents.
---------------                                                 ----------------
                 Loss mitigation or recovery actions (e.g.,
                 forbearance plans, modifications and deeds in
                 lieu of foreclosure, foreclosures and
                 repossessions, as applicable) are initiated,
                 conducted and concluded in accordance with the
1122(d)(4)(vii)  timeframes or other requirements established by
---------------                                                 ----------------

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                                                                  Applicable
                                                                   Servicing
                       Servicing Criteria                          Criteria
--------------------------------------------------------------------------------

  Reference                        Criteria
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                 the transaction agreements.
---------------                                                 ----------------
                 Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or

1122(d)(4)(viii) unemployment).
---------------                                                 ----------------
                 Adjustments to interest rates or rates of
                 return for mortgage loans with variable rates
                 are computed based on the related mortgage
1122(d)(4)(ix)   loan documents.
---------------                                                 ----------------
                 Regarding any funds held in trust for an
                 obligor (such as escrow accounts): (A) such
                 funds are analyzed, in accordance with the
                 obligor's mortgage loan documents, on at least
                 an annual basis, or such other period specified
                 in the transaction agreements; (B) interest on
                 such funds is paid, or credited, to obligors in
                 accordance with applicable mortgage loan
                 documents and state laws; and (C) such funds
                 are returned to the obligor within 30 calendar
                 days of full repayment of the related mortgage
                 loans, or such other number of days specified
                 in the transaction agreements.
1122(d)(4)(x)
---------------                                                 ----------------
                 Payments made on behalf of an obligor (such as
                 tax or insurance payments) are made on or
                 before the related penalty or expiration dates,
                 as indicated on the appropriate bills or
                 notices for such payments, provided that such
                 support has been received by the servicer at
                 least 30 calendar days prior to these dates, or
                 such other number of days specified in the
1122(d)(4)(xi)   transaction agreements.
---------------                                                 ----------------
                 Any late payment penalties in connection with
                 any payment to be made on behalf of an obligor
                 are paid from the servicer's funds and not
                 charged to the obligor, unless the late payment
1122(d)(4)(xii)  was due to the obligor's error or omission.
---------------                                                 ----------------
                 Disbursements made on behalf of an obligor are
                 posted within two business days to the
                 obligor's records maintained by the servicer,
                 or such other number of days specified in the
1122(d)(4)(xiii) transaction agreements.
---------------                                               ----------------

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                                                                  Applicable
                                                                   Servicing
                       Servicing Criteria                          Criteria
--------------------------------------------------------------------------------

  Reference                        Criteria
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                 Delinquencies, charge-offs and uncollectible
                 accounts are recognized and recorded in
1122(d)(4)(xiv)  accordance with the transaction agreements.
---------------                                                 ----------------
                 Any external enhancement or other support, identified in Item
                 1114(a)(1) through (3) or Item 1115 of Regulation AB, is
                 maintained as
1122(d)(4)(xv)   set forth in the transaction agreements.
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                                    [NAME OF MASTER SERVICER] [NAME OF
                                    TRUSTEE] [NAME OF CO-TRUSTEE]
                                    [NAME OF SUBSERVICER]


                                    Date: _________________________



                                    By:  ________________________________
                                    Name:
                                    Title:

                                   EXHIBIT X


                      [FORM OF] LIST OF ITEM 1119 PARTIES


                        ALTERNATIVE LOAN TRUST 200_-__

                      MORTGAGE PASS-THROUGH CERTIFICATES,
                                Series 200_-__

                                    [Date]

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Party                       Contact Information
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                                     X-1

                                   EXHIBIT Y

                    [FORM OF] SARBANES-OXLEY CERTIFICATION

                       (Replacement of Master Servicer)


                                     Y-1